UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )
____________________________________________

Filed by the Registrant.  ☒                               Filed by a Party other than the Registrant.  ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Facebook, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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1601 Willow Road
Menlo Park, California 94025
June 2, 2016
To Our Stockholders:
You are cordially invited to attend the 2016 Annual Meeting of Stockholders (Annual Meeting) of Facebook, Inc. to be held at the Sofitel San Francisco Bay, located at 223 Twin Dolphin Drive, Redwood City, California 94065, on June 20, 2016, at 11:00 a.m. Pacific Time.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.
You may cast your vote over the Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.
Mark Zuckerberg
Chairman and Chief Executive Officer
Menlo Park, California
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 20, 2016: THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
www.proxyvote.com

Facebook, Inc.
1601 Willow Road
Menlo Park, California 94025
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 20, 2016
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Facebook, Inc. will be held at the Sofitel San Francisco Bay, located at 223 Twin Dolphin Drive, Redwood City, California 94065, on June 20, 2016, at 11:00 a.m. Pacific Time, for the following purposes:
1. To elect eight directors, all of whom are currently serving on our board of directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.
Marc L. Andreessen
Erskine B. Bowles
Susan D. Desmond-Hellmann
Reed Hastings
Jan Koum
Sheryl K. Sandberg
Peter A. Thiel
Mark Zuckerberg
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016.
3. To hold a non-binding advisory vote on the compensation program for our named executive officers as disclosed in this proxy statement.
4. To ratify our grant of restricted stock units (RSUs) to our non-employee directors during the year ended December 31, 2013.
5. To ratify our grant of RSUs to our non-employee directors during the years ended December 31, 2014 and 2015.
6. To approve our annual compensation program for non-employee directors.
7. To approve the adoption of our amended and restated certificate of incorporation (comprising four proposals).
8. To amend and restate our 2012 Equity Incentive Plan.
9. To consider and vote upon five stockholder proposals, if properly presented.
10. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the proxy statement accompanying this Notice.
Only stockholders of record at the close of business on April 29, 2016 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors,
Mark Zuckerberg
Chairman and Chief Executive Officer
Menlo Park, California

Whether or not you expect to attend the Annual Meeting, please vote via the Internet, by telephone, or complete, date, sign, and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

Facebook, Inc.
1601 Willow Road
Menlo Park, California 94025
PROXY STATEMENT
June 2, 2016
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

1.	What are proxy materials?
The accompanying proxy is delivered and solicited on behalf of the board of directors of Facebook, Inc., a Delaware corporation, in connection with the 2016 Annual Meeting of Stockholders (Annual Meeting) to be held at the Sofitel San Francisco Bay, located at 223 Twin Dolphin Drive, Redwood City, California 94065, on June 20, 2016, at 11:00 a.m. Pacific Time. The proxy statement and form of proxy are being distributed and made available on the Internet on or about June 2, 2016. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under Securities and Exchange Commission (SEC) rules and is designed to assist you in voting your shares. The proxy materials include our proxy statement for the Annual Meeting, an annual report to stockholders, including our Annual Report on Form 10-K for the year ended December 31, 2015 (Annual Report), and the proxy card or a voting instruction card for the Annual Meeting (Proxy Materials).

2.	How can I access the proxy materials over the Internet?
An electronic copy of this proxy statement and Annual Report also are available at www.proxyvote.com.

3.	How can I sign up for the electronic proxy delivery service?
The proxy card included with the Proxy Materials will contain instructions on how to request electronic delivery of future proxy materials. Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the environmental impact of printing and mailing these materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

4.	I share an address with another stockholder. Why did we receive only one copy of the proxy materials and how may I obtain an additional copy of the proxy materials?
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as "householding," is intended to provide extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders will be "householding" our proxy materials. A single set of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate set of Proxy Materials, please notify your broker. Stockholders who have multiple accounts in their names or who share an address with other stockholders can request "householding" and authorize your broker to discontinue mailings of multiple annual reports and proxy statements by contacting your broker.

5.	What items of business will be voted on at the Annual Meeting?
The items of business scheduled to be voted on at the Annual Meeting are:

•	Proposal One: the election of eight directors;

•	Proposal Two: the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016;

•	Proposal Three: a non-binding advisory vote on the compensation program for our named executive officers as disclosed in this proxy statement;

•	Proposal Four: the ratification of our grant of restricted stock units (RSUs) to our non-employee directors during the year ended December 31, 2013;

•	Proposal Five: the ratification of our grant of RSUs to our non-employee directors during the years ended December 31, 2014 and 2015;

•	Proposal Six: the approval of our annual compensation program for non-employee directors;

•	Proposal Seven: the approval of the adoption of our amended and restated certificate of incorporation (comprising four proposals);

•	Proposal Eight: the approval of the amendment and restatement of our 2012 Equity Incentive Plan;

•	Proposal Nine: a stockholder proposal regarding change in stockholder voting;

•	Proposal Ten: a stockholder proposal regarding an annual sustainability report;

•	Proposal Eleven: a stockholder proposal regarding a lobbying report;

•	Proposal Twelve: a stockholder proposal regarding an international public policy committee; and

•	Proposal Thirteen: a stockholder proposal regarding a gender pay equity report.
The five stockholder proposals (Proposals Nine through Thirteen) are hereinafter referred to as the "Stockholder Proposals." Other than the proposals described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.
6.    How does the board of directors recommend I vote on these proposals?

•	"FOR" the election of each director nominee;

•	"FOR" the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016;

•	"FOR" the approval of the compensation program for our named executive officers;

•	"FOR" the ratification of our grant of RSUs to our non-employee directors during the year ended December 31, 2013;

•	"FOR" the ratification of our grant of RSUs to our non-employee directors during the years ended December 31, 2014 and 2015;

•	"FOR" the approval of our annual compensation program for non-employee directors;

•	"FOR" the approval of the adoption of our amended and restated certificate of incorporation (comprising four proposals);

•	"FOR" the approval of the amendment and restatement of our 2012 Equity Incentive Plan; and

•	"AGAINST" each of the five Stockholder Proposals (Proposals Nine through Thirteen).

7.	Who is entitled to vote at the Annual Meeting?
Only holders of record of our Class A common stock and Class B common stock at the close of business on April 29, 2016, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on April 29, 2016, we had 2,311,935,975 shares of Class A common stock outstanding and 548,369,546 shares of Class B common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one vote for each share held as of the above record date. Holders of our Class B common stock are entitled to ten votes for each share held as of the above record date. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this proxy statement. In addition, the holders of the shares of Class B common stock will vote as a separate class on the proposal to approve the adoption of our amended and restated certificate of incorporation because certain of the proposed amendments to our existing restated certificate of incorporation may be deemed to have an adverse effect on the rights of the shares of Class B common stock.
A quorum is required for our stockholders to conduct business at the Annual Meeting. A quorum exists for Proposal One through Proposal Six, Proposal Eight, and each of the Stockholder Proposals, if stockholders holding at least a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote are present at the Annual Meeting in person or represented by proxy. A quorum exists for Proposal Seven (comprising Proposal 7A, 7B,

7C, and 7D) if stockholders holding at least a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote, and if stockholders holding at least a majority of the voting power of the shares of our Class B common stock (voting as a single class) entitled to vote, are present at the Annual Meeting in person or represented by proxy.
Dissenters' rights are not applicable to any of the matters being voted upon at the Annual Meeting.
Registered Stockholders. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A. (Computershare), you are considered the stockholder of record with respect to those shares, and the Proxy Materials were provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.
Beneficial Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name" and the Proxy Materials were forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. If you are a beneficial stockholder, your broker or nominee will provide voting instructions for you to use.

8.	What votes are required to approve each of the proposals?
For Proposal One, directors will be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors, which means that the eight nominees receiving the highest number of affirmative votes will be elected.
Approval of Proposals Two through Six, approval of Proposal Eight, and approval of the Stockholder Proposals requires the affirmative "FOR" vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) properly cast "FOR" or "AGAINST" such proposal.
Approval of Proposal Seven, which is comprised of Proposals 7A, 7B, 7C, and 7D, requires the affirmative "FOR" vote of (i) the holders of a majority of the voting power of our Class A common stock and Class B common stock outstanding as of the record date (voting together as a single class) and (ii) the holders of a majority of the voting power of our Class B common stock outstanding as of the record date (voting as a single class). Each of the proposals comprising Proposal Seven is cross-conditioned upon the approval by our stockholders of all of the proposals comprising Proposal Seven. None of Proposal 7A, 7B, 7C, or 7D will be deemed approved unless all of them are approved. The approval of each of the proposals comprising Proposal Seven shall constitute the requisite approval of the adoption of our amended and restated certificate of incorporation as required by Delaware law.

9.	How are broker non-votes and abstentions counted?
A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a broker who has not received instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At our Annual Meeting, only the ratification of the appointment of our independent registered public accounting firm (Proposal Two) is considered a routine matter. All other proposals are considered "non-routine," and your broker will not have discretion to vote on these proposals.
Broker non-votes and abstentions by stockholders from voting (including brokers holding their clients' shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, because broker non-votes and abstentions are not voted affirmatively or negatively, they will have no effect on the approval of any of the proposals, except for Proposal Seven (comprising Proposal 7A, 7B, 7C, and 7D) regarding the adoption of our amended and restated certificate of incorporation, for which broker non-votes and abstentions will count as a vote "AGAINST" such proposal.

10.	Can I vote in person at the Annual Meeting?
For stockholders with shares registered in the name of a brokerage firm or bank or other similar organization, you will need to obtain a legal proxy from the broker, bank, or other nominee that holds your shares before you can vote your shares in person at the Annual Meeting. For stockholders with shares registered directly in their names with Computershare, you may vote your shares in person at the Annual Meeting.

11.	What do I need to do to attend the Annual Meeting in person?
Space for the Annual Meeting is limited. Therefore, admission will be on a first-come, first-served basis. Registration will open at 9:30 a.m. Pacific Time, and the Annual Meeting will begin at 11:00 a.m. Pacific Time.
Register in Advance

We encourage you to RSVP for the meeting and print your admission ticket at www.proxyvote.com. You will need the 16-digit control number printed on the proxy materials. On the day of the meeting you will be required to present a valid government photo identification along with the admission ticket. Please register by June 18, 2016.

Register at the Stockholder Meeting

To register at the meeting, please bring the following documents:

1.	Valid government photo identification, such as a driver's license or passport; and

2.
Beneficial stockholders holding their shares through a broker, bank, trustee, or other nominee will need to bring proof of beneficial ownership as of April 29, 2016, the record date, such as their most recent account statement reflecting their stock ownership prior to April 29, 2016, a copy of the voting instruction card provided by their broker, bank, trustee, or other nominee, or similar evidence of ownership.

Use of cameras, recording devices, computers, and other electronic devices, such as smart phones and tablets, will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting.
Please allow ample time for check-in. Parking may be limited. For security reasons, stockholders should be prepared to pass through metal detectors prior to entering the Annual Meeting. Please note that large bags and packages will not be allowed at the Annual Meeting. Persons will be subject to search.

12.	Can I vote by telephone or Internet?
For beneficial stockholders with shares registered in the name of a brokerage firm or bank, a number of brokerage firms and banks are participating in a program that offers telephone and Internet voting options. Stockholders should refer to the voting instruction form provided by their brokerage firm or bank for instructions on the voting methods they offer. Registered stockholders with shares registered directly in their names with Computershare will also be able to vote using the telephone and Internet. If your shares are held in an account at a brokerage firm or bank participating in this program or registered directly in your name with Computershare, you may vote those shares by calling the telephone number specified on your proxy or accessing the Internet website address specified on your proxy instead of completing and signing the proxy itself. The giving of such a telephonic or Internet proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions, and to confirm that stockholders' instructions have been recorded properly.
The accompanying proxy card provides instructions on how to vote via the Internet or by telephone.

13.	How will my proxy be voted?
The proxy accompanying this proxy statement is solicited on behalf of our board of directors for use at the Annual Meeting. Stockholders are requested to complete, date, and sign the accompanying proxy and promptly return it in the enclosed envelope. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be voted in accordance with the recommendation of our board of directors set forth in this proxy statement: in the case of the election of directors, as a vote "FOR" the election of all nominees presented by the board of directors; in the case of the ratification of Ernst & Young LLP as our independent registered public accounting firm, as a vote "FOR" such ratification; in the case of the ratification of our grant of RSUs to non-employee directors during the year ended December 31, 2013, as a vote "FOR" such ratification; in the case of the ratification of our grant of RSUs to our non-employee directors during the years ended December 31, 2014 and 2015, as a vote "FOR" such ratification; in the case of the approval of our annual compensation program for non-employee directors, as a vote "FOR" such approval; in the case of the adoption of our amended and restated certificate of incorporation, as a vote "FOR" such approval (including each of the sub-proposals); in the case of the approval of the amendment and restatement of our 2012 Equity Incentive Plan, as a vote "FOR" such approval; and in the case of each of the five Stockholder Proposals, as a vote "AGAINST" each such proposal. In the event that sufficient votes for the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding voting power of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, provided a quorum is present.

14.	How do I change or revoke my proxy?
Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, by voting again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by attendance at the Annual Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring a legal proxy to the Annual Meeting.

15.	Who will tabulate the votes?
We have designated a representative of the Veaco Group as the Inspector of Elections who will tabulate the votes.

16.	How can I make proposals or make a nomination for director for next year's annual meeting?
You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and our amended and restated bylaws, as applicable. In order for a stockholder proposal or nomination for director to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2017, the proposal or nomination must be received by us at our principal executive offices no later than February 3, 2017. Stockholders wishing to bring a proposal or nominate a director before the annual meeting to be held in 2017 (but not include it in our proxy materials) must provide written notice of such proposal to our Secretary at our principal executive offices between February 20, 2017 and March 22, 2017 and comply with the other provisions of our amended and restated bylaws.

17.	Who pays for the expenses of solicitation?
The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by us. Following the original mailing of the Proxy Materials and other soliciting materials, we or our agents may also solicit proxies in person, by telephone, or email. Following the original mailing of the Proxy Materials and other soliciting materials, we will request that banks, brokers, custodians, nominees, and other record holders of our Class A common stock and Class B common stock forward copies of the Proxy Materials and other soliciting materials to persons for whom they hold shares of Class A common stock and Class B common stock and request authority for the exercise of proxies. We will reimburse banks, brokers, custodians, nominees, and other record holders for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.
Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet service providers, which must be borne by the stockholder.
* * *

EXECUTIVE OFFICERS, DIRECTORS, AND CORPORATE GOVERNANCE
The following table provides information regarding our executive officers and directors as of March 31, 2016:

Name	Age	Position(s)
Mark Zuckerberg	31	Chairman and Chief Executive Officer
Sheryl K. Sandberg	46	Chief Operating Officer and Director
David M. Wehner	47	Chief Financial Officer
Christopher K. Cox	33	Chief Product Officer
David B. Fischer	43	Vice President, Business and Marketing Partnerships
Mike Schroepfer	41	Chief Technology Officer
Colin S. Stretch	46	Vice President and General Counsel
Marc L. Andreessen(1)(2)	44	Director
Erskine B. Bowles(1)	70	Director
Susan D. Desmond-Hellmann*(1)	58	Director
Reed Hastings(2)	55	Director
Jan Koum	40	Director
Peter A. Thiel(2)	48	Director
__________________________________________

*	Lead Independent Director

(1)	Member of the audit committee

(2)	Member of the compensation & governance committee

Mark Zuckerberg is our founder and has served as our Chief Executive Officer (CEO) and as a member of our board of directors since July 2004. Mr. Zuckerberg has served as Chairman of our board of directors since January 2012. Mr. Zuckerberg attended Harvard University where he studied computer science. We believe that Mr. Zuckerberg should serve as a member of our board of directors due to the perspective and experience he brings as our founder, Chairman, and CEO, and as our largest and controlling stockholder.
Sheryl K. Sandberg has served as our Chief Operating Officer (COO) since March 2008 and as a member of our board of directors since June 2012. From November 2001 to March 2008, Ms. Sandberg served in various positions at Google, Inc., most recently as Vice President, Global Online Sales & Operations. Ms. Sandberg also is a former Chief of Staff of the U.S. Treasury Department and previously served as a consultant with McKinsey & Company, a management consulting company, and as an economist with The World Bank. In addition to serving as our COO, Ms. Sandberg has been a member of the board of directors of the Walt Disney Company since December 2009 and a director of SurveyMonkey since July 2015. Ms. Sandberg previously served as a member of the board of directors of Starbucks Corporation from March 2009 to March 2012. Ms. Sandberg holds an A.B. in economics from Harvard University and an M.B.A. from Harvard Business School. We believe that Ms. Sandberg should serve as a member of our board of directors due to the perspective and experience she brings as our COO.
David M. Wehner has served as our Chief Financial Officer (CFO) since June 2014. Mr. Wehner joined us in November 2012 as our Vice President, Corporate Finance and Business Planning. From August 2010 until November 2012, Mr. Wehner served as Chief Financial Officer at Zynga Inc., a provider of social game services. From February 2001 to July 2010, Mr. Wehner served in various positions at Allen & Company, an investment bank, including as a Managing Director from November 2006 to July 2010 and as a director from December 2005 to November 2006. Mr. Wehner holds a B.S. in Chemistry from Georgetown University and an M.S. in Applied Physics from Stanford University.
Christopher K. Cox has served in various positions with us since October 2005, most recently as our Chief Product Officer (CPO). Mr. Cox joined us as a software engineer and helped build the first versions of key Facebook features, including News Feed. Mr. Cox holds a B.S. in symbolic systems with a concentration in artificial intelligence from Stanford University.
David B. Fischer has served in various positions with us since April 2010, most recently as our Vice President, Business and Marketing Partnerships. From July 2002 to March 2010, Mr. Fischer served in various positions at Google, including most recently as its Vice President, Global Online Sales & Operations. Prior to joining Google, Mr. Fischer served as Deputy Chief of Staff of the U.S. Treasury Department and was an associate editor at the U.S. News & World Report, L.P., a news magazine company. Mr. Fischer holds a B.A. in government from Cornell University and an M.B.A. from the Stanford University Graduate School of Business.
Mike Schroepfer has served in various positions with us since September 2008, most recently as our Chief Technology Officer (CTO). From December 2005 to August 2008, Mr. Schroepfer served as Vice President of Engineering at Mozilla Corporation, an Internet company. Prior to Mozilla, Mr. Schroepfer served in various positions at Sun Microsystems, Inc., an information technology company, including as Chief Technology Officer of its data center automation division. He also co-founded CenterRun, Inc., a developer of application provisioning software, which was acquired by Sun Microsystems. In addition to serving as our CTO, Mr. Schroepfer previously served as a member of the board of directors of Ancestry.com Inc. from January 2011 to December 2012. Mr. Schroepfer holds a B.S. and an M.S. in computer science from Stanford University.
Colin S. Stretch has served as our Vice President and General Counsel since July 2013 and was our Secretary from July 2013 to February 2016. Mr. Stretch first joined us in February 2010 as Deputy General Counsel. From 2002 to 2010, Mr. Stretch was a partner at Kellogg Huber Hansen Todd Evans & Figel, PLCC, a law firm. Earlier in his career, Mr. Stretch served as a law clerk for U.S. Supreme Court Justice Stephen Breyer and for Judge Laurence Silberman of the U.S. Court of Appeals for the D.C. Circuit. Mr. Stretch holds an A.B. in Government from Dartmouth College and a J.D. from Harvard Law School.
Marc L. Andreessen has served as a member of our board of directors since June 2008. Mr. Andreessen is a co-founder and has been a General Partner of Andreessen Horowitz, a venture capital firm, since July 2009. Previously, Mr. Andreessen co-founded and served as the Chairman of the board of directors of Opsware, Inc. (formerly known as Loudcloud Inc.), a software company. He also served as Chief Technology Officer of America Online, Inc., an Internet services company. Mr. Andreessen was a co-founder of Netscape Communications Corporation, a software company, serving in various positions, including Chief Technology Officer and Executive Vice President of Products. In addition to serving on our board of directors, Mr. Andreessen currently serves as a member of the boards of directors of the Hewlett-Packard Enterprise Company and several private companies. Mr. Andreessen previously served as a member of the boards of directors of eBay Inc. from September 2008 to October 2014 and Hewlett-Packard Company from September 2009 to October 2015. Mr. Andreessen holds a B.S. in computer science from the University of Illinois at Urbana-Champaign. We believe that Mr. Andreessen should serve as a member of our board of directors due to his extensive experience as an Internet entrepreneur, venture capitalist, and technologist.
Erskine B. Bowles has served as a member of our board of directors since September 2011. Mr. Bowles is President Emeritus of the University of North Carolina and served as President from January 2006 through December 2010. Mr. Bowles has also been a Senior Advisor and non-executive vice chairman of BDT Capital Partners, LLC, a private investment firm, since January 2012. From February 2010 until December 2010, he served as Co-Chair of the National Commission on Fiscal Responsibility and Reform. Mr. Bowles was Managing Director of Carousel Capital LLC, a private investment firm, from 1999 to 2001, and was a Senior Advisor for the firm from 2001 to 2015. He was also a partner of Forstmann Little & Co., an investment firm, from 1999 to 2001. Mr. Bowles began his career in corporate finance at Morgan Stanley & Co. LLC and subsequently helped found and ultimately served as Chairman and Chief Executive Officer of Bowles Hollowell Connor & Co., an investment banking firm. He also was a founder of Kitty Hawk Capital, a venture capital firm. Mr. Bowles served as White House Chief of Staff from 1996 to 1998 and Deputy White House Chief of Staff from 1994 to 1995. In addition to serving on our board of directors, Mr. Bowles currently serves as a member of the boards of directors of Morgan Stanley and Norfolk Southern Corporation. Mr. Bowles also served as a member of the board of directors of General Motors Company from June 2005 to April 2009, Cousins Properties Incorporated from August 2003 to May 2012, and Belk, Inc. from May 2011 to November 2015. Mr. Bowles holds a B.S. in business from the University of North Carolina at Chapel Hill and an M.B.A. from Columbia University Graduate School of Business. We believe that Mr. Bowles should serve as a member of our board of directors due to his extensive experience in the financial services industry and academia as well as his distinguished public service.
Susan D. Desmond-Hellmann has served as a member of our board of directors since March 2013. Dr. Desmond-Hellmann has served as the Chief Executive Officer of the Bill & Melinda Gates Foundation since May 2014. Prior to the Bill & Melinda Gates Foundation, Dr. Desmond-Hellmann was the Chancellor and Arthur and Toni Rembe Rock Distinguished Professor, University of California, San Francisco (UCSF), where she served since August 2009. From 2004 through 2009, Dr. Desmond-Hellmann served as President of Product Development at Genentech, where she was responsible for pre-clinical and clinical development, business development, and product portfolio management. She joined Genentech in 1995. Prior to joining Genentech, Dr. Desmond-Hellmann was associate director of clinical cancer research at Bristol-Myers Squibb Pharmaceutical Research Institute. In addition to serving on our board of directors, Dr. Desmond-Hellmann currently serves as a member of the board of directors of The Procter & Gamble Company. Dr. Desmond-Hellmann holds a B.S. in Pre-Med and an M.D. from the University of Nevada, Reno, and an M.P.H. from the University of California, Berkeley. We believe Dr. Desmond-Hellmann should serve as a member of our board of directors due to her extensive leadership and technology experience.
Reed Hastings has served as a member of our board of directors since June 2011. Mr. Hastings has served as the Chief Executive Officer and Chairman of the board of directors of Netflix, Inc., a provider of an Internet subscription service for movies and television shows, since 1999. Prior to Netflix, Mr. Hastings served as Chief Executive Officer of Technology Network, a political service organization for the technology industry. Mr. Hastings served as Chief Executive Officer of Pure Atria Software, a maker of software development tools, from 1991 until it was acquired by Rational Software Corporation in 1997. Mr. Hastings previously served as a member of the board of directors of Microsoft Corporation from March 2007 to November 2012. Mr. Hastings holds a B.A. in mathematics from Bowdoin College and an M.S.C.S. in computer science from Stanford University. We believe that Mr. Hastings should serve as a member of our board of directors due to his extensive experience with technology companies.
Jan Koum has served as a member of our board of directors since October 2014. Since February 2009, Mr. Koum has served and continues to serve as co-founder and Chief Executive Officer of WhatsApp Inc. (WhatsApp), a cross-platform mobile messaging application company and our wholly-owned subsidiary. Mr. Koum attended San Jose State University where he studied math and computer science. Mr. Koum left San Jose State University before achieving a degree. We believe that Mr. Koum should serve as a member of our board of directors due to the perspective and experience he brings as the co-founder and Chief Executive Officer of WhatsApp.
Peter A. Thiel has served as a member of our board of directors since April 2005. Mr. Thiel has served as President of Thiel Capital, an investment firm, since 2011, a Partner of Founders Fund, a venture capital firm, since 2005, and President of Clarium Capital Management, a global macro investment manager, since 2002. In 1998, Mr. Thiel co-founded PayPal, Inc., an online payment company, where he served as Chief Executive Officer, President, and Chairman of its board of directors from 2000 until its acquisition by eBay in 2002. Mr. Thiel holds a B.A. in Philosophy from Stanford University and a J.D. from Stanford Law School. We believe that Mr. Thiel should serve as a member of our board of directors due to his extensive experience as an entrepreneur and venture capitalist, and as one of our early investors.
Executive Officers
Our executive officers are designated by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.
Board of Directors
Our board of directors may establish the authorized number of directors from time to time by resolution. The current authorized number of directors is nine. Our current directors, if elected, will continue to serve as directors until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.
Our board of directors held four meetings during 2015. No member of our board of directors attended fewer than 75% of the aggregate of the total number of meetings of the board of directors (held during the period for which he or she was a director) and the total number of meetings held by all committees of the board of directors on which such director served (held during the period that such director served). Members of our board of directors are invited and encouraged to attend each annual meeting of stockholders.
Board Leadership Structure
Mark Zuckerberg, our founder and CEO, serves as Chairman of our board of directors and presides over meetings of the board of directors, and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of our board of directors. Mr. Zuckerberg brings valuable insight to our board of directors due to the perspective and experience he brings as our founder and CEO, and as our largest and controlling stockholder. Dr. Desmond-Hellman currently serves as our Lead Independent Director and presides over portions of regularly scheduled meetings at which only our independent directors are present, serves as a liaison between the Chairman and the independent directors, and performs such additional duties as the board of directors may otherwise determine and delegate. Generally, each regular meeting of our board of directors includes a meeting of our independent directors without management present.

Controlled Company Status
Because Mr. Zuckerberg controls a majority of our outstanding voting power, we are a "controlled company" under the corporate governance rules of the NASDAQ Stock Market LLC (NASDAQ). Therefore, we are not required to have a majority of our board of directors be independent, nor are we required to have a compensation committee or an independent nominating function. In light of our status as a controlled company, our board of directors has determined not to have an independent nominating function and to have the full board of directors be directly responsible for nominating members of our board.
In connection with the proposed reclassification described in Proposal Seven, we are amending our corporate governance guidelines to provide that we will not avail ourselves of the "controlled company" exemption with respect to the independence of the members of our compensation & governance committee. Therefore, we intend to continue to have a compensation & governance committee that is composed entirely of independent directors.
Director Independence
The rules of NASDAQ generally require that a majority of the members of a listed company's board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company's audit, compensation, and governance committees be independent. Although we are a "controlled company" under the corporate governance rules of NASDAQ and, therefore, are not required to comply with certain rules requiring director independence, we have nevertheless opted, under our corporate governance guidelines, to have a majority of the members of our board of directors be independent and to have a compensation & governance committee comprised solely of independent directors.
Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (Exchange Act). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.
Our board of directors has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the rules of NASDAQ. Our board of directors has also determined that Messrs. Andreessen and Bowles, and Dr. Desmond-Hellmann, who comprise our audit committee, and Messrs. Andreessen, Hastings, and Thiel, who comprise our compensation & governance committee, satisfy the independence standards for those committees established by applicable SEC rules, NASDAQ rules and applicable rules of the Internal Revenue Code of 1986, as amended (Code). In making these determinations, our board of directors considered that related entities of certain of our directors purchased and received credits to purchase advertising from us in the ordinary course of business pursuant to our standard terms and conditions.
Classified Board
So long as the outstanding shares of our Class B common stock represent a majority of the combined voting power of common stock, we will not have a classified board of directors, and all directors will be elected for annual terms. As of the close of business on April 29, 2016, the outstanding shares of Class B common stock represented a majority of the combined voting power of our common stock.
However, our restated certificate of incorporation and our amended and restated bylaws provide that when the outstanding shares of our Class B common stock represent less than a majority of the combined voting power of common stock, we will have a classified board of directors consisting of three classes of approximately equal size, each serving staggered three-year terms. At such time, our directors will be assigned by the then-current board of directors to a class. Upon expiration of the term of a class of directors, directors for that class will be elected for three-year terms at the annual meeting of stockholders in the year in which that term expires. As a result, only one class of directors will be elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director's term continues until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

In addition, when the outstanding shares of our Class B common stock represent less than a majority of the combined voting power of our common stock and we have a classified board, only our board of directors may fill vacancies on our board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors.
The classification of our board of directors, if implemented, may have the effect of delaying or preventing changes in our control or management.
Board Committees
Our board of directors has established an audit committee and a compensation & governance committee, each of which have the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our board of directors. Each of these committees has a written charter. Current copies of the charters of the audit committee and compensation & governance committee are available on our website at http://investor.fb.com/governance.cfm.
From time to time, the board of directors may also establish ad hoc committees to address particular matters. In August 2015, our board of directors (with the employee directors abstaining) established a special committee (Special Committee) to review the proposal to amend our current restated certificate of incorporation as further described in "Proposal Seven—Approval of the Adoption of Our Amended and Restated Certificate of Incorporation." The Special Committee consists of independent directors Dr. Desmond-Hellman (Chairperson) and Messrs. Andreessen and Bowles.
Audit Committee
Our audit committee is comprised of Messrs. Andreessen and Bowles, and Dr. Desmond-Hellmann. Mr. Bowles is the chairman of our audit committee, is our audit committee financial expert, as that term is defined under SEC rules, and possesses financial sophistication as defined under the rules of NASDAQ. The designation does not impose on Mr. Bowles any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our board of directors. Our board of directors has adopted a charter for our audit committee. As more fully described in its charter, our audit committee is directly responsible for, among other things:

•	selecting the independent registered public accounting firm to audit our financial statements;

•	ensuring the independence of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and that firm, our interim and year-end operating results;

•	developing procedures to enable submission of anonymous concerns about accounting or auditing matters;

•	considering the adequacy of our internal accounting controls and audit procedures;

•	reviewing related party transactions;

•	reviewing our legal compliance risk exposures and program for promoting and monitoring compliance with applicable legal and regulatory requirements;

•	pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm; and

•	overseeing our internal audit function.
During 2015, the audit committee met in person or by telephone, or acted by unanimous written consent, eight times.
Compensation & Governance Committee
Our compensation & governance committee is comprised of Messrs. Andreessen, Hastings, and Thiel. Mr. Hastings is the chairman of our compensation & governance committee. Each member of this committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined under Section 162(m) of the Code. Our board of directors has adopted a charter for our compensation & governance committee. As more fully described in its charter, our compensation & governance committee is responsible for, among other things:

•	evaluating the performance of our executive officers;

•	evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs maintained by us;

•	administering our equity-based compensation plans and our annual bonus plan;

•	considering and making recommendations regarding non-employee director compensation;

•	considering and making recommendations to our board of directors regarding its remaining responsibilities relating to executive compensation;

•	developing and recommending corporate governance guidelines and policies;

•	overseeing the evaluation process for our board of directors and committees thereof;

•	reviewing and granting proposed waivers of the code of conduct for executive officers; and

•
advising our board of directors on corporate governance matters and board of director performance matters, including recommendations regarding the structure and composition of our board of directors and committees thereof.

The charter for our compensation & governance committee allows the committee from time to time to delegate its authority to subcommittees and to our officers, as it may be deemed necessary or appropriate. In December 2013, our compensation committee (which was the predecessor to our compensation & governance committee) authorized the formation and delegation of certain authority to an equity subcommittee, which is now a subcommittee of the compensation & governance committee. The current members of the equity subcommittee are Ms. Sandberg and Mr. Wehner, and the members, acting either individually or jointly, have the authority to review and approve restricted stock units (RSUs) to employees and consultants, other than to directors and our executive officers. The compensation & governance committee has not adopted a written charter for the equity subcommittee.
In connection with the reclassification discussed in Proposal Seven, we are amending our corporate governance guidelines to provide that we will not avail ourselves of the "controlled company" exemption with respect to the independence of the members of our compensation & governance committee. Therefore, we intend to continue to have a compensation & governance committee that is composed entirely of independent directors.
During 2015, the compensation & governance committee met in person or by telephone, or acted by unanimous written consent, ten times, which includes the separate meetings of the compensation and governance committees before the committees were combined in June 2015.
During 2015, the equity subcommittee of compensation & governance committee met in person or by telephone, or acted by unanimous written consent, fourteen times.
Policy Regarding Nominations
The policy of our board of directors is to encourage the selection of directors who will contribute to our mission to make the world more open and connected. Our board of directors is responsible for identifying and nominating members for election to our board of directors. The board of directors considers recommendations from directors, stockholders, and others as it deems appropriate, including our founder, Chairman, CEO, and controlling stockholder, Mr. Zuckerberg. Our board of directors may review from time to time the appropriate skills and characteristics desired of members of the board of directors, including the appropriate role of diversity. In evaluating potential candidates for nomination, our board of directors considers these factors in the light of the specific needs of the board of directors at that time and shall also consider advice and recommendations from our compensation & governance committee and from Mr. Zuckerberg.

The board of directors does not distinguish between nominees recommended by stockholders and other nominees. However, stockholders desiring to nominate a director candidate at the annual meeting must comply with certain procedures. We explain the procedures for nominating a director candidate at next year's annual meeting in "Questions and Answers About the Proxy Materials and the Annual Meeting—How can I make proposals or make a nomination for director for next year's annual meeting?"
Board Role in Risk Oversight
Our board of directors as a whole has responsibility for overseeing our risk management. The board of directors exercises this oversight responsibility directly and through its committees. The oversight responsibility of the board of directors and its committees is informed by reports from our management team and from our internal audit department that are designed to provide visibility to the board of directors about the identification and assessment of key risks and our risk mitigation strategies. The full board of directors has primary responsibility for evaluating strategic and operational risk management, and for CEO succession planning. Our audit committee has the responsibility for overseeing our major financial and accounting risk exposures as well as legal and regulatory risk exposures. Our audit committee also oversees the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk and related compliance efforts. Finally, our audit committee oversees our internal audit function. Our compensation & governance committee evaluates risks arising from our compensation policies and practices, as more fully described in "Executive Compensation—Compensation Discussion and Analysis—Compensation Risk Assessment." The audit committee and the compensation & governance committee provide reports to the full board of directors regarding these and other matters.
Compensation & Governance Committee Interlocks and Insider Participation
During 2015, our compensation & governance committee consisted of Messrs. Andreessen, Hastings, and Thiel. None of them has at any time in the last fiscal year been one of our officers or employees. Moreover, none of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation & governance committee during 2015.
Director Compensation
Non-Employee Director Compensation Arrangements
Each non-employee member of our board of directors receives an annual retainer fee of $50,000. Members of our audit committee (other than the chair) receive an annual retainer fee of $20,000, and the chair of our audit committee receives an annual retainer fee of $50,000.
Each of our non-employee directors who is an existing member of our board of directors as of the date of our annual stockholder meeting for each such year also will be eligible to receive an annual grant of RSUs equal to $300,000 divided by the average daily closing price of our Class A common stock in May of such year. These awards will be approved each year automatically on the later of June 1 or the date of our annual meeting of stockholders for the particular year. These awards will vest fully on the earlier of (i) May 15 of the following year or (ii) the date of our annual meeting of stockholders of the following year if the director does not stand for re-election or is not re-elected at such annual meeting, so long as the recipient is a director on such date.
In 2015, annual grants of 3,778 RSUs were made to each non-employee director, which is equal to $300,000 divided by the average daily closing price of our Class A common stock in May 2015. These RSUs vest on May 15, 2016, so long as the non-employee director is a member of our board of directors on such date.
New non-employee directors also will be eligible to receive a grant of RSUs in an amount and on terms to be approved by our board of directors at the time of appointment.
We are seeking the approval of our stockholders of our annual compensation program for non-employee directors, as further described in "Proposal Six—Approval of Our Annual Compensation Program for Non-Employee Directors."

2015 Director Compensation
The following table presents the total compensation for each person who served as a member of our board of directors during 2015. Other than as set forth in the table and described more fully below, in 2015 we did not pay any fees to, make any equity awards to, or pay any other compensation to the members of our board of directors who served as members during 2015. Mr. Zuckerberg, Ms. Sandberg, and Mr. Koum do not receive compensation for their service as directors. Total compensation for Mr. Zuckerberg and Ms. Sandberg for services as employees is presented in "Executive Compensation—2015 Summary Compensation Table" below.

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Marc L. Andreessen(2)	70,000	304,922	—	374,922
Erskine B. Bowles(3)	100,000	304,922	—	404,922
Donald E. Graham(4)	25,000	—	—	25,000
Reed Hastings(5)	50,000	304,922	—	354,922
Susan Desmond-Hellmann(6)	70,000	304,922	—	374,922
Jan Koum(7)	—	—	1	1
Peter A. Thiel(8)	50,000	304,922	—	354,922
__________________________________________

(1)
Amounts reflect the aggregate grant date fair value of the RSUs without regard to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the director.

(2)	As of December 31, 2015, Mr. Andreessen held 3,778 RSUs, which will vest on May 15, 2016 so long as Mr. Andreessen is a member of our board of directors on such date.

(3)	As of December 31, 2015, Mr. Bowles held 3,778 RSUs, which will vest on May 15, 2016 so long as Mr. Bowles is a member of our board of directors on such date.

(4)	Mr. Graham ceased service as a member of our board of directors on June 11, 2015.

(5)	As of December 31, 2015, Mr. Hastings held 3,778 RSUs, which will vest on May 15, 2016 so long as Mr. Hastings is a member of the board of directors on such date.

(6)
As of December 31, 2015, Dr. Desmond-Hellmann held 10,445 RSUs. Of these RSUs, 6,250 will vest in quarterly installments until February 15, 2017 and 417 RSUs will vest on May 15, 2017, subject to continued service to us through each vesting date, and the remaining 3,778 RSUs will vest on May 15, 2016 so long as Dr. Desmond-Hellmann is a member of our board of directors on such date.

(7)
Represents annual salary of $1 for service as an employee. As of December 31, 2015, Mr. Koum held 19,468,550 RSUs, all of which were granted to Mr. Koum in his capacity as an employee in connection with our acquisition of WhatsApp. Of these RSUs, 9,941,387 RSUs will vest in equal quarterly installments until November 15, 2017, 7,456,040 RSUs will vest in equal quarterly installments from November 15, 2017 until August 15, 2018, and the remaining 2,071,123 RSUs will vest on November 15, 2018, subject to continued service to us through each vesting date. Mr. Koum's grant will accelerate in full if he is involuntarily terminated without cause or resigns for good reason. Mr. Koum did not receive any compensation for his service as a director in 2015.

(8)	As of December 31, 2015, Mr. Thiel held 3,778 RSUs, which will vest on May 15, 2016 so long as Mr. Thiel is a member of our board of directors on such date.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
Overview
This section explains our executive compensation philosophy, objectives, and design; our compensation-setting process; our executive compensation program components; and the decisions made in 2015 with respect to the compensation of each of our named executive officers. Our named executive officers for 2015, which consist of the executive officers who appear in "—2015 Summary Compensation Table" below, are:

•	Mark Zuckerberg, our founder, Chairman, and Chief Executive Officer (CEO);

•	Sheryl K. Sandberg, our Chief Operating Officer (COO);

•	David M. Wehner, our Chief Financial Officer (CFO)

•	Christopher K. Cox, our Chief Product Officer (CPO); and

•	Mike Schroepfer, our Chief Technology Officer (CTO).
Executive Compensation Philosophy, Objectives and Design
Philosophy. We are focused on our mission to make the world more open and connected. We believe that Facebook is still in the early stages of this journey and that for us to be successful we must hire and retain people who can continue to develop our strategy, quickly innovate and build new products, bolster the growth of our user base and user engagement, and constantly enhance our business model.
To achieve these objectives, we need a highly talented team comprised of engineering, product, sales, and general and administrative professionals. We also expect our executive team to possess and demonstrate strong leadership and management capabilities.
Objectives. Our compensation programs for our named executive officers are built to support the following objectives:

•	attract the top talent in our leadership positions and motivate our executives to deliver the highest level of individual and team impact and results;

•	encourage our executives to model the important aspects of our culture, which include moving fast, being bold, communicating openly, focusing on impact, and building social value in the world;

•	ensure each one of our named executive officers receives a total compensation package that encourages his or her long-term retention;

•	reward high levels of performance with commensurate levels of compensation; and

•	align the interests of our executives with those of our stockholders in the overall success of Facebook by emphasizing long-term incentives.
Design. Our executive compensation program continues to be heavily weighted towards equity, in particular restricted stock units (RSUs), with cash compensation that is generally below market relative to executive compensation at our peer companies. We believe that equity compensation offers the best vehicle to focus our executive officers on our mission and the achievement of our long-term strategic and financial objectives, and to align our executive officers with the long-term interests of our stockholders.
We typically grant our executive officers an annual equity award with service-based vesting conditions where the commencement of vesting is deferred until a date some years in the future, as discussed further in "—Elements of Executive Compensation—Equity Compensation" below. When combined with the executives' prior equity awards, we believe that these additional grants represent a strong long-term retention tool and provide the executive officers with long-term equity incentives.

We evaluate our executive compensation programs, including our mix of cash and equity compensation, on an annual basis or as circumstances require based on our business objectives and the competitive environment for talent. For the near future, we anticipate continuing our emphasis on pay-for-performance and long-term incentive compensation for our executive officers while increasing cash compensation in order to move closer to market relative to our peer companies.
Compensation-Setting Process
Role of Our Compensation & Governance Committee. The compensation & governance committee is responsible for overseeing all aspects of our executive compensation programs, including executive salaries, payouts under our bonus plan, the size and structure of equity awards, and any executive perquisites. The compensation & governance committee is solely responsible for determining the compensation of our CEO and reviews and approves compensation of other executive officers. The compensation & governance committee was formed in June 2015 by merging two separate committees of our board of directors, the compensation committee and the governance committee. The compensation & governance committee is the successor to the compensation committee in all respects. We will not distinguish between the compensation committee and the compensation & governance committee and will refer to the compensation & governance committee throughout this document.
Role of Management. In setting compensation for 2015, our CEO, our COO, and our Head of People worked closely with the compensation & governance committee in managing our executive compensation program and attended meetings of the compensation & governance committee. Our CEO and COO made recommendations to the compensation & governance committee regarding compensation for our executive officers other than for themselves because of their daily involvement with our executive team. No executive officer participated directly in the final deliberations or determinations regarding his or her own compensation package, except for our CEO who has requested that his base salary continue to be fixed at $1 per year.
Our management team and the compensation & governance committee each play a role in evaluating and mitigating any risk that may exist relating to our compensation plans, practices and policies for all employees, including our named executive officers, as further described in "—Compensation Risk Assessment" below.
Role of Compensation Consultant. The compensation & governance committee has the authority to engage its own advisors to assist in carrying out its responsibilities. In 2015, the compensation & governance committee engaged the services of Compensia, Inc. (Compensia), a national compensation consulting firm, to advise the compensation & governance committee regarding the amount and types of compensation that we provide to our executives and how our compensation practices compared to the compensation practices of other companies. Compensia reports directly to the compensation & governance committee. Compensia does not provide any services to us other than the services provided to the compensation & governance committee. The compensation & governance committee believes that Compensia does not have any conflicts of interest in advising the compensation & governance committee under applicable SEC or NASDAQ rules.
Use of Comparative Market Data. We aim to compensate our executive officers at levels that are commensurate with the most competitive levels of compensation for executives in similar positions at a group of publicly-traded peer companies set forth below, with whom we compete for hiring and retaining executive talent (our Peer Group). The compensation & governance committee also considered the scope of responsibility of each executive officer, our current practice of maintaining minimal differentiation between the cash packages of our executive officers, the unvested balances of equity awards for each executive officer, as well as the compensation & governance committee's assessment of each executive officer's performance and impact on the organization. In determining 2015 compensation, we did not use a formula for taking into account these different factors.
We analyze market data for executive compensation at least annually using the most relevant published survey sources, public filings and input from Compensia. Management and Compensia provided the compensation & governance committee with both cash and equity compensation data for our Peer Group, which was selected from companies that meet some or all of the criteria listed below:

•	high technology or media company;

•	key talent competitor;

•	minimum revenue of $4 billion; and/or

•	minimum market capitalization of $50 billion.

Using this criteria as a baseline, the compensation & governance committee approved the following companies for inclusion in our compensation Peer Group for 2015:

Adobe	Microsoft
Alphabet	Netflix
Amazon.com	Qualcomm
Apple	salesforce.com
Cisco Systems	SAP
eBay	The Walt Disney Company
EMC	Twitter
LinkedIn	VMware
Yahoo!

In the fourth quarter of 2014, our compensation & governance committee reviewed our executive compensation against this Peer Group to ensure that our executive officer compensation was competitive and sufficient to recruit and retain our executive officers. Compensia provided the compensation & governance committee with total cash compensation data (base salaries and cash bonus awards at target) and total compensation data (total cash compensation and equity compensation) at various percentiles. While the compensation & governance committee considered this data in determining executive officer compensation, we did not seek to benchmark our executive compensation to any particular level. The total compensation for our named executive officers was not determined based on any pre-set "target" percentile of market. Rather, we sought to compensate our executive officers at a level that would allow us to successfully recruit and retain the best possible talent for our executive team. We relied heavily on the knowledge and experience of the compensation & governance committee and our management in determining the appropriate compensation levels for our executive officers. Overall, based on Compensia's analysis of our Peer Group, target total cash compensation for our executive officers was below the 25th percentile of our peers. When equity compensation was factored in, without taking into account the effect of the deferred vesting start dates that are applicable to the equity compensation of our executive officers, total compensation for our named executive officers, other than our CEO, fell between the 50th and 90th percentile relative to the companies in the Peer Group. In the second quarter of 2015, the compensation & governance committee reviewed the selection criteria and the companies in the Peer Group. Following that review, the compensation & governance committee decided not to make any changes to the composition of the Peer Group. Accordingly, we plan to use the following list of companies in our Peer Group for the 2016 executive compensation process:

Adobe	Microsoft
Alphabet	Netflix
Amazon.com	Qualcomm
Apple	salesforce.com
Cisco Systems	SAP
eBay	The Walt Disney Company
EMC	Twitter
LinkedIn	VMware
Yahoo!
The compensation & governance committee expects to periodically review and update this Peer Group and the underlying criteria as our business and market environment continue to evolve.
Elements of Executive Compensation
Our executive officer compensation packages generally include:

•	base salary;

•	performance-based cash incentives; and

•	equity-based compensation in the form of RSUs.
We believe that our compensation mix supports our objective of focusing on at-risk compensation having significant financial upside based on company and individual performance. We expect to continue to emphasize equity awards because of the direct link that equity compensation provides between stockholder interests and the interests of our executive officers, thereby motivating our executive officers to focus on increasing our value over the long term.
Base Salary. The compensation & governance committee believes base salaries are a necessary element of compensation in order to attract and retain highly qualified executive officers. The compensation & governance committee reviews base salaries for our executive officers at least annually and may adjust them from time to time, if needed, to reflect changes in market conditions or other factors. Historically, our executive officers have received base salaries within a very narrow range that was established when we were a smaller company with cash constraints, and based on our desire to maintain internal pay equity between executive officers and also relative to other key employees. As we have grown, we have increased base salaries for our executive officers (other than our CEO) with the goal of bringing salaries closer to market over time.
In the first quarter of 2015, the compensation & governance committee decided to increase the base salaries of our executive officers, other than our CEO, in order to continue to bring their salaries closer to those paid by our Peer Group companies for similar positions. Accordingly, our compensation & governance committee increased the base salary of Ms. Sandberg by $60,000 and Messrs. Wehner, Cox, and Schroepfer by $50,000. Following these 2015 salary increases, as noted above, these executive officer salaries fell between the 25th and 50th percentile of the salaries provided by our Peer Group companies for executives in similar positions. Mr. Zuckerberg has previously requested to receive a base salary of $1 per year.

Named Executive Officer	2015 Base Salary
Mark Zuckerberg	$1
Sheryl K. Sandberg	$700,000
David M. Wehner	$650,000
Christopher K. Cox	$625,000
Mike Schroepfer	$625,000
Cash Bonuses. Our 2015 Bonus Plan (Bonus Plan) provides variable cash incentives, payable semi-annually, that are designed to motivate our executive officers to focus on company-wide priorities and to reward them for individual results and achievements. In 2015, the individual target bonus percentage for each named executive officer was unchanged from 2014 at 75% of such executive's base salary. After the 2015 base salary increases noted above, target total cash compensation (base salary plus target bonus) for executive officers other than our CEO, was at approximately the 25th percentile of our Peer Group companies for executives in similar positions. All of our executive officers, except our CEO, participated in the Bonus Plan in 2015.
For 2015, there were two six-month performance periods under our Bonus Plan, which we refer to as First Half 2015 and Second Half 2015. For each performance period in 2015, the compensation & governance committee approved a set of company-wide priorities in order to focus our executive officers on key areas of performance for the period in question. The First Half 2015 and Second Half 2015 company priorities reflect operational and non-operational objectives established by our compensation & governance committee, in consultation with our CEO and CFO. The company-wide priorities do not have specific targets associated with them for purposes of determining performance under the Bonus Plan, and our compensation & governance committee has complete discretion to determine the level of bonus payout for each performance period.
2015 Priorities and Company Performance Percentage. Our First Half 2015 company-wide priorities were as follows: grow our user base across all our products, increase sharing and engagement, continue to achieve revenue growth and significant savings from efficiency, improve product quality, improve our brand, and make progress toward our long-term investments. None of these priorities were assigned any specific weighting or dollar amount of the total bonus. The compensation & governance committee applied discretion in determining the company performance percentage on a qualitative basis, taking into account our delivery of results in the areas identified by the company-wide priorities approved by the compensation & governance committee, as well as our overall business, engineering, and product development achievements. The compensation & governance committee also did not determine any pre-set ranges for the company performance percentage. The First Half 2015 company performance percentage approved by the compensation & governance committee was 110%. The compensation & governance committee focused on our performance across all of the areas identified by the company-wide priorities.
Our Second Half 2015 company-wide priorities were as follows: grow our user base across all of our products, increase sharing, engagement, and utility, continue to achieve revenue growth and significant savings from efficiency, improve product quality, improve our brand and make progress toward our long-term investments. None of these priorities were assigned any specific weighting or dollar amount of the total bonus. The compensation & governance committee applied discretion in determining the company performance percentage on a qualitative basis, taking into account our delivery of results in the areas identified by the company-wide priorities approved by the compensation & governance committee, as well as our overall business, engineering, and product development achievements. The compensation & governance committee also did not determine any pre-set ranges for the company performance percentage. The Second Half 2015 company performance percentage approved by the compensation & governance committee was 125%. The compensation & governance committee focused on our performance across all of the areas identified by the company-wide priorities, particularly the strength of our user growth and engagement and our continued strong revenue growth.
Bonus Plan Payouts. We calculate Bonus Plan payouts to each participant using the following formula:

Base Eligible Earnings ($)	x	Individual Bonus Target Percentage (%)	x	Individual Performance Percentage (%)	x	Company Performance Percentage (%)	=	Individual Bonus Payout ($)

Individual Performance Percentage. The individual performance percentage is based upon each executive's individual performance assessment for the performance period under consideration. In line with our pay-for-performance philosophy, a higher performance assessment drives a higher individual percentage (and vice-versa) such that it is possible for an executive with a low assessment to get less than their target bonus payout, or no bonus payout whatsoever. In 2015, potential individual performance percentages under our Bonus Plan were 0%, 85%, 100%, 125%, 200%, or 300%. An executive meeting our expected high level of performance expectations would receive an individual performance percentage of 100%.
Individual performance assessments for each executive officer were determined at the discretion of the compensation & governance committee in close consultation with our CEO and our COO (except in each case when their own performance assessment was being determined). The performance assessment determinations were based on an overall subjective assessment of each officer's performance and no single factor was determinative in setting bonus levels, nor was the impact of any individual factor on the bonus quantifiable. We operate in a rapidly evolving and highly competitive industry and we set a high bar for performance expectations for each one of our executive officers. The compensation & governance committee evaluates our executive officers based on their overall performance, impact, and results, as well as their demonstration of strong leadership, long-term vision, effective execution, and management capabilities. First Half 2015 and Second Half 2015 payout levels and achievements and considerations for each executive were as follows:
Mark Zuckerberg. Mr. Zuckerberg did not participate in the Bonus Plan in 2015. Although Mr. Zuckerberg did not participate in the Bonus Plan, the compensation & governance committee separately assessed his performance as our CEO.
Sheryl K. Sandberg. Ms. Sandberg received $558,462 for the First Half 2015 bonus, which reflected her overall leadership and execution on business priorities, her contribution to growing revenue, including the continued growth in mobile ad revenue, and her leadership in key policy matters. Ms. Sandberg received $706,731 for the Second Half 2015 bonus, which reflected her role in growing our revenue year over year, her strategic guidance in various business matters, and the strong growth in the number of advertisers on our platform.
David M. Wehner. Mr. Wehner received $325,240 for the First Half 2015 bonus, which reflected his overall leadership of our finance organization and, in particular, driving long range planning for the company. Mr. Wehner received $328,125 for the Second Half 2015 bonus, which reflected his effective communication with our investors, strategic facilities planning for our growing workforce and his contributions to the strong financial performance of the company, as well as the overall performance of the finance function.
Christopher K. Cox. Mr. Cox received $499,760 for the First Half 2015 bonus, which reflected his overall leadership of the product organization, improvements in the quality of News Feed and his contributions to increases in user growth and engagement. Mr. Cox received $394,381 for the Second Half 2015 bonus, which reflected his leadership and innovations in the areas of product design and engagement such as Reactions, progress in our brand efforts, and continued growth in time spent with our products.
Mike Schroepfer. Mr. Schroepfer received $312,350 for the First Half 2015 bonus, which reflected his leadership and execution on our engineering priorities, recruitment of engineering leadership talent and the continued development of a sustainable and cost-effective engineering infrastructure. Mr. Schroepfer received $631,010 for the Second Half 2015 bonus, which reflected his strong leadership of the engineering team, successful launch of Gear VR, and continued progress on other long-term investments.
The following table summarizes the calculations that were used in determining the cash bonus paid to each of our named executive officers:

	Performance Period	Base Eligible Earnings ($)(1)	Individual Bonus Percentage (target bonus) (%)	Individual Performance Percentage (%)	Company Performance Percentage (%)	Individual Bonus Payout ($)
Sheryl K. Sandberg	First Half 2015	338,462	75	200	110	558,462
	Second Half 2015	376,923	75	200	125	706,731
	Total	715,385				1,265,193
David M. Wehner	First Half 2015	315,385	75	125	110	325,240
	Second Half 2015	350,000	75	100	125	328,125
	Total	665,385				653,365
Christopher K. Cox	First Half 2015	302,885	75	200	110	499,760
	Second Half 2015	336,538	75	125	125	394,381
	Total	639,423				894,141
Mike Schroepfer	First Half 2015	302,885	75	125	110	312,350
	Second Half 2015	336,538	75	200	125	631,010
	Total	639,423				943,360

(1)	Reflects actual earnings for 2015, which may differ from approved 2015 base salaries due to the effective dates of salary increases and the number of pay dates in the calendar year.
Equity Compensation. Most of our executive officers' compensation is delivered through equity awards. We use equity compensation to align our executive officers' financial interests with those of our stockholders, to attract industry leaders of the highest caliber, and to retain them for the long term. In addition to the initial equity grant that each executive receives as part of his or her new hire package, the compensation & governance committee typically grants our executives additional equity awards each year as part of our company-wide equity refresher program. Additional equity grants for each of our executive officers are determined on a discretionary basis taking into account the following factors:

•	delivering equity values that are highly competitive when compared against those our Peer Group would grant to executives with similar responsibility;

•	each executive officer's individual performance assessment, the results and contributions delivered during the year, as well as the anticipated potential future impact of each individual executive;

•	the size and vesting schedule of existing equity grants in order to maximize the long-term retentive power of all additional grants; and

•
the size of each executive officer's total cash compensation (base salary plus cash bonus awards at target), which is generally lower than the cash compensation for executives with similar responsibilities at our Peer Group.

Based on the foregoing factors, in 2015, our compensation & governance committee awarded each of our executive officers, other than our CEO, a grant of RSUs with a specific "initial equity value" based on an estimated total value for each grant before taking into account the deferred vesting considerations described below. The compensation & governance committee applied discretion in determining the specific individual equity values, vesting schedules and vesting start dates. Based on these qualitative decisions, the compensation & governance committee then calculated the number of RSUs to be granted by dividing this initial equity value by $75.72 per share, which was the average closing price for the seven trading days following the announcement of our earnings for the fourth quarter of 2014 and the same price that was used for 2015 refresher grants to all other employees.
Vesting of 2015 RSU Grants. Due to our desire to provide incentives for our executive officers to focus on long-term strategic and financial objectives, the compensation & governance committee deferred the vesting start dates of all 2015 RSU grants made to our executive officers, other than our CFO, to a future date determined individually for each executive. As a result, the 2015 RSU grants generally will not begin to vest unless the recipient remains continuously employed by us through future dates as described in the following paragraphs and in "—2015 Grants of Plan-Based Awards Table" below. The compensation & governance committee reviewed the size and vesting schedule for the remaining unvested portion of the outstanding equity award holdings of each of our executive officers and agreed with the recommendation of our CEO and COO (except that our COO did not participate in discussions regarding her own equity compensation) that the existing equity awards appropriately satisfied our retention and incentive goals for the immediate future for each of our executive officers. Accordingly, the additional equity awards granted to our executive officers in 2015, other than our CFO, start vesting only after a significant portion of each executive's outstanding equity awards have vested. The compensation & governance committee believes that these deferred vesting schedules make the equity awards more valuable to us in retaining our executive officers and reflect our emphasis on our long-term success. In the case of our CFO, the compensation & governance committee determined that it was appropriate not to defer the vesting start date for Mr. Wehner's 2015 RSU grant in order to increase his total compensation to a level appropriate for his new role as CFO. Typically the RSU grants for our executive officers vest over four years following the vesting start date. The compensation & governance committee determined that it was appropriate to shorten the vesting schedule for Ms. Sandberg and lengthen the vesting for Mr. Wehner based on individual circumstances described below. For more information relating to the vesting schedules of these RSU grants, see "—2015 Grants of Plan-Based Awards Table" below.
2015 Equity Grants. Mr. Zuckerberg did not receive any additional equity grants in 2015 because our compensation & governance committee believed that his existing equity ownership position sufficiently aligns his interests with those of our stockholders.
Our other named executive officers received the following RSU grants in 2015:
Sheryl K. Sandberg. Ms. Sandberg received an equity grant in the amount of 198,100 RSUs. This grant had an initial equity value of $15.0 million. These RSUs are subject to three-year quarterly vesting based on continued employment from and after a deferred vesting start date of November 15, 2017. The compensation & governance committee determined that it was appropriate for this RSU grant to vest over three years in order to deliver competitive compensation in future years.
David M. Wehner. Mr. Wehner received an equity grant in the amount of 198,100 RSUs. This grant had an initial equity value of $15.0 million. These RSUs are subject to five-year vesting with a one-year cliff based on continued employment from and after a vesting start date of February 15, 2015, such that one-fifth of the shares shall vest on February 15, 2016 and the remainder of the shares shall vest quarterly thereafter. The compensation & governance committee determined that it was appropriate for this RSU grant to vest over five years to increase the retentive power of this grant.
Christopher K. Cox. Mr. Cox received an equity grant in the amount of 132,070 RSUs. This grant had an initial equity value of $10.0 million. These RSUs are subject to four-year quarterly vesting based on continued employment from and after a deferred vesting start date of February 15, 2017.
Mike Schroepfer. Mr. Schroepfer received an equity grant in the amount of 132,070 RSUs. This grant had an initial equity value of $10.0 million. These RSUs are subject to four-year quarterly vesting based on continued employment from and after a deferred vesting start date of February 15, 2017.
Following the grants of these equity awards, the total compensation for our named executive officers, other than our CEO, was between the 50th and 90th percentiles relative to the companies in our Peer Group.
Compensation Governance
The compensation & governance committee seeks to ensure sound executive compensation practices to adhere to our pay-for-performance philosophy while appropriately managing risk and aligning our compensation programs with long-term stockholder interests. The following practices were in effect during 2015:

•	the compensation & governance committee is comprised solely of independent directors;

•
the compensation & governance committee conducts an annual review and approval of our compensation strategy with assistance from its independent compensation consultant, Compensia, including a review of our compensation-related risk profile to ensure that our compensation-related risks are not reasonably likely to have a material adverse effect on our company;

•	the compensation & governance committee retains discretion on bonus payouts to enable it to respond to unforeseen events and adjust bonus payouts as appropriate;

•	we do not offer post-employment benefits; and

•
our compensation philosophy and related governance features are complemented by several specific practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

•	our executives are subject to company-wide policies that prohibit hedging activities, the pledging of our securities as collateral for loans, and the shorting of our securities;

•	we offer limited perquisites that are for business-related purposes or necessary for the security of our CEO and COO; and

•	our executives participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.
Perquisites and Other Benefits
Consistent with the practices of many companies in our Peer Group, we provide certain perquisites to our named executive officers for the reasons described below.
Because of the high visibility of our company, our compensation & governance committee has authorized an "overall security program" for Mr. Zuckerberg to address safety concerns due to specific threats to his safety arising directly as a result of his position as our founder, Chairman, and CEO. We require these security measures for the company's benefit because of the importance of Mr. Zuckerberg to Facebook, and we believe that the costs of this overall security program are appropriate and necessary. We paid for the initial procurement, installation, and maintenance of security measures for Mr. Zuckerberg's personal residences, and we pay for the annual costs of security personnel. In addition, Mr. Zuckerberg uses private aircraft for personal travel in connection with his overall security program. On certain occasions, Mr. Zuckerberg may be accompanied by guests when using private aircraft. Although we do not consider Mr. Zuckerberg's overall security program to be a perquisite for his benefit for the reasons described above, the costs related to personal security for Mr. Zuckerberg at his residence and during personal travel, as well as the costs of private aircraft for personal travel, pursuant to Mr. Zuckerberg's overall security program are reported as other compensation to Mr. Zuckerberg in the "All Other Compensation" column in "—2015 Summary Compensation Table" below.
Our compensation & governance committee has also authorized a security program for Ms. Sandberg, including certain personal security measures, to address safety concerns resulting from her position as our COO. We require these security measures for the company's benefit because of the importance of Ms. Sandberg to Facebook, and we believe the costs are appropriate and necessary. The costs related to personal security for Ms. Sandberg are reported as other compensation to Ms. Sandberg in the "All Other Compensation" column in "—2015 Summary Compensation Table" below.
2013 Say on Pay Vote
We held a non-binding advisory stockholder vote on the compensation program for our named executive officers, commonly referred to as a "say on pay" vote, at our 2013 Annual Meeting of Stockholders. Over 90% of the voting power of shares voted at the 2013 Annual Meeting of Stockholders were cast in favor of our say on pay proposal. Our then compensation committee considered the result of this advisory vote to be an endorsement of our compensation program, policies, practices and philosophy for our named executive officers. Our compensation & governance committee has considered and will continue to consider the outcome of our say on pay votes and our stockholder views when making compensation decisions for our named executive officers, including the outcome of Proposal Three (advisory vote on executive compensation) at this Annual Meeting.

Based on the results of a separate non-binding advisory stockholder vote on the frequency of future stockholder advisory votes regarding the compensation program of our named executive officers, commonly referred to as a "say on frequency" vote, held at our 2013 Annual Meeting of Stockholders, our board of directors determined that we will hold our say on pay vote every three years until the next required say on frequency vote, which will occur no later than 2019.
We value the opinions of our stockholders and will continue to consider the outcome of future say on pay votes, including the outcome of Proposal Three (advisory vote on executive compensation) at this Annual Meeting, when we make compensation decisions for the members of our executive team, including the named executive officers. Following the say on pay vote pursuant to Proposal Three at this Annual Meeting, the next say on pay vote will take place in 2019.
162(m) Tax Deductibility
Section 162(m) of the Internal Revenue Code of 1986, as amended (Code), limits the amount that we may deduct from our federal income taxes for remuneration paid to our named executive officers (other than our CFO) to $1 million dollars per executive officer per year, unless certain requirements are met. Section 162(m) provides an exception from this deduction limitation for certain forms of "performance-based compensation," as well as for the gain recognized by covered executive officers upon the exercise of qualifying compensatory stock options. In addition, "grandfather" provisions may apply to certain compensation arrangements that were entered into by a corporation before it was publicly held and through April 1, 2015. While our compensation & governance committee is mindful of the benefit to us of the full deductibility of compensation, our compensation & governance committee believes that it should not be constrained by the requirements of Section 162(m) where those requirements would impair flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, our compensation & governance committee has not adopted a policy that requires that all compensation be deductible and, accordingly, gain recognized from RSUs granted after April 1, 2015 may be non-deductible. Our compensation & governance committee intends to continue to compensate our executive officers in a manner consistent with the best interests of our company and our stockholders. In addition, because of the fact-based nature of the performance-based compensation exception under Section 162(m) and the limited availability of formal guidance thereunder, we cannot guarantee that any compensation arrangements intended to qualify for exemption under Section 162(m) will actually receive this treatment.
Compensation Risk Assessment
Our management team and the compensation & governance committee each play a role in evaluating and mitigating any risk that may exist relating to our compensation plans, practices, and policies for all employees, including our named executive officers. In early 2016, Compensia, the compensation & governance committee's independent compensation consultant, performed an assessment, in conjunction with management, of our compensation plans and practices and concluded that our compensation program does not create risks that are reasonably likely to have a material adverse effect on the company. The compensation & governance committee has reviewed this report and agreed with the conclusion. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten the company. No such plans or practices were identified. The risk assessment process included, among other things, a review of our cash and equity incentive-based compensation plans to ensure that they are aligned with our company performance goals and the overall compensation to ensure an appropriate balance between fixed and variable pay components and between short and long-term incentives.

2015 Summary Compensation Table
The following table presents summary information regarding the total compensation awarded to, earned by, or paid to each of the named executive officers for services rendered to us for the years ended December 31, 2015, 2014, and 2013.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Mark Zuckerberg	2015	1	—	—	5,037,840(4)	5,037,841
CEO	2014	1	—	—	6,213,106(4)	6,213,107
	2013	1	—	—	3,300,452(4)	3,300,453
Sheryl K. Sandberg	2015	715,385	1,265,193	15,465,667	1,252,724(5)	18,698,969
COO	2014	592,885	624,204	14,332,313	—	15,549,402
	2013	384,423	603,967	15,158,758	—	16,147,148
David M. Wehner(6)	2015	665,385	653,365	15,465,667	9,000	16,793,417
CFO	2014	418,051	535,077	11,024,750	9,905	11,987,783
Christopher K. Cox(7)	2015	639,423	894,141	10,310,705	9,500	11,853,769
CPO	2014	533,654	898,991	11,024,750	12,750	12,470,145
Mike Schroepfer	2015	639,423	943,360	10,310,705	9,140	11,902,628
CTO	2014	535,577	979,021	11,024,750	9,164	12,548,512
	2013	352,060	358,764	11,842,776	4,683	12,558,283
_______________________________________

(1)	Reflects actual earnings for 2015, 2014, and 2013, which may differ from approved 2015, 2014, and 2013 base salaries due to the effective dates of salary increases.

(2)
The amounts reported in the bonus column represent discretionary bonuses earned pursuant to our Bonus Plan. For more information about our executive officers' discretionary bonuses, see "—Compensation Discussion and Analysis—Elements of Executive Compensation—Cash Bonuses" above.

(3)
Amounts reflect the aggregate grant date fair value of the RSUs of $78.07, $68.75, and $27.57 per share for 2015, 2014, and 2013, respectively, without regard to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the named executive officer. The RSUs granted to Ms. Sandberg during 2015 provide for quarterly vesting based on continued employment over three years with a deferred vesting start date of November 15, 2017. The RSUs granted to Messrs. Cox and Schroepfer during 2015 provide for quarterly vesting based on continued employment over four years with deferred vesting start dates of February 15, 2017. One-fifth of the RSUs granted to Mr. Wehner during 2015 vested on February 15, 2016 and the remaining shares vest quarterly based on continued employment over four years.

(4)
The amounts reported include approximately $4,256,004, $5,602,652, and $2,647,288 in 2015, 2014, and 2013, respectively, for costs related to personal security for Mr. Zuckerberg at his residences and during personal travel pursuant to Mr. Zuckerberg's overall security program. The amounts reported also include approximately $775,011, $610,454 and $650,164 in 2015, 2014, and 2013, respectively, for costs related to personal usage of private aircraft. For purposes of reporting the value of personal usage of private aircraft in this table, we use costs provided by the applicable charter company, which include passenger fees, fuel, crew and catering costs. For more information regarding Mr. Zuckerberg's overall security program, as well as his personal usage of private aircraft, see "Executive Compensation—Compensation Discussion and Analysis—Perquisites and Other Benefits."

(5)
The amounts reported in 2015 reflect costs related to personal security measures for Ms. Sandberg described in "Executive Compensation—Compensation Discussion and Analysis—Perquisites and Other Benefits."

(6)	Mr. Wehner was not a named executive officer for 2013.

(7)	Mr. Cox was not a named executive officer for 2013.

2015 Grants of Plan-Based Awards Table
The following table presents, for each of the named executive officers, information concerning each grant of an equity award made during the year ended December 31, 2015. This information supplements the information about these awards set forth in the 2015 Summary Compensation Table.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(1)
Mark Zuckerberg	—	—	—
Sheryl K. Sandberg	3/16/2015	198,100(2)	15,465,667
David M. Wehner	3/16/2015	198,100(3)	15,465,667
Christopher K. Cox	3/16/2015	132,070(4)	10,310,705
Mike Schroepfer	3/16/2015	132,070(4)	10,310,705
_______________________________________

(1)
Amounts reflect the grant date fair value of the RSUs of $78.07 per share without regard to forfeitures, computed in accordance with ASC 718. This amount does not reflect the actual economic value realized by the named executive officer.

(2)
The vesting condition will be satisfied as to 1/12th of the total shares underlying the RSUs on February 15, 2018. The remaining shares underlying the RSUs vest at a rate of 1/12th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(3)
The vesting condition was satisfied as to 1/5th of the total shares underlying the RSUs on February 15, 2016. The remaining shares underlying the RSUs vest at a rate of 1/20th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(4)
The vesting condition will be satisfied as to 1/16th of the total shares underlying the RSUs on May 15, 2017. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

2015 Outstanding Equity Awards at Year-End Table
The following table presents, for each of the named executive officers, information regarding outstanding stock options and RSUs held as of December 31, 2015.

Name	Option Awards					Stock Awards
	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)(3)
Mark Zuckerberg	—	—	—	—	—	—	—
Sheryl K. Sandberg	7/23/2010	2,333,333	1,166,667(4)	10.39	7/22/2020	—	—
	10/18/2010	173,333	1,026,667(5)	15.00(6)	10/17/2020	—	—
	3/25/2011	—	—	—	—	599,521(7)	62,745,868
	5/3/2012	—	—	—	—	345,543(8)	36,164,530
	5/6/2013	—	—	—	—	549,828(9)	57,544,998
	3/17/2014	—	—	—	—	208,470(10)	21,818,470
	3/16/2015					198,100(11)	20,733,146
David M. Wehner	1/15/2013	—	—	—	—	75,000(12)	7,849,500
	5/6/2013	—	—	—	—	42,960(13)	4,496,194
	3/17/2014	—	—	—	—	160,360(14)	16,783,278
	3/16/2015					198,100(15)	20,733,146
Christopher K. Cox	8/26/2009	—	—	—	—	227,412(16)	23,800,940
	8/26/2010	—	—	—	—	519,505(17)	54,371,393
	3/25/2011	—	—	—	—	599,521(18)	62,745,868
	5/3/2012	—	—	—	—	545,957(19)	57,139,860
	5/6/2013	—	—	—	—	429,553(20)	44,957,017
	3/17/2014	—	—	—	—	160,360(21)	16,783,278
	3/16/2015					132,070(22)	13,822,446
Mike Schroepfer	1/12/2009(23)	968,425	—	1.85	1/11/2019	—	—
	8/19/2009	1,091,148	—	2.95	8/18/2019	—	—
	8/26/2010	—	—	—	—	865,845(24)	90,619,338
	3/25/2011	—	—	—	—	479,617(25)	50,196,715
	5/3/2012	—	—	—	—	375,346(26)	39,283,712
	5/6/2013	—	—	—	—	429,553(27)	44,957,017
	3/17/2014	—	—	—	—	160,360(28)	16,783,278
	3/16/2015					132,070(29)	13,822,446
_____________________________________

(1)	All of the outstanding equity awards described in the footnotes below were granted under our 2005 Stock Plan or 2012 Equity Incentive Plan.

(2)	With the exception of the stock option granted to Ms. Sandberg described in footnote (6) below, this column represents the fair value of a share of Class B common stock on the date of grant.

(3)
Represents the market value of the shares underlying the RSUs as of December 31, 2015, based on the official closing price of our Class A common stock, as reported on the NASDAQ Global Select Market, of $104.66 per share on December 31, 2015. This value assumes that the fair market value of the Class B common stock underlying the RSUs, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.

(4)
1/48th of the total number of shares subject to the original option grant vested on May 1, 2013. The remaining shares subject to the option vest at a rate of 1/48th of the total number of shares subject to the option each month thereafter, subject to continued service to us through each vesting date.

(5)
260,000 of the total number of shares subject to the original option grant vest in equal monthly installments for a period of 48 months beginning on May 1, 2013, and, thereafter, the remaining shares subject to the option vest in equal monthly installments for a period of 12 months, subject to continued service to us through each vesting date.

(6)
The compensation committee set the option exercise price for this grant at $15.00 per share, a premium to the fair market value of a share of Class B common stock on the date of grant which was determined by our compensation committee to be $12.56 per share.

(7)
1/16th of the total shares underlying the original RSU grant vested on January 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(8)
1/16th of the total shares underlying the original RSU grant vested on February 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(9)
1/16th of the total shares underlying the RSUs will vest on February 15, 2018. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(10)
1/16th of the total shares underlying the RSUs will vest on May 15, 2016. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(11)
1/12th of the total shares underlying the RSUs will vest on February 15, 2018. The remaining shares underlying the RSUs vest at a rate of 1/12th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(12)
1/4th of the total shares underlying the original RSU grant vested on November 15, 2013. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares subject to the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(13)
1/16th of the total shares underlying the original RSU grant vested on February 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares subject to the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(14)
1/16th of the total shares underlying the RSUs will vest on May 15, 2016. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(15)
1/5th of the total shares underlying the original RSU grant vested on February 15, 2016. The remaining shares underlying the RSUs vest at a rate of 1/20th of the total number of shares subject to the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(16)
1/48th of the total number of shares subject to the original option grant vested on September 1, 2013. The remaining shares subject to the option vest at a rate of 1/48th of the total number of shares subject to the option each month thereafter, subject to continued service to us through each vesting date.

(17)
1/16th of the total shares underlying the original RSU grant vested on August 15, 2013. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(18)
1/16th of the total shares underlying the original RSU grant vested on July 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(19)
1/16th of the total shares underlying the RSUs will vest on February 15, 2017. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(20)
1/16th of the total shares underlying the RSUs will vest on August 15, 2017. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(21)
1/16th of the total shares underlying the RSUs will vest on May 15, 2016. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(22)
1/16th of the total shares underlying the RSUs will vest on May 15, 2017. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(23)
In connection with certain estate planning transfers, options to purchase an aggregate of 763,000 shares of Class B common stock were held by Michael Schroepfer and Erin Hoffman, Co-Trustees of the HS Trust u/a/d 9/28/11 and Michael T. Schroepfer and Erin Hoffman, Co-Trustees of the Clover Irrevocable, Non-Exempt Trust u/a/d 6/27/11 as of December 31, 2015.

(24)
1/16th of the total shares underlying the original RSU grant vested on August 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(25)
1/16th of the total shares underlying the original RSU grant vested on January 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(26)
1/16th of the total shares underlying the original RSU grant vested on November 15, 2014. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(27)
1/16th of the total shares underlying the RSUs will vest on February 15, 2018. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(28)
1/16th of the total shares underlying the RSUs will vest on May 15, 2016. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

(29)
1/16th of the total shares underlying the RSUs will vest on May 15, 2017. The remaining shares underlying the RSUs vest at a rate of 1/16th of the total number of shares underlying the RSUs each quarter thereafter, subject to continued service to us through each vesting date.

On March 6, 2016, our compensation & governance committee approved RSU grants to our named executive officers. These RSUs were granted on March 15, 2016 as follows: Sheryl K. Sandberg—179,890; David M. Wehner—134,920; Christopher K. Cox—134,920; and Mike Schroepfer—134,920. These RSUs will vest quarterly based on continued employment over four years with deferred vesting start dates of February 15, 2020 for Mr. Cox, November 15, 2019 for Mr. Schroepfer, May 15, 2019 for Ms. Sandberg, and November 15, 2016 for Mr. Wehner.
2015 Option Exercises and Stock Vested
The following table presents, for each of the named executive officers, the number of shares of our common stock acquired upon the exercise of stock options and the vesting and settlement of RSUs during 2015 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)(2)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)(3)
Mark Zuckerberg	—	—	—	—
Sheryl K. Sandberg	—	—	472,531	41,004,637
David M. Wehner	—	—	96,480	8,504,184
Christopher K. Cox	—	—	722,600	63,114,036
Mike Schroepfer	637,000(4)	53,987,472	722,637	63,185,223
________________________________________

(1)
These values assume that the fair market value of the Class B common stock underlying certain of the RSUs and options, which is not listed or approved for trading on or with any securities exchange or association, is equal to the fair market value of our Class A common stock. Each share of Class B common stock is convertible into one share of Class A common stock at any time at the option of the holder or upon certain transfers of such shares.

(2)
The aggregate value realized upon the exercise of an option represents the difference between the aggregate market price of the shares of our Class B common stock, assumed to be equal to our Class A common stock as described in footnote (1) above, on the date of exercise and the aggregate exercise price of the option.

(3)
The aggregate value realized upon the vesting and settlement of an RSU represents the aggregate market price of the shares of our Class A common stock or Class B common stock (which is assumed to be equal to our Class A common stock as described in footnote (1) above) on the date of settlement.

(4)
Consists of 600,000 shares of Class B common stock issued upon exercise of stock options held by Mr. Schroepfer and 37,000 shares of Class B common stock issued upon exercise of stock options held by Mr. Schroepfer and Erin Hoffman, Co-Trustees of the Clover Irrevocable, Non-Exempt Trust u/a/d 6/27/11 as of December 31, 2015.

Employment Agreements and Offer Letters
We have entered into employment agreements or offer letters with each of the named executive officers. These agreements provide for at-will employment and generally include the named executive officer's initial base salary, and an indication of eligibility for an annual cash incentive award opportunity. In addition, each of our named executive officers has executed a form of our standard confidential information and invention assignment agreement.
Mark Zuckerberg
We entered into an amended and restated offer letter with Mr. Zuckerberg, our founder, Chairman, and CEO, in January 2012. This offer letter agreement has no specific term and constitutes at-will employment. Mr. Zuckerberg's annual base salary as of December 31, 2015 was $1, and he is not eligible to receive bonus compensation under our Bonus Plan.
Sheryl K. Sandberg
We entered into an amended and restated employment agreement with Ms. Sandberg, our COO and a member of our board of directors, in January 2012. The employment agreement has no specific term and constitutes at-will employment. Ms. Sandberg's annual base salary as of December 31, 2015 was $700,000, and she is eligible to receive semi-annual bonus compensation under our Bonus Plan.
David M. Wehner
We entered into an amended and restated offer letter with Mr. Wehner, our CFO, in August 2014. The offer letter agreement has no specific term and constitutes at-will employment. Mr. Wehner's annual base salary as of December 31, 2015 was $650,000, and he is eligible to receive semi-annual bonus compensation under our Bonus Plan.
Christopher K. Cox
We entered into an amended and restated offer letter with Mr. Cox, our CPO, in May 2014. The offer letter agreement has no specific term and constitutes at-will employment. Mr. Cox's annual base salary as of December 31, 2015 was $625,000, and he is eligible to receive semi-annual bonus compensation under our Bonus Plan.
Mike Schroepfer
We entered into an amended and restated offer letter with Mr. Schroepfer, our CTO, in January 2012. The offer letter agreement has no specific term and constitutes at-will employment. Mr. Schroepfer's annual base salary as of December 31, 2015 was $625,000, and he is eligible to receive semi-annual bonus compensation under our Bonus Plan.
Potential Payments upon Termination or Change in Control
None of our named executive officers are entitled to payments or acceleration of vesting with respect to equity awards held by such named executive officers in connection with a termination or a change in control.
Limitations on Liability and Indemnification Matters
Our restated certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by the Delaware General Corporation Law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

•	any breach of the director's duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which the director derived an improper personal benefit.

Our restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers, and other key employees made or threatened to be made a party to an action or proceeding, by reason of the fact that he or she serves or served in such capacity at our request to the maximum extent not prohibited by the Delaware General Corporation Law or any other applicable law and allow us to indemnify other officers, employees, and other agents as set forth in the Delaware General Corporation Law or any other applicable law.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, executive officers, and other key employees, in addition to the indemnification provided for in our amended and restated bylaws. These agreements, among other things, require us to indemnify our directors, executive officers, and other key employees for certain expenses, including attorneys' fees, judgments, penalties fines, and settlement amounts actually and reasonably incurred by a director or executive officer in any action or proceeding arising out of their services as one of our directors or executive officers, or any of our subsidiaries or any other company or enterprise to which the person provides services at our request, including liability arising out of negligence or active or passive wrongdoing by the officer or director. We believe that these charter provisions and indemnification agreements are necessary to attract and retain qualified persons such as directors, officers and key employees. We also maintain directors' and officers' liability insurance.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors and officers for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act), may be permitted to directors, executive officers or persons controlling us, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Rule 10b5-1 Sales Plans
Certain of our directors and executive officers have adopted written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate the plan in specified circumstances. Our executive officers and directors are required to conduct all purchase or sale transactions under a Rule 10b5-1 plan.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes compensation plans under which our equity securities are authorized for issuance as of December 31, 2015.

Plan Category	(a) Total Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-average Exercise Price Of Outstanding Options, Warrants and Rights($)(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(2)	95,497,130	7.10	98,465,884
Equity compensation plans not approved by security holders(3)	29,355,630	N/A	N/A
____________________________________

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs, since RSUs have no exercise price.

(2)	Prior to our initial public offering, we granted awards under our 2005 Stock Plan. Following our initial public offering, we granted awards under our 2012 Equity Incentive Plan.

(3)
Consists of shares of Class A common stock issuable upon the settlement of non-plan RSU awards made pursuant to Section 5635(c)(4) of the NASDAQ rules to two employees in connection with the commencement of their service to us following our acquisition of WhatsApp.

REPORT OF THE COMPENSATION & GOVERNANCE COMMITTEE
This report of the compensation & governance committee is required by the Securities and Exchange Commission (SEC) and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (Securities Act), or under the Securities Exchange Act of 1934, as amended (Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.
Our compensation & governance committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the compensation & governance committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
THE COMPENSATION & GOVERNANCE COMMITTEE
Reed Hastings (Chair)
Marc L. Andreessen
Peter A. Thiel

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2016, for:

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (SEC). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 2,311,052,873 shares of Class A common stock and 548,638,840 shares of Class B common stock outstanding at March 31, 2016. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of common stock subject to options, restricted stock units (RSUs) or other convertible securities held by that person or entity that are currently exercisable or releasable or that will become exercisable or releasable within 60 days of March 31, 2016. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the following table is c/o Facebook, Inc., 1601 Willow Road, Menlo Park, California 94025.

Name of Beneficial Owner	Shares Beneficially Owned				% of Total Voting Power(1)
	Class A		Class B
	Shares	%	Shares	%
Named Executive Officers and Directors:
Mark Zuckerberg(2)	3,999,241	*	418,981,071	76.4	53.8
Shares subject to voting proxy(3)	—	—	48,892,913	8.9	6.3
Total(2)(3)	3,999,241	*	467,873,984	85.3	60.1
Sheryl K. Sandberg(4)	5,014,553	*	2,859,253	*	*
David M. Wehner(5)	99,878	*	—	—	*
Christopher K. Cox(6)	499,793	*	169,278	*	*
Mike Schroepfer(7)	478,702	*	2,180,233	*	*
Marc L. Andreessen(8)	171,646	*	379,429	*	*
Erskine B. Bowles(9)	36,513	*	—	—	*
Susan D. Desmond-Hellmann(10)	25,680	*	—	—	*
Reed Hastings(11)	130,921	*	—	—	*
Jan Koum(12)	60,239,391	2.6	—	—	*
Peter A. Thiel(13)	1,075,811	*	54,995	*	*
All executive officers and directors as a group (13 persons)(14)	72,165,123	3.1	473,558,630	85.5	61.2
Other 5% Stockholders:
Dustin Moskovitz(15)	N/A(15)	N/A(15)	48,892,913	8.9	6.3
Eduardo Saverin(16)	5,900,000	*	47,233,360	8.6	6.1
Entities affiliated with BlackRock(17)	126,420,664	5.5	—	—	1.6
Entities affiliated with Fidelity(18)	150,655,575	6.5	—	—	1.9
Entities affiliated with Vanguard(19)	130,370,552	5.6	—	—	1.7
___________________________________

*	Less than 1%.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2)
Consists of (i) 4,857,323 shares of Class B common stock held of record by Mark Zuckerberg, Trustee of The Mark Zuckerberg Trust dated July 7, 2006 (2006 Trust); (ii) 3 shares of Class B common stock held of record by Mark Zuckerberg, Trustee of the Openness Trust, dated April 2, 2012; (iii) 1,050,117 shares of Class A common stock held of record by Mark Zuckerberg, Trustee of The Mark Zuckerberg 2014 GRAT No. 1 dated May 8, 2014; (iv) 1,224,587 shares of Class A common stock held of record by Mark Zuckerberg, Trustee of The Mark Zuckerberg 2014 GRAT No. 2 dated May 8, 2014; (v) 1,278,591 shares of Class A common stock held of record by Mark Zuckerberg, Trustee of The Mark Zuckerberg 2014 GRAT No. 3 dated May 8, 2014; and (vi) 445,946 shares of Class A common stock and 414,123,745 shares of Class B common stock held of record by Chan Zuckerberg Initiative, LLC (CZI). The 2006 Trust is the sole member of CZI. Mr. Zuckerberg is the sole trustee of the 2006 Trust and, therefore, is deemed to have sole voting and investment power over the securities held by CZI.

(3)
Consists of shares of our Class B common stock beneficially owned by Mr. Moskovitz over which, except under limited circumstances, Mr. Zuckerberg holds an irrevocable proxy, pursuant to a voting agreement between Mr. Zuckerberg, us, and Mr. Moskovitz with respect to certain matters, as indicated in footnote (15) below. We do not believe that the parties to the voting agreement constitute a "group" under Section 13 of the Securities Exchange Act of 1934, as amended, as Mr. Zuckerberg exercises voting control over these shares.

(4)
Consists of (i) 4,977,700 shares of Class A common stock held of record by Ms. Sandberg; (ii) 23,824 shares of Class A common stock held of record by Sheryl K. Sandberg, Trustee of the Sandberg-Goldberg Family Trust dated September 3, 2004; (iii) 2,741,120 shares of Class B common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016; and (iv) 13,029 shares of Class A common stock and 118,133 shares of Class B common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(5)
Consists of (i) 55,831 shares of Class A common stock held of record by Mr. Wehner and (ii) 44,047 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(6)
Consists of (i) 384,010 shares of Class A common stock held of record by Mr. Cox; (ii) 76,945 shares of Class A common stock held of record by Christopher Cox, Trustee of the Christopher K. Cox Revocable Trust; (iii) 28,816 shares of Class A common stock held of record by the Remainder Interest Trust Created Under the Christopher K. Cox 2009 Annuity Trust dated 5/29/2009; and (iv) 10,022 shares of Class A common stock and 169,278 shares of Class B common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(7)
Consists of (i) 468,680 shares of Class A common stock held of record by Mr. Schroepfer; (ii) 26,940 shares of Class B common stock held by Mr. Schroepfer and Erin Hoffmann as Co-Trustees of The Clover Irrevocable Nonexempt Trust u/a/d 6/27/11 which are issuable upon exercise of options exercisable within 60 days of March 31, 2016; (iii) 676,060 shares of Class B common stock held by Mr. Schroepfer and Erin Hoffmann as Co-Trustees of the HS Trust u/a/d 9/28/11 which are issuable upon exercise of options exercisable within 60 days of March 31, 2016; (iv) 1,296,573 shares of Class B common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016; and (v) 10,022 shares of Class A common stock and 180,660 shares of Class B common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(8)
Consists of (i) 167,868 shares of Class A common stock held of record by The Andreessen 1996 Living Trust (Andreessen Living Trust); (ii) 3,778 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016; (iii) 224,239 shares of Class B common stock to be received by Andreessen Horowitz Fund III, L.P., as nominee (AH Fund), in connection with our acquisition of Oculus VR, Inc. (Oculus); and (iv) 155,190 shares of Class B common stock to be received by AH Parallel Fund III, L.P., as nominee (AHPF), in connection with our acquisition of Oculus. The shares to be received by AH Fund and AHPF are currently being held in escrow and are subject to forfeiture during the escrow period stated to satisfy claims arising as a result of, among other things, Oculus' breach of any of its representations and warranties or covenants and agreements set forth in the amended and restated agreement and plan of merger dated April 21, 2014. Mr. Andreessen has irrevocably committed to cause all shares of Class B common stock that may be received by AH Fund and AHPF upon release of such escrow into Class A common stock as described further in "Proposal Seven—Approval of the Adoption of Our Amended and Restated Certificate of Incorporation." Mr. Andreessen and JPMorgan Chase Bank, N.A. (successor-in-interest to J.P. Morgan Trust Company, N.A.) are the trustees of the Andreessen Living Trust, and may be deemed to share voting and investment power over the securities held by the Andreessen Living Trust. AH Equity Partners III, L.L.C. (AHEP) is the general partner of AH Fund. Mr. Andreessen is one of the managing members of AHEP and, therefore, may be deemed to share voting and investment power over the securities held by AH Fund. AH Equity Partners III (Parallel), L.L.C. (AHEP Parallel) is the general partner of AHPF. Mr. Andreessen is one of the managing members of AHEP Parallel and, therefore, may be deemed to share voting and investment power over the securities held by AHPF. The address of Andreessen Living Trust, AH Fund, and AHPF is 2865 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(9)
Consists of (i) 32,735 shares of Class A common stock held of record by Mr. Bowles and (ii) 3,778 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(10)
Consists of (i) 20,652 shares of Class A common stock held of record by Nicholas S. Hellmann and Susan D. Desmond-Hellmann as the co-trustees of the Hellmann Family Trust and (ii) 5,028 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(11)
Consists of (i) 79,297 shares of Class A common stock held of record by Mr. Hastings; (ii) 47,846 shares of Class A common stock held of record by the Hastings-Quillin Family Trust dated 05/13/1996 (Hastings Trust); and (iii) 3,778 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016. Mr. Hastings is one of the trustees of the Hastings Trust.

(12)
Consists of (i) 39,942,725 shares of Class A common stock held of record by Jan Koum, Trustee of the Butterfly Trust U/A/D 1/20/2004; (ii) 141,489 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust I U/A/D 4/29/2014; (iii) 141,489 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust II U/A/D 8/5/2014; (iv) 2,528,672 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust III U/A/D 10/9/2014; (v) 2,242,343 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust IV U/A/D 2/4/2015; (vi) 3,500,000 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust V U/A/D 4/29/2015; (vii) 3,500,000 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust VI U/A/D 8/5/2015; (viii) 3,500,000 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust VII U/A/D 10/20/2015; (ix) 3,500,000 shares of Class A common stock held of record by Jan Koum, Trustee of the Jan Koum Trust VIII U/A/D 1/29/2016; and (x) 1,242,673 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(13)
Consists of (i) 1,072,033 shares of Class A common stock held of record by Rivendell One LLC (Rivendell); (ii) 3,778 shares of Class A common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016; (iii) 41,631 shares of Class B common stock to be received by The Founders Fund IV, LP (FF) in connection with our acquisition of Oculus; and (iv) 13,364 shares of Class B common stock to be received by The Founders Fund IV Principals Fund, LP (FFPF) in connection with our acquisition of Oculus. The shares to be received by FF and FFPF are currently being held in escrow and are subject to forfeiture during the escrow period stated to satisfy claims arising as a result of, among other things, Oculus' breach of any of its representations and warranties or covenants and agreements set forth in the amended and restated agreement and plan of merger dated April 21, 2014. Mr. Thiel is the beneficial owner of Rivendell and has voting and investment power over the securities held by Rivendell. Mr. Thiel is one of the managers of the general partner of each of FF and FFPF, and, therefore, may be deemed to have voting and investment power over the securities held by these entities.

(14)
Consists of (i) 70,784,225 shares of Class A common stock; (ii) 468,308,408 shares of Class B common stock; (iii) 4,740,693 shares of Class B common stock issuable upon exercise of options exercisable within 60 days of March 31, 2016; and (iv) 1,380,898 shares of Class A common stock and 509,529 shares of Class B common stock issuable upon the settlement of RSUs releasable within 60 days of March 31, 2016.

(15)
Consists of 42,062,058 shares of Class B common stock held of record by Dustin A. Moskovitz, Trustee of The Dustin A. Moskovitz Trust dated December 27, 2005 (Moskovitz 2005 Trust) and 6,830,855 shares of Class B common stock held of record by Dustin Moskovitz, Trustee of The Dustin Moskovitz 2008 Annuity Trust dated March 10, 2008 (Moskovitz 2008 Trust). Mr. Moskovitz is trustee, co-trustee or beneficiary of the Moskovitz 2005 Trust and the Moskovitz 2008 Trust. The address of Mr. Moskovitz is 224 Jackson Street, Suite 300, San Francisco, California 94111. All of the shares held by the Moskovitz 2005 Trust and the Moskovitz 2008 Trust are subject to a voting agreement in favor of Mr. Zuckerberg referred to in footnote (3) above. Mr. Moskovitz did not respond to our request for ownership information with respect to our Class A common stock in connection with the preparation of this proxy statement and we are not affiliated with Mr. Moskovitz or any other person that has access to such ownership information, so this disclosure is based on information obtained from our transfer agent and other information available to us as of March 31, 2016.

(16)
Consists of 5,900,000 shares of Class A common stock and 47,233,360 shares of Class B common stock held of record by Eduardo Saverin. The address of Mr. Saverin is c/o 9 Raffles Place, #42-02 Republic Plaza, Singapore 048619.

(17)
Based on information reported by BlackRock, Inc. on Schedule 13G filed with the SEC on January 26, 2016. Of the shares of Class A common stock beneficially owned, BlackRock, Inc. reported that it has sole dispositive power with respect to 126,331,177 shares, shared dispositive power with respect to 89,487shares, sole voting power with respect to 109,415,876 shares, and shared voting power with respect to 89,487 shares. BlackRock, Inc. listed its address as 55 East 52nd Street, New York, New York 10055.

(18)
Based on information reported by FMR LLC on Schedule 13G/A filed with the SEC on February 12, 2016. Of the shares of Class A common stock beneficially owned, FMR LLC reported that is has sole dispositive power with respect to all of the shares and sole voting power with respect to 13,411,812 shares. FMR LLC listed its address as 245 Summer Street, Boston, Massachusetts 02210.

(19)
Based on information reported by The Vanguard Group on Schedule 13G filed with the SEC on February 10, 2016. Of the shares of Class A common stock beneficially owned, The Vanguard Group reported that it has sole dispositive power with respect to 125,954,634 shares, shared dispositive power with respect to 4,415,918 shares, sole voting power with respect to 4,177,030 shares, and shared voting power with respect to 212,800 shares. The Vanguard Group listed its address as 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

RELATED PARTY TRANSACTIONS
Since January 1, 2015, aside from the executive officer and director compensation arrangements discussed in "Executive Officers, Directors, and Corporate Governance" and "Executive Compensation," above, we did not have any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest. Notwithstanding the foregoing, in 2015, related entities of certain of our directors and executive officers, or their immediate family members, purchased and received credits to purchase advertising from us in the ordinary course of business pursuant to our standard terms and conditions.
Review, Approval or Ratification of Transactions with Related Parties
We have adopted a related-party transactions policy to comply with Section 404 of the Securities Exchange Act of 1934, as amended, under which our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related-party transaction with us without the consent of our audit committee. If the related party is, or is associated with, a member of our audit committee, the transaction must be reviewed and approved by our compensation & governance committee. Any request for us to enter into a transaction with a related party must first be presented to our legal department for review. Our legal department then refers any transaction with a related party in which the amount involved exceeds $120,000 and such party would have a direct or indirect material interest to our audit committee for review, consideration and approval. If advance approval of a transaction between a related party and our company was not feasible or was not obtained, the transaction must be submitted to the legal department for review as soon as reasonably practicable for determination of whether the transaction constituted a related-party transaction. The legal department then refers such transaction to the audit committee, at which time the audit committee considers whether to ratify and continue, amend and ratify, or terminate or rescind such related-party transaction. All of the transactions described above, including transactions in which the related party did not have a material interest, were reviewed and considered by, and were entered into with the approval of, or ratification by, our audit committee.

REPORT OF THE AUDIT COMMITTEE
This report of the audit committee is required by the Securities and Exchange Commission (SEC) and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (Securities Act), or under the Securities Exchange Act of 1934, as amended (Exchange Act), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.
The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes and financial reporting processes. The audit committee is responsible for appointing and retaining our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The audit committee's function is more fully described in its charter.
Our management is responsible for preparing our financial statements and ensuring they are complete and accurate and prepared in accordance with generally accepted accounting principles. Ernst & Young LLP (EY), our independent registered public accounting firm for 2015, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and as to the effectiveness of our internal control over financial reporting.
The audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2015 with management and with EY. These audited financial statements are included in our Annual Report on Form 10-K for the year ended December 31, 2015 (Annual Report).
The audit committee has also discussed with EY the matters required to be discussed by Auditing Standard No. 16 adopted by the Public Company Accounting Oversight Board (United States) regarding "Communication with Audit Committees."
The audit committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY's communications with the audit committee concerning independence, and has discussed with EY its independence from us.
Based on the review and discussions described above, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report for filing with the SEC.
THE AUDIT COMMITTEE
Marc L. Andreessen
Erskine B. Bowles (Chair)
Susan D. Desmond-Hellmann

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission (SEC) require our directors, executive officers and persons who own more than 10% of our Class A common stock to file reports of their ownership and changes in ownership of our Class A common stock with the SEC. Based solely on our review of the reports filed during 2015 and questionnaires from our directors and executive officers, we determined that no director, executive officer, or beneficial owner of more than 10% of our Class A common stock failed to file a report on a timely basis during 2015, except for: (i) a late Form 4 filed by Reed Hastings to report vesting of his RSUs and acquisition of shares of Class A common stock dated June 10, 2015 and (ii) a late Form 4 filed by Colin S. Stretch to report the sale of our Class A common stock pursuant to a Rule 10b5-1 trading plan dated November 30, 2015.

STOCKHOLDER COMMUNICATIONS
Stockholders may contact our board of directors about bona fide issues or questions about Facebook by sending a letter to the following address: c/o Facebook, Inc., 1601 Willow Road, Menlo Park, California, 94025, Attention: Board of Directors. Each communications should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the class and number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the board of directors, the stockholder should address such communication to the attention of the Lead Independent Director at the address above. Our legal department will initially receive and process communications before forwarding them to the addressee, and generally will not forward a communication that is unrelated to the duties and responsibilities of the board of directors, including communications the legal department determines to be primarily commercial in nature, is related to an improper or irrelevant topic, or is a request for general information about the company, its products, or services. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request.

CODE OF CONDUCT
We have adopted a Code of Conduct that applies to members of our board of directors, our executive officers, employees, contractors, consultants, and others working on our behalf. The Code of Conduct is available on our website at http://investor.fb.com/governance.cfm. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding amendment to, or waiver from, a provision of our Code of Conduct by posting such information on our website at the address specified above.

PROPOSAL ONE:

ELECTION OF DIRECTORS
The following individuals, all of whom are currently serving on our board of directors, are nominated for election this year:

•	Marc L. Andreessen

•	Erskine B. Bowles

•	Susan D. Desmond-Hellmann

•	Reed Hastings

•	Jan Koum

•	Sheryl K. Sandberg

•	Peter A. Thiel

•	Mark Zuckerberg
Directors will be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock present in person or represented by proxy at the 2016 Annual Meeting of Stockholders and entitled to vote on the election of directors, which means that the eight nominees receiving the highest number of affirmative votes will be elected. If elected, each of these individuals will serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal. In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as our board of directors may determine. We are not aware of any nominee who will be unable to serve, or for good cause will not serve, as a director. Mr. Bowles will have reached the mandatory retirement age of 70 by the time of the Annual Meeting. However, in accordance with our corporate governance guidelines, our board of directors has approved and granted a waiver to allow Mr. Bowles to be nominated for election to the board of directors at the Annual Meeting and at our 2017 Annual Meeting of Stockholders.
Unless otherwise provided by law, any vacancy on the board of directors, including a vacancy created by an increase in the authorized number of directors, may be filled by the stockholders, by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director.
The relevant experiences, qualifications, attributes or skills of each nominee that led our board of directors to recommend the above persons as a nominee for director are described in the section entitled "Executive Officers, Directors, and Corporate Governance."
The board of directors recommends a vote FOR the election of each of the nominated directors.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the board of directors has selected Ernst & Young LLP to be our independent registered public accounting firm for the year ending December 31, 2016, and recommends that the stockholders vote for ratification of such appointment. Ernst & Young LLP has been engaged as our independent registered public accounting firm since 2007. The ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2016 will be determined by the vote of a majority of the voting power of the shares present or represented at the 2016 Annual Meeting of Stockholders (Annual Meeting) and voting affirmatively or negatively on the proposal. In the event of a negative vote on such ratification, the audit committee will reconsider its selection. We expect representatives of Ernst & Young LLP to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Audit and Related Fees
The following table sets forth the aggregate fees for audit and other services provided by Ernst & Young LLP for the years ended December 31, 2015 and 2014 (in thousands):

	2015	2014
Audit fees(1)	$6,774	$6,206
Audit-related fees(2)	257	80
Tax fees(3)	4,989	5,326
All other fees(4)	132	66
Total fees	$12,152	$11,678
_________________________________
(1) Audit fees consist of the aggregate fees billed for professional services rendered for (i) the audit of our annual financial statements included in our Annual Report on Form 10-K and a review of financial statements included in our Quarterly Reports on Form 10-Q, (ii) the filing of our registration statements, including our Registration Statements on Form S-3 in October 2014, (iii) services that are normally provided in connection with statutory and regulatory filings or engagements for those years, and (iv) accounting consultations.
(2) Audit-related fees consist of service organization control examinations. Prior period has been reclassified to conform to current year presentation.
(3) Tax fees in 2015 include $2.7 million for tax compliance projects and $2.3 million for tax advisory projects. Tax fees in 2014 include $1.7 million for tax compliance projects and $3.6 million for tax advisory projects.
(4) All other fees consist of fees for services other than the services reported in audit fees, audit-related fees, and tax fees.
The audit committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services, and other services. The audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date.
All of the services of Ernst & Young LLP for 2015 and 2014 described above were pre-approved by the audit committee.
The board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP.

PROPOSAL THREE:

ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the rules of the Securities and Exchange Commission, we are providing stockholders with a non-binding advisory vote on the compensation program for our named executive officers. This non-binding advisory vote is commonly referred to as a "say on pay" vote. The non-binding advisory vote on the compensation program for our named executive officers, as disclosed in this proxy statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the 2016 Annual Meeting of Stockholders and voting affirmatively or negatively on the proposal.
Stockholders are urged to read the "Executive Compensation" section of this proxy statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. The compensation & governance committee and the board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals.
As an advisory vote, this proposal is not binding. However, our board of directors and compensation & governance committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The board of directors recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation & governance committee's executive compensation philosophy, policies and determinations for our named executive officers, as described in the "Executive Compensation" section of this proxy statement.

PROPOSALS FOUR THROUGH SIX:
DIRECTOR COMPENSATION
Background Regarding Requested Stockholder Actions
In June 2014, an individual stockholder brought a derivative action in the Court of Chancery in Delaware, suing our directors, purportedly on behalf of us, for damages as a result of their alleged breaches of their fiduciary duties by awarding and/or receiving purportedly excessive non-employee director compensation in 2013 at our expense. The plaintiff further alleged that the non-employee director defendants were unjustly enriched as a result of their receipt of purportedly excessive compensation, and that the director defendants were liable to us for waste for paying purportedly excessive compensation.
The defendants filed a motion to dismiss and for summary judgment, which was granted in part and denied in part. In November and December 2015, the plaintiff and the director defendants negotiated the terms of a potential settlement, and reached a settlement in principal (Proposed Settlement). The Proposed Settlement would require us, among other things, to include Proposal Four (Ratification of 2013 Grants to Non-Employee Directors) and Proposal Six (Approval of Our Annual Compensation Program for Non-Employee Directors) in the 2016 proxy statement. In addition, although not required pursuant to the terms of the Proposed Settlement, we are also seeking ratification by our stockholders of the equity awards that were granted to our non-employee directors in 2014 and 2015, as described in Proposal Five (Ratification of 2014 and 2015 Grants to Non-Employee Directors). We believe the ratification by our stockholders of the awards granted in 2014 and 2015 is prudent.
The director defendants have denied and continue to deny they have committed, threatened, or attempted to commit any violations of law or breached any duty owed to the plaintiff, us, or our stockholders and maintain that their conduct was at all times proper and in compliance with applicable law and that they acted in good faith. Nonetheless, the director defendants have concluded that further litigation would be protracted and expensive, and that it is desirable and beneficial for the suit to be fully and finally settled. The board of directors has approved the Proposed Settlement as being in the best interests of us and the stockholders, and we, through the board of directors, acknowledge and agree that the Proposed Settlement is fair, reasonable, and adequate and in the best interests of us and our stockholders.
Background Regarding Annual Compensation Program for Non-Employee Directors
Beginning in 2011, each non-employee director received an annual retainer fee of $50,000 and the chair of our audit committee received an annual retainer fee of $20,000. We did not have a formal policy in place relating to the granting of equity awards to our directors; certain non-employee directors received initial grants of restricted stock units (RSUs) that vested over four years following their appointment to the board of directors, while other non-employee directors did not receive any equity compensation.
In August 2013, we reevaluated the compensation of our non-employee directors. In September 2013, our board of directors approved and implemented an annual compensation program (Annual Compensation Program) following a review of a report of non-employee director compensation prepared by Radford, a national compensation consulting firm. The Annual Compensation Program was initially disclosed in our proxy statement filed with the SEC on March 31, 2014. With respect to the cash component, which has applied to non-employee director compensation since October 2013, the Annual Compensation Program provides for an annual cash retainer of: (i) $50,000 per year for each non-employee director (other than the members of our audit committee), (ii) $70,000 per year for each member of our audit committee (other than the chair), and (iii) $100,000 per year for the chair of our audit committee. New non-employee directors receive cash retainer fees on a pro rata basis based on the number of days remaining in the quarter in which they join the board of directors and are eligible to receive an initial grant of RSUs in an amount and on terms to be approved by our board of directors at the time of appointment.
With respect to the equity component, which has applied to non-employee director compensation since January 2014 (when the equity component became effective), the Annual Compensation Program provides that each of our non-employee directors who is an existing member of our board of directors as of the date of our annual stockholder meeting for each such year also will be eligible to receive an annual grant of RSUs equal to $300,000 divided by the average daily closing price of our Class A common stock in May of such year. These awards will be approved each year automatically on the later of June 1 or the date of our annual meeting of stockholders for the particular year. These awards will vest fully on the earlier of (i) May 15 of the following year or (ii) the date of our annual meeting of stockholders of the following year if the director does not stand for re-election or is not re-elected at such annual meeting, so long as the recipient is a director on such date. As further described in Proposal 4, we also awarded RSUs to our non-employee directors in October 2013 that were made on terms consistent with the terms of our Annual Compensation Program, except such awards had a different grant date (October versus June) and used a different month for determining the number of RSUs to be granted (August versus May) than the awards made since January 2014 under our Annual Compensation Program.
The RSUs granted to our non-employee directors under our Annual Compensation Program are made pursuant to our 2012 Equity Incentive Plan (2012 Plan). Our 2012 Plan was adopted by our board of directors in January 2012, approved by our stockholders in April 2012, and became effective in May 2012 in connection with our initial public offering. The 2012 Plan provides for the grant of awards to eligible employees, directors (including our non-employee directors), consultants, independent contractors, and advisors in the form of stock options, restricted stock awards, stock bonuses, stock appreciation rights, RSUs, and performance shares. Any eligible recipient, including non-employee directors, may receive stock options or RSUs.
Our board of directors has authority to modify the terms of our Annual Compensation Program from time to time. Such modifications will not be subject to stockholder approval unless otherwise provided by the board of directors or to the extent that stockholder approval may be required by law or under the rules of NASDAQ.
We currently have eight directors serving on our board of directors, five of which are non-employee directors who are eligible to receive compensation under the Annual Compensation Program. Our employee directors do not receive compensation for their service as directors.
Certain Interests of Directors
In considering the recommendation of our board of directors with respect to Proposals Four through Six, stockholders should be aware that our non-employee directors have certain interests, which may present them with conflicts of interest in connection with these proposals, and they have agreed to abstain from voting in their capacity as stockholders on these proposals as required by the terms of the Proposed Settlement.

PROPOSAL FOUR:
RATIFICATION OF 2013 GRANTS TO NON-EMPLOYEE DIRECTORS
Background
In November 2013, each non-employee director who was a member of our board of directors at such time received a grant of 7,742 restricted stock units, which was equal to $300,000 divided by the average daily closing price of our Class A common stock in August 2013 (2013 Equity Awards). The 2013 Equity Awards were made on terms consistent with the terms of our annual compensation program for non-employee directors (Annual Compensation Program), except such awards had a different grant date (November versus June) and used a different month for determining the number of RSUs to be granted (August versus May) than the awards made since January 2014 under our Annual Compensation Program, reflecting the fact that the Annual Compensation Program was adopted mid-year. The 2013 Equity Awards were in addition to the $50,000 per year annual cash retainer ($70,000 for the chair of our audit committee).
At the time we granted the 2013 Equity Awards, we had eight directors serving on our board of directors, six of which were non-employee directors who received the 2013 Equity Awards. Our employee directors at the time we granted the 2013 Equity Awards, Mark Zuckerberg and Sheryl K. Sandberg, did not receive compensation for their service as directors.
Requested Stockholder Approval
The board of directors believes that stockholder ratification of the 2013 Equity Awards is in the best interests of us and our stockholders because it appropriately rewarded our highly qualified non-employee directors who we believe were critical to our long-term success for services rendered to us during the period that the awards were subject to vesting. Notwithstanding the claims in the derivative action, we believe that the 2013 Equity Awards were reasonable and appropriate, in line with market practice, and compensated our non-employee directors for services as non-employee directors and aligned the interests of us and our stockholders. The board of directors believes that ratifying the 2013 Equity Awards is in the best interests of us and our stockholders.
We are asking our stockholders to ratify the 2013 Equity Awards for calendar year 2013. If our stockholders do not ratify the 2013 Equity Awards, we will consider our stockholders' concerns and our board of directors will consider whether any actions are necessary to address those concerns. We believe failure to approve the 2013 Equity Awards may have an adverse effect on our ability to retain the directors who received such awards on our board of directors.
The board of directors recommends a vote FOR ratification
of the 2013 Equity Awards for non-employee directors.

PROPOSAL FIVE:
RATIFICATION OF 2014 AND 2015 GRANTS TO NON-EMPLOYEE DIRECTORS
Background
In June 2014 and 2015, each non-employee director who was a member of our board of directors at such time received a grant of 4,993 and 3,778 restricted stock units (RSUs), respectively. The awards were granted in accordance with our annual compensation program for non-employee directors (Annual Compensation Program). The awards granted in 2014 are hereinafter referred to as the 2014 Equity Awards and the awards granted in 2015 are hereinafter referred to as the 2015 Equity Awards. Together, these awards are hereinafter referred to as the 2014 and 2015 Equity Awards. In accordance with our Annual Compensation Program, the number of RSUs awarded to our non-employee directors was equal to $300,000 divided by the average daily closing price of our Class A common stock in May of the year of grant. These awards were in addition to the $50,000 per year annual cash retainer to directors other than members of our audit committee, $70,000 for members of our audit committee (other than the chair of our audit committee), and $100,000 to the chair of our audit committee provided in our Annual Compensation Program.
At the time we granted the 2014 Equity Awards, we had eight directors serving on our board of directors, six of which were non-employee directors who received the 2014 Equity Awards. Our employee directors at the time we granted the 2014 Equity Awards, Mark Zuckerberg and Sheryl K. Sandberg, did not receive compensation for their service as directors.
At the time we granted the 2015 Equity Awards, we had nine directors serving on our board of directors, five of which were non-employee directors who received the 2015 Equity Awards. Mr. Graham, who was a non-employee director at the time we granted the 2015 Equity Awards, did not receive an award because he reached our mandatory retirement age by the time of the 2015 annual meeting of stockholders and therefore was not nominated for reelection to our board of directors at such meeting. Our employee directors at the time we granted the 2015 Equity Awards, Mark Zuckerberg, Sheryl K. Sandberg, and Jan Koum, did not receive compensation for their service as directors.
Requested Stockholder Approval
The board of directors believes that stockholder ratification of the 2014 and 2015 Equity Awards is in the best interests of us and our stockholders because it appropriately rewarded our highly qualified non-employee directors who we believe were critical to our long-term success for services rendered to us during the period that the awards were subject to vesting. We believe that the 2014 and 2015 Equity Awards were reasonable and appropriate, in line with market practice, and compensated our non-employee directors for services as non-employee directors and aligned the interests of us and our stockholders. The board of directors believes that ratifying the 2014 and 2015 Equity Awards is in the best interests of us and our stockholders.
If our stockholders do not ratify the 2014 and 2015 Equity Awards, we will consider our stockholders' concerns and our board of directors will consider whether any actions are necessary to address those concerns. We believe failure to approve the awards may have an adverse effect on our ability to retain the directors who received such awards on our board of directors.
The board of directors recommends a vote FOR ratification
of the 2014 and 2015 Equity Awards for non-employee directors.

PROPOSAL SIX:
APPROVAL OF OUR ANNUAL COMPENSATION PROGRAM FOR NON-EMPLOYEE DIRECTORS
Requested Stockholder Approval
The board of directors believes that stockholder approval of the annual compensation program for non-employee directors (Annual Compensation Program) is in the best interests of us and our stockholders because it allows us to attract and retain highly qualified non-employee directors which we believe are critical to our long-term success. We believe that the compensation paid to non-employee directors pursuant to the Annual Compensation Program is reasonable and appropriate, in line with market practice, and compensates our non-employee directors for services as non-employee directors and aligns the interests of us and our stockholders. The board of directors believes that approving the Annual Compensation Program for non-employee directors is in the best interests of us and our stockholders.
In January 2016, we engaged Compensia, Inc., a national compensation consulting firm, to advise the compensation & governance committee of the board of directors regarding the amount and type of compensation to be paid to non-employee directors pursuant to the Annual Compensation Program in 2016, including a review of comparative data from the peer group of companies that we benchmark against for executive compensation purposes. Overall, based on Compensia's analysis of this peer group, average cash compensation per director approximated the 20th percentile of our peers and annual equity compensation per director approximated the 80th percentile of our peers. In addition, Compensia's analysis concluded that our overall board of director compensation approximated the 15th percentile of our peers, which was in part driven by the size of our board of directors being relatively smaller than our peers, and our average compensation, including both the cash and equity components, approximated the 75th percentile of our peers. The compensation & governance committee then conducted a review and assessment of compensation paid to non-employee directors pursuant to the Annual Compensation Program and recommended to the board of directors that no changes be made to the Annual Compensation Program for 2016. The board of directors then reviewed the recommendation of the compensation & governance committee and resolved to make no changes to the Annual Compensation Program for 2016.
As part of the Proposed Settlement, we have agreed that the compensation & governance committee and the board of directors will conduct an annual review of all compensation to be paid to non-employee directors in future calendar years based on the same process undertaken in 2016.
We are asking our stockholders to approve the Annual Compensation Program for calendar year 2016 and future calendar years or until otherwise modified by our board of directors. If the Annual Compensation Program is not approved by our stockholders, we will not provide our non-employee directors with compensation under the Annual Compensation Program until such time, if any, as stockholder approval of a subsequent similar proposal is obtained. We believe this will have an adverse effect on our ability to attract and retain qualified directors to our board of directors.
Annual Compensation Program Benefits

Except for our non-employee directors, no other person is eligible to participate in the Annual Compensation Program. While the compensation to be paid under our Annual Compensation Program will be made in accordance with the terms described above under "Proposals Four Through Six: Director Compensation—Background Regarding Annual Compensation Program for Non-Employee Directors," the specific amounts that will be received by our non-employee directors under the Annual Compensation Program will depend on a number of factors, including the number of non-employee directors on our board of directors during any particular time and, with respect to the equity component, the market price of our Class A common stock which is used to determine the number of RSUs to be granted in any particular year. As a result, the value of the equity component that will be awarded under the Annual Compensation Program is not determinable at this time and, therefore, the table below shows only the aggregate cash and number of awards granted under the Annual Compensation Program described above during 2015:

Name and Position	Fees Earned or Paid in Cash ($)	Number of Securities Underlying RSUs
Mark Zuckerberg, CEO	—	—
Sheryl K. Sandberg, COO	—	—
David M. Wehner, CFO	—	—
Christopher K. Cox, CPO	—	—
Mike Schroepfer, CTO	—	—
All current executive officers (7 persons)	—	—
All current non-executive directors (6 persons)(1):	340,000	18,890
Marc L. Andreessen	70,000	3,778
Erskine B. Bowles	100,000	3,778
Reed Hastings	50,000	3,778
Susan Desmond-Hellmann	70,000	3,778
Jan Koum(1)	—	—
Peter A. Thiel	50,000	3,778
All current non-executive employees	—	—
________________________________________

(1)
Includes Mr. Koum who is not eligible to participate in the Annual Compensation Program because he is a non-executive employee director not eligible to receive awards under our Annual Compensation Program.

The official closing price per share of our Class A common stock as reported by NASDAQ on April 29, 2016 was $117.58.
The equity awards that were granted in 2014 and 2015 under our Annual Compensation Program are described in Proposal Five above.
The board of directors recommends a vote FOR approval
of the Annual Compensation Program for non-employee directors.

PROPOSAL SEVEN:
APPROVAL OF THE ADOPTION OF OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
General
Our board of directors, after receiving the unanimous recommendation of the special committee (Special Committee), has determined that it is advisable and in our best interests, and in the best interests of our stockholders (other than Mr. Zuckerberg and certain of his affiliates that hold shares of our capital stock, as to whom no determination was made), to adjust our capital structure by establishing a new class of non-voting capital stock, which will be known as Class C capital stock, and potentially declaring and paying a dividend of two shares of this new class of capital stock for each outstanding share of Class A common stock and Class B common stock (Dividend). As further described below, our board of directors believes that adding the Class C capital stock to our capital structure will, among other things, benefit the company and its minority stockholders by (1) allowing the company to maintain focus on Mr. Zuckerberg's long-term vision for the company, (2) encouraging Mr. Zuckerberg to remain in a leadership role at the company, (3) mitigating succession risk, (4) allowing the company to better mitigate future potential voting dilution, and (5) providing other benefits to the holders of shares of Class A common stock, in each case as described further below. In addition, the Class C capital stock will be available for use for, among other things, strategic initiatives, including financings and acquisitions, and the issuance of future equity awards to our service providers.
In order to establish the Class C capital stock, it is necessary to amend and restate our existing restated certificate of incorporation (Current Certificate). Our board of directors unanimously (with the employee directors, including Mr. Zuckerberg, not participating) adopted resolutions approving and declaring advisable, and recommending that our stockholders approve, the adoption of the amended and restated certificate of incorporation (New Certificate). The principal amendments to our Current Certificate, which are further described in the proposals set forth below, are as follows:

•	the creation of the non-voting Class C capital stock, of which there will be 15,000,000,000 authorized shares;

•	an increase to the number of authorized shares of Class A common stock to 20,000,000,000 (from 5,000,000,000);

•
to provide for the equal treatment of shares of Class A common stock, Class B common stock, and Class C capital stock in connection with certain transactions and upon our liquidation, dissolution, or winding up; and

•
to provide for additional events upon which all of our shares of Class B common stock will automatically convert to Class A common stock and to provide for additional instances where Class B common stock would not convert to Class A common stock in connection with a Transfer (as defined in the New Certificate).

Stockholders will vote to approve the adoption of our New Certificate, the full text of which is attached to this proxy statement as Appendix A-1. As part of their vote on the New Certificate, our stockholders are being asked to vote separately on each of the following proposals, which describe the principal amendments to our Current Certificate and which collectively comprise this Proposal Seven:

•
Proposal 7A—The approval of the adoption of amendments to the Current Certificate to establish the Class C capital stock and to make certain clarifying changes. This proposal is to approve the adoption of amendments to the Current Certificate to authorize 15,000,000,000 shares of Class C capital stock, to establish the powers, preferences and rights and qualifications, limitations, and restrictions of the shares of Class C capital stock, and to set forth certain other clarifying changes as set forth in the New Certificate, including the requirement of certain approvals of our board of directors and our stockholders to amend or repeal the powers, preferences and rights and qualifications, limitations, and restrictions of the shares of Class C capital stock.

•
Proposal 7B—The approval of the adoption of amendments to the Current Certificate to increase the number of authorized shares of Class A common stock from 5,000,000,000 to 20,000,000,000. This proposal is to approve the adoption of amendments to the Current Certificate to increase the number of authorized shares of Class A common stock from 5,000,000,000 to 20,000,000,000.

•
Proposal 7C—The approval of the adoption of amendments to the Current Certificate to provide for the equal treatment of shares of Class A common stock, Class B common stock, and Class C capital stock in connection with dividends and distributions, certain transactions, and upon our liquidation, dissolution, or winding up. This proposal is to approve the adoption of amendments to the Current Certificate to provide that, except as provided in the New Certificate, the holders of Class

A common stock, Class B common stock, and Class C capital stock shall share ratably on a per share basis in connection with any dividends or distributions. However, our board of directors may pay or make a disparate dividend or distribution per share of Class A common stock, Class B common stock, or Class C capital stock if such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock, and Class C capital stock, each voting separately as a class. See "Description of Capital Stock-Dividend Rights" for more information.
Moreover, in the event of any merger or similar business combination, or in the event of a tender or exchange offer by a third party pursuant to an agreement to which we are a party or that we recommend, the holders of shares of Class A common stock, Class B common stock, and Class C capital stock will receive the same form of consideration and the same amount of consideration on a per share basis. However, shares of one or two of such classes may receive or have the right to elect to receive different or disproportionate consideration in connection with any such merger, combination or tender or exchange offer if the only difference in the per share consideration is that any securities distributed to the holder of a share of Class B common stock have ten times the voting power of any securities distributed to the holder of a share of Class A common stock and that any securities distributed to the holder of a share of Class C capital stock have no voting rights or power. See "Description of Capital Stock—Equal Status" for more information.
In addition, upon a liquidation, dissolution, or winding up, all shares of Class C capital stock will automatically be converted into Class A common stock, and the Class A common stock and Class B common stock will be entitled to receive ratably all of our assets available for distribution to the stockholders unless different treatment of each such class with respect to distributions upon any such liquidation, dissolution, or winding up is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock, each voting separately as a class. See "Description of Capital Stock—Right to Receive Liquidation Distributions" for more information.

•
Proposal 7D—The approval of the adoption of amendments to the Current Certificate to provide for additional events upon which all of our shares of Class B common stock will automatically convert to Class A common stock, to provide for additional instances where Class B common stock would not convert to Class A common stock in connection with a Transfer, and to make certain related changes to the Class B common stock conversion provisions. This proposal is to approve the adoption of amendments to our Current Certificate to provide that all shares of Class B common stock will automatically convert into Class A common stock within specified periods of time following (i) the death of Mr. Zuckerberg, (ii) a Disability Event of Mr. Zuckerberg, (iii) the termination of Mr. Zuckerberg as an Approved Executive Officer for Cause, or (iv) the Voluntary Resignation of Mr. Zuckerberg as an Approved Executive Officer (as such capitalized terms are defined in the New Certificate). In addition, this proposal is to approve the adoption of amendments to the Current Certificate to provide that certain transfers of, or other transactions with respect to, shares of Class B common stock would not constitute a Transfer and, therefore, would not result in an automatic conversion to Class A common stock. See "Description of Capital Stock—Conversion" for more information.

The approval of each of these proposals is required to approve the adoption of the New Certificate, and each is an integral element of the Reclassification (as defined below). Accordingly, each of the proposals comprising this Proposal Seven is cross-conditioned upon the approval by our stockholders of all of the proposals comprising this Proposal Seven. None of the actions contemplated by this Proposal Seven will proceed if any of Proposal 7A, 7B, 7C, or 7D is not approved by our stockholders. In this proxy statement, when we refer to the approval of the adoption of the New Certificate, we are referring to our stockholders approving the adoption of the amendment and restatement of our Current Certificate by approving each of the proposals comprising this Proposal Seven, which will collectively constitute approval of this Proposal Seven. The proposals set forth above describe the principal amendments to our Current Certificate. Even if specific amendments to the New Certificate are not fully described above, the approval of each of the proposals comprising Proposal Seven shall constitute the requisite approval of the adoption of the New Certificate, in the form attached to this proxy statement as Appendix A-1, as required by Delaware law. Accordingly, you should read the full text of the New Certificate.
The description of the New Certificate in this proxy statement is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate which is attached to this proxy statement as Appendix A-1. For convenience of reference, a copy of the New Certificate showing the changes from the Current Certificate, with deleted text shown in strikethrough and added or moved text shown as underlined, is attached to this proxy statement as Appendix A-2.
If the New Certificate is adopted by the required vote of our stockholders, we intend to file the New Certificate with the Secretary of State of the State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State (Effective Date). Our board of directors reserves the right to abandon or delay the filing of the New Certificate even if it is approved by our stockholders.

In this proxy statement, we refer to the transactions contemplated by the adoption of the New Certificate, including the proposed Dividend, as well as the execution of the Founder Agreement (as defined below), and certain amendments to our corporate governance guidelines, as the Reclassification.
Our board of directors has expressed its intention, subject to stockholder approval of the adoption of the New Certificate and the filing and effectiveness of the New Certificate, to declare and pay a Dividend of two shares of Class C capital stock for each share of Class A common stock and Class B common stock outstanding as of a record date to be determined by our board of directors at a future date. At this time, our board of directors is not aware of any factors other than the approval of the adoption of the New Certificate by our stockholders that may impact its decision as to whether to declare and pay the Dividend. Stockholder approval of the Dividend is not required and is not being solicited by this proxy statement. Even if the New Certificate is approved by our stockholders, our board of directors may decide not to immediately declare and pay the Dividend and there can be no assurance that our board of directors will elect to proceed with the Dividend. We intend to announce the Dividend on a future date, when and if, it is declared.
Following the payment of the Dividend, our board of directors intends that all outstanding stock options and restricted stock units (RSUs) granted pursuant to our 2005 Stock Plan, 2012 Equity Incentive Plan (2012 Plan), and any equity awards granted outside of such equity-based plans will be adjusted as described under "Certain Other Effects of Reclassification—Effect on Equity-Based Incentive Plans and Outstanding Equity Awards." In addition, as described in Proposal Eight, we are also asking our stockholders to approve the amendment and restatement of our 2012 Plan to accommodate our new capital structure and make certain other amendments.
As part of the approval of the adoption of the New Certificate, Mr. Zuckerberg and certain of his affiliates that hold shares of our capital stock have agreed to enter into a founder agreement with us (Founder Agreement) pursuant to which they will agree, among other things, not to sell, assign, transfer, convey, hypothecate, or otherwise dispose of any shares of Class B common stock if, as a result of such sale, transfer, assignment, conveyance, hypothecation, or other disposition, Mr. Zuckerberg, together with such affiliates, would own less than a majority of the then outstanding shares of Class B common stock, unless Mr. Zuckerberg and such affiliates first cause all shares of the outstanding Class B common stock to automatically convert into an equivalent number of shares of Class A common stock (under our Current Certificate, the holder of a majority of the outstanding shares of Class B common stock has, and under the New Certificate will have, the ability to cause all shares of the outstanding Class B common stock to automatically convert into an equivalent number of shares of Class A common stock). In addition, pursuant to the Founder Agreement, Mr. Zuckerberg will agree to meet with our board of directors from time to time and, upon the reasonable request of any member of the board of directors, to discuss succession planning with respect to the transfer, voting, and conversion of Mr. Zuckerberg's shares during any "sunset" transition period following (i) the death of Mr. Zuckerberg, (ii) a Disability Event of Mr. Zuckerberg, (iii) the termination of Mr. Zuckerberg as an Approved Executive Officer for Cause, or (iv) the Voluntary Resignation of Mr. Zuckerberg as an Approved Executive Officer. Furthermore, pursuant to the Founder Agreement, Mr. Zuckerberg will agree that during any such "sunset" transition period, a vice president or more senior officer of our company or any of our subsidiaries (selected by Mr. Zuckerberg following discussion with the independent members of our board of directors) will hold the sole proxy over the transfer, voting, and conversion of Mr. Zuckerberg's shares.
In addition, pursuant to the Founder Agreement, Mr. Zuckerberg and his affiliates will agree to equal treatment of shares held by him and certain of his affiliates in the event of any merger or similar business combination, or in the event of a tender or exchange offer by a third party, as described in more detail in "Founder Agreement" below.
As more fully explained below, the Reclassification and the Dividend, if it is declared and paid, will not initially affect the relative voting power or economic interest of any stockholder. However, if the Dividend is distributed, we expect that the market price for the shares of our Class A common stock will generally reflect the effect of a three-for-one stock split.
The shares of Class A common stock will continue to trade on NASDAQ after the Reclassification and the Dividend, if it is declared and paid. We have been advised that the shares of Class C capital stock will be eligible to be listed on NASDAQ, and we intend to qualify the shares of Class C capital stock for listing on NASDAQ upon their issuance as a result of the Dividend, if it is declared and paid.
The Special Committee and our board of directors believe that the Reclassification and the Dividend, if it is declared and paid, will have a number of benefits for us and our minority stockholders. See "Reasons for the Reclassification" below. The Reclassification and the Dividend, if it is declared and paid, also involve a number of potential negative consequences. See "Potential Negative Consequences of the Reclassification" below.

As a result of his beneficial ownership of more than a majority of each of our total outstanding voting power and the outstanding voting power of the Class B common stock as of the record date, Mr. Zuckerberg has the power to approve the adoption of the New Certificate without the affirmative vote of any other stockholder.
The Special Committee
The Special Committee was established in August 2015 as a committee of our board of directors to (i) review, analyze, evaluate, and negotiate a proposal by Mr. Zuckerberg to change the company's capital or voting structure, (ii) identify, investigate, evaluate, and negotiate potential alternatives to any such proposal, (iii) make a recommendation to our board of directors regarding such a proposal or any alternative thereto, and (iv) to the extent delegable by our board of directors to the Special Committee under applicable law, approve or disapprove any such proposal or any alternative thereto on behalf of the board of directors, among other things.
Among other things, our board of directors authorized the Special Committee to retain, at our expense, such legal, financial, and other advisors, consultants, and experts as the Special Committee determined to be necessary or appropriate to assist and advise the Special Committee in performing its responsibilities, and to enter into contracts with such advisors, consultants, and experts for their compensation, reimbursement of expenses, and indemnification. The board of directors also resolved that the Special Committee would have the power to authorize and direct the appropriate officers of the company to provide such information and assistance as may be requested by the Special Committee in the exercise of its responsibilities.
Our board of directors (with the employee directors abstaining) appointed Susan Desmond-Hellmann, Marc Andreessen, and Erskine B. Bowles as members of the Special Committee. Following the establishment of the Special Committee, the members of the Special Committee appointed Dr. Desmond-Hellmann as Chairperson of the Special Committee. Our board of directors (with the employee directors abstaining) determined that the members of the Special Committee (i) were not members of our management, (ii) were independent of Mr. Zuckerberg, and (iii) were disinterested with respect to a reclassification, except with respect to any interest they may have by virtue of their ownership of shares of our Class A common stock (subject to obtaining their (and any affiliated funds') irrevocable commitment to cause any of their shares of, or securities convertible into or exchangeable for, our Class B common stock to be converted to Class A common stock to the extent that they beneficially owned shares of, or securities convertible or exchangeable into, our Class B common stock as further described in "Background" below).
Background
Mr. Zuckerberg has held a controlling voting interest in our company since its inception. As of the record date, Mr. Zuckerberg beneficially owned 3,999,241 shares of Class A common stock and 418,981,071 shares of Class B common stock, collectively representing approximately 53.8% of our total outstanding voting power and 14.8% of our total outstanding economic interests. Mr. Zuckerberg also exercises voting control over 48,892,913 shares of Class B common stock pursuant to a voting proxy from Dustin Moskovitz, representing an additional approximately 6.3% of our total outstanding voting power.
During August 2015, Mr. Zuckerberg discussed with our board of directors that if he were to donate or otherwise dispose of a significant number of his shares of our capital stock to further his philanthropic aims, if we were to make one or more large stock-based acquisitions, or if we were to issue a significant amount of equity-based compensation awards to our service providers, we might no longer be founder-controlled. Mr. Zuckerberg subsequently announced publicly, on December 1, 2015, that during his lifetime, through the Chan Zuckerberg Initiative, LLC, he will gift or otherwise direct substantially all of his shares of our capital stock, or the net after-tax proceeds from sales of such shares, to further the mission of advancing human potential and promoting equality by means of philanthropic, public advocacy, and other activities for the public good. As a result of his control over the Chan Zuckerberg Initiative, Mr. Zuckerberg will continue to control the voting and disposition of any shares of our capital stock he contributes to the Chan Zuckerberg Initiative. Mr. Zuckerberg has informed us that he plans to sell or gift no more than $1 billion of our capital stock each year for the next three years (through 2018) and that he intends to retain his majority voting position in our stock for the foreseeable future.
On August 20, 2015, our board of directors established the Special Committee to (i) review, analyze, evaluate, and negotiate a proposal by Mr. Zuckerberg to change the company's capital or voting structure, (ii) identify, investigate, evaluate, and negotiate potential alternatives to any such proposal, (iii) make a recommendation to the board of directors regarding such a proposal or any alternative thereto, and (iv) to the extent delegable by our board of directors to the Special Committee under applicable law, approve or disapprove any such proposal or alternative thereto on behalf of the board of directors, among other things.

Our board of directors (with the employee directors abstaining) appointed Dr. Desmond-Hellmann and Messrs. Andreessen and Bowles as members of the Special Committee and determined that such Special Committee members (i) were not members of management, (ii) were independent of Mr. Zuckerberg, and (iii) were disinterested with respect to a reclassification, except with respect to any interest they may have by virtue of their ownership of shares of Class A common stock (subject to obtaining their (and any affiliated funds') irrevocable commitment to cause any of their shares of, or securities convertible into or exchangeable for, our Class B common stock to be converted to Class A common stock to the extent that they beneficially owned shares of, or securities convertible or exchangeable into, our Class B common stock). Following the establishment of the Special Committee, the members of the Special Committee appointed Dr. Desmond-Hellmann as Chairperson of the Special Committee.
Dr. Desmond-Hellmann and Messrs. Andreessen and Bowles do not currently beneficially own any shares of, or securities convertible into or exchangeable for, our Class B common stock (except certain funds affiliated with Mr. Andreessen currently have the right to receive up to 379,429 shares of our Class B common stock currently held in escrow to secure indemnification obligations of the former stockholders of Oculus VR, Inc. (Oculus) who may receive up to 554,853 additional shares of our Class B common stock pursuant to the contingent payment earn-out, in connection with our acquisition of Oculus, which escrow and earn-out shares such funds have irrevocably committed to convert into shares of Class A common stock upon receipt).
In June 2016, the compensation & governance committee approved a fee of $20,000 for each member of the Special Committee in connection with their service on the Special Committee.
The Special Committee considered several potential candidates to act as its legal counsel and financial advisor. Following careful consideration and review of these candidates, the Special Committee selected Wachtell, Lipton, Rosen & Katz (Wachtell Lipton) to act as its legal counsel and Evercore Group L.L.C. (Evercore) to act as its financial advisor. The Special Committee selected each of Wachtell Lipton and Evercore based upon their respective qualifications, previous experience, and absence of conflicts with respect to the potential reclassification (including the absence of any conflicting prior engagements with respect to Mr. Zuckerberg). Pursuant to an engagement letter entered into in November 2015, we paid Evercore an initial fee of $1,000,000 and an additional monthly fee of $125,000 during the pendency of their engagement, subject to a minimum engagement period of 12 months. Pursuant to this engagement letter, we have also agreed to indemnify Evercore and certain related persons against certain liabilities and expenses relating to or arising out of their engagement. Evercore is not entitled to any fees from us that are contingent on a potential reclassification being approved.
Mr. Zuckerberg consulted with Simpson Thacher & Bartlett LLP and Goldman, Sachs & Co. as his legal counsel and financial advisor, respectively, in connection with this matter, and we consulted with Fenwick & West LLP and Morgan Stanley & Co. LLC (Morgan Stanley) as our legal counsel and financial advisor, respectively, in connection with this matter. Pursuant to an engagement letter entered into in May 2016, we paid Morgan Stanley a fee of $2,000,000. Pursuant to this engagement letter, we have also agreed to indemnify Morgan Stanley and certain related persons against certain liabilities and expenses relating to or arising out of their engagement. Morgan Stanley is not entitled to any fees from us that are contingent on a potential reclassification being approved.
Since its formation in August 2015, the Special Committee has met numerous times and also has had frequent conversations. The Special Committee has sought advice from its advisors (i) in evaluating the benefits and disadvantages of the company implementing a reclassification versus maintaining the status quo and (ii) in assisting the Special Committee in its deliberations and negotiations with respect to the terms of a potential reclassification. The Special Committee has considered, and received advice from its advisors on, the likely effects of a reclassification on our share price, capital structure, governance, management, operations, and investor relations. Furthermore, the Special Committee has reviewed and discussed several recent reclassifications effected by other founder-controlled companies with dual-class common stock and has considered the terms of those reclassifications as well as the effects of those transactions on the reclassifying company's share price, capital structure, governance, management, operations, and investor relations.
It is the Special Committee's belief that a significant portion of the success realized by us has been attributable to Mr. Zuckerberg's leadership, creative vision, and management abilities, and that Mr. Zuckerberg's continued leadership role in our company is likely to provide substantial benefits to us and to our stockholders. The Special Committee also believes that our current dual-class capital structure considerably contributes to our stability and reduces pressure on our board of directors and management to deliver short-term results, which allows them to focus on our mission and long-term success.
In light of Mr. Zuckerberg's publicly-announced plans of gifting or otherwise directing substantially all of his shares of our capital stock, or the net after-tax proceeds from sales of such shares, during his lifetime, and the expected impact of voting dilution due to potential future financings, acquisitions, and equity awards to service providers by our company, the Special Committee has unanimously recommended the

Reclassification of our capital stock, including the creation of the Class C capital stock and the issuance of the Dividend, which the Special Committee believes will help ensure that our capital structure will continue to provide us with these critical benefits, including Mr. Zuckerberg's leadership, creative vision, and management abilities, even as Mr. Zuckerberg sells or transfers a significant number of his shares.
The Special Committee and its advisors considered many different potential terms and structures for the Reclassification, and engaged in extensive negotiations about the terms of the Reclassification with Mr. Zuckerberg and his advisors. The Special Committee also consulted with our management and advisors with respect to the potential terms and structure for the Reclassification. At all times, the members of the Special Committee had the power to say "no" and the power to reject a potential Reclassification, and Mr. Zuckerberg made clear that he would not pursue a reclassification without the consent of the Special Committee.
Throughout the course of the negotiations, the Special Committee exercised this power and leverage to insist that, in connection with any Reclassification, (i) we implement the New Certificate, (ii) we make certain amendments to our corporate governance guidelines (which amendments are described under "Executive Officers, Directors, and Corporate Governance—Board of Directors—Controlled Company Status") and (iii) we enter into the Founder Agreement with Mr. Zuckerberg and certain of his affiliates that hold shares of our capital stock (which agreement is described under "Founder Agreement" below). The Special Committee believed that the New Certificate, the amendments to our corporate governance guidelines and the Founder Agreement help achieve certain benefits to the company and its stockholders, including by (i) linking Mr. Zuckerberg's control of our company to Mr. Zuckerberg's continued service in a leadership role (subject only to certain limited exceptions for government service or office) and (ii) conferring certain new protections and benefits not available under the Current Certificate. See "Reasons for the Reclassification" below.
Moreover, during the course of these negotiations, the Special Committee and Mr. Zuckerberg engaged in sustained negotiations with respect the terms of the Reclassification. Among other matters, the Special Committee negotiated to include the four new automatic "sunset" triggers described in Proposal 7D, to reduce the length of the "sunset" transition period proposed originally by Mr. Zuckerberg for several of the "sunset triggers" described in Proposal 7D and to reduce the scope of certain exceptions to the "sunset" trigger for voluntary leaves of absence or a resignation as an Approved Executive Officer by Mr. Zuckerberg, as a result of which Mr. Zuckerberg can avoid triggering an automatic "sunset" only if he takes a voluntary leave of absence or resigns in connection with government service or office, subject to certain terms and conditions. The Special Committee made clear to Mr. Zuckerberg that it would not negotiate further with respect to these terms and that they were essential to their being able to recommend the Reclassification. Mr. Zuckerberg agreed to the Special Committee's proposals. At the conclusion of these negotiations, the Special Committee was satisfied that the proposed terms of the Reclassification were in the best interests of our company and our minority stockholders. See "Reasons for the Reclassification" below.
On April 13, 2016, the Special Committee unanimously (i) determined that the creation of the Class C capital stock and the issuance of the Dividend, together with the New Certificate, the amendments to our corporate governance guidelines, and the Founder Agreement, are advisable and in the best interests of us and our stockholders (other than Mr. Zuckerberg and certain of his affiliates that hold shares of our capital stock, as to whom no determination was made), (ii) recommended that the board of directors adopt resolutions approving the creation of the Class C capital stock, the issuance of the Dividend, the adoption of the New Certificate, the amendments to our corporate governance guidelines, and the Founder Agreement, and (iii) recommended that the board of directors approve, declare advisable, and submit the adopting of the New Certificate for approval by our stockholders.
On April 14, 2016, our board of directors unanimously (with the employee directors, including Mr. Zuckerberg, not participating) decided to proceed with the Reclassification and finalize the documentation in connection therewith.
On April 22, 2016, the Special Committee unanimously reiterated its recommendation to proceed with the Reclassification and the board of directors unanimously (with the employee directors, including Mr. Zuckerberg, not participating) (i) determined that the creation of the Class C capital stock and the issuance of the Dividend, together with the adoption of the New Certificate, the amendments to our corporate governance guidelines, the Founder Agreement, and the amendment and restatement of our 2012 Plan, are advisable and in the best interests of us and our stockholders (other than Mr. Zuckerberg and his affiliated entities, as to whom no determination was made), (ii) approved the creation of the Class C capital stock, the adoption of the New Certificate, amendments to our corporate governance guidelines, the Founder Agreement, and its intention to issue the Dividend, and (iii) approved, declared advisable, and recommended for approval by our stockholders, the adoption of the New Certificate and the amendment and restatement of our 2012 Plan.
Reasons for the Reclassification

The Special Committee and our board of directors believe that the Reclassification, the adoption of the New Certificate, and the potential declaration and payment of the Dividend are advisable and in our best interests and in the best interests of our stockholders (other than Mr. Zuckerberg and his affiliated entities as to whom no determination is made). Our board of directors unanimously recommends a vote "FOR" the approval of the adoption of the New Certificate in connection with the Reclassification and Dividend. The Special Committee and our board of directors believe that the potential advantages of the Reclassification and the Dividend, if it is declared and paid, include, but are not limited to, the factors listed below. These factors are not intended to be exhaustive, but include the material factors considered by the Special Committee and our board of directors in deciding to proceed with the Reclassification and the Dividend, if it is declared and paid. In light of the variety of factors considered, neither the Special Committee nor our board of directors found it practicable to quantify or otherwise assign relative weights to the specific factors considered in reaching their respective determinations and recommendations, and they did not do so.
Allow Us to Maintain Focus on Mr. Zuckerberg's Long-Term Vision for our Company
The Special Committee and our board of directors believe that a significant portion of the success realized by us has been attributable to Mr. Zuckerberg's leadership, creative vision, and management abilities. The Special Committee and our board of directors also believe that Mr. Zuckerberg's continued leadership role in our company will provide substantial benefits to us and to our stockholders.
Since our company's formation, our management team has focused on and prioritized long-term goals. The Special Committee and our board of directors want us to continue to be an innovative company, emphasizing long-term growth while appropriately mitigating short-term performance pressures.
Our current corporate governance structure, which uses a dual-class stock structure, allows Mr. Zuckerberg to determine the outcome of substantially all matters submitted to a vote of our stockholders, including the election of directors, amendments to our certificate of incorporation, and matters involving mergers, acquisitions, and other transactions resulting in a change of control of our company. The Reclassification will facilitate the continuation of our current corporate governance structure, which the Special Committee and our board of directors believe has served us well by enabling us to continue to focus on pursuing our mission and meeting the long-term best interests of our stockholders.
The Special Committee and our board of directors believe that this ability to focus on the long term has generated, and will continue to generate, substantial benefits for us and our stockholders and has been an important competitive advantage for us. A focus on the long-term is critical to our ability to succeed in a highly competitive industry, where long-lasting success depends on creative vision and strong direction. The Special Committee and our board of directors believe that our current dual-class structure has mitigated pressure to deliver short-term results and reduced outside influences, in each case, that could have distracted our management team from its long-term vision and objectives.
Further, we operate in a highly competitive industry that includes many new competitors as well as increased competition from established companies expanding their existing platforms. To continue to service our business, maintain our competitive position, and drive our market penetration, the Special Committee and our board of directors believe that we must continue to have the ability to execute on our strategy with agility. Because it will likely prolong our existing corporate governance structure, the Special Committee and our board of directors believe the Reclassification will preserve our ability to act quickly and decisively to seize opportunities for growth and innovation, even if those opportunities may not yield immediate financial results or may have near-term adverse effects on our stock price. We believe this strategy is one that will allow us to remain on the cutting edge of our industry.
The Reclassification will provide our board of directors with the ability to prolong the period of time during which Mr. Zuckerberg maintains majority voting control over us while remaining in a leadership role, which, as noted above, the Special Committee and the board of directors believe is in the best interest of us and our stockholders (other than Mr. Zuckerberg and his affiliated entities, as to whom no determination is made). The Reclassification will allow Mr. Zuckerberg to sell or transfer shares of Class C capital stock without affecting Mr. Zuckerberg's majority voting control over us, and will also allow us to make one or more large stock-based acquisitions and to continue to grant equity awards to our service providers, without affecting Mr. Zuckerberg's majority voting control over us. Being able to issue shares of Class C capital stock in the future, instead of shares of Class A common stock or Class B common stock, will enable our board of directors to issue shares of capital stock without affecting our existing voting and governance structure.
The Special Committee and our board of directors believe the Reclassification is an appropriate way to make it more likely that Mr. Zuckerberg will remain in a leadership role, and thus in a position to influence our direction for many years, and we believe that this influence has been and will be beneficial to our growth, strategy, and stability. Mr. Zuckerberg will still lose voting power when he sells or transfers shares of Class A common stock or Class B common stock, or when we issue additional Class A common stock or Class B common stock, which we may choose to do from time to time.
Encouraging Mr. Zuckerberg to Remain Involved with Our Company in a Leadership Role
Under our Current Certificate, Mr. Zuckerberg would continue to hold the shares of Class B common stock, and be able to exercise his majority voting control, if he were to resign from our company or be terminated. In an effort to reduce the likelihood that Mr. Zuckerberg would leave our company (and, moreover, potentially utilize his talents to compete against us), the Special Committee required the new automatic "sunset" conversion triggers, which, with certain narrow exceptions, require the conversion of all shares of Class B common stock into shares of Class A common stock if he is no longer in a leadership role at our company. The Special Committee believes these triggers would provide significant value to our company by incenting Mr. Zuckerberg to remain with our company.
Mitigating Succession Risk
If Mr. Zuckerberg were to leave us or if his employment with us were to be terminated for "cause," under the Current Certificate, he would not be required to relinquish majority voting control. Moreover, under the Current Certificate, Mr. Zuckerberg would be able to pass along his shares of Class B common stock (and potentially his majority voting control depending on sales or transfers by Mr. Zuckerberg, as well as changes in our share count) to his descendants after his death, thus leading to potential multi-generational majority voting control of the company.
The Special Committee and the board of directors believe that attracting a qualified chief executive officer to succeed Mr. Zuckerberg would be significantly more difficult if Mr. Zuckerberg, our founder and (in that event) former chief executive officer, continued to retain majority voting control of us in such a circumstance. The Special Committee and the board of directors also believe that the quality of a chief executive officer who would step into the role under these circumstances is likely to be significantly lower than it would be if we were no longer controlled by Mr. Zuckerberg, which could result in the potential loss of significant value for us and our shares of Class A common stock. If Mr. Zuckerberg were to depart, the impact on us could be highly negative, unless a high-quality replacement was hired.
To address this issue, the new automatic conversion triggers described above would provide for the unwinding of the multi-class stock structure and the relinquishment of Mr. Zuckerberg's majority voting control of us in certain circumstances if Mr. Zuckerberg were to resign from his executive positions with us, or to be terminated by our board of directors for Cause. The Special Committee and the board of directors believe that without these new terms (i.e., if Mr. Zuckerberg or his descendants could maintain majority voting control indefinitely after he is no longer in a leadership role at the company, which is currently the case), it could be exceedingly difficult to attract and retain a high-quality replacement for Mr. Zuckerberg. These new terms thus ensure that we will not remain a founder-controlled company after we cease to be a founder-led company.
Better Mitigating Future Potential Voting Dilution
The Special Committee and our board of directors believe that the shares of Class A common stock have been an important tool for equity-based employee compensation and may be an important form of currency to help us further our strategic initiatives (such as the acquisition of complementary businesses). However, any new issuances of shares of Class A common stock for either of these key purposes will result in automatic dilution to both the economic and voting interests of all our stockholders. The economic dilution can be mitigated by endeavoring to receive value commensurate with the capital stock that we issue, but the voting dilution cannot be mitigated absent a significant use of cash or the creation of a new class of non-voting shares such as the Class C capital stock. Not only are the voting interests of all stockholders diluted by the issuance of Class A common stock, but issuances of shares of such stock have the additional negative effect of making it more likely that Mr. Zuckerberg would lose majority voting control.
It is the Special Committee's belief that a significant portion of the success realized by us has been attributable to Mr. Zuckerberg's leadership, creative vision, and management abilities, and Mr. Zuckerberg's continued leadership role in our company is likely to provide substantial benefits to us and to our stockholders. The Special Committee also believes that our current dual-class capital structure considerably contributes to our stability and reduces pressure on our board of directors and management to deliver short-term results, which allows them to focus on our mission and long-term success. We currently have several ways to mitigate voting dilution, including with respect to Mr. Zuckerberg's majority voting control, to the extent that our board of directors deems it appropriate, including using cash to finance acquisitions, repurchasing shares of Class A common stock in the market, and granting cash-settled equity incentives. Each of these ways of managing voting dilution, however, requires us to expend cash, which in some circumstances may be better used to reinvest in the growth of our business. The ability to issue non-

voting shares of Class C capital stock will provide our board of directors with a significant new tool to mitigate voting dilution without requiring us to use cash.
From time to time, we consider acquiring complementary companies, technologies, and other assets as a means to fuel growth and innovation in our businesses, and we may want to use shares of our capital stock as consideration in such acquisitions. The shares of Class C capital stock will provide us with an attractive additional currency to use for acquisitions that will be free of the voting dilution associated with issuances of additional shares of Class A common stock. Although it is true that the use of capital stock (even shares of Class C capital stock) as currency for acquisitions may cause economic dilution to existing stockholders, the ability to offer stock consideration that better mitigates voting dilution will provide us with important additional flexibility. Of course, we will still be able to issue shares of Class A common stock or Class B common stock in connection with acquisitions if it makes sense to do so.
Other Benefits to the Holders of the Shares of Class A common stock
In addition to providing new triggers for the conversion of the shares of Class B common stock into shares of Class A common stock as described above, the New Certificate will provide other benefits to the holders of shares of Class A common stock.
As noted above, holders of shares of Class A common stock and Class B common stock are currently generally entitled to receive equal per share consideration in a merger or similar business combination (unless the only difference is that the consideration to shares of Class B common stock has ten times voting power of consideration to shares of Class A common stock). However, shares of Class A common stock and Class B common stock may receive differential consideration if the merger or business combination is approved by the affirmative vote of the holders of the outstanding shares of Class A common stock and Class B common stock, each voting separately as a class.
As part of the Reclassification, we would also amend the Current Certificate to provide that, except as provided in the New Certificate, the holders of Class A common stock, Class B common stock, and Class C capital stock shall share ratably on a per share basis in connection with any dividends or distributions. However, our board of directors may pay or make a disparate dividend or distribution per share of Class A common stock, Class B common stock, or Class C capital stock if such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock, and Class C capital stock, each voting separately as a class.
Moreover, in the event of any merger or similar business combination, or in the event of a tender or exchange offer by a third party pursuant to an agreement to which we are a party or that we recommend, the holders of shares of Class A common stock, Class B common stock, and Class C capital stock will receive the same form of consideration and the same amount of consideration on a per share basis. However, shares of one or two of such classes may receive or have the right to elect to receive different or disproportionate consideration in connection with any such merger, combination or tender or exchange offer if the only difference in the per share consideration is that any securities distributed to the holder of a share of Class B common stock have ten times the voting power of any securities distributed to the holder of a share of Class A common stock and that any securities distributed to the holder of a share of Class C capital stock have no voting rights or power.
In addition, upon a liquidation, dissolution, or winding up, all shares of Class C capital stock will automatically be converted into Class A common stock, and the Class A common stock and Class B common stock will be entitled to receive ratably all of our assets available for distribution to the stockholders, unless different treatment of each such class with respect to distributions upon any such liquidation, dissolution, or winding up is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock, each voting separately as a class.
Collectively, these provisions are intended to ensure that, even as Mr. Zuckerberg retains majority control over our voting interests, our minority shareholders are treated equally on economic matters.
Potential Negative Consequences of the Reclassification
Although the Special Committee and our board of directors each unanimously determined that the Reclassification, adoption of the New Certificate, and the potential declaration and payment of the Dividend are advisable and in our best interests, and in the best interests of our stockholders (other than Mr. Zuckerberg and his affiliated entities, as to whom no determination was made), the Special Committee and the board of directors recognize that proceeding with the Reclassification and the Dividend, if it is declared and paid, involves certain other considerations that, in isolation, some may view as negative. These considerations include, but are not limited to, the following:

The Reclassification and the Dividend, If It Is Declared and Paid, Could Prolong the Period of Time During Which Mr. Zuckerberg Can Exercise a Controlling Influence on Most Corporate Matters
Mr. Zuckerberg currently has the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders. This will not change following the Reclassification or the potential Dividend. This concentration of majority voting control with Mr. Zuckerberg limits the ability of all of our stockholders (whether they hold shares of Class A common stock or Class B common stock), other than Mr. Zuckerberg, to influence corporate matters.
One of the principal purposes of the Reclassification and the Dividend, if it is declared and paid, is to create the Class C capital stock, which can then be used to further strategic initiatives, such as financings or acquisitions, or issue future equity awards to our service providers. In the past, we generally issued shares of Class A common stock for such purposes, and over time the issuance of additional shares of Class A common stock will result in voting dilution to all of our stockholders. This dilution could eventually result in Mr. Zuckerberg owning less than a majority of our total outstanding voting power, although his ownership interest in our company would continue to be substantial. Once Mr. Zuckerberg owns less than a majority of our total outstanding voting power, he would no longer have the unilateral ability to elect all of our directors and to determine the outcome of any matter submitted for a vote of our stockholders. Because the shares of Class C capital stock have no voting rights (except as provided in the New Certificate or as required by law), the issuance of such shares will not result in further voting dilution. In addition, Mr. Zuckerberg will be free to transfer or otherwise dispose of all the shares of Class C capital stock that he would receive if the Dividend is declared and paid. Accordingly, in that event, he would be able to achieve substantial liquidity in his holdings without diminishing his voting control. As a result, the issuance of shares of Class C capital stock could prolong the duration of Mr. Zuckerberg's control of our voting power and his ability to elect all of our directors and to determine the outcome of most matters submitted to a vote of our stockholders.
The Reclassification and the Dividend, If It Is Declared and Paid, May Have an Anti-Takeover Effect
Because the Reclassification and the Dividend, if it is declared and paid, may prolong the duration of Mr. Zuckerberg's ability to determine the outcome of most matters submitted to a vote of our stockholders, they may have the effect of limiting the likelihood of an unsolicited merger proposal, unsolicited tender offer, or proxy contest for the removal of directors. As a result, the Reclassification and the Dividend, if it is declared and paid, may have the effect of depriving our stockholders of an opportunity to sell their shares at a premium over prevailing market prices and make it more difficult to replace our directors and management.
As discussed above, Mr. Zuckerberg currently has, and following the Reclassification and the Dividend, if it is declared and paid, will continue to have, the voting power required to decide the outcome of most matters submitted for a vote of our stockholders. The New Certificate will preserve the requirement in the Current Certificate that, until the first date on which the outstanding shares of Class B Common Stock represent less than thirty-five percent (35%) of the total voting power of the then outstanding shares of capital stock, in connection with certain change in control transactions involving us (including an acquisition of us by another company), approval of the transaction also requires the favorable vote of the holders of at least a majority of the then-outstanding shares of Class B common stock, and Mr. Zuckerberg would be able to control the result of that vote.
Class C Capital Stock May Not be Attractive as Acquisition Currency or for Equity Incentives or May Result in Greater Economic Dilution
We may use shares of Class C capital stock from time to time as consideration in connection with the acquisition of other companies. It is possible that companies that we are interested in acquiring will not agree to accept shares of Class C capital stock because such shares of capital stock carry no voting rights, or we may decide to issue Class A common stock or Class B common stock in connection with an acquisition for other reasons. In these instances, if we still wanted to pay for the acquisition with stock consideration, we would have to issue shares of Class A common stock or Class B common stock, which would result in both economic and voting dilution to all stockholders. Companies that we are interested in acquiring may also refuse to accept shares of Class C capital stock if such stock trades at a significant discount to the shares of Class A common stock or if the trading market for the shares of Class C capital stock is not well developed or suffers from limited liquidity.
Employees or other service providers may not wish to receive shares of Class C capital stock as part of our equity-based compensation programs. This is particularly true if the shares of Class C capital stock trade at a significant discount to the shares of Class A common stock or if the trading market for the shares of Class C capital stock is not well-developed or suffers from limited liquidity. If employees are not adequately incentivized by receiving shares of Class C capital stock, then we might have to issue shares of Class A common stock in order to provide sufficient equity incentives, which would result in both economic and voting dilution to all stockholders. Alternatively, we might have to find other ways to incentivize our employees.

If the Class C capital stock trades at a discount to the Class A common stock, companies that we are interested in acquiring may demand more shares of Class C capital stock in exchange for accepting such stock as consideration. The same is true for employees in connection with equity-based compensation. If this occurs, then issuances of Class C capital stock may ultimately be more economically dilutive to all of our stockholders than issuances of Class A common stock.
A Liquid Trading Market for the Class C Capital Stock May Not Develop
We believe that a robust and sufficiently liquid market for the Class C capital stock will develop following the Dividend, if it is declared and paid, particularly due to the fact that the Dividend would be structured to provide the Class C capital stock with greater liquidity than the Class A common stock. However, it is possible that such a liquid market will not develop. Even if such a market does develop, there can be no assurance that the Class C capital stock will not trade at a discount to the Class A common stock. If a liquid market does not develop or the Class C capital stock trades at a discount to the Class A common stock, it is possible that we will not be able to achieve all of the benefits that we anticipate from the issuance of the Class C capital stock.
The Reclassification and the Dividend, if It Is Declared and Paid, May Negatively Affect the Decision of Institutional Investors to Invest in Us, and Could Have Implications for the Inclusion of Shares of Class A Common Stock or Class C Capital Stock in Certain Stock Indices
The Reclassification and the Dividend, if it is declared and paid, may negatively affect the decision by certain institutional investors to purchase or hold shares of Class A common stock or Class C capital stock. The holding of low- or non-voting stock, such as our Class A common stock or Class C capital stock, may not be permitted by the investment policies of certain institutional investors or may be less attractive to the portfolio managers of certain institutional investors. In addition, significant sales of shares of Class C capital stock by investors who receive such shares as part of the Dividend, if it is declared and paid, may occur if such investors are unwilling or unable to hold such shares. These sales could depress trading prices for the Class C capital stock, particularly in the period immediately following the Dividend, if it is declared and paid.
The Class A common stock is currently included in certain stock indices, and we expect that the managers of investment funds whose trading is tied to those stock indices may rebalance their holdings to reflect the change in the value of the Class A common stock following the Dividend, if it is declared and paid. Whether the Class C capital stock is included in stock indices in the future may also affect trading prices for that stock. For example, it is possible that certain stock indices may only include the Class A common stock, which may reduce the liquidity or trading price of the Class C capital stock.
The Use of Shares of Class C Capital Stock as Acquisition Currency May Not Allow For Deferred Tax Treatment
Throughout our history, we have been an active acquirer of other companies. Occasionally, we have used stock as consideration to fund these acquisitions. The use of stock as acquisition currency generally has the benefit of deferring taxes owed by the sellers in connection with the acquisition until such time as the sellers dispose of the stock received in the acquisition. However, in order for certain types of acquisition structures to qualify for this type of deferred tax treatment, the stock used as consideration must be "voting stock" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (Code). Because the shares of Class C capital stock do not have voting rights (except as required by law), they will not qualify as "voting stock" and their use in connection with certain acquisition structures will not result in deferred tax treatment for the sellers in the acquisition. Sellers may have a preference for a transaction in which they can defer taxes owed, in which case we may have to structure the acquisition in a different manner or may be precluded from using shares of Class C capital stock to fund the acquisition. Either of these outcomes could reduce the overall utility of the Class C capital stock as a means of managing voting dilution in connection with stock-based acquisitions.
Potential U.S. Federal Income Tax Consequences
We believe that the Class C capital stock will not constitute "Section 306 stock" within the meaning of Section 306(c) of the Code. However, if the Class C capital stock were determined to constitute Section 306 stock, a stockholder generally would be treated as realizing ordinary income as opposed to capital gain upon certain dispositions (including redemptions) of such Section 306 stock. The rules of Section 306 of the Code are complex, and each stockholder should consult with that stockholder's own tax advisor regarding the tax consequences of the proposed transactions described in this proxy statement.

Quorum and Required Vote
Quorum
A quorum exists for Proposal Seven (comprising Proposal 7A, 7B, 7C, and 7D) if stockholders holding at least a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote, and if stockholders holding at least a majority of the voting power of the shares of our Class B common stock (voting as a single class) entitled to vote, are present at the Annual Meeting in person or represented by proxy.
Required Vote
Approval of the adoption of Proposal Seven, including each of Proposal 7A, 7B, 7C, and 7D, requires the affirmative "FOR" vote of the holders of a majority of the voting power of the shares of Class A common stock and Class B common stock outstanding as of the record date and entitled to vote thereon, voting together as a single class.
In addition, Section 242 of the General Corporation Law of the State of Delaware entitles the holders of shares of Class B common stock to vote as a separate class on the approval of the adoption of the New Certificate because the equal treatment provisions for the shares of Class A common stock, Class B common stock, and Class C capital stock in the New Certificate, as described in Proposal 7C above, and the additional automatic conversion events in the New Certificate, as described in Proposal 7D above, may have an adverse effect on the rights of the shares of Class B common stock under the Current Certificate. Accordingly, approval of the adoption of the New Certificate (comprising Proposals 7A, 7B, 7C, and 7D) also requires the affirmative "FOR" vote of the holders of a majority of the voting power of the shares of Class B common stock outstanding as of the record date and entitled to vote thereon, voting as a single class, on each of Proposals 7A, 7B, 7C, and 7D. The approval of each of the proposals comprising Proposal Seven by the holders of the shares of Class B common stock, voting as a separate class, shall constitute the requisite approval of the adoption of the New Certificate by the holders of the shares of Class B common stock, voting as a separate class, as required by Delaware law.
The approval of each of these proposals is required to approve the adoption of the New Certificate, and each is an integral element of the Reclassification. Accordingly, each of the proposals comprising this Proposal Seven is cross-conditioned upon the approval by our stockholders of all of the proposals comprising this Proposal Seven. None of the actions contemplated by this Proposal Seven will proceed if any of Proposal 7A, 7B, 7C, or 7D is not approved by our stockholders.
If you return a signed proxy card, unless your proxy card is marked to the contrary, your shares of Class A common stock and Class B common stock will be voted "FOR" the approval of the adoption of the New Certificate, which means that they will be voted "FOR" each of Proposals 7A, 7B, 7C, and 7D.
Other Information
As of the record date, Mr. Zuckerberg beneficially owned (including shares over which he holds an irrevocable proxy) 3,999,241 shares of Class A common stock and 467,873,984 shares of Class B common stock, representing 60.1% of our total outstanding voting power and 85.3% of the outstanding voting power of the shares of Class B common stock. As a result, Mr. Zuckerberg will have the power to approve the adoption of the New Certificate without the affirmative vote of any other stockholder. Mr. Zuckerberg has indicated that he intends to vote all of the shares of Class A common stock and Class B common stock that he beneficially owns "FOR" the approval of the adoption of the New Certificate. Stockholders will have no appraisal rights with respect to the adoption of the New Certificate.
Our Recommendation
After receiving the recommendation of the Special Committee, with respect to the matters for which we are seeking stockholder approval in this proposal, our board of directors unanimously (with the employee directors, including Mr. Zuckerberg, not participating) (i) determined that the creation of the Class C capital stock, together with the New Certificate, are advisable and in the best interests of us and our stockholders (other than Mr. Zuckerberg and his affiliated entities, as to whom no determination was made), (ii) approved the creation of the Class C capital stock, and (iii) approved, declared advisable, and recommended for approval by our stockholders the New Certificate.
Our board of directors recommends a vote "FOR" the approval of the adoption of the New Certificate.

Founder Agreement
In connection with the Reclassification and the potential Dividend, the Special Committee has negotiated a Founder Agreement to be entered into by Mr. Zuckerberg and certain of his affiliates. Pursuant to the Founder Agreement, none of Mr. Zuckerberg or his affiliates that are party to the Founder Agreement (generally, trusts and other estate and philanthropic planning vehicles through which Mr. Zuckerberg holds all or a portion of his shares of Class A common stock and Class B common stock) may, subject to certain exceptions, sell, assign, transfer, convey, hypothecate, or otherwise dispose any shares of Class B common stock if, as a result of such sale, transfer, assignment, conveyance, hypothecation, or other disposition, Mr. Zuckerberg, together with such affiliates, would own less than a majority of the then outstanding shares of Class B common stock, unless Mr. Zuckerberg and such affiliates first cause all shares of the outstanding Class B common stock to automatically convert into an equivalent number of shares of Class A common stock (under our Current Certificate, the holder of a majority of the outstanding shares of Class B common stock has, and under the New Certificate, will have, the ability to cause all shares of the outstanding Class B common stock to automatically convert into an equivalent number of shares of Class A common stock).
Furthermore, the Founder Agreement provides that, in the event of (i) a consolidation or merger of us with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, or an acquisition of all or substantially all of our assets; or (ii) any tender or exchange offer by any third party to acquire a majority of the shares of Class A common stock, Class B common stock, or Class C capital stock, neither Mr. Zuckerberg nor his affiliates that are party to the Founder Agreement may vote in favor of, or sell, transfer, or exchange, directly or indirectly, any shares of Class A common stock, Class B common stock, or Class C capital stock in connection with such transaction or in a related transaction for an amount per share greater than that received in connection with such transaction or in a related transaction by the holders of all other shares of Class A common stock, Class B common stock, and Class C capital stock or a form of consideration different from the form that the holders of shares of Class A common stock, Class B common stock, and Class C capital stock would receive, or may elect to receive, in such transaction or related transaction.
The Founder Agreement also provides that Mr. Zuckerberg will meet with our board of directors from time to time to discuss succession planning with respect to the transfer, voting, and conversion of the shares of our capital stock held by Mr. Zuckerberg and his affiliates following his death, disability, the termination of Mr. Zuckerberg as an Approved Executive Officer for Cause, or a Voluntary Resignation of Mr. Zuckerberg. Furthermore, the Founder Agreement provides that during the period of time following such event and until the occurrence of the automatic conversion of the Class C capital stock to Class A common stock pursuant to the terms of the New Certificate, a vice president or more senior officer of our company or one of our subsidiaries who had been previously selected by Mr. Zuckerberg (following discussion with the independent directors of our board of directors) will hold the sole proxy over the transfer, voting, and conversion of the capital stock held by Mr. Zuckerberg and his affiliates that are party to the Founder Agreement.

The Founder Agreement may only be amended or waived with the approval of Mr. Zuckerberg and a majority of our independent directors (excluding any party to the Founder Agreement).
The foregoing description of the Founder Agreement in this proxy statement is qualified by reference to, and should be read in conjunction with, the full text of the Founder Agreement, which is attached to this proxy statement as Appendix A-3.
Description of Capital Stock
The New Certificate provides that our authorized capital stock will consist of 20,000,000,000 shares of Class A common stock, $0.000006 par value per share, 4,141,000,000 shares of Class B common stock, $0.000006 par value per share, 15,000,000,000 shares of Class C capital stock, $0.000006 par value per share, and 100,000,000 shares of undesignated preferred stock, $0.000006 par value per share. A description of the material terms and provisions of our New Certificate and affecting the rights of holders of our capital stock is set forth below. The description is intended as a summary, and is qualified in its entirety by reference to the form of our New Certificate which is attached to this proxy statement as Appendix A-1. For convenience of reference, a copy of the New Certificate showing the changes from the Current Certificate, with deleted text shown in strikethrough and added or moved text shown as underlined, is attached to this proxy statement as Appendix A-2.
Dividend Rights
Subject to preferences that may apply to shares of preferred stock outstanding at the time, the holders of outstanding shares of our Class A common stock, Class B common stock, and Class C capital stock are entitled to share equally, on a per share basis, in any dividends or distributions out of funds legally available if our board of directors, in its discretion, determines to declare and pay dividends and only then at the times and in the amounts that our board of directors may determine. In the event that a dividend is paid in the form of shares of capital stock or rights to acquire or securities convertible into or exchangeable for shares of capital stock (i) the holders of shares of Class A common stock shall receive Class A common stock, or securities convertible into or exchangeable for shares of Class A common stock or rights to acquire such securities, as the case may be; (ii) the holders of shares of Class B common stock shall receive shares of Class B common stock, or securities convertible into or exchangeable for shares of Class B common stock or rights to acquire such securities, as the case may be; and (iii) following the Dividend, the holders of shares of Class C capital stock shall receive shares of Class C capital stock,or securities convertible into or exchangeable for shares of Class C capital stock or rights to acquire such securities, as the case may be. However, the board of directors may pay or make a disparate dividend or distribution per share of Class A common stock, Class B common stock, or Class C capital stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock, Class B common stock, and Class C capital stock, each voting separately as a class.
Voting Rights
The holders of our Class B common stock are entitled to ten votes per share, holders of our Class A common stock are entitled to one vote per share, and holders of our Class C capital stock have no voting rights (except as provided in the New Certificate or as provided by law). Notwithstanding the foregoing, holders of our Class C capital stock are entitled to notice of any stockholders' meetings. The holders of our Class A common stock and Class B common stock vote together as a single class, unless otherwise required by law. Delaware law could require the holders of our Class A common stock, our Class B common stock, or our Class C capital stock to vote separately as a single class in the following circumstances:

•
if we were to seek to amend our certificate of incorporation to increase the authorized number of shares of a class of stock, or to increase or decrease the par value of a class of stock (except as otherwise provided in the New Certificate); and

•
if we were to seek to amend our certificate of incorporation in a manner that altered or changed the powers, preferences, or special rights of a class of stock in a manner that affected them adversely.

As permitted by Delaware law and as set forth in the New Certificate, the holders of shares of Class A common stock, Class B common stock, and Class C capital stock, respectively, do not have the right to vote separately as a single class if the number of authorized shares of such class is increased or decreased. Rather, the number of authorized shares of any of the Class A common stock, Class B common stock, and Class C capital stock may be increased or decreased (but not below the number of shares thereof then outstanding and, with respect to the Class A common stock, the number of shares of Class A common stock reserved for the conversion of the Class B common stock and Class C capital stock) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock entitled to vote thereon.
Stockholders do not have the ability to cumulate votes for the election of directors. Our New Certificate provides for a classified board of directors consisting of three classes of approximately equal size, each serving staggered three-year terms, if and when the outstanding shares of our Class B common stock represent less than a majority of the combined voting power of our common stock. Our directors will be assigned by the then current board of directors among the three classes when and if that event occurs.
No Preemptive or Similar Rights
Our common stock is not entitled to preemptive rights and is not subject to conversion, redemption or sinking fund provisions.
Right to Receive Liquidation Distributions
Upon our dissolution, liquidation, or winding up, the assets legally available for distribution to our stockholders are distributable ratably among the holders of our Class A common stock and Class B common stock, subject to prior satisfaction of all outstanding debt and liabilities and the preferential rights and payment of liquidation preferences, if any, on any outstanding shares of preferred stock unless different treatment of each such class with respect to distributions upon any such liquidation, dissolution, or winding up is approved in advance by the affirmative vote of the holders of a majority of the outstanding shares of Class A common stock and Class B common stock, each voting separately as a class. Immediately prior to the earlier of (i) any distribution of our assets in connection with a liquidation, dissolution, or winding up; or (ii) any record date established to determine the holders of our capital stock entitled to receive such distribution, each share of Class C capital stock shall automatically be converted into one share of Class A common stock.

Conversion
All shares of Class B common stock will automatically convert into Class A common stock upon the election of the holders of a majority of the then outstanding shares of Class B common stock. The Founder Agreement provides that Mr. Zuckerberg together with his affiliates that are parties to the Founder Agreement will cause all shares of Class B common stock to automatically convert into an equivalent number of shares of Class A common stock pursuant to this provision of the New Certificate before undertaking any sale, transfer, assignment, conveyance, hypothecation, or other disposition of shares of Class B common stock that would cause Mr. Zuckerberg, together with such affiliates, to own less than a majority of the then outstanding shares of Class B common stock.
Moreover, the New Certificate provides that all shares of Class B common stock will automatically convert into Class A common stock on the date that is (i) the third anniversary of the death of Mr. Zuckerberg or a Disability Event, if such Disability Event is continuing as of such anniversary date and (ii) one year following the date of termination of Mr. Zuckerberg as an Approved Executive Officer for Cause (subject to a 60-day cure period) or the Voluntary Resignation of Mr. Zuckerberg as an Approved Executive Officer, provided that Mr. Zuckerberg's leave of absence or resignation would not constitute a Voluntary Resignation if it were in connection with his serving in a government position or office and if, at the time of such leave or resignation, Mr. Zuckerberg owns (i) 30% or more of the shares of our capital stock that he owned as of the date that we enter into the Founder Agreement with Mr. Zuckerberg (Founder Agreement Effective Date), Mr. Zuckerberg has discussed such leave or resignation with our independent directors or (b) less than 30% of the shares of our capital stock that he owned as of the Founder Agreement Effective Date, such leave or resignation has been approved by a majority of our independent directors or the duration of serving in the government position or office was limited to two years. In addition, a majority of our independent directors can vote to accelerate the automatic conversions for the events described in clauses (i) and (ii) above, provided that with respect to clause (i) any shortening of the time period shall be subject to Mr. Zuckerberg's approval and therefore could only occur prior to the occurrence of a Disability Event or his death.
Upon the conversion of all outstanding shares of Class B common stock into Class A common stock, all shares of Class C capital stock will automatically convert to Class A common stock on a date fixed by our board of directors, which date shall be no less than 61 days and no more than 180 days following such conversion. In addition, as described above under "—Right to Receive Liquidation Distributions," upon our dissolution, liquidation, or winding up, each share of Class C capital stock shall automatically be converted into one share of Class A common stock.
In addition, each share of Class B common stock will convert automatically into one share of Class A common stock (i) at the option of the holder and (ii) upon any transfer, whether or not for value, except for certain transfers described in our New Certificate, including transfers to family members, trusts solely for the benefit of the stockholder or their family members, and partnerships, corporations, public benefit corporations, and other entities exclusively owned by the stockholder or their family members, and certain transfers to organizations and trusts that are exempt from taxation under Section 501(c)(3) or (c)(4) of the Code. Once converted or transferred and converted into Class A common stock, the Class B common stock will not be reissued.
Equal Status
Except as expressly provided in the New Certificate, shares of Class A common stock, Class B common stock, and Class C capital stock have the same rights and privileges and rank equally, share ratably, and are identical in all respects as to all matters. In the event of a consolidation or merger of us with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, such as a sale of substantially all of our assets, the holders of Class A common stock, Class B common stock, and Class C capital stock shall share ratably on a per share basis in any distribution or payment in connection with such transaction.
In the event of any tender offer or exchange offer by any third party pursuant to an agreement to which we are a party or that we recommend, the holders of Class A common stock, Class B common stock, and Class C capital stock will be entitled to receive, or to elect to receive, the same form of consideration and the same amount of consideration on a per share basis.
Notwithstanding the foregoing, holders of shares of one or two of such classes may receive or have the right to elect to receive different or disproportionate consideration in connection with any such merger, combination or tender or exchange offer if the only difference in the per share consideration is that any securities distributed to the holder of a share of Class B common stock have ten times the voting power of any securities distributed to the holder of a share of Class A common stock and that any securities distributed to the holder of a share of Class C capital stock have no voting rights or power.
Preferred Stock

Our board of directors will continue to have the authority, without approval by the stockholders, to issue up to a total of 100,000,000 shares of preferred stock in one or more series. Our board of directors may establish from time to time the number of shares to be included in each series and to fix the designation, powers, preferences, and rights of the shares of each series and any of its qualifications, limitations, or restrictions. Our board of directors also can increase or decrease the number of shares of any series, but not below the number of shares of that series then outstanding, without any further vote or action by our stockholders. Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of our capital stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring, or preventing a change in control of our company and may adversely affect the market price of our Class A common stock and, following the Dividend, our Class C capital stock, and the voting and other rights of the holders of our capital stock. We have no current plan to issue any shares of preferred stock.
Transferability and Listing
Like shares of Class A common stock, shares of Class C capital stock will be freely transferable. See "Certain Other Effects of the Reclassification—Securities Laws" below. The shares of Class A common stock are currently listed on NASDAQ. Prior to the Effective Date, we will file appropriate applications and notices with NASDAQ to list the shares of Class C capital stock. We will also register the Class C capital stock with the SEC under the Securities Exchange Act of 1934, as amended (Exchange Act). The listing of the shares of Class C capital stock on NASDAQ is subject to NASDAQ's approval of such listing applications and notices, which will be conditioned upon our satisfaction of certain listing requirements. We believe that we will be able to satisfy these listing requirements.
Certain Other Effects of the Reclassification
Effect on Relative Voting Power and Equity Interest
If the Dividend is declared and paid, there will be no effect on the relative voting power or equity interest of each holder of shares of Class A common stock or Class B common stock. Following the Dividend, if it is declared and paid, holders of shares of Class A common stock or Class B common stock who sell their shares of Class C capital stock will not lose any voting power, but their relative equity interest in us will decrease as a result of such sale. Conversely, stockholders who purchase shares of Class C capital stock after the Dividend, if it is declared and paid, will increase their relative equity interest in us but will not gain any additional voting power (or any voting power, if they do not otherwise own shares of Class A common stock).
Effect on Market Price
As of the close of business on April 29, 2016, the official closing price of a share of Class A common stock was $117.58 as reported on the NASDAQ Global Select Market.
If the Dividend is declared and paid, we believe that the market price for the shares of Class A common stock will generally reflect the effect of a three-for-one stock split once the Dividend is paid and, accordingly, the market price of the Class A common stock will decrease by approximately two-thirds. Assuming that the Dividend is declared and paid, we expect the market price of shares of Class C capital stock to be approximately equal to the market price of shares of Class A common stock (as such price is adjusted as a result of the Dividend).
The trading prices for shares of Class A common stock and Class C capital stock may be affected by the relative voting rights between these two classes of stock. Because the Class A common stock carries voting rights, it is possible that it could trade at a premium compared to the Class C capital stock. This is particularly true if investors were to place a premium on owning our shares that have voting rights, as opposed to shares without voting rights.
Furthermore, the trading price of shares of Class A common stock and Class C capital stock will continue to depend on many factors, including our future performance, the relative trading liquidity of the Class A common stock and the Class C common stock, general market conditions, and conditions relating to companies in businesses and industries similar to us. Accordingly, we cannot predict the prices at which shares of Class A common stock and Class C capital stock will trade following the Reclassification, just as we could not predict the price at which shares of Class A common stock would trade absent the Reclassification and the potential Dividend.
Following the Reclassification, there will continue to be no trading market for the Class B common stock.

Effect on Trading Market and Potential Reduced Relative Liquidity of Shares of Class A Common Stock
To minimize dilution of voting power to existing stockholders, we are more likely to issue shares of Class C capital stock than shares of Class A common stock in the future to further strategic initiatives (such as the acquisition of complementary businesses) and raise equity capital, finance acquisitions, or issue equity awards to our service providers. It is possible that following the Dividend, if it is declared and paid, some portion of our stockholders will sell their shares of Class C capital stock but retain their shares of Class A common stock or Class B common stock (subject to the terms of the Founder Agreement in the case of Mr. Zuckerberg) in order to monetize a portion of their investment in us while retaining their relative voting power. Any such issuance of additional shares of Class C capital stock by us or dispositions of shares of Class C capital stock by significant or other stockholders may serve to further increase market activity in the shares of Class C capital stock relative to the shares of Class A common stock.
Effect on Percentage Interest
The percentage interest of each stockholder in our total equity will not be changed by the Reclassification or the Dividend, if it is declared and paid.
Effect on Equity-Based Incentive Plans and Outstanding Equity Awards
Pursuant to the provisions contained in our 2005 Stock Plan, 2012 Plan, and other equity awards granted outside of such equity-based plans, our compensation & governance committee intends to exercise its administration responsibilities to provide that, following the payment of the Dividend, if it is declared and paid, all outstanding stock options and RSUs granted pursuant to our 2005 Stock Plan, 2012 Plan, and any equity awards granted outside of such equity-based plans will be equitably adjusted to reflect the Reclassification as follows: (i) each stock option to purchase a share of Class A common stock or Class B common stock shall be adjusted so that such stock option represents the right to purchase one share of Class A common stock or Class B common stock (as the case may be) and two shares of Class C capital stock, with the original exercise price of the stock option shall be proportionately adjusted between the share of Class A common stock or Class B common stock (as the case may be) and the shares of Class C capital stock; and (ii) each RSU representing the right to receive a share of Class A common stock or Class B common stock (as the case may be) shall be adjusted so that it represents the right to receive one share of Class A common stock or Class B common stock (as the case may be) and two shares of Class C capital stock upon settlement.  The outstanding stock options and RSUs, adjusted as described in the preceding sentence, will in all other respects continue to be subject to the terms and conditions applicable to them prior the adjustment. In addition, as described in Proposal Eight, we are also asking our stockholders to approve the amendment and restatement of our 2012 Plan to accommodate our new capital structure and make certain other amendments.
Effect on Preferred Stock
Neither the New Certificate nor the Dividend, if it is declared and paid, will have any effect on the number of authorized shares of our preferred stock or the rights, preferences, and privileges of, and restrictions on, the preferred stock. Currently, no shares of preferred stock are issued or outstanding and we have no current plan to issue any shares of preferred stock.
Material U.S. Federal Income Tax Consequences
We believe that, in general, for U.S. federal income tax purposes (i) neither the Reclassification nor the Dividend, if it is declared and paid, will be taxable to our stockholders; (ii) the Class C capital stock will not constitute "Section 306 stock" within the meaning of Section 306(c) of the Code; (iii) the tax basis of each share of Class A common stock and Class B common stock, as applicable, with respect to which Class C capital stock is distributed in the potential Dividend will be apportioned between such share of Class A common stock or Class B common stock, on the one hand, and the Class C capital stock received in the potential Dividend, on the other hand, in proportion to the fair market value of such shares on the date of the potential Dividend; (iv) if the shares of Class A common stock and Class B common stock were held as capital assets immediately before the Effective Date, the holding period for each new share of Class C capital stock will include such stockholder's holding period for the share of common stock with respect to which the Class C capital stock is distributed; and (v) no gain or loss will be recognized on any subsequent conversion of Class C capital stock into shares of Class A common stock. Gain or loss would be recognized, however, on the subsequent disposition of shares of Class C capital stock in a taxable transaction. Further, while we believe the Class C capital stock will not constitute 306 stock, if the Class C capital stock were determined to constitute Section 306 stock, a stockholder generally would be treated as realizing ordinary income as opposed to capital gain upon certain dispositions (including redemptions) of such Section 306 stock. Stockholders are urged to seek the advice of their tax counsel on these matters and on tax matters other than U.S. federal income tax matters.

Securities Laws
The distribution of shares of Class C capital stock as a stock dividend, if it is declared and paid, will not involve a "sale" of a security under the Securities Act of 1933, as amended (Securities Act), or Rule 145 thereunder. Consequently, we are not required to register, and will not register, the Class C capital stock pursuant to the Securities Act.
Because the Reclassification and the Dividend, if it is declared and paid, do not constitute a "sale" of Class C capital stock pursuant to the Securities Act, stockholders will not be deemed to have purchased such shares separately from the Class A common stock or Class B common stock to which such shares of Class C capital stock relate pursuant to the Securities Act and Rule 144 thereunder. Shares of Class A common stock held at the time of the effectiveness of the New Certificate and shares of Class C capital stock (whether in respect of shares of Class A common stock or Class B common stock) received in the Dividend, if it is declared and paid, other than any such shares held by our "affiliates" within the meaning of the Securities Act, may be offered for sale and sold in the same manner as the Class A common stock prior to the Reclassification without registration pursuant to the Securities Act (or in the case of equity awards, pursuant to registration statements that we will file under the Securities Act). Our affiliates will continue to be subject to the restrictions specified in Rule 144 of the Securities Act.
We will also register the Class C capital stock with the SEC under the Exchange Act.
NASDAQ Criteria
The shares of Class A common stock are currently traded on NASDAQ and will remain traded on NASDAQ following the Reclassification and the Dividend, if it is declared and paid.
An application will be made to trade the shares of Class C capital stock on NASDAQ. The listing of the shares of Class C capital stock on NASDAQ is subject to NASDAQ's approval of such listing applications and notices, which will be conditioned upon our satisfaction of certain listing requirements. We believe that we will be able to satisfy these listing requirements.
Interests of Certain Persons
As of the record date, Mr. Zuckerberg beneficially owned (including shares over which he holds an irrevocable proxy) 3,999,241 shares of Class A common stock and 467,873,984 shares of Class B common stock, representing 60.1% of our total outstanding voting power. As a result, Mr. Zuckerberg currently has the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders.
After the Reclassification and the Dividend, if it is declared and paid, Mr. Zuckerberg will have the same beneficial ownership of shares of Class A common stock and Class B common stock. If the Dividend is declared and paid, he will also beneficially own two shares of Class C capital stock for each outstanding share of Class A common stock and Class B common stock beneficially owned by him on the record date for the Dividend. If the record date for the Dividend were to have been the same as the record date for the Annual Meeting, Mr. Zuckerberg would own 845,960,624 shares of Class C capital stock (excluding shares over which he holds an irrevocable proxy), representing approximately 14.8% of the shares of Class C capital stock to be issued in the Dividend.
After the Reclassification and the Dividend, if it is declared and paid, Mr. Zuckerberg will continue to have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders. This will be true so long as he owns a majority of our total outstanding voting power. Furthermore, even if Mr. Zuckerberg substantially reduces his holdings of our capital stock by converting some or all of his shares of Class B common stock into shares of Class A common stock and disposing of either shares of Class A common stock or Class C capital stock (or both), he will continue to have the ability to elect all of our directors and to determine the outcome of most matters submitted for a vote of our stockholders, so long as he continues to own a majority of our total outstanding voting power. With respect to certain change in control transactions involving our company (including an acquisition of us by another company), Mr. Zuckerberg's ability to determine the affirmative outcome of the stockholder vote with respect to that transaction is contingent upon his ability to cast in favor of the transaction at least a majority of the voting power of the then outstanding shares of Class B common stock. As of the record date, Mr. Zuckerberg controls that vote.
Mr. Zuckerberg's ability to sell his shares of Class C capital stock received in the Dividend, if it is declared and paid, is subject to the terms of the Founder Agreement. See "Founder Agreement" above.

Certain members of our board of directors and management other than Mr. Zuckerberg hold shares of Class B common stock representing in the aggregate 0.1% of our total outstanding voting power as of the record date. If the Dividend is declared and paid, these individuals will receive shares of Class C capital stock. They will be free to sell any or all of the shares of Class C capital stock that they receive in the Dividend, if it is declared and paid. Accordingly, these individuals would be able to achieve liquidity for a portion of their investment in our capital stock without suffering any loss of voting power. None of these individuals were members of the Special Committee.
Mr. Zuckerberg is a member of our board of directors. In his capacity as a director, he did not participate in the vote with respect to the approval of our New Certificate or our board of directors' intention to declare the Dividend. However, in his capacity as a stockholder, Mr. Zuckerberg has indicated that he intends to vote all of the shares of Class A common stock and Class B common stock beneficially owned by him "FOR" the approval of the adoption of the New Certificate. As a result of his beneficial ownership of more than a majority of each of our total outstanding voting power and the outstanding voting power of the Class B common stock as of the record date, Mr. Zuckerberg will have the power to approve the adoption of the New Certificate without the affirmative vote of any other stockholder.
Stockholder Information
Following both the Reclassification and the Dividend, if it is declared and paid, we will deliver to the holders of shares of Class A common stock, Class B common stock, and Class C capital stock the same proxy statements, annual reports, and other information and reports as we currently deliver to the holders of shares of Class A common stock and Class B common stock.
Litigation Relating to the Reclassification

Following the announcement of the Reclassification, multiple purported class action lawsuits were filed on behalf of our stockholders in the Delaware Court of Chancery against us and our board of directors. The lawsuits have been consolidated under the caption In re Facebook, Inc. Class C Reclassification Litig., C.A. No. 12286-VCL, and they generally allege that the directors breached their fiduciary duties in connection with the Reclassification. Among other remedies, these lawsuits seek to enjoin the Reclassification as well as unspecified money damages, costs, and attorneys’ fees. We believe that the lawsuits are without merit and intend to vigorously defend against all claims asserted.

PROPOSAL EIGHT:
AMENDMENT AND RESTATEMENT OF 2012 EQUITY INCENTIVE PLAN
General
Our board of directors is asking our stockholders to approve an amendment and restatement of our 2012 Equity Incentive Plan (2012 Plan) to provide, on and after the payment of the proposed dividend described in Proposal Seven (Dividend), for the issuance of awards to acquire a new Class C capital stock in lieu of Class A common stock and to make other amendments to the 2012 Plan’s terms, as described below. Our board is also asking our stockholders to approve a new sub-plan under the 2012 Plan (French Sub-Plan) in order to permit us to grant certain tax-favored equity awards in France, as described below, and to make other amendments to the 2012 Plan’s terms, as described below.
In April 2016, our board of directors approved the amendment and restatement of our 2012 Plan, including the adoption of the French Sub-Plan and the other amendments to the 2012 Plan, subject to the approval of our stockholders. If our stockholders approve the amendment and restatement of the 2012 Plan, it will be effective as of the date of stockholder approval.
Proposed Amendment and Restatement of 2012 Plan
Background of 2012 Plan
Our 2012 Plan was adopted by our board of directors in January 2012, approved by our stockholders in April 2012, and became effective in May 2012 in connection with our initial public offering. The 2012 Plan provides for the grant of awards to eligible employees, directors, consultants, independent contractors, and advisors in the form of stock options, restricted stock awards (RSAs), stock bonuses, stock appreciation rights (SARs), restricted stock units (RSUs), and performance shares (each, an Award).
We believe that our future success and our ability to remain competitive are dependent on our continuing efforts to attract, retain and motivate highly-qualified personnel. Competition for these people in our industry is intense. Allowing employees to participate in owning shares of our capital stock helps align the objectives of our stockholders and our employees and is important in attracting, motivating, and retaining the highly-skilled personnel that are essential to our success.
From the inception of the 2012 Plan through March 31, 2016, 166,585,478 RSUs were granted under the 2012 Plan, 62,051,918 of which had settled as Class A common stock and 86,880,296 of which remained outstanding as of March 31, 2016. As of March 31, 2016, 79,038,717 shares remain available for future issuance under the 2012 Plan and are not subject to any outstanding awards thereunder.
Proposal
In connection with the proposed reclassification, as discussed above under Proposal Seven, we are proposing to amend and restate the 2012 Plan, to provide that following the date of the payment of the proposed Dividend, the shares reserved and available for issuance under the 2012 Plan will be shares of the new Class C capital stock, except shares that are reserved for Awards that are outstanding immediately prior to payment of the Dividend, which will remain as shares of Class A common stock but will be reduced by any shares that become available for grant and issuance as Class C capital stock in accordance with the amended and restated 2012 Plan. Accordingly, after the payment of the proposed Dividend, all shares issued upon exercise of stock options or SARs granted subsequent to the date of the Dividend, settlement of RSUs granted subsequent to the date of the Dividend or upon grant or settlement of any other type of Award granted subsequent to the date of the Dividend under the 2012 Plan will be shares of Class C capital stock. In addition, following the date of the payment of the proposed Dividend, if any currently outstanding Awards are forfeited or cancelled, shares of Class A common stock subject to those Awards will be converted to Class C capital stock upon their return to the 2012 Plan. Any Award that is outstanding under the 2012 Plan on the date of the payment of the Dividend will be adjusted as described in Proposal Seven.
For a discussion of the Reclassification and the differences between the Class A common stock and the Class C capital stock and the treatment of outstanding Awards under the 2012 Plan, please see “ Proposal Seven—Certain Other Effects of Reclassification—Effect on Equity-Based Incentive Plans and Outstanding Equity Awards.”
The amendment and restatement of our 2012 Plan includes the following amendments:

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Approval of the inclusion of a new French Sub-Plan to the 2012 Plan (included as Exhibit A to the 2012 Plan), which is required by French law to be separately approved by our stockholders, will allow us to grant French tax-qualified RSUs to eligible participants in France under applicable French tax and social security laws. These French tax-qualified RSUs should provide more favorable income tax and/or social insurance contribution treatment to our local employer subsidiaries in France and their employees than non-qualified RSUs, provided the French tax-qualified RSUs are granted pursuant to a plan authorized by stockholders (and other conditions are met). We are not required to grant French tax-qualified RSUs, though we may choose to grant French tax-qualified RSUs in the compensation & governance committee’s discretion.
The principal terms of the French Sub-Plan are summarized below.

•	Only employees in a salaried position of a French subsidiary of ours, a French branch of ours or another of our subsidiaries are eligible to receive an RSU under the French Sub-Plan;

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The vesting schedule of a French tax-qualified RSU can be no less than one year from the date on which the grant is approved by our compensation & governance committee (with certain exceptions upon death);

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Following vesting, the shares issued upon settlement of a French tax-qualified RSU must be held (and may not be sold or transferred) for a certain period which, together with the vesting period can be no less than two years from the date on which the grant is approved by our compensation & governance committee (with certain exceptions upon death or disability); and

•	Following vesting, the shares issued upon settlement of a French tax-qualified RSU will be subject to French laws regulating trading restrictions, in addition to our insider trading policies.

•	Extend the term of the 2012 Plan through April 2026 (the tenth anniversary of the date of the approval by our board of directors of the amendment and restatement of our 2012 Plan);

•	Continue the Evergreen (as defined below) through this extended ten-year term;

•	Provide for share withholding up to the maximum statutory rate;

•	Add flexibility for determining policies on leaves of absence, part-time, and other determinations involving service and termination dates.

•	Allow the issuance of Awards to employees, consultants, and directors of our affiliate companies, in addition to any of our parent or subsidiary corporations;

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Provide that Awards granted or shares issued upon assumption of, or in substitution or exchange for, awards by a company acquired by us (or which combines with us) may be granted under the 2012 Plan, shall not otherwise reduce the number of shares reserved for issuance under the 2012 Plan and shall be treated in the same manner as other awards under the 2012 Plan; and

•	Make certain other clarifying, administrative and technical changes as set forth in the 2012 Plan.
Summary of the Amended and Restated 2012 Plan
The principal term of the 2012 Plan, as amended and restated, are summarized below. This summary is not a complete description of the 2012 Plan, and it is qualified in its entirety by reference to the complete text of the 2012 Plan document. The amended and restated 2012 Plan is attached as Appendix B-1 to this proxy statement. For convenience of reference, Appendix B-2 sets forth the amendments to the 2012 Plan approved by our board of directors in April 2016 with deleted text shown in strikethrough and added or moved text shown as underlined.
We adopted the 2012 Plan, which became effective in May 2012, as the successor to our 2005 Stock Plan. We initially reserved 25,000,000 shares of our Class A common stock to be issued under our 2012 Plan. As of the date of the payment of the proposed Dividend, the shares reserved for issuance under our 2012 Plan will be converted on a one-for-one basis from Class A common stock to Class C capital stock and there shall remain reserved such number of shares of Class A common stock that are subject to outstanding equity Awards under the 2012 Plan as of the payment date of the Dividend (with such amount of reserved shares of Class A common stock being reduced by shares that again become available under the 2012 Plan as Class C capital stock pursuant to the first five bullet points in the subsequent paragraph following the payment of the Dividend). Following the date of the payment of the proposed Dividend, if any currently outstanding Awards are forfeited or cancelled, shares of Class A common stock subject to those Awards will be converted to Class C capital stock upon their return to the 2012 Plan. The number of shares reserved for grant and issuance under our 2012 Plan increases automatically on January 1 of each of the calendar years during the term of the 2012 Plan, which will continue through and including April 2026, by a number of shares of Class C capital stock (and prior to the date of the payment of the proposed Dividend, Class A common stock) equal to the lesser of (i) 2.5% of the sum of the total outstanding shares of our Class A common stock and Class C capital stock as of the immediately preceding December 31st or (ii) a number of shares determined by the board of directors (Evergreen). Our board of directors elected not to increase the number of shares reserved for issuance in 2013, 2014, 2015, and 2016.
In addition, the following shares are available for grant and issuance under our 2012 Plan:

•	shares subject to stock options or SARs granted under our 2012 Plan that cease to be subject to the stock option or SAR for any reason other than exercise of the stock option or SAR;

•	shares subject to awards granted under our 2012 Plan that are subsequently forfeited or repurchased by us at the original issue price;

•	shares subject to awards granted under our 2012 Plan that otherwise terminate without shares being issued;

•	shares surrendered, cancelled, or exchanged for cash or different award (or combination thereof) under the 2012 Plan;

•	shares subject to awards under our 2012 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any Award;

•	shares reserved but not issued or subject to outstanding grants under our 2005 Stock Plan at the time the 2012 Plan initially became effective;

•	shares issuable upon the exercise of options or subject to other awards under our 2005 Stock Plan that cease to be subject to such options or other awards by forfeiture or otherwise;

•	shares subject to awards granted under our 2005 Stock Plan that are forfeited or repurchased by us; and

•	shares subject to awards under our 2005 Stock Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.
Our 2012 Plan authorizes the award of stock options, RSAs, stock bonuses, SARs, RSUs and performance shares (each as more fully described below). No person will be eligible to receive more than 2,500,000 shares in any calendar year under our 2012 Plan other than a new employee of ours, who will be eligible to receive no more than 5,000,000 shares under the 2012 Plan in the calendar year in which the employee commences employment. Any awards in shares or cash that are made outside of the 2012 Plan and permitted by applicable listing requirements are not subject to these limitations.
Our 2012 Plan is administered by our compensation & governance committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our board of directors acting in place of our compensation & governance committee. Our compensation & governance committee has the authority to construe and interpret our 2012 Plan, grant awards, and make all other determinations necessary or advisable for the administration of the 2012 Plan.
Our 2012 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors, and advisors, provided the consultants, independent contractors, directors, and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. As of March 31, 2016, 13,598 employees (including our seven executive officers) and eight directors were eligible to participate in the 2012 Plan.
Stock Options. Our 2012 Plan provides for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees. All awards other than incentive stock options may be granted to our employees, directors, consultants, independent contractors, and advisors, provided the consultants, independent contractors, and advisors render services not in connection with the offer and sale of securities in a capital-raising transaction. The exercise price of each stock option must be at least equal to the fair market value of our Class C capital stock (or with respect to stock options that were granted prior to the date of the payment of the proposed Dividend, Class A common stock) on the date of grant. The exercise price of incentive stock options granted to 10% stockholders must be at least equal to 110% of that value.
Our compensation & governance committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. In general, options will vest over a four-year period. The maximum term of options granted under our 2012 Plan is ten years.
Restricted Stock Award. An RSA is an offer by us to sell shares of our Class C capital stock (or with respect to RSAs that were granted prior to the date of the payment of the proposed Dividend, Class A common stock) subject to restrictions. The price, if any, of an

RSA will be determined by our compensation & governance committee. These awards are subject to forfeiture or repurchase prior to vesting as a result of termination of employment or failure to achieve certain vesting conditions.
Stock Appreciation Rights. SARs provide for a payment, or payments, in cash or shares of our Class C capital stock (or with respect to SARs that were granted prior to the date of the payment of the proposed Dividend, Class A common stock), to the holder based upon the difference between the fair market value of our Class C capital stock (or with respect to SARs that were granted prior to the date of the payment of the proposed Dividend, Class A common stock) on the date of exercise and the stated exercise price up to a maximum amount of cash or number of shares. These awards are subject to forfeiture prior to vesting as a result of termination of employment or failure to achieve certain vesting conditions.
Restricted Stock Units. An RSU is an award that covers a number of shares of our Class C capital stock (or with respect to RSUs that were granted prior to the date of the payment of the proposed Dividend, Class A common stock) that may be settled upon vesting in cash, by the issuance of the underlying shares or a combination of both. These awards are subject to forfeiture prior to vesting as a result of termination of employment or failure to achieve certain vesting conditions.
Performance Shares. A performance share is an award that covers a number of shares of our Class C capital stock (or with respect to performance shares that were granted prior to the date of the payment of the proposed Dividend, Class A common stock) that may be settled upon achievement of the pre-established performance conditions in cash or by issuance of the underlying shares. These awards are subject to forfeiture prior to vesting as a result of termination of employment or failure to achieve the performance conditions.
Stock Bonus Awards. A stock bonus award is an award that covers a number of shares of our Class C capital stock (or with respect to stock bonus awards that were granted prior to the date of the payment of the proposed Dividend, Class A common stock) may be granted as additional compensation for services or performance, and therefore, may not be issued in exchange for cash. Vesting conditions may or may not be applied to these awards.
Grants to Non-Employee Directors. Non-employee directors are eligible to receive any type of award under the 2012 Plan from time to time. For more information about these grants to our non-employee directors, see “Executive Officers, Directors, and Corporate Governance—Director Compensation—Non-Employee Director Compensation Arrangements.”
Additional Provisions. Awards granted under our 2012 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution, or as determined by our compensation & governance committee. Unless otherwise restricted by our compensation & governance committee, awards that are nonstatutory stock options may be exercised during the lifetime of the optionee only by the optionee, the optionee’s guardian or legal representative, or a family member of the optionee who has acquired the option by a permitted transfer. Awards that are incentive stock options may be exercised during the lifetime of the optionee only by the optionee or the optionee’s guardian or legal representative. Stock options granted under our 2012 Plan generally may be exercised for a period of three months after the termination of the optionee’s service to us, except in the case of death or permanent disability, in which case the options may be exercised for up to twelve months or six months, respectively, following termination of the optionee’s service to us.
Change of Control or Other Corporate Transactions. If we experience a change in control transaction, outstanding awards, including any vesting provisions, may be assumed or substituted by the successor company. Outstanding awards that are not assumed or substituted will be exercisable for a period of time and will expire upon the closing of a change in control transaction. In the discretion of our compensation & governance committee, the vesting of these awards may be accelerated upon the occurrence of these types of transactions. The vesting of shares underlying outstanding awards to our non-employee directors will accelerate in full prior to the consummation of such transaction. For more information, see “Executive Officers, Directors, and Corporate Governance—Director Compensation.”
Our compensation & governance committee may establish performance goals under which performance-based awards may be made by selecting from one or more of the following performance criteria: profit before tax; billings; revenue; net revenue; earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); operating income; operating margin; operating profit; controllable operating profit, or net operating profit; net profit; gross margin; operating expenses or operating expenses as a percentage of revenue; net income; earnings per share; total stockholder return; market share; return on assets or net assets; our stock price; growth in stockholder value relative to a pre-determined index; return on equity; return on invested capital; cash flow (including free cash flow or operating cash flows); cash conversion cycle; economic value added; individual confidential business objectives; contract awards or backlog; overhead or other expense reduction; credit rating; strategic plan development and implementation; succession plan development and implementation; improvement in workforce diversity; customer indicators; new product invention or innovation; attainment of research and development milestones; improvements in productivity; bookings; attainment of objective operating goals and employee metrics; and any other metric that is capable of measurement as determined by our compensation & governance committee.

Our compensation & governance committee may establish such performance goals and relevant performance criteria on a company-wide basis; with respect to one or more business units or subsidiaries on a GAAP or non-GAAP basis; and in absolute terms or relative to a pre-established target. The committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the above performance factors to preserve the committee’s original intent regarding the performance factors at the time of the initial award grant. The committee also may reduce or waive any criteria with respect to the performance factors, or adjust performance factors to take into account changes in law and accounting or tax rules as the committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code to the extent a deduction under Section 162(m) is desirable.
In the event there is a specified type of change in our capital structure without our receipt of consideration, such as a stock split, appropriate adjustments will be made to the number of shares reserved under our 2012 Plan, the maximum number of shares that can be granted in a calendar year, and the number of shares and exercise price, if applicable, of all outstanding awards under our 2012 Plan.
Our 2012 Plan will terminate in April 2026 (ten years following the date our board of directors approved the amendment and restatement of our 2012 Plan), unless it is terminated earlier by our board of directors. Our board of directors may amend or terminate our 2012 Plan at any time. If our board of directors amends our 2012 Plan, it does not need to ask for stockholder approval of the amendment unless required by applicable law, regulation or NASDAQ listing rules.
Federal Income Tax Consequences
The following is a brief summary of the federal income tax consequences applicable to awards granted under the 2012 Plan based on federal income tax laws in effect on the date of this proxy statement.
This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant. The summary does not discuss the tax laws of any state, municipality, or foreign jurisdiction, or gift, estate, excise, payroll, or other tax laws other than federal income tax law. This summary does not discuss the impact of Section 280G of the Code governing parachute payments or Section 409A of the Code governing nonqualified deferred compensation plans. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because circumstances may vary, we advise all participants to consult their own tax advisors under all circumstances.
A recipient of a stock option or SAR will not recognize taxable income upon the grant of those awards. For nonqualified stock options and SARs, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
The acquisition of shares upon exercise of an stock option qualifying as an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently more than two years from the date of grant and more one year from the date of exercise). If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price or (ii) the difference between the sale price and the exercise price. Any additional gain recognized on the sale generally will be a capital gain. Different and complex rules may apply to incentive stock options that are early exercisable, and we encourage participants holding such any such award to seek the advice of their own tax counsel.
For RSAs, unless vested, or unless the recipient elects under Section 83(b) of the Code to be taxed at the time of grant, the recipient will not have taxable income upon the grant, but will recognize ordinary income upon vesting equal to the fair market value of the shares at the time of vesting less the amount paid for such shares, if any. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.
A holder of RSUs does not recognize taxable income when the RSU is granted. When vested RSUs (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash or the fair market value of shares received less the amount paid for such stock units, if any.
Section 162(m) of the Code generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to the chief executive officer and each of the three other most highly compensated executive officers (other than the chief financial officer) in any taxable year. Generally, remuneration in excess of $1 million may only be deducted if it is

“performance-based compensation” within the meaning of the Code. In this regard, the compensation income realized upon the exercise of stock options and SARs and the vesting of RSAs, settlement of vested RSUs and other Awards granted under a stockholder-approved equity incentive plan generally will be deductible so long as the awards are granted by a committee whose members are non-employee directors and certain other conditions are satisfied (including specific performance conditions for RSUs).
New Plan Benefits
Other than with respect to certain awards to be made to our non-employee directors as described in “Executive Officers, Directors, and Corporate Governance—Director Compensation,” the awards under the 2012 Plan are within the discretion of our compensation & governance committee. Furthermore, those certain awards to be made to our non-employee directors are determined based on the market price as described in “Executive Officers, Directors, and Corporate Governance—Director Compensation.” As a result, the benefits that will be awarded under the 2012 Plan, including to our non-employee directors, are not determinable at this time and, therefore, the table below shows the aggregate number of awards granted under the 2012 Plan during 2015.

Name and Position	Number of Securities Underlying RSUs
Mark Zuckerberg, CEO	—
Sheryl K. Sandberg, COO	198,100
David M. Wehner, CFO	198,100
Christopher K. Cox, CPO	132,070
Mike Schroepfer, CTO	132,070
All current executive officers (7 persons)	838,630
All current non-executive directors (6 persons)(1)	18,890
All current non-executive employees	30,648,983
__________________________________________

(1)
Excludes the outstanding RSUs awarded to Mr. Koum outside of the 2012 Plan in connection with the acquisition of WhatsApp as described in further detail in "Executive Officers, Directors, and Corporate Governance—Director Compensation."

The official closing price per share of our Class A common stock as reported by NASDAQ on April 29, 2016 was $117.58.
History of Grants Under the 2012 Plan
The following table summarizes the grants made to our named executive officers, all current executive officers as a group, all current non-executive directors as a group and all current non-executive employees as a group, from the inception of the 2012 Plan through March 31, 2016:

Name and Position	Number of Securities Underlying Awards
Mark Zuckerberg, CEO	—
Sheryl K. Sandberg, COO	1,136,288
David M. Wehner, CFO	879,300
Christopher K. Cox, CPO	856,903
Mike Schroepfer, CTO	856,903
All current executive officers (7 persons)	4,698,074
All current non-executive directors (6 persons)(1)	102,565
All current non-executive employees	161,784,839
__________________________________________

(1)
Excludes the outstanding RSUs awarded to Mr. Koum outside of the 2012 Plan in connection with the acquisition of WhatsApp as described in further detail in "Executive Officers, Directors, and Corporate Governance—Director Compensation." There are no nominees for election as a director who are not covered by the above. No awards have been granted under the 2012 Plan to any associate of any of our executive officers or directors, and no person received 5% or more of the total awards granted under the 2012 Plan since its inception.

Certain Interests of Directors

In considering the recommendation of our board of directors with respect to the approval of the material terms of the 2012 Plan, as amended and restated, stockholders should be aware that the members of our board of directors have certain interests, which may present them with conflicts of interest in connection with this proposal. As discussed above, directors are eligible to receive awards under the 2012 Plan. For more information about equity grants to our directors, see “Executive Officers, Directors, and Corporate Governance—Director Compensation.” Our board of directors recognizes that approval of this proposal may benefit our directors and their successors.
The board of directors recommends a vote FOR the amendment and restatement of the 2012 Plan.

STOCKHOLDER PROPOSALS
Proposals Nine through Thirteen (the Stockholder Proposals) are proposals we received from our stockholders. If the proponents of these proposals, or representatives who are qualified under state law, are present at our Annual Meeting and submit the proposals for a vote, then the proposals will be voted upon. The Stockholder Proposals, including any supporting statements, are included exactly as submitted to us by the proponents of these proposals. The board of directors’ recommendation on each proposal is presented immediately following our opposing statement to the proposal. We will promptly provide you with the name, address, and, to our knowledge, the number of voting securities held by the proponents of the Stockholder Proposals, upon receiving a written or oral request directed to: Facebook, Inc., 1601 Willow Road, Menlo Park, California 94025, Attention: Secretary.

PROPOSAL NINE:
STOCKHOLDER PROPOSAL REGARDING CHANGE IN STOCKHOLDER VOTING
Proposal 9 - Give Each Share An Equal Vote
RESOLVED: Shareholders request that our Board take all practicable steps in its control toward initiating and adopting a recapitalization plan for all outstanding stock to have one vote per share. This would include efforts at the earliest practicable time toward encouragement and negotiation with Class B shareholders to request that they relinquish, for the common good of all shareholders, any preexisting rights. This is not intended to unnecessarily limit our Board’s judgment in crafting the requested change in accordance with applicable laws and existing contracts.
SUPPORTING STATEMENT:
By allowing certain stock to have more voting power than others, our company takes our public shareholder money but does not let us have an equal voice in our company’s management. Without a voice, shareholders cannot hold management accountable.

The holders of our company’s Class B common stock hold approximately 67% % of the voting power, with Facebook founder Mark Zuckerberg personally controlling almost 54%. As recently reported, Mr. Zuckerberg will be transferring the majority of his Facebook stock over time to his own company the “Chan Zuckerberg Initiative LLC, an actual corporation under his control that can even turn a profit.” Yet CNN Money reports that he will “keep his majority stake in Facebook, and thus voting control, for the foreseeable future.”

In face of the high percentage of insider votes, the 2015 version of this proposal at our company won over 1 billion “FOR” votes, illustrating investor support of this issue.

GMI said that since the beginning Facebook’s poor governance had been an unmistakable warning sign for investors. Facebook’s board consists of THREE inside directors, THREE large investors, and two more directors who either have substantial related party transactions with Facebook or were nominated to our board by Mr. Zuckerberg himself. After criticism for a lack of board diversity, Facebook’s response was to nominate the company’s COO to serve as director. This added another insider to the board, rather than a meaningfully independent voice of diversity.

GMI said it’s hard to point to a single director who has the long-term interests of our company’s independent shareholders as their first priority. Furthermore, GMI’s report implies that the corporate governance practices of Facebook board do not appear to be well aligned with sustainable shareholder interests - it rated our company a “D.”

News Corp. is another company like Facebook. “If you are buying shares in [News Corp.], it’s buyer beware,” says Sydney Finkelstein, a professor at Dartmouth’s Tuck School of Business. “There is no management or leadership reason to have two classes of stock except to retain control.” The Council of Institutional Investors asked NASDAQ and NYSE to stop listing new companies with dual share classes.

Please vote to protect shareholder value, vote FOR Proposal 9

FACEBOOK OPPOSING STATEMENT
We are focused on our mission of giving people the power to share and make the world more open and connected. If we focus on this mission and build useful and engaging products and services, we believe we will create the most value for our stockholders over the long term. Our board of directors believes that our capital structure contributes to our stability and insulates our board of directors and management from short-term pressures, which allows them to focus on our mission and long-term success.
We believe that our success is due in large part to the leadership of our founder and CEO, Mark Zuckerberg, whose vision has guided us from our inception. Mr. Zuckerberg is invested in our long-term success, and under his guidance we have established a track record of creating value for our stockholders. Our board of directors believes that Mr. Zuckerberg has been, and will continue to be, a crucial part of our long-term success.
Each of the non-employee members of our board of directors is independent under applicable SEC and NASDAQ rules, and each of the committees of our board of directors is comprised entirely of independent directors. In addition, Dr. Susan D. Desmond-Hellmann serves as our Lead Independent Director. We believe the independent members of our board of directors provide valuable guidance to management, including Mr. Zuckerberg, and are critical to our long-term success.
Our current capital structure was implemented in 2009, well before our initial public offering and all of our investors who purchased shares of our Class A common stock in our initial public offering and after were aware of our capital structure, which is disclosed in detail in our public filings with the SEC.
In addition, our stockholders rejected a substantially similar proposal at each of our last two annual meetings of our stockholders.
We believe that our capital structure is in the best interests of our stockholders and that our current corporate governance structure is sound and effective. Therefore, our board of directors recommends that our stockholders vote against this proposal.
The board of directors recommends a vote AGAINST the stockholder proposal.

PROPOSAL TEN:
STOCKHOLDER PROPOSAL REGARDING AN ANNUAL SUSTAINABILITY REPORT
Whereas:
Managing and reporting environmental, social and governance (ESG) business practices helps companies compete in a global business environment characterized by finite natural resources, changing legislation, and heightened public expectations. Reporting allows companies to publicize and gain strategic value from existing sustainability efforts and identify emerging risks and opportunities.
ESG issues can pose significant risks to business, and without proper disclosure, stakeholders and analysts cannot ascertain whether the company is managing its ESG exposure.
More than 1,200 institutional investors managing over $33 trillion have joined The Principles for Responsible Investment, and publicly commit to seek comprehensive corporate ESG disclosure and incorporate it into investment decisions.
The link between strong sustainability management and value creation is increasingly evident. A 2012 Deutsche Bank review of 100 academic studies, 56 research papers, two literature reviews, and four meta-studies on sustainable investing found 89% of studies demonstrated that companies with high ESG ratings show market-based outperformance, and 85% of the studies indicated that these companies experience accounting-based outperformance.
The majority of large corporations also recognize the value of sustainability reporting. As of December 2012, 53% of the S&P 500 and 57% of the Fortune 500 published a corporate sustainability report; 63% of S&P 500 reporters utilized the Global Reporting Initiative (GRI) Guidelines. According to a 2011 KPMG report, 80% of Fortune Global 250 companies produce GRI-based sustainability reports.
Bloomberg reports that the number of customers accessing ESG information on its terminals provided to investors has increased on average 47.7% annually between 2009 and 2012.
Although Facebook provides some information related to ESG on its website, its current reporting falls short of a comprehensive sustainability report that is useful to investors.
Resolved:
Shareholders request Facebook issue an annual sustainability report describing the company’s short- and long-term responses to ESG-related issues. The report should be prepared at a reasonable cost, omit proprietary information, and be made available to shareholders by December 2016.
Supporting Statement:
The report should address relevant policies, practices, metrics and goals on topics such as: greenhouse gas emissions, water management, waste minimization, energy efficiency, and other relevant environmental and social impacts. The report should include objective quantitative indicators and goals relating to each issue, where feasible.
We recommend Facebook consider using the Global Reporting Initiative’s (GRI) Sustainability Reporting Guidelines to prepare the report. The GRI is an international organization developed with representatives from business, environmental, human rights and labor communities. The Guidelines cover environmental impacts, labor practices, human rights, product responsibility, and community impacts. The Guidelines provide a flexible reporting system that allows the omission of content irrelevant to company operations.
The Governance & Accountability Institute found that companies who use the GRI framework experience positive associations with inclusion in sustainability-focused stock indices, higher CDP and Bloomberg ESG Disclosure scores, and more favorable third-party disclosure transparency ratings.

FACEBOOK OPPOSING STATEMENT
We regularly consider environmental issues, and continue to develop and improve our sustainable environmental practices. We frequently engage with the public and our stockholders with respect to our sustainability efforts through our "Green on Facebook" page (https://www.facebook.com/green) and provide additional information about our ongoing sustainability efforts on this website: https://sustainability.fb.com. We believe that these pages provide our stockholders with important information and resources with respect to our sustainability efforts in a more regular and timely manner than an annual report that is contemplated by this proposal, including information about our carbon emissions, energy mix, water use, and energy use on an annual basis. We have also been leaders in transparency in the data center industry; beyond open-sourcing our hardware and data center designs, we provide public dashboards that allow anyone to see the key efficiency metrics (for both water and energy) for our data centers. These are also accessible through our “Green on Facebook” page.
More generally, we have devoted substantial resources to sustainability and environmental responsibility, including in our facilities, our business practices and our partnerships. For example, we have implemented a number of practices at our data centers to substantially reduce the use of energy and to increase the use of renewable energy. Since we opened our Oregon data center in 2011, efficiencies in the designs of our owned data centers have saved enough energy to power more than 78,000 homes for a year, which has the equivalent carbon impact of taking more than 95,000 cars off the road for a year. We have set a public goal to power our operations with 100% clean energy at some point, and set a specific goal to have at least 50% of our energy by the end of 2018 come from clean and renewable sources. We have made significant progress toward that goal, and we are proud to report that we successfully met our prior goal of sourcing 25% of our energy from clean and renewable sources at the end of 2015. Our data center in Iowa is 100% powered by wind power and our data center in Sweden is powered entirely by hydropower. When they come online, our newest data centers in Texas and Ireland will be 100% wind powered as well. In addition, all nine of the office buildings at our Menlo Park, California, headquarters are LEED Gold certified for commercial interiors, and all of our data center buildings at our four data center campuses in Oregon, North Carolina, Iowa, and Sweden are LEED Gold certified.
In addition to making dramatic gains in energy efficiency in our own operations, we have also devoted substantial resources to enabling others to benefit from our technology advances. In 2011, we open sourced our hardware and data center designs, establishing the Open Compute Project as a venue for collaboration. The latest Open Compute Summit in 2016 attracted over 2,000 people from several hundred companies. Vendors are now producing Open Compute certified equipment for sale, a number of companies have contributed their designs and intellectual property to the Open Compute Project, and companies are beginning to adopt Open Compute hardware for their operations. In addition, we helped to found a coalition called the Corporate Renewables Partnership, which works to identify barriers to companies buying clean energy and to systemically remove such barriers. We openly share our "playbook" in using clean and renewable energy to power our data centers with members of this coalition, along with other organizations, to help make our developments replicable by other companies.
In addition, our stockholders rejected a substantially similar proposal at our two previous annual meetings of our stockholders.
Given our ongoing environmental and sustainability practices, along with our practice of keeping stockholders and the public informed of such practices through the use of our corporate pages, our board of directors believes that preparation of the report contemplated by this proposal is unnecessary and not beneficial to our stockholders. Therefore, our board of directors recommends that our stockholders vote against this proposal.
The board of directors recommends a vote AGAINST the stockholder proposal.

PROPOSAL ELEVEN:
STOCKHOLDER PROPOSAL REGARDING A LOBBYING REPORT
Whereas:
We believe in full disclosure of our company’s direct and indirect lobbying activities and expenditures to assess whether Facebook’s lobbying is consistent with Facebook’s expressed goals and in the best interest of stockholder.
Resolved, the stockholders of Facebook, Inc. (“Facebook”) request the preparation of a report, updated annually, disclosing:

1.	Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.	Payments by Facebook used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.	Facebook’s membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.	Description of management’s decision making process and the Board’s oversight for making payments described in sections 2 and 3 above.

For the purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Facebook is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on the company’s website.

Supporting Statement:

As stockholders, we encourage transparency and accountability in the use of corporate funds to influence legislation and regulation, both directly and indirectly. Facebook spent $15.77 million in 2013 and 2014 on direct federal lobbying activities (opensecrets.org). This figure does not include expenditures to influence legislation in states, where Facebook also lobbies but disclosure requirements are uneven or absent. For example, Facebook spent $334,000 lobbying in California for 2013 and 2014 (http://cal-access.ss.ca.gov/). Facebook’s lobbying on the Cybersecurity Information Sharing Act has drawn media attention (“Facebook Accused of ‘Secretly Lobbying’ for Cyber Bill.” The Hill, Oct. 26, 2015).

We commend Facebook for ending its membership in the American Legislative Exchange Council in 2015 (“Facebook to Cut Ties with Conservative Policy Group,” San Francisco Chronicle, Sept. 24, 2014). However, serious disclosure gaps remain. Facebook belongs to many trade associates, including the Chamber of Commerce, which spent over $124 million lobbying in 2014 and has spent over $1 billion on lobbying since 1998. Yet Facebook’s level of funding for the Chamber is secret. Facebook does not disclose its payments to trade associates or the amounts used for lobbying.

Transparent reporting would reveal whether company assets are being used for objectives contrary to Facebook’s long-term interests. For example, Facebook signed the American Business Act on Climate Pledge, yet the Chamber is aggressively attacking the EPA on its Clean Power Plan to address climate change (“Move to Fight Obama’s Climate Plan Started Early,” New York Times, Aug. 3, 2015).

We urge support for this proposal.

FACEBOOK OPPOSING STATEMENT
We publicly disclose our approach to political engagement, the organizations and groups we work with, our quarterly lobbying reports, and more in our political engagement report, which is updated regularly (http://newsroom.fb.com/news/h/facebook-political-engagement/).

We believe it is our responsibility to engage in political, legislative, and regulatory processes to advance laws and policies that are in the best interests of our company, our stockholders, the people who use our services, and our partners. It is important for Facebook to develop relationships with elected officials and candidates for public office who share our vision of an open Internet and a culture of innovation. As one of the world’s largest technology companies, our continued success and long-term profitability is dependent on the legal, regulatory, and public policy decisions that affect our business. We recognize the importance of our involvement in petitioning government with respect to topics that are relevant to our business and believe that such involvement is proper and necessary.

We have practices in place to ensure the appropriate disclosure and oversight of our lobbying and political activities. Our corporate political activities are conducted with the oversight of our Vice President of U.S. Public Policy, who works with senior management and our public policy and legal teams to ensure that our activities are consistent with our public policy objectives and to ensure compliance with applicable disclosure laws, including the timely filing of required reports. In addition, our lobbying and political activities are subject to applicable laws, including those that require us to disclose our lobbying and political activities. We are committed to compliance with these laws. For example, information about the contributions of the Facebook, Inc. PAC are available through the Federal Election Commission through http://docquery.fec.gov/cgi-bin/fecimg/?C00502906, and disclosures filed under the Lobbying Disclosure Act are available through http://disclosures.house.gov/ld/ldsearch.aspx.

We also work with a number of industry and trade groups that represent diverse views and communities. We seek to participate in conversations about the issues that directly affect our company and the experience of the people who use our services. We choose these organizations because they are engaged in meaningful dialogue about either the Internet or the local communities in which we operate. While in many instances our work is ongoing, often our participation in these groups is limited to a single issue or set of issues, specific to a particular legislative body, and takes place over a short period of time. We do not always agree with every policy or position that individual organizations or their leadership take. Therefore, our membership should not be viewed as an endorsement of any particular organization or policy. We believe it is in the best interests of the company to work with such groups because of the general business, technical, and industry standard-setting expertise provided by these organizations. These groups also provide a forum to discuss important issues faced by technology companies and are often helpful for the purpose of building a consensus amongst organizations with similar interests and advocating in favor of those interests.

As stated above, we already produce a public political engagement report. This proposal seeks to impose additional requirements on us that are not required by law and are not standard amongst other companies, including our competitors. If we were to comply with the requirements of this proposal, it could put our company at a relative disadvantage to our competitors and result in an unnecessary use of company resources.

In addition, our stockholders rejected a substantially similar proposal at our annual meeting of stockholders in 2014.
It is our belief that our current lobbying and political activities are a necessary and important part of our efforts to achieve long-term success, and that additional reporting with respect to those activities is not necessary and would not be beneficial to our stockholders. Therefore, our board of directors recommends that our stockholders vote against this proposal.
The board of directors recommends a vote AGAINST the stockholder proposal.

PROPOSAL TWELVE:
STOCKHOLDER PROPOSAL REGARDING AN INTERNATIONAL PUBLIC POLICY COMMITTEE
Resolved:
Stockholders recommend that Facebook Inc. (our Company) establish an International Public Policy Committee of the Board of Directors to oversee our Company’s policies and practice that relate to international public issues including human rights, corporate social responsibility, charitable giving, political activities and expenditures, and foreign governmental regulations that may affect our Company’s operations, performance, and reputations worldwide.
Supporting Statement:
Our Board of Directors has only two committees: Audit Committee, Compensation & Governance Committee (Notice of Annual Meeting of Stockholders 2015, p.14). There is not a committee to deal with international public issues affecting our business. According to our Company’s Annual Report 2014, our Company had 890 million daily active users worldwide with only 157 million daily active users in the U.S. and Canada on December 31, 2014 (p.33). This data does not include China.
A Washington Post article “China’s new terrorism law provokes anger in U.S., concern at home” (https://www.washingtonpost.com/world/asia_pacific/china-invokes-terrorism-as-it-readies-additional-harshmeasures/2015/03/04/1e078288-139c-497e-aa8a-e6d810a5a8a2_story.html) reported: “A new draft counterterrorism law here is provoking unusually strong condemnation, from multinational companies trying to do business in China to domestic dissidents trying to stay out of jail and from global human rights groups to foreign health workers.” It is “invoking the dangers of violent extremism to justify and expand an already harsh crackdown on civil rights and to punish foreign information technology companies that refuse to play by its rules.” “President Obama focused his ire on provisions in the law that would affect U.S. technology companies doing business here and force them to hand over the keys to their operating systems to Chinese surveillance.” “In an interview with Reuters this week, Obama said he had raised his concerns with China’s President Xi Jinping.”
Concerning our Company’s business in China, a New York Times article “Warm West Coast Reception for China’s Web Czar (Chillier in Washington)” (http://bits.blogs.nytimes.com/2014/12/08/a-trip-to-california-for-chinas-internet-czar/) reported: “At least one thing caught the eye of China’s Internet czar during his trip to the United States last week: a book written by and about the president of China on the desk of Mark Zuckerberg. Mr. Zuckerberg, the chief executive of Facebook, pointed to the book, Xi Jinping: The Governance of China last week while giving a tour of the company’s office to Lu Wei, the de facto head of Internet policy in China.”
Our Company Founder & CEO was proud on September 23, 2015 (https://www.facebook.com/zuck/posts/10102387539239021?fref=nf): “Today I met President Xi Jinping of China”, “this was the first time I’ve ever spoken with a world leader entirely in a foreign language. I consider that a meaningful personal milestone.” However, appeasing a foreign leader with a foreign language is very easy; speaking out a public policy to the Chinese government with principles is very difficult. See my human rights proposal to Google’s shareholders meeting and Google’s Board of Directors statement in 2010: http://cpri.tripod.com/cpr2010/google_proxy.pdf.
It is clear that our Company lacks, thus needs, a committee to deal with complicated international public policy issues.

FACEBOOK OPPOSING STATEMENT

Our commitment to international public policy issues is fundamental to our business. As one of the world's largest technology companies, we continually are evaluating and responding to international public policy issues, including issues with respect to human rights, corporate social responsibility, charitable giving, political activities and expenditures, and foreign governmental regulations that may affect our operations, performance, and reputation worldwide.

To that end, we have devoted substantial resources to various public policy issues, and such issues are continuously evaluated and discussed at all levels of our company, including as a standing agenda item at each regularly scheduled meeting of our board of directors. The global Facebook public policy team, working in dozens of offices around the world, is responsible for monitoring, analyzing and engaging on relevant policy issues throughout the world. We also constantly monitor foreign laws and regulations that have the potential to affect our business and our management team has spent significant time and attention ensuring that our business practices are consistent with such laws and regulations, as well as our mission. As an example of our initiatives, in 2013, we joined the Global Network Initiative, which has the goal of protecting online freedom of expression and privacy in the face of government pressure to comply with domestic laws which may run up against international human rights norms. In 2015, we also created a specific team dedicated to and committed to social good. In addition, we have a dedicated page through which we help nonprofits raise funds and awareness (https://donations.fb.com/).

While we share the proponent's concerns for issues relating to international public policy, we do not believe it necessary to establish an International Public Policy Committee because our board of directors, as well as our management team, already invest significant time and resources to ensure that our activities and policies internationally promote, and are consistent with, our mission of making the world more open and connected. Therefore, our board of directors recommends that our stockholders vote against this proposal.

The board of directors recommends a vote AGAINST the stockholder proposal.

PROPOSAL THIRTEEN:
STOCKHOLDER PROPOSAL REGARDING A GENDER PAY EQUITY REPORT
Whereas:
The median income for women working full time in the United States is reported to be 78 percent of that of their male counterparts. At the current rate, women will not reach pay parity until 2058.
Technology-industry recruiting firm Dice reports men earned nearly 10,000 dollars more than women on average in 2014. Glassdoor’s 2014 Tech Company Base Salary Comparison By Gender reports women Software Engineers at Facebook earn 5,949 dollars less than their male counterparts.
Meanwhile, the industry struggles to attract and retain women workers.
Women make up just 26 percent of the US tech workforce, few women hold senior management and board positions, and there are high rates of attrition among women. The Harvard Business Review reports 41 percent of highly qualified scientists, engineers, and technologist in entry level positions are female, yet 56 percent of midcareer women leave the field at mid level positions.
At Facebook, approximately 31 percent of employees are women, and women account for only 23 percent of leadership.
A large body of evidence suggests diversity leads to better performance. Mckinsey & Company states “the business case for the advancement and promotion of women is compelling,” finding companies with highly diverse executive teams boasted higher returns on equity (+10.7 percent), earnings performance (+91.4 percent), and stock price growth (+36 percent). McKinsey advocates best practices to address this underleveraged opportunity including “tracking and eliminating gender pay gaps.”
The National Center for Women and Information Technology reports benefits of gender diversity include better financial performance, superior team dynamics and productivity, and employee performance.
Regulatory risk exists as the Paycheck Fairness Act of 2014 pends before Congress to improve company-level transparency and strengthen penalties for equal-pay violations.
President Obama signed an executive action requiring companies who do business with the federal government to report pay data by gender and race. The California Senate recently passed the Fair Pay Act, one of the strongest measures yet to close the gender pay gap.
The Wall Street Journal reports, “Academic research attributes salary inequalities to several factors-from outright bias to women failing to ask for raises.” Harvard University economist Claudia Goldin concluded the pay gap stems from women making less in the same jobs as their male colleagues.
Tech peers Salesforce and GoDaddy have publically committed to close the gender pay gap. Salesforce spent 3 million dollars in 2015 to eliminate the gap.
Resolved: Shareholders request Facebook prepare a report by October 2016, omitting proprietary information and prepared at reasonable cost, on the Company’s policies and goals to reduce the gender pay gap.
The gender pay gap is defined as the difference between male and female earnings expressed as a percentage of male earnings according to the Organization for Economic Cooperation and Development.
Supporting Statement: A report adequate for investors to assess Facebook’s strategy and performance would include the percentage pay gap between male and female employees, policies to address that gap, and quantitative reduction targets.

FACEBOOK OPPOSING STATEMENT
At Facebook, we build products to connect the world which means we need a team that understands and reflects many different communities, backgrounds and cultures. To this end, we are committed to building a more diverse workforce, and we believe diversity, including gender diversity, is central to our mission. Beginning in 2014, we committed to publish our global gender diversity and U.S. ethnic diversity workforce data annually, which, for 2015, can be found at http://newsroom.fb.com/news/2015/06/driving-diversity-at-facebook/. We have taken additional steps to diversify our workforce including growing the capacity of our recruiting team and creating and expanding internship programs for women and minorities. For example, Facebook University (FBU), an internship program for college freshman, primarily women and people of color who demonstrate interest in STEM/CS. In 2015 we expanded FBU to include FBU for Business, and this year we have added FBU for Analytics. Additionally, in 2015 we rolled out comprehensive “managing bias training” which we now share publicly (http://managingbias.fb.com/). We also frequently engage with the public and our stockholders with respect to our diversity efforts through our official Diversity Page for Facebook (https://www.facebook.com/facebookdiversity).
In addition to investing in building a more diverse Facebook, we are also working towards a more diverse tech workforce overall. In partnership with LeanIn.org, LinkedIn, and the Anita Borg Institute, we launched Computer Science & Engineering Lean In Circles to bring together small groups of women (and some men) to support one another as they pursue careers in computer science and engineering. There are now over 250 CS&E Circles around the world. We also partner with many pipeline programs focused on diversity in the tech industry, including Girls Who Code and Code 2040.
We remain deeply committed to building a workplace that reflects a broad range of diverse characteristics, including experience, gender, culture and many other characteristics. For many years, Facebook has been reviewing compensation for fairness and to ensure pay equity. As we have previously shared, we complete thorough statistical analyses to compare the compensation of men and women performing similar work, and at Facebook, men and women earn the same (https://www.facebook.com/lori/posts/10101152978813014?pnref=story.unseen-section). Given our ongoing compensation practices and diversity efforts, and that we have previously shared that we have pay parity, our board of directors believes that the preparation of the report contemplated by this proposal is unnecessary and not beneficial to our stockholders. Therefore, our board of directors recommends that our stockholders vote against this proposal.
The board of directors recommends a vote AGAINST the stockholder proposal.

OTHER BUSINESS
The board of directors does not presently intend to bring any other business before the 2016 Annual Meeting of Stockholders (Annual Meeting), and, so far as is known to it, no matters are to be brought before the Annual Meeting except as specified in the notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
Whether or not you expect to attend the Annual Meeting, please complete, date, sign, and promptly return the accompanying proxy in the enclosed postage paid envelope, or vote via the Internet or by telephone, so that your shares may be represented at the meeting.

Appendix A-1
FACEBOOK, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

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Facebook, Inc.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Facebook, Inc., a Delaware corporation, hereby certifies as follows.
1. The name of the corporation is Facebook, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was July 29, 2004, under the name TheFacebook, Inc.
2. The Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as heretofore amended and/or restated, has been duly adopted by the corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: _____, ____	FACEBOOK, INC.

By:
Name:
Title:

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FACEBOOK, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of the corporation is Facebook, Inc.
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of the registered agent of the corporation at that address is Corporation Service Company.
ARTICLE III: PURPOSE
The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1. Total Authorized.
The total number of shares of all classes of capital stock that the corporation has authority to issue is 39,241,000,000 shares, consisting of: 20,000,000,000 shares of Class A Common Stock, $0.000006 par value per share (“Class A Common Stock”), 4,141,000,000 shares of Class B Common Stock, $0.000006 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), 15,000,000,000 shares of Class C Capital Stock, $0.000006 par value per share (“Class C Capital Stock” and together with the Common Stock, the “Capital Stock”) and 100,000,000 shares of Preferred Stock, $0.000006 par value per share. The number of authorized shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding or (ii) with the respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 3.9 below) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
2. Designation of Additional Shares
2.1 The Board of Directors is authorized, subject to any limitations prescribed by the laws of the State of Delaware, by resolution or resolutions, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase (but not above the total number of authorized shares of such class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock or any series thereof, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock.
2.2 Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this ARTICLE IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock, or any future class or series of Preferred Stock or Common Stock.
3. Rights of Class A Common Stock, Class B Common Stock and Class C Capital Stock.
3.1 Equal Status. Except as otherwise provided in this Amended and Restated Certificate of Incorporation (“Restated Certificate of Incorporation”) or required by applicable law, shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the corporation), share ratably and be identical in all respects and as to all matters.

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3.2 Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as provided by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the consent (if action by written consent of the stockholders is permitted at such time under this Restated Certificate of Incorporation) of the stockholders of the corporation, (b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law. Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder. Except with respect to the separate voting rights provided under the express circumstances described in this Section 3 or as provided by law, the holders of shares of Class C Capital Stock shall (1) have no voting rights or power, (2) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (3) not be entitled to vote on any matter that is submitted to a vote or for the consent (if action by written consent of the stockholders is permitted at such time under this Restated Certificate of Incorporation) of the stockholders of the corporation. For the avoidance of doubt, the holders of shares of Class C Capital Stock shall have no power to increase or decrease the number of shares of Class C Capital Stock authorized.
3.3 Dividend and Distribution Rights. Shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be) and, subsequent to the Initial Class C Dividend, holders of Class C Capital Stock shall receive shares of Class C Capital Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock, Class B Common Stock or Class C Capital Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock, each voting separately as a class. The “Initial Class C Dividend” shall mean the dividend consisting of two shares of Class C Capital Stock for each outstanding share of Class A Common Stock and Class B Common Stock declared on the date this Restated Certificate of Incorporation is filed with the Delaware Secretary of State.
3.4 Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock may not be subdivided, combined or reclassified unless the shares of each of the other classes are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock, Class B Common Stock and Class C Capital Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock, each voting separately as a class.
3.5 Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.6 Transactions.
(a) Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock upon the consolidation or merger of the corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, such as a sale of substantially all of the Corporation’s assets, such distribution or payment shall be made

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ratably on a per share basis among the holders of the Class A Common Stock, Class B Common Stock and Class C Capital Stock as a single class; provided, however, that shares of one or two of such classes may receive or have the right to elect to receive different or disproportionate consideration in connection with such consolidation, merger or other transaction if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Capital Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Capital Stock have no voting rights or power.
(b) Third-Party Tender or Exchange Offers. The corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock, nor may the corporation recommend that holders tender shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock into any third party tender or exchange offer, unless the holders of (i) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock and Class C Capital Stock would receive, or have the right to elect to receive, as applicable, (ii) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock and Class C Capital Stock would receive, or have the right to elect to receive, as applicable, and (iii) the Class C Capital Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock and Class B Common Stock would receive, or have the right to elect to receive, as applicable; provided, however, that shares of one such class may receive or have the right to elect to receive different or disproportionate consideration in connection with such tender or exchange offer if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Capital Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Capital Stock have no voting rights or power.
3.7 Change of Control Class B Vote. Until the first date on which the outstanding shares of Class B Common Stock represent less than thirty-five percent (35%) of the total voting power of the then outstanding shares of the corporation then entitled to vote generally in the election of directors, the corporation shall not consummate a Change in Control Transaction (as defined in Section 4 of this ARTICLE IV) without first obtaining the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law, this Restated Certificate of Incorporation or the Bylaws.
3.8 Conversion.
(a) Voluntary Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the corporation. Before any holder of Class B Common Stock shall be entitled to voluntarily convert any shares of such Class B Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Common Stock to be converted following or contemporaneously with the written notice of such holder’s election to convert required by this Section 3.8(a), and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. Each share of Class B Common Stock that is converted pursuant to this Section 3.8(a) shall be retired by the corporation and shall not be available for reissuance.
(b) Automatic Conversion of Class B Common Stock. (i) Each share of Class B Common Stock shall be automatically, without further action by the holder thereof, converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined in Section 4 of this ARTICLE IV), other than a Permitted Transfer (as defined in Section 4 of this ARTICLE IV), of such share of Class B Common Stock, (ii) all shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock at such date and time, or the occurrence of an event, specified by the affirmative vote (or written consent if

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action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the then outstanding shares Class B Common Stock, voting as a separate class, (iii) all shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock on the date that is the third anniversary of the death of the Founder or a Disability Event (as defined in Section 4 of this ARTICLE IV), if such Disability Event is continuing as of such anniversary date and (iv) all shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock on the date that is the earlier of (A) one year following the date of termination of the Founder as an Approved Executive Officer (as defined below) for Cause (as defined below) or the Voluntary Resignation (as defined in Section 4 of this ARTICLE IV) of the Founder as an Approved Executive Officer (except to take another position with the Company as an Approved Executive Officer), or (B) such earlier date following such termination or Voluntary Resignation as is determined by a majority of the Independent Directors (the occurrence of an event described in clause (i)-(iv) of this Section 3.8(b), an “Automatic Conversion Event”).
(c) Automatic Conversion of Class C Capital Stock. Upon the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, all shares of Class C Capital Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock on the date fixed therefor by the Board of Directors that is no less than sixty-one (61) days and no more than one hundred and eighty (180) days following such conversion or other exchange. In addition, immediately prior to the earlier of (i) any distribution of assets of the corporation to the holders of the Common Stock in connection with a voluntary or involuntary liquidation, dissolution or winding up of the corporation pursuant to Section 3.5 of this ARTICLE IV or (ii) any record date established to determine the holders of capital stock of the corporation entitled to receive such distribution of assets, each outstanding share of the Class C Capital Stock shall automatically, without any further action, convert into and become one (1) fully paid and nonassessable share of Class A Common Stock (such conversion, and any conversion of shares of Class C capital stock pursuant to the first sentence of this Section 3.8(c), a “Class C Conversion Event”, and the occurrence of any Automatic Conversion Event or Class C Conversion Event, a “Conversion Event”). The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class C Capital Stock pursuant to this Section 3.8(c), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class C Capital Stock into shares of Class A Common Stock.
(d) Certificates. Each outstanding stock certificate (if shares are in certificated form) that, immediately prior to a Conversion Event, represented one or more shares of Class B Common Stock or Class C Capital Stock subject to such Conversion Event shall, upon such Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The corporation shall, upon the request of any holder whose shares of Class B Common Stock or Class C Capital Stock have been converted into shares of Class A Common Stock as a result of a Conversion Event and upon surrender by such holder to the corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock or Class C Capital Stock (if any), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock or Class C Capital Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Each share of Class B Common Stock or Class C Capital Stock that is converted pursuant to Section 3.8(b), 3.8(c) or 3.8(d) of ARTICLE IV shall thereupon be retired by the corporation and shall not be available for reissuance.
(e) Policies and Procedures. The corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Restated Certificate of Incorporation, relating to the conversion of the Class B Common Stock or Class C Capital Stock, as applicable, into Class A Common Stock, as it may deem necessary or advisable in connection therewith. If the corporation has reason to believe that a Transfer giving rise to a conversion of shares of Class B Common Stock into Class A Common Stock has occurred but has not theretofore been reflected on the books of the corporation, the corporation may request that the holder of such shares furnish affidavits or other evidence to the corporation as the corporation deems necessary to determine whether a conversion of shares of Class B Common Stock to Class A Common Stock has occurred, and if such holder does not within ten (10) days after the date of such request furnish sufficient evidence to the corporation (in the manner provided in the request) to enable the corporation to determine that no such conversion has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock and the same shall thereupon be registered on the books and records of the corporation. In connection with any action of stockholders taken at a meeting or by written consent (if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation), the stock ledger of the corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders or in connection with any such written consent and the class or classes or series of shares held by each such stockholder and the number of shares of each class or classes or series held by such stockholder.
3.9 Reservation of Stock. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock and Class

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C Capital Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Capital Stock into shares of Class A Common Stock.

3.10 Protective Provision. The corporation shall not, whether by merger, consolidation or otherwise, amend, alter, repeal or waive Sections 3 or 4 of this Article IV (or adopt any provision inconsistent therewith), without first obtaining the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the then outstanding shares of Class A Common Stock, Class B Common Stock and Class C Capital Stock, each voting as a separate class, in addition to any other vote required by applicable law, this Restated Certificate of Incorporation or the Bylaws; provided, however; the date provided for in clause (iii) of Section 3.8(b) for an Automatic Conversion Event can be changed to an earlier date with the consent of a majority of the Independent Directors and the Founder.
4. Definitions. For purposes of this Restated Certificate of Incorporation:
4.1 “Approved Executive Officer” means (i) the Chief Executive Officer of the corporation, (ii) the Executive Chairman of the Board of Directors, (iii) any other position that would constitute an “executive officer” of the corporation under Rule 3b-7 of the Securities Exchange Act of 1934, as amended, or (iv) with the approval of the Founder and a majority of the Independent Directors, any other position or role with the corporation designated as an “Approved Executive Officer”.
4.2 “Cause” shall mean the occurrence of any of the following: (i) the Founder’s willful and continued failure substantially to perform his duties and responsibilities to the corporation (other than a failure resulting from incapacity due to physical or mental illness) that is materially and demonstrably injurious to the corporation; (ii) the Founder’s deliberate violation of a policy of the corporation applicable to the Founder that is materially and demonstrably injurious to the corporation; (iii) the Founder’s commission of any act of fraud, embezzlement, willful dishonesty or any other willful misconduct with respect to the Founder’s duties as an Approved Executive Officer that has caused a material and demonstrable injury to the corporation; (iv) the Founder’s deliberate unauthorized use or disclosure of any proprietary information or trade secrets of the corporation or any other party to whom the Founder owes an obligation of nondisclosure as a result of his duties as an Approved Executive Officer that is materially and demonstrably injurious to the corporation; or (v) the Founder’s willful breach of any written agreement or covenant with the corporation that is materially and demonstrably injurious to the corporation; provided, that (A) in each case, for purposes of determining whether conduct constitutes willful or deliberate conduct, no act or failure to act on the Founder’s part shall be considered “willful” or “deliberate” unless it is done by the Founder in bad faith and without reasonable belief that the Founder’s action or inaction was in the best interests of the corporation; (B) any act, or failure to act, based on authority given pursuant to a resolution duly adopted by the corporation’s Board of Directors or based on the written advice of counsel for the corporation will be conclusively presumed to be done, or omitted to be done, by the Founder in good faith and in the best interests of the corporation; and (C) the Founder’s leave or resignation in accordance with Sections 4.18(a) or 4.18(b) hereof shall not be deemed an occurrence giving rise to Cause. Notwithstanding the foregoing, the Founder shall not be deemed terminated for Cause as an Approved Executive Officer for purposes of Section 3.8(b) of this ARTICLE IV unless and until (x) a written notice of intent to terminate the Founder for “Cause,” specifying the particulars of the conduct of the Founder forming the basis for such, is given to the Founder based on the approval of at least 75% of the Independent Directors within sixty (60) days of the initial awareness of such conduct by the Chief Financial Officer, Chief Operating Officer or General Counsel of the corporation or by any member of the Board of Directors (other than the Founder) and (y) subsequently at least 75% of the Independent Directors find at an in-person meeting, after reasonable notice to the Founder (which notice shall be delivered in writing at least sixty (60) days prior to such meeting and indicate that the corporation’s Board of Directors will consider a termination of the Founder as an Approved Executive Officer at such meeting), and an opportunity for the Founder and his counsel to be heard in person by the Board of Directors, that (1) termination of the Founder for “Cause” is justified and (2) the Founder has not cured the conduct giving rise to such termination for “Cause” (for purposes of this Section 4.2, a meeting shall be deemed to have been held “in-person” if a majority of the members of the Board of Directors (including at least 75% of the Independent Directors), other than the Founder, attend the meeting in person). The Founder shall have sixty (60) days (or such longer period specified in the notice of intent to terminate for “Cause”) from receipt of a notice of intent to terminate for “Cause” to cure the conditions set forth in such notice, if such conditions are subject to cure. Any purported termination as an Approved Executive Officer for “Cause” must meet the requirements of this Section 4.2. Any purported termination as an Approved Executive Officer that does not comply with the foregoing, including any termination prior to the expiration of the sixty (60) day cure period, shall be deemed to be a termination without “Cause”.
4.3 “Change in Control Transaction” means the occurrence of any of the following events:
(a) the sale, lease, exchange, encumbrance or other disposition (other than licenses that do not constitute an effective disposition of all or substantially all of the assets of the corporation and its subsidiaries taken as a whole, and the grant of security interests in the ordinary course of business) by the corporation of all or substantially all of the corporation’s assets; or
(b) the merger or consolidation of the corporation with or into any other entity, other than a merger or consolidation that would result in the Class B Common Stock of the corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its sole parent entity)

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more than fifty percent (50%) of the total voting power represented by the voting securities of the corporation or such surviving entity or its sole parent entity outstanding immediately after such merger or consolidation.
4.4 “Charitable Trust” means a trust that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto) (whether a determination letter with respect to such exemption is issued before, at or after the Covered Security Date), and further includes any successor entity that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) (or any successor provision thereto) upon a conversion of, or transfer of all or substantially all of the assets of, a Charitable Trust to such successor entity (whether a determination letter with respect to such successor’s exemption is issued before, at or after the conversion date).
4.5 “Covered Security Date” means May 14, 2012.
4.6 “Disability Event” means an event that results in the Founder’s inability to perform the material duties of his employment by reason of any medically determinable physical or mental impairment that can be expected to result in death within 12 months or can be expected to last for a continuous period of not less than 12 months, as determined by a licensed physician jointly selected by a majority of the Independent Directors and the Founder. If the Founder is incapable of selecting a licensed physician, then the Founder’s spouse shall make the selection on behalf of the Founder, or in the absence or incapacity of the Founder’s spouse, the Founder’s adult children by majority vote shall make the selection on behalf of the Founder, or in the absence of adult children of the Founder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by the Founder and which holds more shares of all classes of capital stock of the corporation than any other revocable living trust created by the Founder shall make the selection on behalf of the Founder, or in absence of any such successor trustee, the legal guardian or conservator of the estate of the Founder shall make the selection on behalf of the Founder.
4.7 “Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse of such Qualified Stockholder or the respective parents, grandparents, lineal descendants, siblings or lineal descendants of siblings of such Qualified Stockholder or the spouse of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority.
4.8 “Founder” means Mark Zuckerberg.
4.9 “Independent Directors” mean the members of the Board of Directors designated as independent directors in accordance with the Listing Standards (as defined below).
4.10    “Listing Standards” means, for so long as shares of the corporation’s stock are listed on The NASDAQ Global Select Market, the requirements of the NASDAQ Global Select Market generally applicable to companies with voting common equity securities listed thereon (the “NASDAQ Listing Standards”), or if the corporation’s stock is not so listed, the listing requirements or rules of the principal national securities exchange on which the corporation’s stock is then listed or traded, or if the corporation’s stock is not then listed or traded on any national securities exchange, the NASDAQ Listing Standards.
4.11 “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
4.12 “Permitted Entity” shall mean with respect to a Qualified Stockholder (a) a Permitted Trust solely for the benefit of (i) such Qualified Stockholder, (ii) one or more Family Members of such Qualified Stockholder, (iii) any other Permitted Entity of such Qualified Stockholder and/or (iv) any entity that is described in Sections 501(c)(3), 501(c)(4), 170(b)(1)(A), 170(c), 2055(a) or 2522(a) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto), (b) any general partnership, limited partnership, limited liability company, corporation, public benefit corporation or other entity exclusively owned by (i) such Qualified Stockholder, (ii) one or more Family Members of such Qualified Stockholder and/or (iii) any other Permitted Entity of such Qualified Stockholder, (c) any Charitable Trust created by a Qualified Stockholder, which Charitable Trust was (x) validly created and (y) a registered holder of shares of capital stock of the corporation, in each case prior to the Covered Security Date (whether or not it continuously holds such shares of capital stock or any other shares of capital stock of the corporation at all times before or after the Covered Security Date), (d) the personal representative of the estate of a Qualified Stockholder upon the death of such Qualified Stockholder solely to the extent the executor is acting in the capacity as personal representative of such estate, (e) a revocable living trust, which revocable living trust is itself both a Permitted Trust and a Qualified Stockholder, during the lifetime of the natural person grantor of such trust, (f) a revocable living trust (including any irrevocable administrative trust resulting from the death of the natural person grantor of such trust) which trust is itself both a Permitted Trust and a Qualified Stockholder, following the death of the natural person grantor of such trust, solely to the extent that such shares are held in such trust pending distribution to the beneficiaries designated in such trust, or (g) any 501(c) Organization or Supporting Organization over which (1) such Qualified Stockholder, (2) one or more Family Members of such Qualified Stockholder and/or (3) any other Permitted Entity of such Qualified Stockholder, individually or collectively, control the appointment of a majority of all trustees, board members, or members of a similar governing body, as applicable. Except as explicitly provided for herein, a Permitted Entity of a Qualified Stockholder shall not cease to be a Permitted Entity of that Qualified Stockholder solely by reason of the death of that Qualified Stockholder.

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4.13 “Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(a) by a Qualified Stockholder (or the estate of a deceased Qualified Stockholder) to (i) one or more Family Members of such Qualified Stockholder, or (ii) any Permitted Entity of such Qualified Stockholder; or (iii) to such Qualified Stockholder’s revocable living trust, which revocable living trust is itself both a Permitted Trust and a Qualified Stockholder;
(b) by a Permitted Entity of a Qualified Stockholder to (i) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (ii) any other Permitted Entity of such Qualified Stockholder; or

(c) by a Qualified Stockholder that is a natural person or revocable living trust to an entity that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto) (a “501(c) Organization”) or an entity that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) and described in Section 509(a)(3) of United States Internal Revenue Code of 1986, as amended (or any successor provision thereto) (a “Supporting Organization”), as well as any Transfer by a 501(c) Organization to a Supporting Organization of which such 501(c) Organization (x) is a supported organization (within the meaning of Section 509(f)(3) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto)), and (y) has the power to appoint a majority of the board of directors, provided that such 501(c) Organization or such Supporting Organization irrevocably elects, no later than the time such share of Class B Common Stock is Transferred to it, that such share of Class B Common Stock shall automatically be converted into Class A Common Stock upon the death of such Qualified Stockholder or the natural person grantor of such Qualified Stockholder.
4.14 “Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.
4.15 “Permitted Trust” shall mean a bona fide trust where each trustee is (a) a Qualified Stockholder, (b) a Family Member of a Qualified Stockholder, (c) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisor, or bank trust departments, (d) an employee of the corporation or a member of the Board of Directors, or (e) solely in the case of any such trust established by a natural person grantor prior to the Covered Security Date, any other bona fide trustee.
4.16 “Qualified Stockholder” shall mean (a) the registered holder of a share of Class B Common Stock as of the Covered Security Date; (b) the initial registered holder of any shares of Class B Common Stock that are originally issued by the corporation after the Covered Security Date pursuant to the exercise or conversion of options or warrants or settlement of restricted stock units (RSUs) that, in each case, are outstanding as of the Covered Security Date; (c) each natural person who Transferred shares of or equity awards for Class B Common Stock (including any option or warrant exercisable or convertible into or any RSU that can be settled in shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder pursuant to subclauses (a) or (b) of this Section 4.16; and (d) a Permitted Transferee.
4.17 “Transfer” of a share of Class B Common Stock shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) an entity that is a Permitted Entity, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity or (ii) an entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Covered Security Date, of a majority of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, other than a Transfer to parties that are, as of the Covered Security Date, holders of voting securities of any such entity or Parent of such entity. Notwithstanding the foregoing, the following shall not be considered a “Transfer” within the meaning of this ARTICLE IV:
(a) the granting of a revocable proxy to officers or directors of the corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders or in connection with any action by written consent of the stockholders solicited by the Board of Directors (if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation);

(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the corporation, (ii) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any

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payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(c) the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time;
(d) any change in the trustees or the person(s) and/or entity(ies) having or exercising Voting Control over shares of Class B Common Stock (i) of a Charitable Trust that qualifies as a Permitted Entity pursuant to ARTICLE IV, Section 4.12 above, or (ii) of a Permitted Entity; provided that following such change such Permitted Entity continues to be a Permitted Entity pursuant to ARTICLE IV, Section 4.12 above;
(e) the granting of a proxy by the Founder to an employee of the corporation to exercise Voting Control of the shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by the Founder effective as of the death of the Founder, a Disability Event, a termination of the Founder as an Approved Executive Officer for Cause or a Voluntary Resignation of the Founder or the exercise by such employee of the corporation of such proxy; or
(f) (1) the assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock by a Qualified Stockholder to a grantor retained annuity trust (a “GRAT”) for which the trustee is (A) such Qualified Stockholder, (B) a Family Member of such Qualified Stockholder, (C) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisors, or bank trust departments or (D) an employee of the corporation or a member of the Board of Directors, (2) the change in trustee for such a GRAT from one of the persons identified in subclauses (A) through (D) of this Section 4.17(f) to another person identified in subclauses (A) through (D) of this Section 4.17(f) and (3) the distribution of such shares of Class B Common Stock from such GRAT to such Qualified Stockholder (provided, however, that the distribution of shares of Class B Common Stock to any beneficiary of such GRAT except such Qualified Stockholder shall constitute a “Transfer” unless such distribution qualifies as a “Permitted Transfer” at such time).
4.18 “Voluntary Resignation” shall mean any voluntary resignation of the Founder as an Approved Executive Officer, other than any Pre-Approved Leave. “Pre-Approved Leave” shall mean any leave of absence or resignation of the Founder that is in connection with the Founder serving in a government position or office; provided that:
(a) if, at the time of such leave or resignation, the Founder, directly or indirectly, owns, beneficially and of record, thirty percent (30%) or more of the Founder Base Shares, the Founder has discussed such leave or resignation with the Independent Directors; or
(b) if, at the time of such leave or resignation, the Founder, directly or indirectly, owns, beneficially and of record, less than thirty percent (30%) of the Founder Base Shares, (i) such leave or resignation has been approved by a majority of the Independent Directors or (ii) the duration of serving in such government position or office will be limited to a period of two years or less following the commencement of the leave or resignation, and, in each of subclauses (a) and (b) of this Section 4.18, no later than sixty (60) days following the cessation of the Founder serving in the government position or office discussed with or approved by the Independent Directors (in the case of subclause (b)(ii) of this Section 4.18, such period of two years or less shall include the transition period of up to sixty (60) days following the cessation of service in the government position or office), the Founder returns as an Approved Executive Officer (and provided further, that (1) if the Founder does not so return, such Pre-Approved Leave will be deemed to be a Voluntary Resignation as of the date of the cessation of serving in such government position or office and (2) a Voluntary Resignation shall not be deemed to occur if the Founder has stated in writing that he is irrevocably willing to return within the period specified above in this Section 4.18(b) as an Approved Executive Officer in accordance with this Section 4.18(b), but is prevented from doing so by any action or inaction of the corporation or the Board of Directors).
For purposes of this Section 4.18, “Founder Base Shares” shall mean the number of shares of Capital Stock that the Founder, directly or indirectly, owned, beneficially and of record, as of [date of the Founder Agreement]; provided that if, following such date, the number of outstanding shares of Capital Stock is changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, split-up, combination or the like, the number of Founder Base Shares shall be appropriately adjusted.
4.19 “Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
4.20 “Voting Threshold Date” shall mean 5:00 p.m. (Eastern Time) on the first day falling on or after the date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the corporation then entitled to vote generally in the election of directors.

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ARTICLE V: AMENDMENT OF BYLAWS
The Board of Directors of the corporation shall have the power to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation. Prior to the Voting Threshold Date, in addition to any vote of the holders of any class or series of stock of the corporation required by applicable law or by this Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), such adoption, amendment or repeal of the Bylaws of the corporation by the stockholders shall require the affirmative vote of a majority in voting power of all of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class. From and after the Voting Threshold Date, in addition to any vote of the holders of any class or series of stock of the corporation required by applicable law or by this Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), such adoption, amendment or repeal of the Bylaws of the corporation by the stockholders shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS
1. Director Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.
2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3. Classified Board. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, immediately following the Voting Threshold Date, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board of Directors may assign members of the Board of Directors in office immediately prior to the Classified Board becoming effective to the several classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by a majority of the Board of Directors, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the corporation’s first annual meeting of stockholders following the date on which the Classified Board becomes effective, the initial term of office of the Class II directors shall expire at the corporation’s second annual meeting of stockholders following the date on which the Classified Board becomes effective, and the initial term of office of the Class III directors shall expire at the corporation’s third annual meeting of stockholders following the date on which the Classified Board becomes effective. At each annual meeting of stockholders following the date on which the Classified Board becomes effective, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.
4. Term and Removal. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Any director may resign at any time upon notice to the corporation given in writing or by any electronic transmission permitted in the corporation’s Bylaws or in accordance with applicable law. Subject to the rights of the holders of any series of Preferred Stock with respect to directors elected thereby, from and after the effectiveness of the Classified Board, no director may be removed except for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of capital stock of the corporation then entitled to vote at an election of directors voting together as a single class. No decrease in the number of directors constituting the Whole Board shall shorten the term of any incumbent director.

5. Board Vacancies. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, from and after the effectiveness of the Classified Board, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall (unless (a) the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders or (b) otherwise required by applicable law) be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been elected expires or until such director’s successor shall have been duly elected and qualified.

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6. Vote by Ballot. Election of directors need not be by written ballot.
7. Actions by Independent Directors. Unless the Board otherwise provides, when the Independent Directors are required to consent, approve, make findings or determinations or take any of the other actions specified in Sections 3 and 4 of ARTICLE IV (“Independent Director Actions”), such Independent Director Actions shall be conducted in the same manner as the Board conducts its business pursuant to Article II of the Amended and Restated Bylaws of the Corporation.
ARTICLE VII: DIRECTOR LIABILITY; INDEMNIFICATION
1. Limitation of Liability. To the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2. Indemnification. The corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or any predecessor of the corporation, or serves or served at any other enterprise as a director or officer at the request of the corporation or any predecessor to the corporation.
3. Change in Rights. Neither any amendment nor repeal of this ARTICLE VII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this ARTICLE VII, shall eliminate or reduce the effect of this ARTICLE VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ARTICLE VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS
1. No Action by Written Consent of Stockholders. Subject to the rights of the holders of any series of Preferred Stock with respect to actions by the holders of shares of such series, from and after the Voting Threshold Date, (a) no action shall be taken by the stockholders of the corporation except at a duly called annual or special meeting of stockholders and (b) no action shall be taken by the stockholders of the corporation by written consent.

2. Special Meeting of Stockholders. Subject to the rights of the holders of any series of Preferred Stock with respect to actions by the holders of shares of such series, special meetings of the stockholders of the corporation may be called only by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, the Chief Executive Officer, President or the Chairperson of the Board, and may not be called by any other person or persons. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.
3. Advance Notice of Stockholder Nominations. Advance notice of stockholder nominations for the election of directors of the corporation and of business to be brought by stockholders before any meeting of stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.
4. Business Combinations. The corporation elects not to be governed by Section 203 of the General Corporation Law.
ARTICLE IX: CHOICE OF FORUM
Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee, agent or stockholder of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the corporation’s Restated Certificate of Incorporation or Bylaws, (4) any action to interpret, apply, enforce or determine the validity of the corporation’s Restated Certificate of Incorporation or Bylaws or (5) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this ARTICLE IX.
ARTICLE X: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

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The corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of applicable law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the capital stock of this corporation required by applicable law or by this Restated Certificate of Incorporation, from and after the Voting Threshold Date, any amendment to or repeal of this ARTICLE X or ARTICLE V, ARTICLE VI, ARTICLE VII, ARTICLE VIII or ARTICLE IX of this Restated Certificate of Incorporation (or the adoption of any provision inconsistent therewith) shall require the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.
* * * * * * * * * * *

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Appendix A-2
FACEBOOK, INC.
MARKED COPY OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

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Facebook, Inc.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Facebook, Inc., a Delaware corporation, hereby certifies as follows.
1. The name of the corporation is Facebook, Inc. The date of filing its original Certificate of Incorporation with the Secretary of State was July 29, 2004, under the name TheFacebook, Inc.
2. The Amended and Restated Certificate of Incorporation of the corporation attached hereto as Exhibit A, which is incorporated herein by this reference, and which restates, integrates and further amends the provisions of the Certificate of Incorporation of this corporation as heretofore amended and/or restated, has been duly adopted by the corporation’s Board of Directors and by the stockholders in accordance with Sections 242 and 245 ~~of the General Corporation Law of the State of Delaware, with the approval of the corporation’s stockholders having been given by written consent without a meeting in accordance with Section 228~~ of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, this corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer and the foregoing facts stated herein are true and correct.

Dated: ~~May 22, 2012~~_____, ____	FACEBOOK, INC.

	By:	~~/s/ Mark Zuckerberg~~
	Name:	~~Mark Zuckerberg~~
	Title:	~~Chief Executive Officer~~

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FACEBOOK, INC.
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ARTICLE I: NAME
The name of the corporation is Facebook, Inc.
ARTICLE II: AGENT FOR SERVICE OF PROCESS
The address of the corporation’s registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, County of New Castle, 19808. The name of the registered agent of the corporation at that address is Corporation Service Company.
ARTICLE III: PURPOSE
The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“General Corporation Law”).
ARTICLE IV: AUTHORIZED STOCK
1. Total Authorized.
The total number of shares of all classes of capital stock that the corporation has authority to issue is ~~9,241,000,000~~39,241,000,000 shares, consisting of: ~~5,000,000,000~~20,000,000,000 shares of Class A Common Stock, $0.000006 par value per share (“Class A Common Stock”), 4,141,000,000 shares of Class B Common Stock, $0.000006 par value per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”), 15,000,000,000 shares of Class C Capital Stock, $0.000006 par value per share (“Class C Capital Stock” and together with the Common Stock, the “Capital Stock”) and 100,000,000 shares of Preferred Stock, $0.000006 par value per share. The number of authorized shares of Class A Common Stock ~~or~~, Class B Common Stock or Class C Capital Stock may be increased or decreased (but not below (i) the number of shares thereof then outstanding or (ii) with the respect to the Class A Common Stock, the number of shares of Class A Common Stock reserved pursuant to Section 3.9 below) by the affirmative vote of the holders of capital stock representing a majority of the voting power of all the then-outstanding shares of capital stock of the corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law.
2. Designation of Additional Shares.
2.1 The Board of Directors is authorized, subject to any limitations prescribed by the laws of the State of Delaware, by resolution or resolutions, to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Delaware (“Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, powers (including voting powers), preferences and relative, participating, optional or other rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase (but not above the total number of authorized shares of such class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series. The number of authorized shares of Preferred Stock may also be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then-outstanding shares of capital stock of the corporation entitled to vote thereon, without a separate vote of the holders of the Preferred Stock or any series thereof, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law, unless a vote of any such holders is required pursuant to the terms of any Certificate of Designation designating a series of Preferred Stock.
2.2 Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this ARTICLE IV, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting powers, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock, or any future class or series of Preferred Stock or Common Stock.
3. Rights of Class A Common Stock, Class B Common Stock and Class ~~B Common~~C Capital Stock.
3.1 Equal Status. Except as otherwise provided in this Amended and Restated Certificate of Incorporation (“Restated Certificate of Incorporation”) or required by applicable law, shares of Class A Common Stock ~~and~~, Class B Common Stock and Class C Capital Stock shall have the same rights and powers, rank equally (including as to dividends and distributions, and upon any liquidation, dissolution or winding up of the corporation), share ratably and be identical in all respects and as to all matters.

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3.2 Voting Rights. Except as otherwise expressly provided by this Restated Certificate of Incorporation or as provided by law, the holders of shares of Class A Common Stock and Class B Common Stock shall (a) at all times vote together as a single class on all matters (including the election of directors) submitted to a vote or for the consent (if action by written consent of the stockholders is permitted at such time under this Restated Certificate of Incorporation) of the stockholders of the corporation, (b) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (c) be entitled to vote upon such matters and in such manner as may be provided by applicable law. Except as otherwise expressly provided herein or required by applicable law, each holder of Class A Common Stock shall have the right to one (1) vote per share of Class A Common Stock held of record by such holder and each holder of Class B Common Stock shall have the right to ten (10) votes per share of Class B Common Stock held of record by such holder. Except with respect to the separate voting rights provided under the express circumstances described in this Section 3 or as provided by law, the holders of shares of Class C Capital Stock shall (1) have no voting rights or power, (2) be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of the corporation and (3) not be entitled to vote on any matter that is submitted to a vote or for the consent (if action by written consent of the stockholders is permitted at such time under this Restated Certificate of Incorporation) of the stockholders of the corporation. For the avoidance of doubt, the holders of shares of Class C Capital Stock shall have no power to increase or decrease the number of shares of Class C Capital Stock authorized.
3.3 Dividend and Distribution Rights. Shares of Class A Common Stock, Class B Common Stock and Class ~~B Common~~C Capital Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any dividends or distributions as may be declared and paid from time to time by the Board of Directors out of any assets of the corporation legally available therefor; provided, however, that in the event a dividend is paid in the form of shares of Class A Common Stock ~~or~~, Class B Common Stock or Class C Capital Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares), then holders of Class A Common Stock shall receive shares of Class A Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), holders of Class B Common Stock shall receive shares of Class B Common Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be) and, subsequent to the Initial Class C Dividend, holders of Class ~~B Common~~C Capital Stock shall receive shares of Class ~~B Common~~C Capital Stock (or rights to acquire, or securities convertible into or exchangeable for, such shares, as the case may be), with holders of shares of Class A Common Stock, Class B Common Stock and Class ~~B Common~~C Capital Stock receiving, on a per share basis, an identical number of shares of Class A Common Stock ~~or~~, Class B Common Stock or Class C Capital Stock, as applicable. Notwithstanding the foregoing, the Board of Directors may pay or make a disparate dividend or distribution per share of Class A Common Stock, Class B Common Stock or Class ~~B Common~~C Capital Stock (whether in the amount of such dividend or distribution payable per share, the form in which such dividend or distribution is payable, the timing of the payment, or otherwise) if such disparate dividend or distribution is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class ~~B Common~~C Capital Stock, each voting separately as a class. The “Initial Class C Dividend” shall mean the dividend consisting of two shares of Class C Capital Stock for each outstanding share of Class A Common Stock and Class B Common Stock declared on the date this Restated Certificate of Incorporation is filed with the Delaware Secretary of State.
3.4 Subdivisions, Combinations or Reclassifications. Shares of Class A Common Stock, Class B Common Stock or Class ~~B Common~~C Capital Stock may not be subdivided, combined or reclassified unless the shares of each of the other ~~class~~classes are concurrently therewith proportionately subdivided, combined or reclassified in a manner that maintains the same proportionate equity ownership between the holders of the outstanding Class A Common Stock, Class B Common Stock and Class ~~B Common~~C Capital Stock on the record date for such subdivision, combination or reclassification; provided, however, that shares of one such class may be subdivided, combined or reclassified in a different or disproportionate manner if such subdivision, combination or reclassification is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock, Class B Common Stock and Class ~~B Common~~C Capital Stock, each voting separately as a class.
3.5 Liquidation, Dissolution or Winding Up. Subject to the preferential or other rights of any holders of Preferred Stock then outstanding, upon the dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, holders of Class A Common Stock and Class B Common Stock will be entitled to receive ratably all assets of the corporation available for distribution to its stockholders unless disparate or different treatment of the shares of each such class with respect to distributions upon any such liquidation, dissolution or winding up is approved in advance by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each voting separately as a class.
3.6 Transactions.
(a) Merger or Consolidation. In the case of any distribution or payment in respect of the shares of Class A Common Stock ~~or~~, Class B Common Stock or Class C Capital Stock upon the consolidation or merger of the ~~Corporation~~corporation with or into any other entity, or in the case of any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, such as a sale of substantially all of the Corporation’s assets, such distribution or payment shall be made ratably

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on a per share basis among the holders of the Class A Common Stock, Class B Common Stock and Class ~~B Common Stock as a single class~~C Capital Stock as a single class; provided, however, that shares of one or two of such classes may receive or have the right to elect to receive different or disproportionate consideration in connection with such consolidation, merger or other transaction if the only difference in the per share consideration to the holders of the Class A Common Stock, Class B Common Stock and Class C Capital Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock and that any securities distributed to the holder of a share of Class C Capital Stock have no voting rights or power.
(b) Third-Party Tender or Exchange Offers. The corporation may not enter into any agreement pursuant to which a third party may by tender or exchange offer acquire any shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock, nor may the corporation recommend that holders tender shares of Class A Common Stock, Class B Common Stock or Class C Capital Stock into any third party tender or exchange offer, unless the holders of (i) the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class B Common Stock and Class C Capital Stock would receive, or have the right to elect to receive, as applicable, (ii) the Class B Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock and Class C Capital Stock would receive, or have the right to elect to receive, as applicable, and (iii) the Class C Capital Stock shall have the right to receive, or the right to elect to receive, the same form of consideration and the same amount of consideration on a per share basis as the holders of the Class A Common Stock and Class B Common Stock would receive, or have the right to elect to receive, as applicable; provided, however, that shares of one such class may receive or have the right to elect to receive different or disproportionate ~~distributions or payments~~consideration in connection with such ~~merger, consolidation or other transaction if (i)~~tender or exchange offer if the only difference in the per share ~~distribution~~consideration to the holders of the Class A Common Stock ~~and~~, Class B Common Stock and Class C Capital Stock is that any securities distributed to the holder of a share of Class B Common Stock have ten (10) times the voting power of any securities distributed to the holder of a share of Class A Common Stock~~, or (ii) such merger, consolidation or other transaction is approved by the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock, each~~ and that any securities distributed to the holder of a share of Class C Capital Stock have no voting ~~separately as a class~~rights or power.
3.7 Change of Control Class B Vote. Until the first date on which the outstanding shares of Class B Common Stock represent less than thirty-five percent (35%) of the total voting power of the then outstanding shares of the corporation then entitled to vote generally in the election of directors, the corporation shall not consummate a Change in Control Transaction (as defined in Section 4 of this ARTICLE IV) without first obtaining the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, in addition to any other vote required by applicable law, this Restated Certificate of Incorporation or the Bylaws.
3.8 Conversion ~~of Class B Common Stock~~.
(a) Voluntary Conversion. Each share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the corporation. Before any holder of Class B Common Stock shall be entitled to voluntarily convert any shares of such Class B Common Stock, such holder shall surrender the certificate or certificates therefor (if any), duly endorsed, at the principal corporate office of the corporation or of any transfer agent for the Class B Common Stock, and shall give written notice to the corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names (i) in which the certificate or certificates representing the shares of Class A Common Stock into which the shares of Class B Common Stock are so converted are to be issued if such shares are certificated or (ii) in which such shares are to be registered in book entry if such shares are uncertificated. The corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Class B Common Stock, or to the nominee or nominees of such holder, a certificate or certificates representing the number of shares of Class A Common Stock to which such holder shall be entitled as aforesaid (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Class B Common Stock to be converted following or contemporaneously with the written notice of such holder’s election to convert required by this Section 3.8(a), and the person or persons entitled to receive the shares of Class A Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Class A Common Stock as of such date. Each share of Class B Common Stock that is converted pursuant to this Section 3.8(a) shall be retired by the corporation and shall not be available for reissuance.
(b) Automatic Conversion of Class B Common Stock. (i) Each share of Class B Common Stock shall be automatically, without further action by the holder thereof, converted into one (1) fully paid and nonassessable share of Class A Common Stock, upon the occurrence of a Transfer (as defined in Section 4 of this ARTICLE IV), other than a Permitted Transfer (as defined in Section 4 of this ARTICLE IV), of such share of Class B Common Stock ~~and~~, (ii) all shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock at such date and time, or the occurrence of an event, specified by the affirmative vote (or written consent if action by written consent of

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stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the then outstanding shares Class B Common Stock, voting as a separate class, (iii) all shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock on the date that is the third anniversary of the death of the Founder or a Disability Event (as defined in Section 4 of this ARTICLE IV), if such Disability Event is continuing as of such anniversary date and (iv) all shares of Class B Common Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock on the date that is the earlier of (A) one year following the date of termination of the Founder as an Approved Executive Officer (as defined below) for Cause (as defined below) or the Voluntary Resignation (as defined in Section 4 of this ARTICLE IV) of the Founder as an Approved Executive Officer (except to take another position with the Company as an Approved Executive Officer), or (B) such earlier date following such termination or Voluntary Resignation as is determined by a majority of the Independent Directors (the occurrence of an event described in clause (i) ~~or~~ -(~~ii~~iv) of this Section 3.8(b), ~~a~~an “Automatic Conversion Event”).
(c) Automatic Conversion of Class C Capital Stock. Upon the conversion or other exchange of all outstanding shares of Class B Common Stock into or for shares of Class A Common Stock, all shares of Class C Capital Stock shall be automatically, without further action by any holder thereof, converted into an identical number of fully paid and nonassessable shares of Class A Common Stock on the date fixed therefor by the Board of Directors that is no less than sixty-one (61) days and no more than one hundred and eighty (180) days following such conversion or other exchange. In addition, immediately prior to the earlier of (i) any distribution of assets of the corporation to the holders of the Common Stock in connection with a voluntary or involuntary liquidation, dissolution or winding up of the corporation pursuant to Section 3.5 of this ARTICLE IV or (ii) any record date established to determine the holders of capital stock of the corporation entitled to receive such distribution of assets, each outstanding share of the Class C Capital Stock shall automatically, without any further action, convert into and become one (1) fully paid and nonassessable share of Class A Common Stock (such conversion, and any conversion of shares of Class C capital stock pursuant to the first sentence of this Section 3.8(c), a “Class C Conversion Event”, and the occurrence of any Automatic Conversion Event or Class C Conversion Event, a “Conversion Event”). The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class C Capital Stock pursuant to this Section 3.8(c), such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class C Capital Stock into shares of Class A Common Stock.
(d) Certificates. Each outstanding stock certificate (if shares are in certificated form) that, immediately prior to a Conversion Event, represented one or more shares of Class B Common Stock or Class C Capital Stock subject to such Conversion Event shall, upon such Conversion Event, be deemed to represent an equal number of shares of Class A Common Stock, without the need for surrender or exchange thereof. The corporation shall, upon the request of any holder whose shares of Class B Common Stock or Class C Capital Stock have been converted into shares of Class A Common Stock as a result of a Conversion Event and upon surrender by such holder to the corporation of the outstanding certificate(s) formerly representing such holder’s shares of Class B Common Stock or Class C Capital Stock (if any), issue and deliver to such holder certificate(s) representing the shares of Class A Common Stock into which such holder’s shares of Class B Common Stock or Class C Capital Stock were converted as a result of such Conversion Event (if such shares are certificated) or, if such shares are uncertificated, register such shares in book-entry form. Each share of Class B Common Stock or Class C Capital Stock that is converted pursuant to ~~this~~ Section 3.8(b), 3.8(c) or 3.8(d) of ARTICLE IV shall thereupon be retired by the corporation and shall not be available for reissuance.
(~~c)~~e) Policies and Procedures. The corporation may, from time to time, establish such policies and procedures, not in violation of applicable law or the other provisions of this Restated Certificate of Incorporation, relating to the conversion of the Class B Common Stock or Class C Capital Stock, as applicable, into Class A Common Stock, as it may deem necessary or advisable in connection therewith. If the corporation has reason to believe that a Transfer giving rise to a conversion of shares of Class B Common Stock into Class A Common Stock has occurred but has not theretofore been reflected on the books of the corporation, the corporation may request that the holder of such shares furnish affidavits or other evidence to the corporation as the corporation deems necessary to determine whether a conversion of shares of Class B Common Stock to Class A Common Stock has occurred, and if such holder does not within ten (10) days after the date of such request furnish sufficient evidence to the corporation (in the manner provided in the request) to enable the corporation to determine that no such conversion has occurred, any such shares of Class B Common Stock, to the extent not previously converted, shall be automatically converted into shares of Class A Common Stock and the same shall thereupon be registered on the books and records of the corporation. In connection with any action of stockholders taken at a meeting or by written consent (if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation), the stock ledger of the corporation shall be presumptive evidence as to who are the stockholders entitled to vote in person or by proxy at any meeting of stockholders or in connection with any such written consent and the class or classes or series of shares held by each such stockholder and the number of shares of each class or classes or series held by such stockholder.
3.9 Reservation of Stock. The corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock and Class C Capital Stock, such number of shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Capital Stock into shares of Class A Common Stock.

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3.10 Protective Provision. The corporation shall not, whether by merger, consolidation or otherwise, amend, alter, repeal or waive Sections 3 or 4 of this Article IV (or adopt any provision inconsistent therewith), without first obtaining the affirmative vote (or written consent if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation) of the holders of a majority of the then outstanding shares of Class A Common Stock, Class B Common Stock~~,~~ and Class C Capital Stock, each voting as a separate class, in addition to any other vote required by applicable law, this Restated Certificate of Incorporation or the Bylaws; provided, however; the date provided for in clause (iii) of Section 3.8(b) for an Automatic Conversion Event can be changed to an earlier date with the consent of a majority of the Independent Directors and the Founder.
4. Definitions. For purposes of this Restated Certificate of Incorporation:
4.1 “Approved Executive Officer” means (i) the Chief Executive Officer of the corporation, (ii) the Executive Chairman of the Board of Directors, (iii) any other position that would constitute an “executive officer” of the corporation under Rule 3b-7 of the Securities Exchange Act of 1934, as amended, or (iv) with the approval of the Founder and a majority of the Independent Directors, any other position or role with the corporation designated as an “Approved Executive Officer”.
4.2 “Cause” shall mean the occurrence of any of the following: (i) the Founder’s willful and continued failure substantially to perform his duties and responsibilities to the corporation (other than a failure resulting from incapacity due to physical or mental illness) that is materially and demonstrably injurious to the corporation; (ii) the Founder’s deliberate violation of a policy of the corporation applicable to the Founder that is materially and demonstrably injurious to the corporation; (iii) the Founder’s commission of any act of fraud, embezzlement, willful dishonesty or any other willful misconduct with respect to the Founder’s duties as an Approved Executive Officer that has caused a material and demonstrable injury to the corporation; (iv) the Founder’s deliberate unauthorized use or disclosure of any proprietary information or trade secrets of the corporation or any other party to whom the Founder owes an obligation of nondisclosure as a result of his duties as an Approved Executive Officer that is materially and demonstrably injurious to the corporation; or (v) the Founder’s willful breach of any written agreement or covenant with the corporation that is materially and demonstrably injurious to the corporation; provided, that (A) in each case, for purposes of determining whether conduct constitutes willful or deliberate conduct, no act or failure to act on the Founder’s part shall be considered “willful” or “deliberate” unless it is done by the Founder in bad faith and without reasonable belief that the Founder’s action or inaction was in the best interests of the corporation; (B) any act, or failure to act, based on authority given pursuant to a resolution duly adopted by the corporation’s Board of Directors or based on the written advice of counsel for the corporation will be conclusively presumed to be done, or omitted to be done, by the Founder in good faith and in the best interests of the corporation; and (C) the Founder’s leave or resignation in accordance with Sections 4.18(a) or 4.18(b) hereof shall not be deemed an occurrence giving rise to Cause. Notwithstanding the foregoing, the Founder shall not be deemed terminated for Cause as an Approved Executive Officer for purposes of Section 3.8(b) of this ARTICLE IV unless and until (x) a written notice of intent to terminate the Founder for “Cause,” specifying the particulars of the conduct of the Founder forming the basis for such, is given to the Founder based on the approval of at least 75% of the Independent Directors within sixty (60) days of the initial awareness of such conduct by the Chief Financial Officer, Chief Operating Officer or General Counsel of the corporation or by any member of the Board of Directors (other than the Founder) and (y) subsequently at least 75% of the Independent Directors find at an in-person meeting, after reasonable notice to the Founder (which notice shall be delivered in writing at least sixty (60) days prior to such meeting and indicate that the corporation’s Board of Directors will consider a termination of the Founder as an Approved Executive Officer at such meeting), and an opportunity for the Founder and his counsel to be heard in person by the Board of Directors, that (1) termination of the Founder for “Cause” is justified and (2) the Founder has not cured the conduct giving rise to such termination for “Cause” (for purposes of this Section 4.2, a meeting shall be deemed to have been held “in-person” if a majority of the members of the Board of Directors (including at least 75% of the Independent Directors), other than the Founder, attend the meeting in person). The Founder shall have sixty (60) days (or such longer period specified in the notice of intent to terminate for “Cause”) from receipt of a notice of intent to terminate for “Cause” to cure the conditions set forth in such notice, if such conditions are subject to cure. Any purported termination as an Approved Executive Officer for “Cause” must meet the requirements of this Section 4.2. Any purported termination as an Approved Executive Officer that does not comply with the foregoing, including any termination prior to the expiration of the sixty (60) day cure period, shall be deemed to be a termination without “Cause”.
4.3 “Change in Control Transaction” means the occurrence of any of the following events:
(a) the sale, lease, exchange, encumbrance or other disposition (other than licenses that do not constitute an effective disposition of all or substantially all of the assets of the corporation and its subsidiaries taken as a whole, and the grant of security interests in the ordinary course of business) by the corporation of all or substantially all of the corporation’s assets; or
(b) the merger or consolidation of the corporation with or into any other entity, other than a merger or consolidation that would result in the Class B Common Stock of the corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its sole parent entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the corporation or such surviving entity or its sole parent entity outstanding immediately after such merger or consolidation.

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~~4.2~~4.4 “Charitable Trust” means a trust that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto) (whether a determination letter with respect to such exemption is issued before, at or after the Covered Security Date), and further includes any successor entity that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) (or any successor provision thereto) upon a conversion of, or transfer of all or substantially all of the assets of, a Charitable Trust to such successor entity (whether a determination letter with respect to such successor’s exemption is issued before, at or after the conversion date).
~~4.3~~4.5 “Covered Security Date” means May 14, 2012.
4.6 “Disability Event” means an event that results in the Founder’s inability to perform the material duties of his employment by reason of any medically determinable physical or mental impairment that can be expected to result in death within 12 months or can be expected to last for a continuous period of not less than 12 months, as determined by a licensed physician jointly selected by a majority of the Independent Directors and the Founder. If the Founder is incapable of selecting a licensed physician, then the Founder’s spouse shall make the selection on behalf of the Founder, or in the absence or incapacity of the Founder’s spouse, the Founder’s adult children by majority vote shall make the selection on behalf of the Founder, or in the absence of adult children of the Founder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by the Founder and which holds more shares of all classes of capital stock of the corporation than any other revocable living trust created by the Founder shall make the selection on behalf of the Founder, or in absence of any such successor trustee, the legal guardian or conservator of the estate of the Founder shall make the selection on behalf of the Founder.
~~4.4~~4.7 “Family Member” shall mean with respect to any natural person who is a Qualified Stockholder, the spouse~~,~~ of such Qualified Stockholder or the respective parents, grandparents, lineal descendants, siblings ~~and~~or lineal descendants of siblings of such Qualified Stockholder or the spouse of such Qualified Stockholder. Lineal descendants shall include adopted persons, but only so long as they are adopted during minority.
~~4.5 “Qualified Stockholder” shall mean (a) the registered holder of a share of Class B Common Stock as of the Covered Security Date; (b) the initial registered holder of any shares of Class B Common Stock that are originally issued by the corporation after the Covered Security Date pursuant to the exercise or conversion of options or warrants or settlement of restricted stock units (RSUs) that, in each case, are outstanding as of the Covered Security Date; (c) each natural person who Transferred shares of or equity awards for Class B Common Stock (including any option or warrant exercisable or convertible into or any RSU that can be settled in shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder pursuant to subclauses (a) or (b) of this Section 4.5; and (d) a Permitted Transferee.~~
4.8 “Founder” means Mark Zuckerberg.
4.9 “Independent Directors” mean the members of the Board of Directors designated as independent directors in accordance with the Listing Standards (as defined below).
4.10    “Listing Standards” means, for so long as shares of the corporation’s stock are listed on The NASDAQ Global Select Market, the requirements of the NASDAQ Global Select Market generally applicable to companies with voting common equity securities listed thereon (the “NASDAQ Listing Standards”), or if the corporation’s stock is not so listed, the listing requirements or rules of the principal national securities exchange on which the corporation’s stock is then listed or traded, or if the corporation’s stock is not then listed or traded on any national securities exchange, the NASDAQ Listing Standards.
~~4.6~~4.11 “Parent” of an entity shall mean any entity that directly or indirectly owns or controls a majority of the voting power of the voting securities of such entity.
~~4.7~~4.12 “Permitted Entity” shall mean with respect to a Qualified Stockholder (a) a Permitted Trust solely for the benefit of (i) such Qualified Stockholder, (ii) one or more Family Members of such Qualified Stockholder, (iii) any other Permitted Entity of such Qualified Stockholder and/or (iv) any entity that is described in Sections 501(c)(3), 501(c)(4), 170(b)(1)(A), 170(c), 2055(a) or 2522(a) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto), (b) any general partnership, limited partnership, limited liability company, corporation, public benefit corporation or other entity exclusively owned by (i) such Qualified Stockholder, (ii) one or more Family Members of such Qualified Stockholder and/or (iii) any other Permitted Entity of such Qualified Stockholder, (c) any Charitable Trust created by a Qualified Stockholder, which Charitable Trust was (x) validly created and (y) a registered holder of shares of capital stock of the corporation, in each case prior to the Covered Security Date (whether or not it continuously holds such shares of capital stock or any other shares of capital stock of the corporation at all times before or after the Covered Security Date), (d) the personal representative of the estate of a Qualified Stockholder upon the death of such Qualified Stockholder solely to the extent the executor is acting in the capacity as personal representative of such estate, (e) a revocable living trust, which revocable living trust is itself both a Permitted Trust and a Qualified Stockholder, during the lifetime of the natural person grantor of such trust, ~~or~~ (f) a revocable living trust~~, which revocable living~~ (including any irrevocable administrative trust resulting from the death of the natural person grantor of such trust) which trust is itself both a Permitted Trust and a Qualified Stockholder, following the death of the natural person grantor of such trust, solely to the extent that such shares are held in such trust pending distribution to the beneficiaries designated in such trust,

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or (g) any 501(c) Organization or Supporting Organization over which (1) such Qualified Stockholder, (2) one or more Family Members of such Qualified Stockholder and/or (3) any other Permitted Entity of such Qualified Stockholder, individually or collectively, control the appointment of a majority of all trustees, board members, or members of a similar governing body, as applicable. Except as explicitly provided for herein, a Permitted Entity of a Qualified Stockholder shall not cease to be a Permitted Entity of that Qualified Stockholder solely by reason of the death of that Qualified Stockholder.
~~4.8~~4.13 “Permitted Transfer” shall mean, and be restricted to, any Transfer of a share of Class B Common Stock:
(a) by a Qualified Stockholder (or the estate of a deceased Qualified Stockholder) to (i) one or more Family Members of such Qualified Stockholder, or (ii) any Permitted Entity of such Qualified Stockholder; or (iii) to such Qualified Stockholder’s revocable living trust, which revocable living trust is itself both a Permitted Trust and a Qualified Stockholder;
(b) by a Permitted Entity of a Qualified Stockholder to (i) such Qualified Stockholder or one or more Family Members of such Qualified Stockholder, or (ii) any other Permitted Entity of such Qualified Stockholder; or

(c) by a Qualified Stockholder that is a natural person or revocable living trust to an entity that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto) (a “501(c)~~(3)~~ Organization”) or an entity that is exempt from taxation under Section 501(c)(3) or Section 501(c)(4) and described in Section 509(a)(3) of United States Internal Revenue Code of 1986, as amended (or any successor provision thereto) (a “Supporting Organization”), as well as any Transfer by a 501(c~~)(3~~) Organization to a Supporting Organization of which such 501(c~~)(3~~) Organization (x) is a supported organization (within the meaning of Section 509(f)(3) of the United States Internal Revenue Code of 1986, as amended (or any successor provision thereto)), and (y) has the power to appoint a majority of the board of directors, provided that such 501(c~~)(3~~) Organization or such Supporting Organization irrevocably elects, no later than the time such share of Class B Common Stock is Transferred to it, that such share of Class B Common Stock shall automatically be converted into Class A Common Stock upon the death of such Qualified Stockholder or the natural person grantor of such Qualified Stockholder.
~~4.9~~4.14 “Permitted Transferee” shall mean a transferee of shares of Class B Common Stock received in a Transfer that constitutes a Permitted Transfer.
~~4.10~~4.15 “Permitted Trust” shall mean a bona fide trust where each trustee is (a) a Qualified Stockholder, (b) a Family Member of a Qualified Stockholder, (c) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies ~~and~~, accounting, legal or financial advisor, or bank trust departments, ~~or~~ (d) an employee of the corporation or a member of the Board of Directors, or (e) solely in the case of any such trust established by a natural person grantor prior to the Covered Security Date, any other bona fide trustee.
4.16 “Qualified Stockholder” shall mean (a) the registered holder of a share of Class B Common Stock as of the Covered Security Date; (b) the initial registered holder of any shares of Class B Common Stock that are originally issued by the corporation after the Covered Security Date pursuant to the exercise or conversion of options or warrants or settlement of restricted stock units (RSUs) that, in each case, are outstanding as of the Covered Security Date; (c) each natural person who Transferred shares of or equity awards for Class B Common Stock (including any option or warrant exercisable or convertible into or any RSU that can be settled in shares of Class B Common Stock) to a Permitted Entity that is or becomes a Qualified Stockholder pursuant to subclauses (a) or (b) of this Section 4.16; and (d) a Permitted Transferee.
~~4.11~~4.17 “Transfer” of a share of Class B Common Stock shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” shall also be deemed to have occurred with respect to a share of Class B Common Stock beneficially held by (i) an entity that is a Permitted Entity, if there occurs any act or circumstance that causes such entity to no longer be a Permitted Entity or (ii) an entity that is a Qualified Stockholder, if there occurs a Transfer on a cumulative basis, from and after the Covered Security Date, of a majority of the voting power of the voting securities of such entity or any direct or indirect Parent of such entity, other than a Transfer to parties that are, as of the Covered Security Date, holders of voting securities of any such entity or Parent of such entity. Notwithstanding the foregoing, the following shall not be considered a “Transfer” within the meaning of this ARTICLE IV:
(a) the granting of a revocable proxy to officers or directors of the corporation at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders or in connection with any action by written consent of the stockholders solicited by the Board of Directors (if action by written consent of stockholders is permitted at such time under this Restated Certificate of Incorporation);

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(b) entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Class B Common Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the corporation, (ii) either has a term not exceeding one (1) year or is terminable by the holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
(c) the pledge of shares of Class B Common Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” unless such foreclosure or similar action qualifies as a “Permitted Transfer” at such time; ~~or~~
(d) any change in the trustees or the person(s) and/or entity(ies) having or exercising Voting Control over shares of Class B Common Stock (i) of a Charitable Trust that qualifies as a Permitted Entity pursuant to ARTICLE IV, Section ~~4.7~~4.12 above, or (ii) of a Permitted Entity; provided that following such change such Permitted Entity continues to be a Permitted Entity pursuant to ARTICLE IV, Section ~~4.7~~4.12 above~~.~~;
(e) the granting of a proxy by the Founder to an employee of the corporation to exercise Voting Control of the shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by the Founder effective as of the death of the Founder, a Disability Event, a termination of the Founder as an Approved Executive Officer for Cause or a Voluntary Resignation of the Founder or the exercise by such employee of the corporation of such proxy; or
(f) (1) the assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock by a Qualified Stockholder to a grantor retained annuity trust (a “GRAT”) for which the trustee is (A) such Qualified Stockholder, (B) a Family Member of such Qualified Stockholder, (C) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisors, or bank trust departments or (D) an employee of the corporation or a member of the Board of Directors, (2) the change in trustee for such a GRAT from one of the persons identified in subclauses (A) through (D) of this Section 4.17(f) to another person identified in subclauses (A) through (D) of this Section 4.17(f) and (3) the distribution of such shares of Class B Common Stock from such GRAT to such Qualified Stockholder (provided, however, that the distribution of shares of Class B Common Stock to any beneficiary of such GRAT except such Qualified Stockholder shall constitute a “Transfer” unless such distribution qualifies as a “Permitted Transfer” at such time).
4.18 “Voluntary Resignation” shall mean any voluntary resignation of the Founder as an Approved Executive Officer, other than any Pre-Approved Leave. “Pre-Approved Leave” shall mean any leave of absence or resignation of the Founder that is in connection with the Founder serving in a government position or office; provided that:
(a) if, at the time of such leave or resignation, the Founder, directly or indirectly, owns, beneficially and of record, thirty percent (30%) or more of the Founder Base Shares, the Founder has discussed such leave or resignation with the Independent Directors; or
(b) if, at the time of such leave or resignation, the Founder, directly or indirectly, owns, beneficially and of record, less than thirty percent (30%) of the Founder Base Shares, (i) such leave or resignation has been approved by a majority of the Independent Directors or (ii) the duration of serving in such government position or office will be limited to a period of two years or less following the commencement of the leave or resignation, and, in each of subclauses (a) and (b) of this Section 4.18, no later than sixty (60) days following the cessation of the Founder serving in the government position or office discussed with or approved by the Independent Directors (in the case of subclause (b)(ii) of this Section 4.18, such period of two years or less shall include the transition period of up to sixty (60) days following the cessation of service in the government position or office), the Founder returns as an Approved Executive Officer (and provided further, that (1) if the Founder does not so return, such Pre-Approved Leave will be deemed to be a Voluntary Resignation as of the date of the cessation of serving in such government position or office and (2) a Voluntary Resignation shall not be deemed to occur if the Founder has stated in writing that he is irrevocably willing to return within the period specified above in this Section 4.18(b) as an Approved Executive Officer in accordance with this Section 4.18(b), but is prevented from doing so by any action or inaction of the corporation or the Board of Directors).
For purposes of this Section 4.18, “Founder Base Shares” shall mean the number of shares of Capital Stock that the Founder, directly or indirectly, owned, beneficially and of record, as of [date of the Founder Agreement]; provided that if, following such date, the number of outstanding shares of Capital Stock is changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, split-up, combination or the like, the number of Founder Base Shares shall be appropriately adjusted.
~~4.12~~4.19 “Voting Control” shall mean, with respect to a share of Class B Common Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.

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~~4.13~~4.20 “Voting Threshold Date” shall mean 5:00 p.m. (Eastern Time) on the first day falling on or after the date on which the outstanding shares of Class B Common Stock represent less than a majority of the total voting power of the then outstanding shares of the corporation then entitled to vote generally in the election of directors.
ARTICLE V: AMENDMENT OF BYLAWS
The Board of Directors of the corporation shall have the power to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of the Whole Board. For purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the corporation. Prior to the Voting Threshold Date, in addition to any vote of the holders of any class or series of stock of the corporation required by applicable law or by this Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), such adoption, amendment or repeal of the Bylaws of the corporation by the stockholders shall require the affirmative vote of a majority in voting power of all of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class. From and after the Voting Threshold Date, in addition to any vote of the holders of any class or series of stock of the corporation required by applicable law or by this Restated Certificate of Incorporation (including any Preferred Stock issued pursuant to a Certificate of Designation), such adoption, amendment or repeal of the Bylaws of the corporation by the stockholders shall require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE VI: MATTERS RELATING TO THE BOARD OF DIRECTORS
1. Director Powers. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation.
2. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board.
3. Classified Board. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, immediately following the Voting Threshold Date, the directors shall be divided, with respect to the time for which they severally hold office, into three classes designated as Class I, Class II and Class III, respectively (the “Classified Board”). The Board of Directors may assign members of the Board of Directors in office immediately prior to the Classified Board becoming effective to the several classes of the Classified Board, which assignments shall become effective at the same time the Classified Board becomes effective. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by a majority of the Board of Directors, with the number of directors in each class to be divided as nearly equal as reasonably possible. The initial term of office of the Class I directors shall expire at the corporation’s first annual meeting of stockholders following the date on which the Classified Board becomes effective, the initial term of office of the Class II directors shall expire at the corporation’s second annual meeting of stockholders following the date on which the Classified Board becomes effective, and the initial term of office of the Class III directors shall expire at the corporation’s third annual meeting of stockholders following the date on which the Classified Board becomes effective. At each annual meeting of stockholders following the date on which the Classified Board becomes effective, directors elected to succeed those directors of the class whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.
4. Term and Removal. Each director shall hold office until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal. Any director may resign at any time upon notice to the corporation given in writing or by any electronic transmission permitted in the corporation’s Bylaws or in accordance with applicable law. Subject to the rights of the holders of any series of Preferred Stock with respect to directors elected thereby, from and after the effectiveness of the Classified Board, no director may be removed except for cause and only by the affirmative vote of the holders of at least a majority of the voting power of the then-outstanding shares of capital stock of the corporation then entitled to vote at an election of directors voting together as a single class. No decrease in the number of directors constituting the Whole Board shall shorten the term of any incumbent director.

5. Board Vacancies. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, from and after the effectiveness of the Classified Board, any vacancy occurring in the Board of Directors for any cause, and any newly created directorship resulting from any increase in the authorized number of directors, shall (unless (a) the Board of Directors determines by resolution that any such vacancy or newly created directorship shall be filled by the stockholders or (b) otherwise required by applicable law) be filled only by the affirmative vote of a majority of the directors then in office, even if less than a quorum,

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or by a sole remaining director, and not by the stockholders. Any director elected in accordance with the preceding sentence shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which the director has been elected expires or until such director’s successor shall have been duly elected and qualified.
6. Vote by Ballot. Election of directors need not be by written ballot.
7. Actions by Independent Directors. Unless the Board otherwise provides, when the Independent Directors are required to consent, approve, make findings or determinations or take any of the other actions specified in Sections 3 and 4 of ARTICLE IV (“Independent Director Actions”), such Independent Director Actions shall be conducted in the same manner as the Board conducts its business pursuant to Article II of the Amended and Restated Bylaws of the Corporation.
ARTICLE VII: DIRECTOR LIABILITY; INDEMNIFICATION
1. Limitation of Liability. To the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended.
2. Indemnification. The corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or any predecessor of the ~~Corporation~~corporation, or serves or served at any other enterprise as a director or officer at the request of the corporation or any predecessor to the corporation.
3. Change in Rights. Neither any amendment nor repeal of this ARTICLE VII, nor the adoption of any provision of this Restated Certificate of Incorporation inconsistent with this ARTICLE VII, shall eliminate or reduce the effect of this ~~Article~~ARTICLE VII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ~~Article~~ARTICLE VII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE VIII: MATTERS RELATING TO STOCKHOLDERS
1. No Action by Written Consent of Stockholders. Subject to the rights of the holders of any series of Preferred Stock with respect to actions by the holders of shares of such series, from and after the Voting Threshold Date, (a) no action shall be taken by the stockholders of the corporation except at a duly called annual or special meeting of stockholders and (b) no action shall be taken by the stockholders of the corporation by written consent.

2. Special Meeting of Stockholders. Subject to the rights of the holders of any series of Preferred Stock with respect to actions by the holders of shares of such series, special meetings of the stockholders of the corporation may be called only by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, the Chief Executive Officer, President or the Chairperson of the Board, and may not be called by any other person or persons. Business transacted at special meetings of stockholders shall be confined to the purpose or purposes stated in the notice of meeting.
3. Advance Notice of Stockholder Nominations. Advance notice of stockholder nominations for the election of directors of the corporation and of business to be brought by stockholders before any meeting of stockholders of the corporation shall be given in the manner provided in the Bylaws of the corporation.
4. Business Combinations. The corporation elects not to be governed by Section 203 of the General Corporation Law.
ARTICLE IX: CHOICE OF FORUM
Unless the corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the corporation, (2) any action asserting a claim of breach of a fiduciary duty owed by, or other wrongdoing by, any director, officer, employee ~~or~~, agent or stockholder of the corporation to the corporation or the corporation’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the General Corporation Law or the corporation’s Restated Certificate of Incorporation or Bylaws, (4) any action to interpret, apply, enforce or determine the validity of the corporation’s Restated Certificate of Incorporation or Bylaws or (5) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the corporation shall be deemed to have notice of and consented to the provisions of this ARTICLE IX.

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ARTICLE X: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION
The corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of applicable law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the capital stock of this corporation required by applicable law or by this Restated Certificate of Incorporation, from and after the Voting Threshold Date, any amendment to or repeal of this ARTICLE X or ARTICLE V, ARTICLE VI, ARTICLE VII, ARTICLE VIII or ARTICLE IX of this Restated Certificate of Incorporation (or the adoption of any provision inconsistent therewith) shall require the affirmative vote of the holders of at least two-thirds of the voting power of the then outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.
* * * * * * * * * * *

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Appendix A-3
FOUNDER AGREEMENT

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FOUNDER AGREEMENT
This Founder Agreement (this “Agreement”) is made as of [_____], 2016 by and among Facebook, Inc., a Delaware corporation (the “Company”), Mark Zuckerberg (the “Founder”) and the other Founder Entities signatory hereto and set forth on Schedule 1 hereto (each a “Founder Entity” and collectively with the Founder, the “Holders”). Capitalized terms used but not otherwise defined have the meaning set forth in Section 1.
RECITALS
WHEREAS, the Board of Directors of the Company (the “Board” or the “Board of Directors”) has adopted resolutions (i) setting forth a proposed amendment and restatement of the Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit A (as amended from time to time, the “Amended and Restated Certificate of Incorporation”), and (ii) declaring the advisability of the Amended and Restated Certificate of Incorporation;
WHEREAS, the Board has directed that the Amended and Restated Certificate of Incorporation be submitted to the stockholders of the Company for their consideration and has recommended that the stockholders of the Company vote in favor of the approval and adoption of the Amended and Restated Certificate of Incorporation;
WHEREAS, the Amended and Restated Certificate of Incorporation, among other matters, will create a new class of capital stock, par value $0.000006 per share, of the Company designated as “Class C Capital Stock” (the “Non-Voting Capital Stock”);
WHEREAS, subject to the Board’s ability to abandon or delay the filing of the Amended and Restated Certificate of Incorporation notwithstanding approval of the Amended and Restated Certificate of Incorporation by the Company’s stockholders, the Company intends to file the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law (“DGCL”) (as so filed, the “Certificate Amendment”) and the Board intends to declare a dividend of two newly issued shares of Non-Voting Capital Stock (the “Non-Voting Capital Stock Dividend”) on (a) each share of the Company’s Class A Common Stock, par value $0.000006 per share (the “Class A Common Stock”), and (b) each share of the Company’s Class B Common Stock, par value $0.000006 per share (the “Class B Common Stock” and collectively with the Non-Voting Capital Stock and the Class A Common Stock, the “Capital Stock”); and
WHEREAS, in connection with the Amended and Restated Certificate of Incorporation, the Certificate Amendment and the Non-Voting Capital Stock Dividend, the Holders and the Company desire to agree to certain matters with respect to the ownership and transfer of shares of Capital Stock by the Holders.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual promises, agreements and covenants set forth herein, and for other good and valuable consideration the receipt and adequacy of which the parties acknowledge, the parties hereto hereby agree as follows:
1.Certain Definitions. As used in this Agreement, the following terms have the following respective meanings:
“501(c) Organization” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Charitable Trust” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Disability Event” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Exclusively Owned Entity” shall mean any general partnership, limited partnership, limited liability company, corporation (including public benefit corporation) or other entity (i) exclusively owned by the Founder or one or more Founder Entities (other than any Founder Entities that are Non-Qualifying Entities) or (ii) in the case of a 501(c) Organization or a Supporting Organization, in respect of which the Founder, any Family Member or one or more Founder Entities (other than any Founder Entities that are Non-Qualifying Entities), individually or collectively, control the appointment of a majority of all trustees, board members, or members of a similar governing body, as applicable.
“Family Member” shall mean any “Family Member” (as such term is defined in the Amended and Restated Certificate of Incorporation) of the Founder.
“Independent Directors” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.

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“Listing Standards” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Non-Qualifying Entity” shall mean (1) any Founder Entity for which there has been a transfer on a cumulative basis, from and after the date hereof, such that the Founder no longer controls a majority of the voting power of the voting securities of such Founder Entity or any direct or indirect Parent of such Founder Entity, (2) any Founder Entity that, as of the date hereof, is a Permitted Entity, if there occurs any act or circumstance that causes such entity to no longer be a “Permitted Entity” or (3) any Exclusively Owned Entity, if there occurs any act or circumstance that causes such entity to no longer be an “Exclusively Owned Entity” under this Agreement.
“Parent” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Permitted Entity” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Supporting Organization” shall have the meaning set forth in the Amended and Restated Certificate of Incorporation.
“Transfer” of a share of Capital Stock shall mean, directly or indirectly, any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary, or by will or the laws of descent and distribution or by operation of law (including by merger, consolidation or otherwise), including, without limitation, a transfer of a share of Capital Stock to a broker or other nominee (regardless of whether there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control (as defined below) over such share by proxy or otherwise. A “Transfer” shall also be deemed to have occurred with respect to a share of Capital Stock held by a Holder if (1) there occurs any act or circumstance that causes such Holder to become a Non-Qualifying Entity or (2) such share of Capital Stock is converted into a share of any other class of Capital Stock. Notwithstanding the foregoing, the following shall not be considered a “Transfer” of Capital Stock (except to the extent any of the following would result in the conversion of any shares of Capital Stock into a share of any other class of Capital Stock):
a.all Transfers of Capital Stock to a Holder (other than any Holder that is a Non-Qualifying Entity);
b.all Transfers of Capital Stock to a Family Member, so long as such Family Member shall have agreed in writing to be bound by the terms of this Agreement by executing a joinder agreement in the form of Exhibit A attached hereto (a “Joinder Agreement”) (in which case, such Family Member shall be deemed to be a party to this Agreement as of the date of the Joinder Agreement and shall have all of the rights and obligations of a “Holder” hereunder as if it had executed this Agreement);
c.all Transfers of Capital Stock to any Exclusively Owned Entity, so long as such Exclusively Owned Entity shall have agreed in writing to be bound by the terms of this Agreement by executing a Joinder Agreement (in which case, such Exclusively Owned Entity shall be deemed to be a party to this Agreement as of the date of the Joinder Agreement and shall have all of the rights and obligations of a “Holder” hereunder as if it had executed this Agreement);
d.all Transfers of Capital Stock to the personal representative of the estate of the Founder or a Family Member upon the death of such Founder or Family Member, solely to the extent the executor is acting in the capacity as personal representative of such estate; provided, that any Transfer by such personal representative from such estate shall constitute a “Transfer” under this Agreement unless such Transfer would qualify for another exemption from the definition of “Transfer” at such time;
e.the granting of a revocable proxy to officers or directors of the Company at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders or in connection with any action by written consent of the stockholders solicited by the Board of Directors (if action by written consent of stockholders is permitted at such time under the Amended and Restated Certificate of Incorporation);
f.the entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are holders of Capital Stock, which voting trust, agreement or arrangement (i) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the corporation, (ii) either has a term not exceeding one (1) year or is terminable by the Holder of the shares subject thereto at any time and (iii) does not involve any payment of cash, securities, property or other consideration to the Holder of the shares subject thereto other than the mutual promise to vote shares in a designated manner;
g.the pledge of shares of Capital Stock by a stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction for so long as such stockholder continues to exercise Voting Control over such pledged shares; provided, that a foreclosure on such shares or other similar action by the pledgee shall constitute a “Transfer” under this Agreement unless such foreclosure or similar action would qualify for another exemption from the definition of “Transfer” at such time;
h.any change in the trustees or the person(s) and/or entity(ies) having or exercising Voting Control over shares of Capital Stock (i) of a Charitable Trust that qualifies as a “Permitted Entity,” or (ii) of a Permitted Entity; provided, that following such change such Permitted Entity continues to be a “Permitted Entity”;

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i.the granting of a proxy by the Founder to an employee of the corporation to exercise Voting Control of the shares of Class B Common Stock owned directly or indirectly, beneficially and of record, by the Founder effective as of the death of the Founder, a Disability Event, a termination of the Founder as an Approved Executive Officer for Cause or a Voluntary Resignation (as such terms are defined in the Amended and Restated Certificate of Incorporation) of the Founder or the exercise by such employee of the corporation of such proxy; or
j.(1) the assignment, transfer, conveyance, hypothecation or other transfer or disposition of shares of Class B Common Stock by the Founder to a grantor retained annuity trust (a “GRAT”) for which the trustee is (A) the Founder, (B) a Family Member of the Founder, (C) a professional in the business of providing trustee services, including private professional fiduciaries, trust companies, accounting, legal or financial advisor, or bank trust departments or (D) an employee of the corporation or a member of the Board of Directors, (2) the change in trustee for such a GRAT from one of the persons identified in subclauses (A) through (D) above to another person identified in subclauses (A) through (D) above and (3) the distribution of such shares of Class B Common Stock from such GRAT to the Founder (provided, however, that the distribution of shares of Class B Common Stock to any beneficiary of such GRAT except the Founder shall constitute a “Transfer” unless such distribution would qualify for another exemption from the definition of “Transfer” at such time.
“Voting Control” shall mean, with respect to a share of Capital Stock, the power (whether exclusive or shared) to vote or direct the voting of such share by proxy, voting agreement or otherwise.
2.Mandatory Conversion. Each Holder agrees that it will not Transfer any Class B Common Stock if such Transfer would result in the Founder, the Founder Entities and the Exclusively Owned Entities (in each case, other than any Non-Qualifying Entities) collectively owning, beneficially and of record, less than a majority of the then outstanding shares of Class B Common Stock, unless the Holders shall first cause all shares of Class B Common Stock to automatically convert into an identical number of fully paid and nonassessable shares of Class A Common Stock pursuant to Article IV, Section 3.8(b)(ii) of the Amended and Restated Certificate of Incorporation.
3.Company Sale and Equal Status. To the extent that any transaction is, or series of related transactions are, (a) a consolidation or merger of the Company with or into any other entity, or any other transaction having an effect on stockholders substantially similar to that resulting from a consolidation or merger, or an acquisition of all or substantially all of the Company’s assets or (b) any tender or exchange offer by any third party to acquire a majority of the shares of Class A Common Stock, Class B Common Stock or Non-Voting Capital Stock (any such transaction, a “Company Sale or Recapitalization”), no Holder shall vote in favor of, or sell, transfer or exchange, directly or indirectly, any shares of Class A Common Stock, Class B Common Stock or Non-Voting Capital Stock in, or in a transaction related to, such Company Sale or Recapitalization, for an amount per share greater than that received in such Company Sale or Recapitalization by the holders of all other classes of Capital Stock or a form of consideration different from the form that holders of all other classes of Capital Stock would receive, or may elect to receive, in such Company Sale or Recapitalization; provided, however, that this Section 3 shall not prohibit any employment compensation, severance or other employee benefit arrangement, or payments made or to be made or benefits granted or to be granted according to such an arrangement, with respect to any Holder, in connection with any such transaction, if the arrangement would satisfy the requirements of the non-exclusive safe harbor set forth in Rule 14d-10(d) under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (assuming for such purposes that the applicable transaction were subject to such Rule).
4.Other Transfers. Except as set forth in Sections 2 or 3, this Agreement shall not limit or restrict any Holder’s ability to Transfer any shares of Capital Stock.
5.Administration of this Agreement. The Company shall establish, from time to time, such policies and procedures relating to the general administration of the terms of this Agreement and any Transfers of Capital Stock hereunder, as it may deem necessary or advisable consistent with the terms of this Agreement and the Amended and Restated Certificate of Incorporation, and shall deliver notice to the Holders of the restrictions placed on their shares of Capital Stock by this Agreement and by the Amended and Restated Certificate of Incorporation in accordance with Section 151(f) and 202(a) of the DGCL. A determination by a majority of the Independent Directors (other than any of the Holders) or by the Secretary of the Company that a Transfer of Capital Stock has occurred shall be conclusive absent manifest error.
6.Information. Each Holder shall provide to the Company such information that the Company may reasonably request from time to time in order to determine compliance by such Holder with this Agreement, including with respect to Sections 2 and 3 hereof. As of the date hereof, each Holder represents to the Company, severally and not jointly, that it owns, beneficially and of record, and has Voting Control over, such number of shares of Class B Common Stock set forth next to its name on Schedule 1 hereto. Each Holder agrees to promptly notify the Company of any updates to Schedule 1 after Transferring any shares of Class B Common Stock, provided that, for the purposes of this sentence, the public filing by a Holder of a report pursuant to Section 13 or Section 16 of the Exchange Act or the rules promulgated thereunder disclosing such Transfer shall be deemed to constitute sufficient notice to the Company.

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7.Inconsistent Agreements. Each Holder agrees that it has not entered into, and will not enter into, any agreement, understanding or arrangement that is inconsistent with this Agreement or that would preclude such Holder from complying with its obligations under this Agreement.
8.Succession Planning. The Founder agrees that he will meet with the Board of Directors from time to time and upon the reasonable request of any member of the Board of Directors to discuss succession planning with respect to the transfer, voting and conversion of the shares of Capital Stock held by the Founder, the Founder Entities and the Exclusively Owned Entities following the death of the Founder, a Disability Event, the termination of the Founder as an Approved Executive Officer for Cause or a Voluntary Resignation of the Founder (as such terms are defined in the Amended and Restated Certificate of Incorporation) (any such event, a “Transition Event”); provided, further, that the Founder agrees that any person he selects as his proxy to serve during the period commencing on the occurrence of a Transition Event and lasting until the occurrence of a Class C Conversion Event (as defined in the Amended and Restated Certificate of Incorporation), will be a vice president or more senior officer of the Company or any of its subsidiaries (selected by the Founder following discussion with the Independent Directors) and will be designated by the Founder as his sole proxy for the transfer, voting and conversion of the Capital Stock held by the Founder, the Founder Entities and the Exclusively Owned Entities.
9.Scope of this Agreement. This Agreement shall not in any way constitute an amendment, modification, supplement or waiver of any right, preference, privilege, term or provision set forth or contained in the Amended and Restated Certificate of Incorporation.
10.Termination.
a.Except as set forth in Section 10(b) below, this Agreement may be terminated only by a written instrument that has been executed by each of the Holders and that has been approved by a majority of the Independent Directors (other than any of the Holders) and executed on behalf of the Company.
b.This Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, upon the occurrence of a Class C Conversion Event (as defined in the Amended and Restated Certificate of Incorporation); provided that this Section 10(b) and Sections 3 and 11 shall survive any such termination.
c.If the Non-Voting Capital Stock Dividend has not been declared and issued by 5:00 p.m. PST on [2 years from date of agreement], 2018 (such date and time, the “Outside Date”), then this Agreement shall terminate and be of no further force or effect, automatically and without any action being required of any party hereto, as of the Outside Date; provided that this Section 10(c) and Section 11 shall survive any such termination.
11.Miscellaneous.
a.Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or transferred (whether by operation of law or otherwise) by the Company, on the one hand, or any Holder, on the other hand, without the prior written consent of the Founder or the Company, respectively, and any purported assignment or other transfer without such consent shall be void and unenforceable; provided, however, that the Company may assign or transfer this agreement to a successor entity in connection with any merger, consolidation, reorganization or business combination transaction. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Company and the Holders and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the Company and the Holders or their respective successors and assigns any rights, remedies, obligations, or liabilities of any nature whatsoever under or by reason of this Agreement.
b.Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the Company and the Holders with respect to the subject matter hereof.
c.Amendment and Waiver. This Agreement or any of its provisions may be waived, amended, modified or supplemented only by a written instrument that has been executed by the Founder and that has been approved by a majority of the Independent Directors (other than any of the Holders) and executed on behalf of the Company. Any failure of any party hereto to comply with any obligation, covenant, agreement or condition in this Agreement may be waived by the party entitled to the benefit thereof only by a written instrument that has been signed by the party granting such waiver and that, in the case of the Company, has been approved by a majority of the Independent Directors (other than any of the Holders). No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.
d.Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given or made as follows: (i) if sent by registered or certified mail in the United States return receipt requested, upon receipt; (ii) if sent by nationally recognized overnight air courier, one (1) business day after mailing; and (iii) if otherwise

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actually personally delivered, when delivered, provided, however, that such notices, requests, demands and other communications are delivered to the address set forth below, or to such other address as any party hereto shall provide by like notice to the other parties hereto:
If to the Company, to:
Facebook, Inc.
1601 Willow Road
Menlo Park, CA 94025
Attention: General Counsel
If to the Founder or any other Holder, to:
Mark Zuckerberg
Facebook, Inc.
1601 Willow Road
Menlo Park, CA 94025
e.Governing Law; WAIVER OF JURY TRIAL. All disputes, claims or controversies arising out of or relating to this Agreement, or the interpretation, negotiation, validity, enforceability or performance of this Agreement, or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws which would result in the application of the laws of any other jurisdiction. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware, and any appellate court therefrom, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, including any action or proceeding brought by, in the right of or on behalf of the Company (including any derivative action or proceeding), or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts; (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in any such court; (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court; and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereto hereby agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 11(d). Nothing in this Agreement shall affect the right of any party hereto to serve process in any other manner permitted by applicable law. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE, IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
f.Equitable Remedies. Each party hereto acknowledges and agrees that the other parties hereto would be irreparably damaged in the event that any of the terms or provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Therefore, notwithstanding anything to the contrary set forth in this Agreement, each party hereto hereby agrees that the other parties hereto shall be entitled to an injunction or injunctions to prevent breaches of any of the terms or provisions of this Agreement, and to enforce specifically the performance by such first party hereto under this Agreement, and each party hereto hereby agrees to waive the defense in any such suit that each of the other parties hereto has an adequate remedy at law and to interpose no opposition, legal or otherwise, as to the propriety of injunction or specific performance as a remedy, and hereby agrees to waive any requirement to post any bond in connection with obtaining such relief. The equitable remedies described in this Section 11(f) shall be in addition to, and not in lieu of, any other remedies at law or in equity that the parties hereto may elect to pursue. The rights and remedies provided for in this Agreement are cumulative and are not exclusive of any other rights or remedies which the parties hereto may have hereunder or may otherwise have at law or in equity.
g.Severability. In the event that any one or more of the terms or provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement so long as the absence of such terms or provisions does not materially adversely affect any party hereto, and the parties hereto shall use their commercially reasonable efforts to substitute one or more valid, legal and enforceable terms or provisions into this Agreement which, insofar as practicable, implement the purposes and intent of this Agreement and which are not materially adverse to any party hereto. Any term or provision of this Agreement held invalid or unenforceable only in part, degree or within certain jurisdictions shall remain in full force and effect to the extent not held invalid or unenforceable to the extent consistent

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with the intent of the parties hereto as reflected by this Agreement and not materially adverse to any party hereto. To the extent permitted by applicable law, each party hereto waives any term or provision of law which renders any term or provision of this Agreement to be invalid, illegal or unenforceable in any respect.
h.Interpretation. The Section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and have been advised by counsel in connection therewith. In the event an ambiguity or question of intent or interpretation arises with respect to any term or provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the terms or provisions of this Agreement. For all purposes of and under this Agreement, (i) the word “including” shall be deemed to be immediately followed by the words “without limitation;” (ii) words (including defined terms) in the singular shall be deemed to include the plural and vice versa; (iii) the terms “hereof,” “herein,” “hereto,” “herewith” and any other words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular term or provision of this Agreement, unless otherwise specified and (iv) the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
i.Counterparts. This Agreement may be executed in one or more counterparts (including by facsimile or electronic signature and by electronic mail or PDF), each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.
*    *    *    *    *

(Signature Pages Follow)

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IN WITNESS WHEREOF, the Company and the Holders have executed this Agreement as of the date first above written.

Facebook, Inc.

By:
Name:
Title:

Mark Zuckerberg

[OTHER FOUNDER ENTITIES]

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EXHIBIT A
JOINDER TO FOUNDER AGREEMENT
This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Founder Agreement, dated as of [___] (the “Founder Agreement”), by and among Facebook, Inc., a Delaware corporation, Mark Zuckerberg and the other Founder Entities signatory thereto, as the same may be amended from time to time. Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Founder Agreement.
The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Founder Agreement as of the date hereof and shall have all of the rights and obligations of a “Holder” thereunder as if it had executed the Founder Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Founder Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below.
Date: ___________ ___, ______
[NAME OF JOINING PARTY]
By:
Name:
Title:
Address for Notices:

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Appendix B-1
FACEBOOK, INC. 2012 EQUITY INCENTIVE PLAN

(as amended and restated on [__], 2016)

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FACEBOOK, INC.
2012 EQUITY INCENTIVE PLAN
(as amended and restated on ___, 2016)

1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. The Plan is hereby amended and restated effective as of the Restatement Date. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.SHARES SUBJECT TO THE PLAN.

2.1Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 25,000,000 Shares, plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2005 Stock Plan (the “Prior Plan”) on the Effective Date, (ii) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (iii) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (iv) shares issued under the Prior Plan that are repurchased by the Company at the original issue price, and (v) shares that are subject to stock options or other awards under the Prior Plan that are used or withheld to pay the exercise price of an option or to satisfy the tax withholding obligations related to any award. Substitute Awards may be granted under the Plan and any such grants shall not reduce the Shares authorized for grant under the Plan. For purposes of the reservation and availability for grant and issuance of Shares under the Plan (i) Shares reserved pursuant to this Section 2.1 for Awards granted before the payment of the Initial Class C Dividend shall be shares of Class A Common Stock of the Company and shall equal the number of Shares subject to outstanding Awards immediately prior to the payment of the Initial Class C Dividend (without adjustment for the payment of the Initial Class C Dividend), reduced by any Shares of Class A Common Stock of the Company that become available for grant and issuance as Class C Capital Stock of the Company pursuant to Section 2.2 of the Plan on or following the date of payment of the Initial Class C Dividend and (ii) all other Shares reserved pursuant to this Section 2.1 on or following the date of payment of the Initial Class C Dividend shall be shares of Class C Capital Stock.
2.2Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards of Common Stock under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. On or following the payment of the Initial Class C Dividend, any such Shares that again become available for grant and issuance shall be shares of Class C Capital Stock of the Company. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan.
2.3Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.4Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan following the date the amended and restated Plan is approved by the Board, by the lesser of (i) two and one half percent (2.5%) of the sum of the number of shares of Class A Common Stock of the Company and the number of shares of Class C Capital Stock of the Company issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of shares determined by the Board.
2.5Limitations. No more than 120,000,000 Shares shall be issued pursuant to the exercise of ISOs.
2.6Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards,

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(d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.
3.ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants and Non-Employee Directors; provided such Consultants and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than 2,500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Parent, Subsidiary or Affiliate (including new Employees who are also officers and directors of the Company or any Parent, Subsidiary or Affiliate) are eligible to receive up to a maximum of 5,000,000 Shares in the calendar year in which they commence their employment.

4.ADMINISTRATION.

4.1.Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;
(b)prescribe, amend and rescind rules and regulations relating to this Plan or any Award;
(c)select persons to receive Awards;
(d)determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(e)determine the number of Shares or other consideration subject to Awards;
(f)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(g)determine the date of termination of a Participant’s employment or services;
(h)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;
(i)grant waivers of Plan or Award conditions;
(j)determine the vesting, exercisability and payment of Awards;
(k)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(l)determine whether an Award has been earned;
(m)determine the terms and conditions of any, and to institute any Exchange Program;
(n)reduce or waive any criteria with respect to Performance Factors;
(o)adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid

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windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;
(p)adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;
(q)make all other determinations necessary or advisable for the administration of this Plan; and
(r)delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.
4.2.Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3.Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, other extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5     Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries or Affiliates operate or have employees or other individuals eligible for Awards or to facilitate the offering and administration of the Plan in such other countries, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries and Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to or held by individuals outside the United States to comply with applicable foreign laws or facilitate the offering and administration of the Plan in view of such foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2 hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply or facilitate compliance with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
5.OPTIONS. The Committee may grant Options to eligible Employees, Consultants, and Non-Employee Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the

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period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1.Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.2.Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
5.3.Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.4.Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.5.Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.6.Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):
(a)If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.
(b)If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

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(c)If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.
(d)If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.
5.7.Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
5.8.Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent, Subsidiary or Affiliate) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.9.Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.10.No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.
6.RESTRICTED STOCK AWARDS.
6.1.Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Non-Employee Director a number of Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.2.Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.3.Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
6.4.Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or any Parent, Subsidiary or Affiliate or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall:

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(a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.5.Termination. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
7.STOCK BONUS AWARDS.
7.1.Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Non-Employee Director of Shares for services to be rendered or for past services already rendered to the Company or any Parent, Subsidiary or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.2.Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.3.Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.4.Termination. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
8.STOCK APPRECIATION RIGHTS.
8.1.Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Non-Employee Director that may be settled in cash or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.2.Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.3.Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

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8.4.Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.
8.5.Termination. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
9.RESTRICTED STOCK UNITS.
9.1.Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Non-Employee Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.2.Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.3.Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.
9.4.Termination. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
10.PERFORMANCE AWARDS.
10.1.Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Non-Employee Director a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.
10.2.Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.
10.3.Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

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10.4.Termination. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).
11.PAYMENT FOR SHARE PURCHASES.
Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)by cancellation of indebtedness of the Company to the Participant;
(b)by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(c)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent, Subsidiary or Affiliate;
(d)by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(e)by any combination of the foregoing; or
(f)by any other method of payment as is permitted by applicable law.
12.GRANTS TO NON-EMPLOYEE DIRECTORS.
12.1.Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.
12.2.Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.3.Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.4    Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.
13.WITHHOLDING TAXES.
13.1.Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary or Affiliate employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld as required by applicable tax rules or as of a date determined by the Committee in its discretion, where permitted by applicable law.
13.2.Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value up to the maximum statutory amount required to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment, or (iii) delivering to the Company

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already-owned Shares having a Fair Market Value up to the maximum amount required to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment.
14.TRANSFERABILITY.
14.1.Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.
14.2.Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent, Subsidiary or Affiliate, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.
15.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.1.Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.
15.2.Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form

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as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.
19.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate Participant’s employment or other relationship at any time.
21.CORPORATE TRANSACTIONS.
21.1.Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.
21.2.Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.
21.3.Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

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23.TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this amended and restated Plan is approved by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.
24.AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.
25.NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or Directors of the Company.
27.DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
“Affiliate” means any entity other than a Parent or Subsidiary that, directly or indirectly, is controlled by, controls or is under common control with, the Company or in which the Company has a significant equity interest, in either case as determined by the Board; provided, however, that the definition of Affiliate shall be limited to entities that are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation) for Awards that would otherwise be subject to Section 409A, unless the Committee determines otherwise.
“Award” means any award granted pursuant to the provisions of the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.
“Board” means the Board of Directors of the Company.
“Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
“Common Stock” means (i) with respect to Awards granted before the date of the payment of the first dividend of Class C Capital Stock to all holders of Class A Common Stock and Class B Common Stock (the “Initial Class C Dividend”), the Class A Common Stock of the Company, and (ii) with respect to Awards granted on and after the date of the payment of the Initial Class C Dividend and any

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Shares issued pursuant to any adjustment made in accordance with Section 2.6 upon the payment of the Class C Dividend, the Class C Capital Stock of the Company.
“Company” means Facebook, Inc., or any successor corporation.
“Consultant” means any individual, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render services to such entity other than as an Employee or Non-Employee Director.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).
“Director” means a member of the Board.
“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
“Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.
“Employee” means any individual, including officers and directors, employed by the Company or any Parent, Subsidiary or Affiliate. Neither service as a Director nor payment of a Director’s fee by the Company will be sufficient to constitute “employment” by the Company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)if such Common Stock is publicly traded and is then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as officially quoted in the composite tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date;
(b)if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(c)in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or
(d)by the Board or the Committee in good faith.

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“Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary or Affiliate.
“Option” means an award of an option to purchase Shares pursuant to Section 5.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means a person who holds an Award under this Plan.
“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.
“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary or Affiliate, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)	Profit Before Tax;

(b)	Billings;

(c)	Revenue;

(d)	Net revenue;

(e)	Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(f)	Operating income;

(g)	Operating margin;

(h)	Operating profit;

(i)	Controllable operating profit, or net operating profit;

(j)	Net Profit;

(k)	Gross margin;

(l)	Operating expenses or operating expenses as a percentage of revenue;

(m)	Net income;

(n)	Earnings per share;

(o)	Total stockholder return;

(p)	Market share;

(q)	Return on assets or net assets;

(r)	The Company’s stock price;

(s)	Growth in stockholder value relative to a pre-determined index;

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(t)	Return on equity;

(u)	Return on invested capital;

(v)	Cash Flow (including free cash flow or operating cash flows)

(w)	Cash conversion cycle;

(x)	Economic value added;

(y)	Individual confidential business objectives;

(z)	Contract awards or backlog;

(aa)	Overhead or other expense reduction;

(bb)	Credit rating;

(cc)	Strategic plan development and implementation;

(dd)	Succession plan development and implementation;

(ee)	Improvement in workforce diversity;

(ff)	Customer indicators;

(gg)	New product invention or innovation;

(hh)	Attainment of research and development milestones;

(ii)	Improvements in productivity;

(jj)	Bookings;

(kk)	Attainment of objective operating goals and employee metrics; and

(ll)	Any other metric that is capable of measurement as determined by the Committee.
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.
“Performance Share” means a performance share bonus granted as a Performance Award.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
“Plan” means this Facebook, Inc. 2012 Equity Incentive Plan.
“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

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“Restatement Date” means the date on which the Plan, as amended and restated herein, is approved by the Company’s stockholders.
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock and the common stock of any successor entity.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent, Subsidiary or Affiliate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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EXHIBIT A
FRENCH SUB-PLAN

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SUB-PLAN TO THE FACEBOOK, INC. 2012 EQUITY INCENTIVE PLAN Qualified Restricted Stock Units (FRANCE) [ ] 2016
SOUS-PLAN
DU PLAN EN ACTIONS 2012 DE FACEBOOK, INC. 2012
(le « FACEBOOK, INC. 2012 EQUITY INCENTIVE PLAN »)
Plan d'attribution gratuite d’actions dit « éligible » (« Qualified Restricted Stock Units »)
(FRANCE)
[ ] 2016

This Sub-Plan to the Facebook, Inc. (the “Company”) 2012 Equity Incentive Plan relating to Restricted Stock Units granted to Employees in France (the “French Sub-Plan”) was created under and pursuant to the Facebook, Inc. 2012 Equity Incentive Plan (the “Plan”) and is intended to govern Restricted Stock Units (“RSUs”) granted to French-Resident Participants that are intended to qualify for preferred treatment under French tax and social security laws. All other types of Awards shall not be governed by this French Sub-Plan, but remain governed by the terms of the Plan or any applicable sub-plan, as the case may be.

Le présent sous-plan au plan « Equity Incentive Plan » 2012 de Facebook, Inc. (la « Société »), portant sur l’Attribution gratuite d'actions ou « Restricted Stock Units », octroyées aux Salariés français (le « Sous-Plan Français ») a été mis en œuvre en application du plan en actions 2012 de Facebook, Inc., « Facebook, Inc. 2012 Equity Incentive Plan » (le « Plan »). Il a vocation à régir les attributions gratuites d'actions ou « AGA », faites au profit de Participants Résidents Français, qui ont vocation à être éligibles au régime fiscal et social de faveur en droit français. Les autres types d’attributions (les « Autres Attributions ») ne sont pas régis par le présent Sous-Plan Français, mais restent régis par les dispositions du Plan et/ou de tout autre sous-plan applicable, selon le cas.

Grants made pursuant to this French Sub-Plan shall give rise to the issuance by the Board of a Restricted Stock Unit Agreement which shall specify the precise terms and conditions of each grant, subject to the provisions contained in this French Sub-Plan.

Les Attributions, faites en application du présent Sous-Plan Français donnent lieu à l'établissement, par le Conseil d'administration, d'un Contrat d’Attribution qui définit les termes précis et les conditions précises de chaque attribution, sous réserve des dispositions figurant dans le présent Sous-Plan Français.

The Board may grant RSUs pursuant to this French Sub-Plan to any French-Resident Participant. All Sections and subsections of the Plan that relate to the grant of RSUs (exclusive of any other Awards) are incorporated herein and shall apply to RSUs granted pursuant to this French Sub-Plan, except that Sections 4.3, 5, 6, 7, 8, 10, 11, 12, 13.2, 15.2, 17, 18, 21.2, and 21.3 are not incorporated herein and the following Sections and subsections of the Plan shall be modified as set forth below. The modifications below, and the establishment of the French Sub-Plan, shall only affect RSUs granted pursuant to this French Sub-Plan and the recipients of such RSUs and shall not affect or modify the Plan in any other way.

Le Conseil d'administration peut attribuer des Actions Gratuites conformément au présent Sous-Plan Français à tous les Participants Résidents Français. Tous les articles et tous les sous-articles du Plan qui ont trait à l’attribution d’Actions Gratuites (à l'exclusion de toute autre Instrument) sont incorporés au présent document et s'appliquent aux Actions Gratuites attribuées conformément au présent Sous-Plan Français, à l’exception des articles 4.3, 5, 6, 7, 8, 10, 11, 12, 13.2, 15.2, 17, 18, 21.2 et 21.3 qui ne sont pas incorporés au présent document et des articles suivants du Plan qui sont modifiés selon les modalités indiquées ci-dessous. Les modifications ci-dessous, et la mise en œuvre du Sous-Plan Français, n'affectent que les Actions Gratuites octroyées conformément au présent Sous-Plan Français et les bénéficiaires de ces Actions Gratuites, sans affecter et modifier le Plan d'aucune autre manière.

Each Section of the Plan set forth below shall be amended to read as follows in the French Sub-Plan:	Chaque article du Plan mentionné ci-dessous du Plan est modifié, pour être rédigé comme suit dans le Sous-Plan Français :
1. Purpose of the Plan.	1. Objet du Plan.

Section 1 of the Plan shall be amended to read as follows:	L’article 1 du Plan est modifié, pour être rédigé comme suit :

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1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate French-Resident Participants whose present and potential contributions are important to the success of the Company, and of any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Restricted Stock Units. Capitalized terms not defined elsewhere in the text are defined in Section 27.

1. OBJET.  L'objet du présent Plan est d’octroyer des instruments incitatifs qui attirent, retiennent et motivent les Participants Résidents Français dont la contribution actuelle et potentielle est importante pour la réussite de la Société, des Sociétés Mères et des Filiales existantes ou qui pourraient à l’avenir exister, en leur offrant l'opportunité de participer à la performance future de la Société par l'attribution d’Actions Gratuites. Les termes avec une majuscule qui ne sont pas définis ailleurs dans le texte sont définis à l’article 27.

2. Shares Subject to the Plan.	2. Actions couvertes par le Plan.

The subsection 2.6 shall be amended to read as follows:	Le présent sous-article 2.6 est modifié pour être rédigé comme suit :

2.6 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the number of Shares subject to outstanding RSUs, (c) the maximum number of Shares that may be issued to a French-Resident Participant in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable US and French securities and corporate laws, provided that fractions of a Share will not be issued and provided further that no consideration or indemnity whatsoever shall be paid in lieu of fractional shares, if any. Notwithstanding the foregoing, the Board shall be authorized to make adjustments in the number of Shares subject to an RSU only insofar as the adjustment aims at protecting and maintaining the rights of the applicable French-Resident Participant.

2.6 Ajustement des Actions. En cas de modification du nombre d'Actions en circulation en raison d’une distribution de dividendes en Actions, d’une recapitalisation, d'une division d'Actions, d'un regroupement d'Actions, d'une subdivision, d'une combinaison, d’un reclassement ou d'un changement similaire affectant la structure du capital de la Société, sans contrepartie, alors (a) le nombre d'Actions Gratuites pouvant être attribuées à l’avenir, en application du Plan et figurant à l’article 2.1, (b) le nombre d'Actions Gratuites déjà attribuées, (c) le nombre maximum d'Actions pouvant être livrées à un Participant Résident Français par année civile figurant à l'article 3, sera ajusté proportionnellement, en respectant les mesures éventuellement préconisées par le Conseil d'administration et les actionnaires de la Société et en conformité avec les législations américaine et française en matière de droit des sociétés, étant précisé d’une part qu'il ne sera pas émis de fractions d'Actions et d’autre part, que les fractions d'Actions ne donneront lieu ni à paiement, ni à indemnisation, sous quelque forme que ce soit. Nonobstant les dispositions qui précèdent, le Conseil d'administration ne sera autorisé à ajuster le nombre d'Actions Gratuites que dans la mesure où cet ajustement vise à protéger et à préserver les droits du Participant Résident Français concerné.

3. Eligibility.	3. Éligibilité.

Section 3 of the Plan shall be amended to read as follows:	L’article 3 du Plan est modifié, pour être rédigé comme suit :

3. ELIGIBILITY. RSUs granted under the Plan may be granted only to French-Resident Employees. No French-Resident Participant will be eligible to receive more than 2,500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new French-Resident Employees are eligible to receive up to a maximum of 5,000,000 Shares in the calendar year in which they commence their employment, subject to any applicable limitations under French law.

3. ÉLIGIBILITÉ. Les Actions Gratuites attribuées en application du Plan ne peuvent être octroyées qu’à des Salariés Résidents Français . Aucun Participant Résident Français ne sera éligible à recevoir plus de 2 500 000 Actions au titre d’année civile en application du Plan, à moins que les Salariés Résidents Français concernés soient nouvellement nommés dans l’exercice de leur emploi, auquel cas ils seront éligibles à recevoir un maximum de 5 000 000 Actions au cours de l’année civile de la conclusion de leur contrat de travail, sous réserve de toutes les restrictions applicables en droit français.

4. Administration.	4. Administration.

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Section 4.2 of the Plan shall be amended to read as follows:	L’article 4.2 du Plan est modifié, pour être rédigé comme suit :

4.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to an RSU shall be made in its sole discretion at the time of grant of such RSU or, unless in contravention of any express term of the Plan or French Sub-Plan, at any later time, and such determination shall be binding on the Company and all persons having an interest in any RSU under the Plan. Any dispute regarding the interpretation of the Plan, French Sub-Plan or any RSU Agreement shall be submitted to the Committee for resolution, and the Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants, including French-Resident Participants, who are not Insiders. Any dispute that cannot be resolved accordingly shall be submitted by the Participant or Company to the exclusive jurisdiction of the State of California.

4.2 Interprétation et pouvoir discrétionnaire d'appréciation du Comité. Toutes les décisions du Comité relatives aux Actions Gratuites seront prises discrétionnairement au moment de l’Attribution ou, sous réserve de ne pas contrevenir à une disposition expresse du Plan ou du Sous-Plan Français, à une date ultérieure et ces décisions seront opposables à la Société ainsi qu’à toute personne attributaire d’Actions Gratuites régies par le Plan. Les différends relatifs à l'interprétation du Plan, du Sous-Plan Français ou du Contrat d’Attribution seront soumis au Comité, et le Comité pourra déléguer à un ou plusieurs administrateurs dirigeants le pouvoir d'examiner et de régler les différends relatifs aux Attributions, pour autant que ces Participants ne soient pas des Initiés. Les différends qui ne pourront être réglés corrélativement seront déférés par le Participant ou par la Société à la compétence exclusive de l'État du Californie.

9. Restricted Stock Units.	9. Attribution d’Action Gratuites.

Subsections 9.1, 9.3 and 9.4 shall be deleted and replaced by the following, and subsections 9.5 to 9.12 will be inserted in this Section 9:	Les Sous-articles 9.1, 9.3 et 9.4 du Plan sont supprimés et remplacés par les dispositions suivantes et les articles 9.5 à 9.12 seront ajoutés au présent Article 9:

9.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award granted to a French-Resident Participant covering a number of Shares that may be settled on a given date by issuance of new Shares or the delivery of existing Shares. In the case where the RSU gives the right to receive existing Shares, the Company shall repurchase such Shares prior to the date on which the RSUs are settled. All RSU grants shall be made pursuant to an Award Agreement.

9.1 Attributions d’Actions Gratuites. Une attribution d’Actions Gratuites est uneattribution faite au profit d’un Participant Résident Français, du droit conditionnel de recevoir à un terme donné, un certain nombre d’Actions nouvelles ou existantes. Au cas où les Actions Gratuites donnent le droit de recevoir des Actions existantes, la Société devra racheter ces Actions avant la date de livraison des Actions. Toutes les Attributions d’Actions Gratuites devront être réalisées conformément aux termes du Contrat d'Attribution.

9.3 Form and Timing of Settlement. RSU Shares will be issued/transferred for free to the French-Resident Participants who satisfy the conditions of the Plan, this French Sub-Plan, and the applicable Restricted Stock Unit Agreement. French-Resident Participants will not be required to make any investment to receive the Shares. Delivery of RSU Shares pursuant to vested RSUs shall be made on the date(s) determined by the Committee and set forth in the applicable Restricted Stock Unit Agreement. The Committee must settle vested RSUs exclusively in Shares.

9.3 Forme et calendrier de livraison. Les Actions Gratuites seront émises/transférées gratuitement aux Participants Résidents Français qui remplissent les conditions du Plan, du Sous-Plan Français et du Contrat d’Attribution applicable. Les Participants Résidents Français n’auront pas à débourser la moindre somme pour recevoir les Actions. La remise des Actions définitivement acquises interviendra à la date ou aux dates décidées par le Comité et indiquées dans le Contrat d’Attribution applicable. Le Comité livrera les Actions Gratuites définitivement acquises exclusivement en Actions.

9.4 Vesting Conditions. Subject to the terms of the Plan, this French Sub-Plan, and the applicable Restricted Stock Unit Agreement, RSUs shall vest as set forth in the applicable Restricted Stock Unit Agreement, provided that the vesting schedule cannot provide for vesting earlier than the first annual anniversary of the Grant Date.

9.4 Conditions d’acquisition. Sous réserve du respect des dispositions du Plan, du présent Sous-Plan Français et du Contrat d’Attribution applicable, les Actions Gratuites seront acquises suivant le calendrier figurant dans le Contrat d’Attribution applicable, étant précisé que le calendrier d'acquisition ne pourra prévoir que la Date d'Acquisition des Actions intervienne avant le premier anniversaire suivant la Date d'Attribution.

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Notwithstanding the foregoing, in the case of the French-Resident Participant's death, any vesting conditions based on the French-Resident Participant’s continuous service shall be waived and the French-Resident Participant’s heir or heirs may request the delivery of the Shares within a period of six (6) months following his or her death. If the French-Resident Participant’s heir or heirs do not request delivery of the Shares within a period of six (6) months following the French-Resident Participant’s death, the RSUs will be forfeited.

Nonobstant les dispositions qui précèdent, en cas de décès d’un Participant Résident Français, la condition de présence du Participant Résident Français sera levée et le ou les héritiers du Participant Résident Français pourront demander à se faire attribuer définitivement les Actions dans un délai de six (6) mois suivant son décès. Si le ou les héritiers du Participant Résident Français ne demandent pas la livraison des Actions dans un délai de six (6) mois suivant le décès du Participant Résident Français, les Actions Gratuites seront caduques.

9.5 Termination of French-Resident Participant. Except as may be set forth in the French-Resident Participant’s Restricted Stock Unit Agreement, and save the case of Death, vesting shall cease upon the termination of the French-Resident Participant’s continuous service (unless determined otherwise by the Committee).

9.5 Cessation des fonctions du Participant Résident Français. Sauf indication contraire figurant dans le Contrat d’Attribution, et hormis le cas de décès, les droits d’un Participant Résident Français à recevoir ses Actions seront caducs si le Participant Résident Français ne satisfait plus à la condition de présence au cours de la Période d’Acquisition (sauf décision contraire du Comité).

9.6 Selling Restrictions. The Shares will be delivered to the French-Resident Participants upon the settlement of RSUs on the date(s) determined by the Committee and set forth in the applicable Restricted Stock Unit Agreement. Shares will be delivered and recorded in an account opened in the name of the shareholder (inscription au nominatif) with a broker or an escrow agent or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable French law. However, the French-Resident Participants will not be permitted to sell, transfer, pledge or otherwise assign the Shares received upon settlement of RSUs during the Holding Period, provided that the Holding Period shall not apply and accelerated sale will be permitted in the case of the French-Resident Participant's death or Disability.

9.6 Restrictions à la vente. Les Actions seront livrées aux Participants Résidents Français à l’issue de la Période d’Acquisition, à la date ou aux dates décidées par le Comité et figurant dans le Contrat d’Attribution applicable. Les Actions seront remises et inscrites sur un compte ouvert au nom de l'actionnaire (inscription au nominatif) chez un courtier ou chez un mandataire séquestre, ou suivant toutes les modalités décidées par ailleurs par la Société, afin d'assurer le respect du droit français applicable. Toutefois, il ne sera pas permis aux Participants Résidents Français de vendre ou de transférer sous quelque forme que ce soit les Actions pendant la Période de Conservation, étant précisé que la Période de Conservation ne s'appliquera pas, et qu’une vente anticipée sera autorisée, en cas de décès ou d'Invalidité du Participant Résident Français.

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9.7 Insider Trading Restrictions. Following the expiration of the Holding Period, Shares received upon settlement of RSUs may be subject to further sale restrictions as set forth in the Plan, this French Sub-Plan and the applicable Restricted Stock Unit Agreement. Pursuant to article L 225-197-1 of the French Code de commerce, shares of a listed company cannot be sold (i) during the period of ten (10) stock-exchange trading days that precede and three (3) stock-exchange trading days that follow the date on which the consolidated accounts, or failing that, the annual accounts are made public; and (ii) during the period between the date on which the company's management has knowledge of information which, if it were made public, could have a significant impact on the price of the company's securities, and the date ten (10) stock-exchange trading days after that on which the said information is made public. These rules shall apply to French-Resident Participants unless they are otherwise restricted from selling Shares received upon settlement of RSUs under similar rules applicable under U.S. law, in which case the U.S. rules shall prevail. In any event, Participants are at all times required to comply with the Facebook, Inc. Insider Trading Policy as may be amended from time to time and in particular Section II re No Trading on Material Non-Public Information, Black-Out Periods, and other important matters.  Persons who violate these general rules and the Insider Trading Policy may be subject to legal and financial penalties.  If a French-Resident Participant trades during any applicable Black-Out Period as described in the Insider Trading Policy, or if the French tax authorities deem that the French-Resident Participant has not complied with the French closed period restrictions above and/or similar rules under applicable U.S. law, the RSUs and Shares received under the RSUs may lose Qualified status, and the French-Resident Participant may not receive preferential tax treatment.

9.7 Restrictions relatives au Délit d’Initié, « Fenêtres négatives ». Après l'expiration de la Période de Conservation, les Actions Gratuites seront librement cessibles, sous réserve des restrictions supplémentaires à la cession éventuellement indiquées dans le Plan, le présent Sous-Plan Français et le Contrat d’Attribution applicable. Conformément à l'article L 225-197-1 du Code de commerce français, les actions d'une société cotée ne pourront être cédées (i) dans le délai de dix (10) séances de bourse précédant et de trois (3) séances de bourse suivant la date à laquelle les comptes consolidés, ou à défaut les comptes annuels, sont rendus publics ; et (ii) dans le délai compris entre la date à laquelle les organes sociaux de la société auront eu connaissance d'une information qui, si elle était rendue publique, pourrait avoir une incidence significative sur le cours des titres de la société, et la date postérieure de dix (10) séances de bourse à celle où cette information est rendue publique. Ces règles s'appliqueront aux Participants Résidents Français, sauf s'ils sont par ailleurs soumis à des restrictions de cession des Actions en raison de règles similaires applicables en droit américain, cas auquel les règles américaines prévaudront. Dans tous les cas, les Participants sont tenus de satisfaire à tout moment aux Règles relatives aux Opérations d’Initiés en vigueur édictées par Facebook, Inc., et en particulier à la Section II relative à l’interdiction de négocier sur la base d’informations non-publiques significatives, aux fenêtres négatives et autres sujets importants. Les personnes qui violeront ces règles générales et les Règles relations aux Opérations d’Initiés pourront être passibles de sanctions légales et financières. Si un Participant Résident Français négocie pendant une Fenêtre Négative telle que décrite dans les Règles relatives aux Opérations d’Initiés, ou si l’administration fiscale française considère que le Participant Résident Français n’a pas satisfait aux restrictions du Code de commerce français susmentionnées et/ou aux règles similaires applicables aux termes du droit américain, le Participant Résident Français pourrait ne pas bénéficier du régime fiscal de faveur attaché à ses Actions Gratuites.

9.8 Death of a French-Resident Participant. In addition to the rules set forth in Section 9.4 above, if a French-Resident Participant dies during the Acquisition Period or the Holding Period, the Holding Period shall not apply and the Shares received upon settlement of RSUs shall be immediately transferable, except as may be required under Section 9.7 above and the Plan.

9.8 Décès d'un Participant Résident Français. Outre les règles indiquées à l'article 9.4 ci-dessus, si un Participant Résident Français décède au cours de la Période d'Acquisition ou de la Période de Conservation, la Période de Conservation ne s'appliquera pas et les Actions issues de l’Attribution seront immédiatement cessibles, sous réserve du respect des dispositions de l'article 9.7 ci-dessus et du Plan.

9.9 Disability of a French-Resident Participant. Notwithstanding any provisions of the Plan, this French RSU Sub-Plan, and the applicable Restricted Stock Unit Agreement, in the case of Disability of a French-Resident Participant during the Holding Period, the Holding Period shall not apply and the Shares received upon settlement of the RSUs shall be immediately transferable, except as may be required under Section 9.7 above and the Plan.

9.9 Invalidité d'un Participant Résident Français. Nonobstant toute disposition du Plan, du présent Sous-Plan Français et du Contrat d’Attribution applicable, si un Participant Résident Français est frappé d’Invalidité au cours de la Période de Conservation, la Période de Conservation ne s'appliquera pas et les Actions issues de l’Attribution seront immédiatement cessibles, sous réserve du respect des dispositions de l'article 9.7 ci-dessus et du Plan.

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9.10 Entitlements / No Employment Rights. A French-Resident Participant’s rights, if any, in respect of or in connection with any RSU are derived solely from the discretionary decision of the Company to permit the individual to participate in this French Sub-Plan and to benefit from a discretionary RSU. By accepting an RSU under the French Sub-Plan, a French-Resident Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan or the French Sub-Plan and/or grant any additional RSUs. Any RSU granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a French-Resident Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

9.10 Droits / Absence de droit lié au contrat de travail. Les droits éventuels d’un Participant Résident Français concernant les, ou relatifs aux, Actions Gratuites résultent de la seule décision discrétionnaire de la Société de permettre à cette personne physique de participer au présent Plan et Sous-Plan Français et de bénéficier discrétionnairement d’une Attribution d’Actions Gratuites. En acceptant l’Attribution régie par le Sous-Plan Français, un Participant Résident Français reconnaît expressément qu'il n’existe aucune obligation, pour la Société, de procéder à de nouvelles Attributions à l’avenir et/ou de procéder à l’attribution d’Actions Gratuites supplémentaires. Les Actions Gratuites accordées en application du présent document ne constituent pas un élément de rémunération récurrent et ne font pas partie de la rémunération normale ou prévisible d'un Participant Résident Français. Elles ne sauraient être prises en compte dans le salaire ou la rémunération, ou dans toute autre rétribution d'un Participant Résident Français pour les besoins du calcul de ses indemnités de retraite, de licenciement, de démission ou de départ de la société qui emploie le Participant Résident Français (ou au sein de laquelle il exerce ses fonctions) .

The Company, and any Parent, Subsidiary and/or affiliate (including any French Subsidiary), reserve the right to terminate the service of any person at any time, and for any reason, subject to applicable laws, applicable articles of incorporation and bylaws and any written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to future vesting, damages or specific performance with respect to the Plan this French Sub-Plan or any outstanding RSU that is forfeited and/or is terminated by its terms or to any future RSU.

La Société, et toute Société-Mère, les Filiales et/ou les sociétés affiliés (y compris les Filiales françaises) se réservent le droit de mettre fin au contrat de travail de toute personne, à tout moment, et pour tout motif, dans le respect de la législation applicable, des statuts applicables et du contrat de travail écrit (s'il en existe un), et la personne dont l’emploi ou la fonction aura ainsi pris fin sera irrévocablement présumée avoir renoncé à intenter toute action en dommages-intérêts ou en exécution du Plan, du présent Sous-Plan Français, et à tout droit sur les Actions Gratuites qui ne lui seraient pas définitivement acquises et qui seront caduques et/ou résiliées par leurs propres stipulations, ou aux Actions Gratuites futures.

9.12 Other Provisions.	9.12 Autres dispositions.

The Restricted Stock Unit Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan and this French Sub-Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock Unit Agreements need not be the same with respect to each French-Resident Participant.

Le Contrat d’Attribution comportera tous autres termes, dispositions et conditions, ne contredisant pas le Plan et le présent Sous-Plan Français, qui seront décidées par le Comité à sa seule discrétion. En outre, les dispositions des Contrats d’Attribution n'auront pas à être identiques pour chaque Participant Résident Français.

None of the provisions in the Plan and the French Sub-Plan shall have as their effect the establishment or recognition of the existence of a contract of any type whatsoever between the French-Resident Participants and Facebook, Inc.

Aucune disposition du Plan et du Sous-Plan Français n’aura pour effet de créer ni de reconnaître l'existence d'un contrat, de quelque type que ce soit, entre les Participants Résidents Français et Facebook, Inc.

13. Withholding Taxes.	13. Retenues à la source.

Subsection 13 of the Plan shall be deleted and replaced by the following:	L’article 13 du Plan est supprimé et remplacé comme suit :

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Whenever Shares are to be issued in satisfaction of RSUs granted under this Plan, the Company may require the French-Resident Participant to remit to the Company, Parent, or Subsidiary employing the French-Resident Participant or, as the case may be, to the plan administrator (if different than the Company) or the broker or escrow agent where the Shares are registered, an amount sufficient to satisfy applicable U.S. federal, state, local, French and other withholding tax requirements, as the case may be, or any other tax liability legally due from the French-Resident Participant or otherwise in respect of a French-Resident Participant’s participation in the Plan as described in the Restricted Stock Unit Agreement, prior to the delivery of Shares pursuant to settlement of an RSU, or, as the case may be, prior to the delivery of the Shares sales proceeds, any time after the end of the Holding Period.

13. Retenues à la source - Généralités. À chaque fois qu’il faudra émettre des Actions en application du présent Plan, la Société pourra demander au Participant Résident Français de remettre à la Société, à la Société Mère ou à la Filiale qui emploie le Participant Résident Français (ou, selon le cas, à l'administrateur du Plan (s’il est différent de la Société) ou au courtier ou au mandataire séquestre chez lequel les Actions sont inscrites, un montant suffisant pour satisfaire aux obligations fiscales en matière de retenue à la source, qu’elle soient imposées par le droit américain au niveau fédéral, étatique ou local, le droit français ou tout autre droit, ou afférente à tout autre impôt dû par un Résident Participant Français ou autrement à raison de sa participation au Plan tel qu’il est décrit dans le Contrat d’Attribution, et ce, avant de livrer les Actions à l’issue de la Période d’Acquisition ou, selon le cas, avant de lui rétrocéder le produit de cession de ses Actions, à tout moment après la fin de la Période de Conservation.

14. Transferability.	14. Cessibilité.

Section 14 of the Plan shall be deleted and replaced by the following:	L’article 14 du Plan est supprimé et remplacé par les dispositions suivantes :

14.1 Assignment or Transfer of RSUs. RSUs are personal to each French-Resident Participant. A French-Resident Participant cannot sell, transfer or pledge his or her right to receive Shares pursuant to an RSU under the Plan and this French Sub-Plan, except if such transfer occurs through succession to legal beneficiaries in the event of death of the Participant pursuant to Section 9.4 above.

14.1 Transmission ou cession des Actions Gratuites. Les Actions Gratuites sont personnelles à chaque Participant Résident Français. Un Participant Résident Français ne pourra vendre, céder ou nantir son droit à recevoir des Actions Gratuites au terme du Plan et du présent Sous-Plan Français, sauf si ce transfert a lieu par voie de dévolution successorale, à la suite du décès du Participant, conformément à l'article 9.4 ci-dessus.

14.2 Trusts. RSUs cannot be transferred or otherwise assigned by a French-Resident Participant to a trustee of any trust or any similar institution of any kind.
14.2 Trusts. Les Actions Gratuites ne pourront être cédées ou transférées de quelque manière que ce soit par un Participant Résident Français à un trustee en charge de la gestion d’un trust ou d'une institution similaire de tout type.

15. Privileges of Stock Ownership; Restrictions on Shares.	15. Droits attachés aux Actions - Restrictions pesant sur les Actions.

Section 15 of the Plan shall be deleted and replaced by the following Section 15:	L’article 15 du Plan est supprimé et remplacé par l'article 15 suivant :

15. PRIVILEGES OF STOCK OWNERSHIP.  No French-Resident Participant will have any of the rights of a stockholder with respect to any Shares until the RSUs are settled and the Shares are issued to the French-Resident Participant. After Shares are issued to the French-Resident Participant, the French-Resident Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares, provided that additional Shares the French-Resident Participant may become entitled to receive with respect to such Shares by virtue of a stock split of the Company will be subject to the same holding restrictions as the Shares.

15. DROITS ATTACHES AUX ACTIONS. Aucun Participant Résident Français n'aura de droits d’actionnaire sur les Actions durant la Période d’Acquisition. Postérieurement à la livraison des Actions au Participant Résident Français, le Participant Résident Français sera actionnaire et disposera de tous les droits d'un actionnaire sur les Actions issues de l’Attribution, y compris le droit de voter et de recevoir des dividendes ou toute autre distribution faite ou versée au titre de ces Actions, étant précisé que les Actions supplémentaires que le Participant Résident Français pourrait le cas échéant recevoir au titre de ces Actions Gratuites en cas de division des Actions de la Société, seront soumises aux mêmes restrictions et conditions de conservation que les Actions issues de l’Attribution.

21. Corporate Transactions.	21. Opérations sur le Capital Social.

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The following subsections of Section 21 of the Plan shall be amended to read as follows:	Les Sous-articles suivants de l’article 21 du Plan sont modifiés pour être rédigés comme suit :

21.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, outstanding RSUs shall be subject to the applicable agreement of merger, reorganization, or sale of assets. Such agreement may provide, without limitation, for the assumption or substitution of outstanding RSUs by the surviving corporation or its parent or for the cancellation of outstanding RSUs, with or without consideration. Notwithstanding the foregoing, the Administrator may determine, at the time of grant of RSUs or thereafter, that such RSUs shall become partially or fully vested upon the consummation of a Corporate Transaction or at some time or upon some event related to the Corporate Transaction, in which case the RSUs may no longer benefit from the favorable tax and social security regime.

21.1 Reprise ou substitution. En cas d'Opération sur le Capital Social durant la Période d’Acquisition, les Actions Gratuites seront soumises au contrat de fusion, de restructuration ou de cession d'actifs applicable. Ce contrat pourra prévoir, notamment, la reprise ou la substitution des Actions Gratuites par la société survivante ou par sa société mère, ou l'annulation des Actions Gratuites, avec ou sans paiement d'une contrepartie. Nonobstant les dispositions qui précèdent, l’Administrateur pourra décider, au moment de l’attribution des Actions Gratuites ou ultérieurement, que ces Actions Gratuites deviendront partiellement ou intégralement acquises au Participant Résident Français au moment de la réalisation d'une Opération sur le Capital Social, ou à un moment ou lors d’un événement quelconque relatif à l'Opération sur le Capital Social, auquel cas les Actions Gratuites ne pourront plus bénéficier du régime de faveur fiscal et social.

24.Amendment or Termination of the Plan	24.Modification ou terme du Plan

Section 24 of the Plan shall be deleted and replaced by the following Section 24:	L’article 24 du Plan est supprimé et remplacé par l'article 24 suivant :

24. AMENDMENT OR TERMINATION OF THE PLAN.  No modification may be made to the Plan or the French Sub-Plan with respect to outstanding RSUs previously granted pursuant to the French RSU Sub-Plan unless such modification is required by law, regulation or published administrative interpretation. French-Resident Participants shall be notified of any such modifications to the Plan that affect their rights under the Plan and the French Sub-Plan rules. Such notification may be made by means of individual communication, general notice posted in the workplace, or such other means that are more adequate and appropriate. With respect to future RSUs to be granted pursuant to the French Sub-Plan, the Board may at any time amend, alter, suspend or discontinue the Plan or the French Sub-Plan. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

24. MODIFICATION OU TERME DU PLAN. Les seules modifications qui peuvent être apportées au Plan ou au Sous-Plan Français en ce qui concerne les Actions Gratuites attribuées en application du Sous-Plan Français sont les modifications imposées par la législation, la réglementation ou la doctrine administrative régulièrement publiée. Les Participants Résidents Français seront informés des modifications du Plan qui affecteront leurs droits au terme du Plan et du Sous-Plan Français. Cette information pourra être faite par voie de communication individuelle, par avis affiché sur le lieu de travail ou par tout autre moyen qui serait plus adéquat et plus approprié. En ce qui concerne les attributions futures qui pourraient être réalisées en application du Sous-Plan Français, le Conseil d'administration pourra à tout moment modifier, changer, suspendre ou interrompre le Plan ou le Sous-Plan Français. De plus, dans la mesure nécessaire et souhaitable pour respecter la Législation Applicable, la Société devra obtenir l'accord des actionnaires pour modifier l’une quelconque des clauses du Plan, selon les modalités et les conditions requises par la Législation Applicable.

27. Definitions.	27. Définitions.

Section 27 of the Plan shall be amended to read as follows:	L’article 27 du Plan est modifié, pour être rédigé comme suit :

27. DEFINITIONS.  The terms set forth below shall have the meanings set forth in this Section 27, rather than the definition, if any, set forth in the Plan. Unless otherwise defined in this French Sub-Plan, including this Section 27, capitalized terms used in this French Sub-Plan shall have the meaning set forth in the Plan.

27. DÉFINITIONS. Les termes figurant ci-dessous ont la signification figurant dans le présent article 27, plutôt que la définition figurant éventuellement dans le Plan. Sauf définition contraire figurant dans le présent Sous-Plan Français, y compris dans le présent article 27, les termes avec une majuscule à l’initiale utilisés dans le présent Sous-Plan Français auront la signification figurant dans le Plan.

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“Acquisition Period” means the period between the Grant Date and the Vesting Date.	« Période d'Acquisition » désigne la période commençant à la Date d’Attribution et prenant fin à la Date d'Acquisition.

“Award” means any grant of a Restricted Stock Unit made under this French Sub-Plan.	« Attribution » désigne l’attribution d’Actions Gratuites faite en application du présent Sous-Plan Français.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
« Comité » désigne le Comité des Rémunérations du Conseil d'administration, ou les personnes ayant reçu une délégation pour administrer le Plan ou une partie du Plan selon les modalités autorisées par la loi.

“Disability” means total and permanent disability established on the basis of medical evidence and corresponding to the ranking in the second or third category provided in article L.341-4 of the French Social Security Code (“Code de la sécurité sociale”).

« Invalidité » désigne une invalidité totale et permanente, attestée au moyen d’un certificat médical et correspondant au classement dans la deuxième ou dans la troisième catégorie prévue à l'article L. 341-4 du Code de la sécurité sociale français.

“French-Resident Participant” means a French-Resident Employee, who has been selected to receive an RSU under this French Sub-Plan.	« Résident Participant Français » désigne un Salarié Résident Français, qui est éligible à recevoir des Actions Gratuites en application du présent Sous-Plan Français.

“French-Resident Employee” means an individual who:	« Salarié Résident Français » désigne une personne physique qui :

(i) is employed in a salaried position by (A) a French Subsidiary, (B) the Company (if such individual works for a French branch of the Company), or (C) a non-French Subsidiary (if such individual works for a French branch of the non-French Subsidiary;

(i) à la qualité de salarié de (A) une Filiale française, (B) la Société (si cette personne physique travaille pour une succursale française de la Société), ou (C) une Filiale française (si cette personne physique travaille pour une succursale française d'une Filiale non française;

(ii) is a resident of France for tax purposes on the Grant Date; and	(ii) est fiscalement résidente de France à la Date d’Attribution ; et

(iii) does not own on the Grant Date and will not own thereafter more than ten percent (10%) of the share capital of the Company.	(iii) ne possède pas, à la Date d’Attribution, et ne possédera pas, à l’issue de l’Attribution, plus de dix pour cent (10%) du capital social de la Société.

“Grant” means the grant of an RSU under this French RSU Sub-Plan.	« Attribution » désigne l’attribution d’une Action Gratuite en application du présent Sous-Plan Français.

“Grant Date” means the date on which the Committee approves grants RSUs to French-Resident Participants under this French RSU Sub-Plan. Notice of the determination shall be given to each French-Resident Participant to whom an Award is so granted within a reasonable time after the date of such grant approval.

« Date d’Attribution » désigne la date à laquelle le Comité approuve l’Attribution des Actions Gratuites à des Participants Résidents Français en vertu du présent Sous-Plan Français. Chaque Participant Résident Français auquel une Action Gratuite est ainsi attribuée est informé de la décision d’Attribution dans un délai raisonnable après la date de cette approbation d’Attribution.

“Holding Period” means the period beginning on the date of transfer of ownership of RSU Shares, it being understood that the cumulative duration of the Vesting Period and the Holding Period cannot be shorter than two (2) years from the Grant Date.

« Période de Conservation » désigne la période commençant à la date du transfert de propriété, étant précisé que la durée cumulée de la Période d'Acquisition et de la Période de Conservation ne peut être inférieure à deux (2) ans suivant la Date d’Attribution.

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“Restricted Stock Unit” or “RSU” means the right, granted in accordance with articles L.225-197-1 et seq. of the French Commerce Code (Code de Commerce), giving a French-Resident Participant the right to receive Shares pursuant to a vesting schedule and the other terms and conditions set forth in the applicable Restricted Stock Unit Agreement, it being specified that the vesting schedule cannot provide for vesting earlier than the first (1st) annual anniversary of the Grant Date.

« Action Gratuite » ou « AGA », ou « Restricted Stock Unit », désigne le droit octroyé à un Participant Résident Français conformément aux dispositions des articles L.225-197-1 et suivants du Code de commerce français, lui conférant le droit conditionnel de recevoir des Actions Gratuites suivant un calendrier d’acquisition et sous réserve du respect de conditions figurant dans le Contrat d’Attribution applicable, étant précisé que le calendrier d'acquisition ne pourra prévoir que cette acquisition intervienne avant le premier (1er) anniversaire suivant la Date d'Attribution.

“RSU Share” means a Share issued pursuant to an RSU that is subject to selling restrictions for a period determined by the Committee which, together with the Vesting Period, can be no less than two (2) years from the Grant Date. The total number of Shares subject to RSUs granted by the Company cannot exceed ten percent (10%) of its share capital at the Grant Date.

« Action issue de l’Attribution » désigne une Action attribuée gratuitement à l’issue de la Période d’Acquisition et faisant l'objet d’une obligation de conservation pendant une période fixée par le Comité et dont la durée, ajoutée à celle de la Période d’Acquisition, ne peut être inférieure à deux (2) ans suivant la Date d’Attribution. Le nombre total d'Actions attribuées par la Société en application du Sous-Plan Français ne peut excéder dix pour cent (10%) de son capital social à la Date d'Attribution.

“Subsidiary” means a subsidiary of the Company, the share capital or voting power of which is at least ten percent (10%) owned, directly or indirectly, by the Company, and any other company in which the Company may come to own at least ten percent (10%) of the share capital or voting power, directly or indirectly.

« Filiale » désigne une filiale de la Société, dont le capital social ou les droits de vote sont détenus directement ou indirectement à hauteur de dix pour cent (10%) au moins par la Société, et toute autre société dont la Société pourrait venir à détenir, directement ou indirectement, au moins dix pour cent (10%) du capital social ou des droits de vote.

“Vesting Date” means the date on which the conditions set forth in the Restricted Stock Unit Agreement are met and the RSUs are settled in Shares, it being specified that such date cannot occur earlier than the second (1st) annual anniversary of the Grant Date.

« Date d’Acquisition » désigne la date à laquelle les conditions indiquées dans le Contrat d’Attribution sont remplies et les Actions Gratuites sont définitivement acquises et livrées, étant précisé que cette date ne peut intervenir avant le premier (1er) anniversaire de la Date d'Attribution.

28. Miscellaneous Provisions. The following Section shall be added to this French Sub-Plan:	28. Divers. L'article suivant est ajouté au Sous-Plan Français :

(a) Severability. In the event that any term or condition of the Plan and this French Sub-Plan is considered to be void under applicable law in any jurisdiction with respect to any French-Resident Participant, the Plan and this French Sub-Plan shall be interpreted in respect of such French-Resident Participant as if they did not contain such term or condition. All other terms and conditions of the Plan and this French Sub-Plan that are valid shall remain fully in force and shall be interpreted and applied in the manner that most closely respects the original intention of the Plan and this French Sub-Plan.

(a) Dissociabilité. Si une clause ou une condition du Plan ou du présent Sous-Plan Français venait à être considérée comme étant nulle d'après le droit applicable de n'importe quel État, le Plan et le présent Sous-Plan Français devront être interprétés, pour le Participant Résident Français concerné, comme s’ils ne renfermaient pas cette clause ou cette condition. Toutes les autres clauses et conditions du Plan et du présent Sous-Plan Français qui sont valables resteront pleinement applicables et devront être interprétées et s’appliquer d'une manière qui respecte le plus étroitement possible l'intention originale du Plan et du présent Sous-Plan Français.

(b) Language. The Plan and this French Sub-Plan shall be translated into French but if the translated versions are different than the English version, the English version will prevail.	(b) Langue. Le Plan et le présent Sous-Plan Français seront traduits en français, mais si les versions traduites sont différentes de la version anglaise, la version anglaise prévaudra.

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Appendix B-2
FACEBOOK, INC.
MARKED COPY OF 2012 EQUITY INCENTIVE PLAN

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FACEBOOK, INC.
2012 EQUITY INCENTIVE PLAN
(as amended ~~in December 2012~~and restated on ___, 2016)
1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents ~~and~~, Subsidiaries and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. The Plan is hereby amended and restated effective as of the Restatement Date. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.SHARES SUBJECT TO THE PLAN.

2.1Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is 25,000,000 Shares, plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2005 Stock Plan (the “Prior Plan”) on the Effective Date ~~(as defined below)~~, (ii) shares that are subject to stock options or other awards granted under the Prior Plan that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (iii) shares issued under the Prior Plan before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (iv) shares issued under the Prior Plan that are repurchased by the Company at the original issue price, and (v) shares that are subject to stock options or other awards under the Prior Plan that are used or withheld to pay the exercise price of an option or to satisfy the tax withholding obligations related to any award. Substitute Awards may be granted under the Plan and any such grants shall not reduce the Shares authorized for grant under the Plan. For purposes of the reservation and availability for grant and issuance of Shares under the Plan (i) Shares reserved pursuant to this Section 2.1 for Awards granted before the payment of the Initial Class C Dividend shall be shares of Class A Common Stock of the Company and shall equal the number of Shares subject to outstanding Awards immediately prior to the payment of the Initial Class C Dividend (without adjustment for the payment of the Initial Class C Dividend), reduced by any Shares of Class A Common Stock of the Company that become available for grant and issuance as Class C Capital Stock of the Company pursuant to Section 2.2 of the Plan on or following the date of payment of the Initial Class C Dividend and (ii) all other Shares reserved pursuant to this Section 2.1 on or following the date of payment of the Initial Class C Dividend shall be shares of Class C Capital Stock.

2.2Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards of Common Stock under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. On or following the payment of the Initial Class C Dividend, any such Shares that again become available for grant and issuance shall be shares of Class C Capital Stock of the Company. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. ~~For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.~~

2.3Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan following the date the amended and restated Plan is approved by the Board, by the lesser of (i) two and one half percent (2.5%) of the ~~number of Shares~~sum of the number of shares of Class A Common Stock of the Company and the number of shares of Class C Capital Stock of the Company issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of ~~Shares~~shares determined by the Board.

2.5Limitations. No more than 120,000,000 Shares shall be issued pursuant to the exercise of ISOs.

2.6Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without

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consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.5, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3 and (f) the number of Shares that are granted as Awards to Non-Employee Directors as set forth in Section 12, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants~~, Directors~~ and Non-Employee Directors ~~of the Company or any Parent or Subsidiary of the Company~~; provided such Consultants~~, Directors~~ and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than 2,500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate (including new Employees who are also officers and directors of the Company or any Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate) are eligible to receive up to a maximum of 5,000,000 Shares in the calendar year in which they commence their employment.

4.ADMINISTRATION.

4.1Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a)construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)select persons to receive Awards;

(d)determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)determine the number of Shares or other consideration subject to Awards;

(f)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g)determine the date of termination of a Participant’s employment or services;

(h)~~(g)~~ determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate;

(i)~~(h)~~ grant waivers of Plan or Award conditions;

(j)~~(i)~~ determine the vesting, exercisability and payment of Awards;

(k)~~(j)~~ correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(l)~~(k)~~ determine whether an Award has been earned;

(m)~~(l)~~ determine the terms and conditions of any, and to institute any Exchange Program;

(n)~~(m)~~ reduce or waive any criteria with respect to Performance Factors;

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(o)~~(n)~~ adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

(p)~~(o)~~ adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

(q)~~(p)~~ make all other determinations necessary or advisable for the administration of this Plan; and

(r)~~(q)~~    delegate any of the foregoing to a subcommittee consisting of one or more executive officers pursuant to a specific delegation.

4.2Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, other extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4    Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.5     Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries or Affiliates operate or have employees or other individuals eligible for Awards or to facilitate the offering and administration of the Plan in such other countries, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries and Affiliates shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to or held by individuals outside the United States to comply with applicable foreign laws or facilitate the offering and administration of the Plan in view of such foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2 hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply or facilitate compliance with any local governmental regulatory exemptions or approvals. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

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5.OPTIONS. The Committee may grant Options to ~~Participants~~eligible Employees, Consultants, and Non-Employee Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

5.1Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a)If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.

(b)If the Participant is Terminated because of the Participant’s death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

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(c)If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d)If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

5.7Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent ~~or~~, Subsidiary or Affiliate) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.RESTRICTED STOCK AWARDS.

6.1Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to ~~a Participant~~an eligible Employee, Consultant, or Non-Employee Director a number of Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

6.4Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or any Parent, Subsidiary or Affiliate or upon completion of Performance Factors, if any, during any Performance

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Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5Termination ~~of Participant~~. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

7.STOCK BONUS AWARDS.

7.1Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible ~~person~~Employee, Consultant, or Non-Employee Director of Shares for services to be rendered or for past services already rendered to the Company or any Parent ~~or~~, Subsidiary or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4Termination ~~of Participation~~. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.STOCK APPRECIATION RIGHTS.

8.1Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to ~~a Participant~~an eligible Employee, Consultant, or Non-Employee Director that may be settled in cash~~,~~ or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

8.3Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

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8.4Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code.

8.5Termination ~~of Participation~~. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

9.RESTRICTED STOCK UNITS.

9.1Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to ~~a Participant~~an eligible Employee, Consultant, or Non-Employee Director covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

9.4Termination ~~of Participant~~. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.PERFORMANCE AWARDS.

10.1Performance Awards. A Performance Award is an award to ~~a Participant of~~an eligible Employee, Consultant, or Non-Employee Director a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant’s Termination on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; and (y) select from among the Performance Factors to be used. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $10,000,000 in Performance Awards in any calendar year under this Plan.

10.3Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

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10.4Termination ~~of Participant~~. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.PAYMENT FOR SHARE PURCHASES.
Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(a)by cancellation of indebtedness of the Company to the Participant;

(b)by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate;

(d)by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e)by any combination of the foregoing; or

(f)by any other method of payment as is permitted by applicable law.

12.GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1Types of Awards. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4    Election to receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.
13.WITHHOLDING TAXES.

13.1Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent ~~or~~, Subsidiary or Affiliate employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant. The Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld ~~and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.~~ as required by applicable tax rules or as of a date determined by the Committee in its discretion, where permitted by applicable law.

13.2Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value ~~equal~~up to the ~~minimum~~maximum statutory amount required to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment, or (iii) delivering to the

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Company already-owned Shares having a Fair Market Value ~~equal~~up to the ~~minimum~~maximum amount required to be withheld unless a lesser amount of withholding is required to avoid adverse accounting treatment.

14.TRANSFERABILITY.

14.1Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.

14.2Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent, Subsidiary or Affiliate, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any ~~dividend equivalent~~ rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

15.2Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17.ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form

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as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20.NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate or limit in any way the right of the Company or any Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate to terminate Participant’s employment or other relationship at any time.

21.CORPORATE TRANSACTIONS.

21.1Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Corporate Transaction unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

21.3Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

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23.TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this amended and restated Plan is ~~adopted~~approved by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24.AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or ~~directors~~Directors of the Company.

27.DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Affiliate” means any entity other than a Parent or Subsidiary that, directly or indirectly, is controlled by, controls or is under common control with, the Company or in which the Company has a significant equity interest, in either case as determined by the Board; provided, however, that the definition of Affiliate shall be limited to entities that are eligible issuers of service recipient stock (as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(E), or applicable successor regulation) for Awards that would otherwise be subject to Section 409A, unless the Committee determines otherwise.
“Award” means any award ~~under~~granted pursuant to the provisions of the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.
“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
“Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.
“Board” means the Board of Directors of the Company.
“Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

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“Common Stock” means ~~the Class A Common~~(i) with respect to Awards granted before the date of the payment of the first dividend of Class C Capital Stock to all holders of Class A Common Stock and Class B Common Stock (the “Initial Class C Dividend”), the Class A Common Stock of the Company, and (ii) with respect to Awards granted on and after the date of the payment of the Initial Class C Dividend and any Shares issued pursuant to any adjustment made in accordance with Section 2.6 upon the payment of the Class C Dividend, the Class C Capital Stock of the Company.
“Company” means Facebook, Inc., or any successor corporation.
“Consultant” means any ~~person~~individual, including an advisor or independent contractor, engaged by the Company or a Parent ~~or~~, Subsidiary or Affiliate to render services to such entity other than as an Employee or Non-Employee Director.
“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).
“Director” means a member of the Board.
“Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.
“Effective Date” means the day immediately prior to the date of the underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement that is declared effective by the SEC.
“Employee” means any ~~person~~individual, including ~~Officers~~officers and ~~Directors~~directors, employed by the Company or any Parent ~~or~~, Subsidiary ~~of the Company~~or Affiliate. Neither service as a Director nor payment of a ~~director~~Director’s fee by the Company will be sufficient to constitute “employment” by the Company.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).
“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:
(a)if such Common Stock is publicly traded and is then listed on a national securities exchange, the closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as officially quoted in the composite tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date;

(b)if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(c)in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

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(d)~~if none of the foregoing is applicable,~~ by the Board or the Committee in good faith.

“Insider” means an officer or ~~director~~Director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
“Non-Employee Director” means a Director who is not an Employee of the Company or any Parent ~~or~~, Subsidiary or Affiliate.
“Option” means an award of an option to purchase Shares pursuant to Section 5.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Participant” means a person who holds an Award under this Plan.
“Performance Award” means cash or stock granted pursuant to Section 10 or Section 12 of the Plan.
“Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following objective measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary or Affiliate, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)	Profit Before Tax;

(b)	Billings;

(c)	Revenue;

(d)	Net revenue;

(e)	Earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings);

(f)	Operating income;

(g)	Operating margin;

(h)	Operating profit;

(i)	Controllable operating profit, or net operating profit;

(j)	Net Profit;

(k)	Gross margin;

(l)	Operating expenses or operating expenses as a percentage of revenue;

(m)	Net income;

(n)	Earnings per share;

(o)	Total stockholder return;

(p)	Market share;

(q)	Return on assets or net assets;

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(r)	The Company’s stock price;

(s)	Growth in stockholder value relative to a pre-determined index;

(t)	Return on equity;

(u)	Return on invested capital;

(v)	Cash Flow (including free cash flow or operating cash flows)

(w)	Cash conversion cycle;

(x)	Economic value added;

(y)	Individual confidential business objectives;

(z)	Contract awards or backlog;

(aa)	Overhead or other expense reduction;

(bb)	Credit rating;

(cc)	Strategic plan development and implementation;

(dd)	Succession plan development and implementation;

(ee)	Improvement in workforce diversity;

(ff)	Customer indicators;

(gg)	New product invention or innovation;

(hh)	Attainment of research and development milestones;

(ii)	Improvements in productivity;

(jj)	Bookings;

(kk)	Attainment of objective operating goals and employee metrics; and

(ll)	Any other metric that is capable of measurement as determined by the Committee.
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
“Performance Period” means the period of service determined by the Committee, during which years of service or performance is to be measured for the Award.
“Performance Share” means a performance share bonus granted as a Performance Award.
“Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
“Plan” means this Facebook, Inc. 2012 Equity Incentive Plan.

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“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
“Restatement Date” means the date on which the Plan, as amended and restated herein, is approved by the Company’s stockholders.
“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.
“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Shares” means shares of the Company’s Common Stock and the common stock of any successor ~~security~~entity.
“Stock Appreciation Right” means an Award granted pursuant to Section 8 or Section 12 of the Plan.
“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
“Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or Affiliate or with which the Company or any Subsidiary or Affiliate combines.
“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent ~~or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law~~, Subsidiary or Affiliate. The Committee will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the “Termination Date”).
“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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EXHIBIT A
FRENCH SUB-PLAN

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SUB-PLAN TO THE FACEBOOK, INC. 2012 EQUITY INCENTIVE PLAN Qualified Restricted Stock Units (FRANCE) [ ] 2016
SOUS-PLAN
DU PLAN EN ACTIONS 2012 DE FACEBOOK, INC. 2012
(le « FACEBOOK, INC. 2012 EQUITY INCENTIVE PLAN »)
Plan d'attribution gratuite d’actions dit « éligible » (« Qualified Restricted Stock Units »)
(FRANCE)
[ ] 2016

This Sub-Plan to the Facebook, Inc. (the “Company”) 2012 Equity Incentive Plan relating to Restricted Stock Units granted to Employees in France (the “French Sub-Plan”) was created under and pursuant to the Facebook, Inc. 2012 Equity Incentive Plan (the “Plan”) and is intended to govern Restricted Stock Units (“RSUs”) granted to French-Resident Participants that are intended to qualify for preferred treatment under French tax and social security laws. All other types of Awards shall not be governed by this French Sub-Plan, but remain governed by the terms of the Plan or any applicable sub-plan, as the case may be.

Le présent sous-plan au plan « Equity Incentive Plan » 2012 de Facebook, Inc. (la « Société »), portant sur l’Attribution gratuite d'actions ou « Restricted Stock Units », octroyées aux Salariés français (le « Sous-Plan Français ») a été mis en œuvre en application du plan en actions 2012 de Facebook, Inc., « Facebook, Inc. 2012 Equity Incentive Plan » (le « Plan »). Il a vocation à régir les attributions gratuites d'actions ou « AGA », faites au profit de Participants Résidents Français, qui ont vocation à être éligibles au régime fiscal et social de faveur en droit français. Les autres types d’attributions (les « Autres Attributions ») ne sont pas régis par le présent Sous-Plan Français, mais restent régis par les dispositions du Plan et/ou de tout autre sous-plan applicable, selon le cas.

Grants made pursuant to this French Sub-Plan shall give rise to the issuance by the Board of a Restricted Stock Unit Agreement which shall specify the precise terms and conditions of each grant, subject to the provisions contained in this French Sub-Plan.

Les Attributions, faites en application du présent Sous-Plan Français donnent lieu à l'établissement, par le Conseil d'administration, d'un Contrat d’Attribution qui définit les termes précis et les conditions précises de chaque attribution, sous réserve des dispositions figurant dans le présent Sous-Plan Français.

The Board may grant RSUs pursuant to this French Sub-Plan to any French-Resident Participant. All Sections and subsections of the Plan that relate to the grant of RSUs (exclusive of any other Awards) are incorporated herein and shall apply to RSUs granted pursuant to this French Sub-Plan, except that Sections 4.3, 5, 6, 7, 8, 10, 11, 12, 13.2, 15.2, 17, 18, 21.2, and 21.3 are not incorporated herein and the following Sections and subsections of the Plan shall be modified as set forth below. The modifications below, and the establishment of the French Sub-Plan, shall only affect RSUs granted pursuant to this French Sub-Plan and the recipients of such RSUs and shall not affect or modify the Plan in any other way.

Le Conseil d'administration peut attribuer des Actions Gratuites conformément au présent Sous-Plan Français à tous les Participants Résidents Français. Tous les articles et tous les sous-articles du Plan qui ont trait à l’attribution d’Actions Gratuites (à l'exclusion de toute autre Instrument) sont incorporés au présent document et s'appliquent aux Actions Gratuites attribuées conformément au présent Sous-Plan Français, à l’exception des articles 4.3, 5, 6, 7, 8, 10, 11, 12, 13.2, 15.2, 17, 18, 21.2 et 21.3 qui ne sont pas incorporés au présent document et des articles suivants du Plan qui sont modifiés selon les modalités indiquées ci-dessous. Les modifications ci-dessous, et la mise en œuvre du Sous-Plan Français, n'affectent que les Actions Gratuites octroyées conformément au présent Sous-Plan Français et les bénéficiaires de ces Actions Gratuites, sans affecter et modifier le Plan d'aucune autre manière.

Each Section of the Plan set forth below shall be amended to read as follows in the French Sub-Plan:	Chaque article du Plan mentionné ci-dessous du Plan est modifié, pour être rédigé comme suit dans le Sous-Plan Français :
1. Purpose of the Plan.	1. Objet du Plan.

Section 1 of the Plan shall be amended to read as follows:	L’article 1 du Plan est modifié, pour être rédigé comme suit :

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1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate French-Resident Participants whose present and potential contributions are important to the success of the Company, and of any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Restricted Stock Units. Capitalized terms not defined elsewhere in the text are defined in Section 27.

1. OBJET.  L'objet du présent Plan est d’octroyer des instruments incitatifs qui attirent, retiennent et motivent les Participants Résidents Français dont la contribution actuelle et potentielle est importante pour la réussite de la Société, des Sociétés Mères et des Filiales existantes ou qui pourraient à l’avenir exister, en leur offrant l'opportunité de participer à la performance future de la Société par l'attribution d’Actions Gratuites. Les termes avec une majuscule qui ne sont pas définis ailleurs dans le texte sont définis à l’article 27.

2. Shares Subject to the Plan.	2. Actions couvertes par le Plan.

The subsection 2.6 shall be amended to read as follows:	Le présent sous-article 2.6 est modifié pour être rédigé comme suit :

2.6 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the number of Shares subject to outstanding RSUs, (c) the maximum number of Shares that may be issued to a French-Resident Participant in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable US and French securities and corporate laws, provided that fractions of a Share will not be issued and provided further that no consideration or indemnity whatsoever shall be paid in lieu of fractional shares, if any. Notwithstanding the foregoing, the Board shall be authorized to make adjustments in the number of Shares subject to an RSU only insofar as the adjustment aims at protecting and maintaining the rights of the applicable French-Resident Participant.

2.6 Ajustement des Actions. En cas de modification du nombre d'Actions en circulation en raison d’une distribution de dividendes en Actions, d’une recapitalisation, d'une division d'Actions, d'un regroupement d'Actions, d'une subdivision, d'une combinaison, d’un reclassement ou d'un changement similaire affectant la structure du capital de la Société, sans contrepartie, alors (a) le nombre d'Actions Gratuites pouvant être attribuées à l’avenir, en application du Plan et figurant à l’article 2.1, (b) le nombre d'Actions Gratuites déjà attribuées, (c) le nombre maximum d'Actions pouvant être livrées à un Participant Résident Français par année civile figurant à l'article 3, sera ajusté proportionnellement, en respectant les mesures éventuellement préconisées par le Conseil d'administration et les actionnaires de la Société et en conformité avec les législations américaine et française en matière de droit des sociétés, étant précisé d’une part qu'il ne sera pas émis de fractions d'Actions et d’autre part, que les fractions d'Actions ne donneront lieu ni à paiement, ni à indemnisation, sous quelque forme que ce soit. Nonobstant les dispositions qui précèdent, le Conseil d'administration ne sera autorisé à ajuster le nombre d'Actions Gratuites que dans la mesure où cet ajustement vise à protéger et à préserver les droits du Participant Résident Français concerné.

3. Eligibility.	3. Éligibilité.

Section 3 of the Plan shall be amended to read as follows:	L’article 3 du Plan est modifié, pour être rédigé comme suit :

3. ELIGIBILITY. RSUs granted under the Plan may be granted only to French-Resident Employees. No French-Resident Participant will be eligible to receive more than 2,500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new French-Resident Employees are eligible to receive up to a maximum of 5,000,000 Shares in the calendar year in which they commence their employment, subject to any applicable limitations under French law.

3. ÉLIGIBILITÉ. Les Actions Gratuites attribuées en application du Plan ne peuvent être octroyées qu’à des Salariés Résidents Français . Aucun Participant Résident Français ne sera éligible à recevoir plus de 2 500 000 Actions au titre d’année civile en application du Plan, à moins que les Salariés Résidents Français concernés soient nouvellement nommés dans l’exercice de leur emploi, auquel cas ils seront éligibles à recevoir un maximum de 5 000 000 Actions au cours de l’année civile de la conclusion de leur contrat de travail, sous réserve de toutes les restrictions applicables en droit français.

4. Administration.	4. Administration.

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Section 4.2 of the Plan shall be amended to read as follows:	L’article 4.2 du Plan est modifié, pour être rédigé comme suit :

4.2 Committee Interpretation and Discretion. Any determination made by the Committee with respect to an RSU shall be made in its sole discretion at the time of grant of such RSU or, unless in contravention of any express term of the Plan or French Sub-Plan, at any later time, and such determination shall be binding on the Company and all persons having an interest in any RSU under the Plan. Any dispute regarding the interpretation of the Plan, French Sub-Plan or any RSU Agreement shall be submitted to the Committee for resolution, and the Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants, including French-Resident Participants, who are not Insiders. Any dispute that cannot be resolved accordingly shall be submitted by the Participant or Company to the exclusive jurisdiction of the State of California.

4.2 Interprétation et pouvoir discrétionnaire d'appréciation du Comité. Toutes les décisions du Comité relatives aux Actions Gratuites seront prises discrétionnairement au moment de l’Attribution ou, sous réserve de ne pas contrevenir à une disposition expresse du Plan ou du Sous-Plan Français, à une date ultérieure et ces décisions seront opposables à la Société ainsi qu’à toute personne attributaire d’Actions Gratuites régies par le Plan. Les différends relatifs à l'interprétation du Plan, du Sous-Plan Français ou du Contrat d’Attribution seront soumis au Comité, et le Comité pourra déléguer à un ou plusieurs administrateurs dirigeants le pouvoir d'examiner et de régler les différends relatifs aux Attributions, pour autant que ces Participants ne soient pas des Initiés. Les différends qui ne pourront être réglés corrélativement seront déférés par le Participant ou par la Société à la compétence exclusive de l'État du Californie.

9. Restricted Stock Units.	9. Attribution d’Action Gratuites.

Subsections 9.1, 9.3 and 9.4 shall be deleted and replaced by the following, and subsections 9.5 to 9.12 will be inserted in this Section 9:	Les Sous-articles 9.1, 9.3 et 9.4 du Plan sont supprimés et remplacés par les dispositions suivantes et les articles 9.5 à 9.12 seront ajoutés au présent Article 9:

9.1 Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award granted to a French-Resident Participant covering a number of Shares that may be settled on a given date by issuance of new Shares or the delivery of existing Shares. In the case where the RSU gives the right to receive existing Shares, the Company shall repurchase such Shares prior to the date on which the RSUs are settled. All RSU grants shall be made pursuant to an Award Agreement.

9.1 Attributions d’Actions Gratuites. Une attribution d’Actions Gratuites est uneattribution faite au profit d’un Participant Résident Français, du droit conditionnel de recevoir à un terme donné, un certain nombre d’Actions nouvelles ou existantes. Au cas où les Actions Gratuites donnent le droit de recevoir des Actions existantes, la Société devra racheter ces Actions avant la date de livraison des Actions. Toutes les Attributions d’Actions Gratuites devront être réalisées conformément aux termes du Contrat d'Attribution.

9.3 Form and Timing of Settlement. RSU Shares will be issued/transferred for free to the French-Resident Participants who satisfy the conditions of the Plan, this French Sub-Plan, and the applicable Restricted Stock Unit Agreement. French-Resident Participants will not be required to make any investment to receive the Shares. Delivery of RSU Shares pursuant to vested RSUs shall be made on the date(s) determined by the Committee and set forth in the applicable Restricted Stock Unit Agreement. The Committee must settle vested RSUs exclusively in Shares.

9.3 Forme et calendrier de livraison. Les Actions Gratuites seront émises/transférées gratuitement aux Participants Résidents Français qui remplissent les conditions du Plan, du Sous-Plan Français et du Contrat d’Attribution applicable. Les Participants Résidents Français n’auront pas à débourser la moindre somme pour recevoir les Actions. La remise des Actions définitivement acquises interviendra à la date ou aux dates décidées par le Comité et indiquées dans le Contrat d’Attribution applicable. Le Comité livrera les Actions Gratuites définitivement acquises exclusivement en Actions.

9.4 Vesting Conditions. Subject to the terms of the Plan, this French Sub-Plan, and the applicable Restricted Stock Unit Agreement, RSUs shall vest as set forth in the applicable Restricted Stock Unit Agreement, provided that the vesting schedule cannot provide for vesting earlier than the first annual anniversary of the Grant Date.

9.4 Conditions d’acquisition. Sous réserve du respect des dispositions du Plan, du présent Sous-Plan Français et du Contrat d’Attribution applicable, les Actions Gratuites seront acquises suivant le calendrier figurant dans le Contrat d’Attribution applicable, étant précisé que le calendrier d'acquisition ne pourra prévoir que la Date d'Acquisition des Actions intervienne avant le premier anniversaire suivant la Date d'Attribution.

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Notwithstanding the foregoing, in the case of the French-Resident Participant's death, any vesting conditions based on the French-Resident Participant’s continuous service shall be waived and the French-Resident Participant’s heir or heirs may request the delivery of the Shares within a period of six (6) months following his or her death. If the French-Resident Participant’s heir or heirs do not request delivery of the Shares within a period of six (6) months following the French-Resident Participant’s death, the RSUs will be forfeited.

Nonobstant les dispositions qui précèdent, en cas de décès d’un Participant Résident Français, la condition de présence du Participant Résident Français sera levée et le ou les héritiers du Participant Résident Français pourront demander à se faire attribuer définitivement les Actions dans un délai de six (6) mois suivant son décès. Si le ou les héritiers du Participant Résident Français ne demandent pas la livraison des Actions dans un délai de six (6) mois suivant le décès du Participant Résident Français, les Actions Gratuites seront caduques.

9.5 Termination of French-Resident Participant. Except as may be set forth in the French-Resident Participant’s Restricted Stock Unit Agreement, and save the case of Death, vesting shall cease upon the termination of the French-Resident Participant’s continuous service (unless determined otherwise by the Committee).

9.5 Cessation des fonctions du Participant Résident Français. Sauf indication contraire figurant dans le Contrat d’Attribution, et hormis le cas de décès, les droits d’un Participant Résident Français à recevoir ses Actions seront caducs si le Participant Résident Français ne satisfait plus à la condition de présence au cours de la Période d’Acquisition (sauf décision contraire du Comité).

9.6 Selling Restrictions. The Shares will be delivered to the French-Resident Participants upon the settlement of RSUs on the date(s) determined by the Committee and set forth in the applicable Restricted Stock Unit Agreement. Shares will be delivered and recorded in an account opened in the name of the shareholder (inscription au nominatif) with a broker or an escrow agent or in such other manner as the Company may otherwise determine in order to ensure compliance with applicable French law. However, the French-Resident Participants will not be permitted to sell, transfer, pledge or otherwise assign the Shares received upon settlement of RSUs during the Holding Period, provided that the Holding Period shall not apply and accelerated sale will be permitted in the case of the French-Resident Participant's death or Disability.

9.6 Restrictions à la vente. Les Actions seront livrées aux Participants Résidents Français à l’issue de la Période d’Acquisition, à la date ou aux dates décidées par le Comité et figurant dans le Contrat d’Attribution applicable. Les Actions seront remises et inscrites sur un compte ouvert au nom de l'actionnaire (inscription au nominatif) chez un courtier ou chez un mandataire séquestre, ou suivant toutes les modalités décidées par ailleurs par la Société, afin d'assurer le respect du droit français applicable. Toutefois, il ne sera pas permis aux Participants Résidents Français de vendre ou de transférer sous quelque forme que ce soit les Actions pendant la Période de Conservation, étant précisé que la Période de Conservation ne s'appliquera pas, et qu’une vente anticipée sera autorisée, en cas de décès ou d'Invalidité du Participant Résident Français.

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9.7 Insider Trading Restrictions. Following the expiration of the Holding Period, Shares received upon settlement of RSUs may be subject to further sale restrictions as set forth in the Plan, this French Sub-Plan and the applicable Restricted Stock Unit Agreement. Pursuant to article L 225-197-1 of the French Code de commerce, shares of a listed company cannot be sold (i) during the period of ten (10) stock-exchange trading days that precede and three (3) stock-exchange trading days that follow the date on which the consolidated accounts, or failing that, the annual accounts are made public; and (ii) during the period between the date on which the company's management has knowledge of information which, if it were made public, could have a significant impact on the price of the company's securities, and the date ten (10) stock-exchange trading days after that on which the said information is made public. These rules shall apply to French-Resident Participants unless they are otherwise restricted from selling Shares received upon settlement of RSUs under similar rules applicable under U.S. law, in which case the U.S. rules shall prevail. In any event, Participants are at all times required to comply with the Facebook, Inc. Insider Trading Policy as may be amended from time to time and in particular Section II re No Trading on Material Non-Public Information, Black-Out Periods, and other important matters.  Persons who violate these general rules and the Insider Trading Policy may be subject to legal and financial penalties.  If a French-Resident Participant trades during any applicable Black-Out Period as described in the Insider Trading Policy, or if the French tax authorities deem that the French-Resident Participant has not complied with the French closed period restrictions above and/or similar rules under applicable U.S. law, the RSUs and Shares received under the RSUs may lose Qualified status, and the French-Resident Participant may not receive preferential tax treatment.

9.7 Restrictions relatives au Délit d’Initié, « Fenêtres négatives ». Après l'expiration de la Période de Conservation, les Actions Gratuites seront librement cessibles, sous réserve des restrictions supplémentaires à la cession éventuellement indiquées dans le Plan, le présent Sous-Plan Français et le Contrat d’Attribution applicable. Conformément à l'article L 225-197-1 du Code de commerce français, les actions d'une société cotée ne pourront être cédées (i) dans le délai de dix (10) séances de bourse précédant et de trois (3) séances de bourse suivant la date à laquelle les comptes consolidés, ou à défaut les comptes annuels, sont rendus publics ; et (ii) dans le délai compris entre la date à laquelle les organes sociaux de la société auront eu connaissance d'une information qui, si elle était rendue publique, pourrait avoir une incidence significative sur le cours des titres de la société, et la date postérieure de dix (10) séances de bourse à celle où cette information est rendue publique. Ces règles s'appliqueront aux Participants Résidents Français, sauf s'ils sont par ailleurs soumis à des restrictions de cession des Actions en raison de règles similaires applicables en droit américain, cas auquel les règles américaines prévaudront. Dans tous les cas, les Participants sont tenus de satisfaire à tout moment aux Règles relatives aux Opérations d’Initiés en vigueur édictées par Facebook, Inc., et en particulier à la Section II relative à l’interdiction de négocier sur la base d’informations non-publiques significatives, aux fenêtres négatives et autres sujets importants. Les personnes qui violeront ces règles générales et les Règles relations aux Opérations d’Initiés pourront être passibles de sanctions légales et financières. Si un Participant Résident Français négocie pendant une Fenêtre Négative telle que décrite dans les Règles relatives aux Opérations d’Initiés, ou si l’administration fiscale française considère que le Participant Résident Français n’a pas satisfait aux restrictions du Code de commerce français susmentionnées et/ou aux règles similaires applicables aux termes du droit américain, le Participant Résident Français pourrait ne pas bénéficier du régime fiscal de faveur attaché à ses Actions Gratuites.

9.8 Death of a French-Resident Participant. In addition to the rules set forth in Section 9.4 above, if a French-Resident Participant dies during the Acquisition Period or the Holding Period, the Holding Period shall not apply and the Shares received upon settlement of RSUs shall be immediately transferable, except as may be required under Section 9.7 above and the Plan.

9.8 Décès d'un Participant Résident Français. Outre les règles indiquées à l'article 9.4 ci-dessus, si un Participant Résident Français décède au cours de la Période d'Acquisition ou de la Période de Conservation, la Période de Conservation ne s'appliquera pas et les Actions issues de l’Attribution seront immédiatement cessibles, sous réserve du respect des dispositions de l'article 9.7 ci-dessus et du Plan.

9.9 Disability of a French-Resident Participant. Notwithstanding any provisions of the Plan, this French RSU Sub-Plan, and the applicable Restricted Stock Unit Agreement, in the case of Disability of a French-Resident Participant during the Holding Period, the Holding Period shall not apply and the Shares received upon settlement of the RSUs shall be immediately transferable, except as may be required under Section 9.7 above and the Plan.

9.9 Invalidité d'un Participant Résident Français. Nonobstant toute disposition du Plan, du présent Sous-Plan Français et du Contrat d’Attribution applicable, si un Participant Résident Français est frappé d’Invalidité au cours de la Période de Conservation, la Période de Conservation ne s'appliquera pas et les Actions issues de l’Attribution seront immédiatement cessibles, sous réserve du respect des dispositions de l'article 9.7 ci-dessus et du Plan.

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9.10 Entitlements / No Employment Rights. A French-Resident Participant’s rights, if any, in respect of or in connection with any RSU are derived solely from the discretionary decision of the Company to permit the individual to participate in this French Sub-Plan and to benefit from a discretionary RSU. By accepting an RSU under the French Sub-Plan, a French-Resident Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan or the French Sub-Plan and/or grant any additional RSUs. Any RSU granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a French-Resident Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

9.10 Droits / Absence de droit lié au contrat de travail. Les droits éventuels d’un Participant Résident Français concernant les, ou relatifs aux, Actions Gratuites résultent de la seule décision discrétionnaire de la Société de permettre à cette personne physique de participer au présent Plan et Sous-Plan Français et de bénéficier discrétionnairement d’une Attribution d’Actions Gratuites. En acceptant l’Attribution régie par le Sous-Plan Français, un Participant Résident Français reconnaît expressément qu'il n’existe aucune obligation, pour la Société, de procéder à de nouvelles Attributions à l’avenir et/ou de procéder à l’attribution d’Actions Gratuites supplémentaires. Les Actions Gratuites accordées en application du présent document ne constituent pas un élément de rémunération récurrent et ne font pas partie de la rémunération normale ou prévisible d'un Participant Résident Français. Elles ne sauraient être prises en compte dans le salaire ou la rémunération, ou dans toute autre rétribution d'un Participant Résident Français pour les besoins du calcul de ses indemnités de retraite, de licenciement, de démission ou de départ de la société qui emploie le Participant Résident Français (ou au sein de laquelle il exerce ses fonctions) .

The Company, and any Parent, Subsidiary and/or affiliate (including any French Subsidiary), reserve the right to terminate the service of any person at any time, and for any reason, subject to applicable laws, applicable articles of incorporation and bylaws and any written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to future vesting, damages or specific performance with respect to the Plan this French Sub-Plan or any outstanding RSU that is forfeited and/or is terminated by its terms or to any future RSU.

La Société, et toute Société-Mère, les Filiales et/ou les sociétés affiliés (y compris les Filiales françaises) se réservent le droit de mettre fin au contrat de travail de toute personne, à tout moment, et pour tout motif, dans le respect de la législation applicable, des statuts applicables et du contrat de travail écrit (s'il en existe un), et la personne dont l’emploi ou la fonction aura ainsi pris fin sera irrévocablement présumée avoir renoncé à intenter toute action en dommages-intérêts ou en exécution du Plan, du présent Sous-Plan Français, et à tout droit sur les Actions Gratuites qui ne lui seraient pas définitivement acquises et qui seront caduques et/ou résiliées par leurs propres stipulations, ou aux Actions Gratuites futures.

9.12 Other Provisions.	9.12 Autres dispositions.

The Restricted Stock Unit Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan and this French Sub-Plan as may be determined by the Committee in its sole discretion. In addition, the provisions of Restricted Stock Unit Agreements need not be the same with respect to each French-Resident Participant.

Le Contrat d’Attribution comportera tous autres termes, dispositions et conditions, ne contredisant pas le Plan et le présent Sous-Plan Français, qui seront décidées par le Comité à sa seule discrétion. En outre, les dispositions des Contrats d’Attribution n'auront pas à être identiques pour chaque Participant Résident Français.

None of the provisions in the Plan and the French Sub-Plan shall have as their effect the establishment or recognition of the existence of a contract of any type whatsoever between the French-Resident Participants and Facebook, Inc.

Aucune disposition du Plan et du Sous-Plan Français n’aura pour effet de créer ni de reconnaître l'existence d'un contrat, de quelque type que ce soit, entre les Participants Résidents Français et Facebook, Inc.

13. Withholding Taxes.	13. Retenues à la source.

Subsection 13 of the Plan shall be deleted and replaced by the following:	L’article 13 du Plan est supprimé et remplacé comme suit :

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Whenever Shares are to be issued in satisfaction of RSUs granted under this Plan, the Company may require the French-Resident Participant to remit to the Company, Parent, or Subsidiary employing the French-Resident Participant or, as the case may be, to the plan administrator (if different than the Company) or the broker or escrow agent where the Shares are registered, an amount sufficient to satisfy applicable U.S. federal, state, local, French and other withholding tax requirements, as the case may be, or any other tax liability legally due from the French-Resident Participant or otherwise in respect of a French-Resident Participant’s participation in the Plan as described in the Restricted Stock Unit Agreement, prior to the delivery of Shares pursuant to settlement of an RSU, or, as the case may be, prior to the delivery of the Shares sales proceeds, any time after the end of the Holding Period.

13. Retenues à la source - Généralités. À chaque fois qu’il faudra émettre des Actions en application du présent Plan, la Société pourra demander au Participant Résident Français de remettre à la Société, à la Société Mère ou à la Filiale qui emploie le Participant Résident Français (ou, selon le cas, à l'administrateur du Plan (s’il est différent de la Société) ou au courtier ou au mandataire séquestre chez lequel les Actions sont inscrites, un montant suffisant pour satisfaire aux obligations fiscales en matière de retenue à la source, qu’elle soient imposées par le droit américain au niveau fédéral, étatique ou local, le droit français ou tout autre droit, ou afférente à tout autre impôt dû par un Résident Participant Français ou autrement à raison de sa participation au Plan tel qu’il est décrit dans le Contrat d’Attribution, et ce, avant de livrer les Actions à l’issue de la Période d’Acquisition ou, selon le cas, avant de lui rétrocéder le produit de cession de ses Actions, à tout moment après la fin de la Période de Conservation.

14. Transferability.	14. Cessibilité.

Section 14 of the Plan shall be deleted and replaced by the following:	L’article 14 du Plan est supprimé et remplacé par les dispositions suivantes :

14.1 Assignment or Transfer of RSUs. RSUs are personal to each French-Resident Participant. A French-Resident Participant cannot sell, transfer or pledge his or her right to receive Shares pursuant to an RSU under the Plan and this French Sub-Plan, except if such transfer occurs through succession to legal beneficiaries in the event of death of the Participant pursuant to Section 9.4 above.

14.1 Transmission ou cession des Actions Gratuites. Les Actions Gratuites sont personnelles à chaque Participant Résident Français. Un Participant Résident Français ne pourra vendre, céder ou nantir son droit à recevoir des Actions Gratuites au terme du Plan et du présent Sous-Plan Français, sauf si ce transfert a lieu par voie de dévolution successorale, à la suite du décès du Participant, conformément à l'article 9.4 ci-dessus.

14.2 Trusts. RSUs cannot be transferred or otherwise assigned by a French-Resident Participant to a trustee of any trust or any similar institution of any kind.
14.2 Trusts. Les Actions Gratuites ne pourront être cédées ou transférées de quelque manière que ce soit par un Participant Résident Français à un trustee en charge de la gestion d’un trust ou d'une institution similaire de tout type.

15. Privileges of Stock Ownership; Restrictions on Shares.	15. Droits attachés aux Actions - Restrictions pesant sur les Actions.

Section 15 of the Plan shall be deleted and replaced by the following Section 15:	L’article 15 du Plan est supprimé et remplacé par l'article 15 suivant :

15. PRIVILEGES OF STOCK OWNERSHIP.  No French-Resident Participant will have any of the rights of a stockholder with respect to any Shares until the RSUs are settled and the Shares are issued to the French-Resident Participant. After Shares are issued to the French-Resident Participant, the French-Resident Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares, provided that additional Shares the French-Resident Participant may become entitled to receive with respect to such Shares by virtue of a stock split of the Company will be subject to the same holding restrictions as the Shares.

15. DROITS ATTACHES AUX ACTIONS. Aucun Participant Résident Français n'aura de droits d’actionnaire sur les Actions durant la Période d’Acquisition. Postérieurement à la livraison des Actions au Participant Résident Français, le Participant Résident Français sera actionnaire et disposera de tous les droits d'un actionnaire sur les Actions issues de l’Attribution, y compris le droit de voter et de recevoir des dividendes ou toute autre distribution faite ou versée au titre de ces Actions, étant précisé que les Actions supplémentaires que le Participant Résident Français pourrait le cas échéant recevoir au titre de ces Actions Gratuites en cas de division des Actions de la Société, seront soumises aux mêmes restrictions et conditions de conservation que les Actions issues de l’Attribution.

21. Corporate Transactions.	21. Opérations sur le Capital Social.

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The following subsections of Section 21 of the Plan shall be amended to read as follows:	Les Sous-articles suivants de l’article 21 du Plan sont modifiés pour être rédigés comme suit :

21.1 Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction, outstanding RSUs shall be subject to the applicable agreement of merger, reorganization, or sale of assets. Such agreement may provide, without limitation, for the assumption or substitution of outstanding RSUs by the surviving corporation or its parent or for the cancellation of outstanding RSUs, with or without consideration. Notwithstanding the foregoing, the Administrator may determine, at the time of grant of RSUs or thereafter, that such RSUs shall become partially or fully vested upon the consummation of a Corporate Transaction or at some time or upon some event related to the Corporate Transaction, in which case the RSUs may no longer benefit from the favorable tax and social security regime.

21.1 Reprise ou substitution. En cas d'Opération sur le Capital Social durant la Période d’Acquisition, les Actions Gratuites seront soumises au contrat de fusion, de restructuration ou de cession d'actifs applicable. Ce contrat pourra prévoir, notamment, la reprise ou la substitution des Actions Gratuites par la société survivante ou par sa société mère, ou l'annulation des Actions Gratuites, avec ou sans paiement d'une contrepartie. Nonobstant les dispositions qui précèdent, l’Administrateur pourra décider, au moment de l’attribution des Actions Gratuites ou ultérieurement, que ces Actions Gratuites deviendront partiellement ou intégralement acquises au Participant Résident Français au moment de la réalisation d'une Opération sur le Capital Social, ou à un moment ou lors d’un événement quelconque relatif à l'Opération sur le Capital Social, auquel cas les Actions Gratuites ne pourront plus bénéficier du régime de faveur fiscal et social.

24.Amendment or Termination of the Plan	24.Modification ou terme du Plan

Section 24 of the Plan shall be deleted and replaced by the following Section 24:	L’article 24 du Plan est supprimé et remplacé par l'article 24 suivant :

24. AMENDMENT OR TERMINATION OF THE PLAN.  No modification may be made to the Plan or the French Sub-Plan with respect to outstanding RSUs previously granted pursuant to the French RSU Sub-Plan unless such modification is required by law, regulation or published administrative interpretation. French-Resident Participants shall be notified of any such modifications to the Plan that affect their rights under the Plan and the French Sub-Plan rules. Such notification may be made by means of individual communication, general notice posted in the workplace, or such other means that are more adequate and appropriate. With respect to future RSUs to be granted pursuant to the French Sub-Plan, the Board may at any time amend, alter, suspend or discontinue the Plan or the French Sub-Plan. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

24. MODIFICATION OU TERME DU PLAN. Les seules modifications qui peuvent être apportées au Plan ou au Sous-Plan Français en ce qui concerne les Actions Gratuites attribuées en application du Sous-Plan Français sont les modifications imposées par la législation, la réglementation ou la doctrine administrative régulièrement publiée. Les Participants Résidents Français seront informés des modifications du Plan qui affecteront leurs droits au terme du Plan et du Sous-Plan Français. Cette information pourra être faite par voie de communication individuelle, par avis affiché sur le lieu de travail ou par tout autre moyen qui serait plus adéquat et plus approprié. En ce qui concerne les attributions futures qui pourraient être réalisées en application du Sous-Plan Français, le Conseil d'administration pourra à tout moment modifier, changer, suspendre ou interrompre le Plan ou le Sous-Plan Français. De plus, dans la mesure nécessaire et souhaitable pour respecter la Législation Applicable, la Société devra obtenir l'accord des actionnaires pour modifier l’une quelconque des clauses du Plan, selon les modalités et les conditions requises par la Législation Applicable.

27. Definitions.	27. Définitions.

Section 27 of the Plan shall be amended to read as follows:	L’article 27 du Plan est modifié, pour être rédigé comme suit :

27. DEFINITIONS.  The terms set forth below shall have the meanings set forth in this Section 27, rather than the definition, if any, set forth in the Plan. Unless otherwise defined in this French Sub-Plan, including this Section 27, capitalized terms used in this French Sub-Plan shall have the meaning set forth in the Plan.

27. DÉFINITIONS. Les termes figurant ci-dessous ont la signification figurant dans le présent article 27, plutôt que la définition figurant éventuellement dans le Plan. Sauf définition contraire figurant dans le présent Sous-Plan Français, y compris dans le présent article 27, les termes avec une majuscule à l’initiale utilisés dans le présent Sous-Plan Français auront la signification figurant dans le Plan.

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“Acquisition Period” means the period between the Grant Date and the Vesting Date.	« Période d'Acquisition » désigne la période commençant à la Date d’Attribution et prenant fin à la Date d'Acquisition.

“Award” means any grant of a Restricted Stock Unit made under this French Sub-Plan.	« Attribution » désigne l’attribution d’Actions Gratuites faite en application du présent Sous-Plan Français.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
« Comité » désigne le Comité des Rémunérations du Conseil d'administration, ou les personnes ayant reçu une délégation pour administrer le Plan ou une partie du Plan selon les modalités autorisées par la loi.

“Disability” means total and permanent disability established on the basis of medical evidence and corresponding to the ranking in the second or third category provided in article L.341-4 of the French Social Security Code (“Code de la sécurité sociale”).

« Invalidité » désigne une invalidité totale et permanente, attestée au moyen d’un certificat médical et correspondant au classement dans la deuxième ou dans la troisième catégorie prévue à l'article L. 341-4 du Code de la sécurité sociale français.

“French-Resident Participant” means a French-Resident Employee, who has been selected to receive an RSU under this French Sub-Plan.	« Résident Participant Français » désigne un Salarié Résident Français, qui est éligible à recevoir des Actions Gratuites en application du présent Sous-Plan Français.

“French-Resident Employee” means an individual who:	« Salarié Résident Français » désigne une personne physique qui :

(i) is employed in a salaried position by (A) a French Subsidiary, (B) the Company (if such individual works for a French branch of the Company), or (C) a non-French Subsidiary (if such individual works for a French branch of the non-French Subsidiary;

(i) à la qualité de salarié de (A) une Filiale française, (B) la Société (si cette personne physique travaille pour une succursale française de la Société), ou (C) une Filiale française (si cette personne physique travaille pour une succursale française d'une Filiale non française;

(ii) is a resident of France for tax purposes on the Grant Date; and	(ii) est fiscalement résidente de France à la Date d’Attribution ; et

(iii) does not own on the Grant Date and will not own thereafter more than ten percent (10%) of the share capital of the Company.	(iii) ne possède pas, à la Date d’Attribution, et ne possédera pas, à l’issue de l’Attribution, plus de dix pour cent (10%) du capital social de la Société.

“Grant” means the grant of an RSU under this French RSU Sub-Plan.	« Attribution » désigne l’attribution d’une Action Gratuite en application du présent Sous-Plan Français.

“Grant Date” means the date on which the Committee approves grants RSUs to French-Resident Participants under this French RSU Sub-Plan. Notice of the determination shall be given to each French-Resident Participant to whom an Award is so granted within a reasonable time after the date of such grant approval.

« Date d’Attribution » désigne la date à laquelle le Comité approuve l’Attribution des Actions Gratuites à des Participants Résidents Français en vertu du présent Sous-Plan Français. Chaque Participant Résident Français auquel une Action Gratuite est ainsi attribuée est informé de la décision d’Attribution dans un délai raisonnable après la date de cette approbation d’Attribution.

“Holding Period” means the period beginning on the date of transfer of ownership of RSU Shares, it being understood that the cumulative duration of the Vesting Period and the Holding Period cannot be shorter than two (2) years from the Grant Date.

« Période de Conservation » désigne la période commençant à la date du transfert de propriété, étant précisé que la durée cumulée de la Période d'Acquisition et de la Période de Conservation ne peut être inférieure à deux (2) ans suivant la Date d’Attribution.

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“Restricted Stock Unit” or “RSU” means the right, granted in accordance with articles L.225-197-1 et seq. of the French Commerce Code (Code de Commerce), giving a French-Resident Participant the right to receive Shares pursuant to a vesting schedule and the other terms and conditions set forth in the applicable Restricted Stock Unit Agreement, it being specified that the vesting schedule cannot provide for vesting earlier than the first (1st) annual anniversary of the Grant Date.

« Action Gratuite » ou « AGA », ou « Restricted Stock Unit », désigne le droit octroyé à un Participant Résident Français conformément aux dispositions des articles L.225-197-1 et suivants du Code de commerce français, lui conférant le droit conditionnel de recevoir des Actions Gratuites suivant un calendrier d’acquisition et sous réserve du respect de conditions figurant dans le Contrat d’Attribution applicable, étant précisé que le calendrier d'acquisition ne pourra prévoir que cette acquisition intervienne avant le premier (1er) anniversaire suivant la Date d'Attribution.

“RSU Share” means a Share issued pursuant to an RSU that is subject to selling restrictions for a period determined by the Committee which, together with the Vesting Period, can be no less than two (2) years from the Grant Date. The total number of Shares subject to RSUs granted by the Company cannot exceed ten percent (10%) of its share capital at the Grant Date.

« Action issue de l’Attribution » désigne une Action attribuée gratuitement à l’issue de la Période d’Acquisition et faisant l'objet d’une obligation de conservation pendant une période fixée par le Comité et dont la durée, ajoutée à celle de la Période d’Acquisition, ne peut être inférieure à deux (2) ans suivant la Date d’Attribution. Le nombre total d'Actions attribuées par la Société en application du Sous-Plan Français ne peut excéder dix pour cent (10%) de son capital social à la Date d'Attribution.

“Subsidiary” means a subsidiary of the Company, the share capital or voting power of which is at least ten percent (10%) owned, directly or indirectly, by the Company, and any other company in which the Company may come to own at least ten percent (10%) of the share capital or voting power, directly or indirectly.

« Filiale » désigne une filiale de la Société, dont le capital social ou les droits de vote sont détenus directement ou indirectement à hauteur de dix pour cent (10%) au moins par la Société, et toute autre société dont la Société pourrait venir à détenir, directement ou indirectement, au moins dix pour cent (10%) du capital social ou des droits de vote.

“Vesting Date” means the date on which the conditions set forth in the Restricted Stock Unit Agreement are met and the RSUs are settled in Shares, it being specified that such date cannot occur earlier than the second (1st) annual anniversary of the Grant Date.

« Date d’Acquisition » désigne la date à laquelle les conditions indiquées dans le Contrat d’Attribution sont remplies et les Actions Gratuites sont définitivement acquises et livrées, étant précisé que cette date ne peut intervenir avant le premier (1er) anniversaire de la Date d'Attribution.

28. Miscellaneous Provisions. The following Section shall be added to this French Sub-Plan:	28. Divers. L'article suivant est ajouté au Sous-Plan Français :

(a) Severability. In the event that any term or condition of the Plan and this French Sub-Plan is considered to be void under applicable law in any jurisdiction with respect to any French-Resident Participant, the Plan and this French Sub-Plan shall be interpreted in respect of such French-Resident Participant as if they did not contain such term or condition. All other terms and conditions of the Plan and this French Sub-Plan that are valid shall remain fully in force and shall be interpreted and applied in the manner that most closely respects the original intention of the Plan and this French Sub-Plan.

(a) Dissociabilité. Si une clause ou une condition du Plan ou du présent Sous-Plan Français venait à être considérée comme étant nulle d'après le droit applicable de n'importe quel État, le Plan et le présent Sous-Plan Français devront être interprétés, pour le Participant Résident Français concerné, comme s’ils ne renfermaient pas cette clause ou cette condition. Toutes les autres clauses et conditions du Plan et du présent Sous-Plan Français qui sont valables resteront pleinement applicables et devront être interprétées et s’appliquer d'une manière qui respecte le plus étroitement possible l'intention originale du Plan et du présent Sous-Plan Français.

(b) Language. The Plan and this French Sub-Plan shall be translated into French but if the translated versions are different than the English version, the English version will prevail.	(b) Langue. Le Plan et le présent Sous-Plan Français seront traduits en français, mais si les versions traduites sont différentes de la version anglaise, la version anglaise prévaudra.

B-2-27

SCAN TO
VIEW MATERIALS & VOTE

FACEBOOK, INC.
1601 WILLOW ROAD
MENLO PARK, CA 94025

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

STOCKHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E10814-P74355 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FACEBOOK, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees:** 01) Marc L. Andreessen 02) Erskine B. Bowles 03) Susan D. Desmond-Hellmann 04) Reed Hastings 05) Jan Koum 06) Sheryl K. Sandberg 07) Peter A. Thiel 08) Mark Zuckerberg	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
8. To amend and restate our 2012 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposals:

	For	Against	Abstain
9. A stockholder proposal regarding change in stockholder voting.	☐	☐	☐
10. A stockholder proposal regarding an annual sustainability report.	☐	☐	☐
11. A stockholder proposal regarding a lobbying report.	☐	☐	☐
12. A stockholder proposal regarding an international public policy committee.	☐	☐	☐
13. A stockholder proposal regarding a gender pay equity report.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

E10815-P74355

FACEBOOK, INC.
Annual Meeting of Stockholders
June 20, 2016 11:00 a.m. Pacific Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints David M. Wehner and Colin S. Stretch, and each of them, as proxy holders with full power of substitution and authority to act in the absence of the other, each to vote with respect to shares of the Company's capital stock for which proxies will be solicited for use in connection with the Annual Meeting of Stockholders, to be held on June 20, 2016 at the Sofitel San Francisco Bay located at 223 Twin Dolphin Drive, Redwood City, California 94065, beginning at 11:00 a.m. Pacific Time, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side